Exhibit 10.1

            Pooling and Servicing Agreement, dated as of December 1, 1999 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Washington Mutual Bank, F.A., as seller and servicer, and Bank One, National Association, as trustee.

                                                                  EXECUTION COPY

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              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,

                                   Depositor,

                           WASHINGTON MUTUAL BANK, FA

                              Seller and Servicer,

                         BANK ONE, NATIONAL ASSOCIATION
                                    TRUSTEE,

                                 ---------------

                         POOLING AND SERVICING AGREEMENT

                          Dated as of December 1, 1999

                                   relating to

                           WASHINGTON MUTUAL BANK, FA
           MORTGAGE-BACKED PASS-THROUGH CERTIFICATES, SERIES 1999-WM2

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I      DEFINITIONS...................................................2

ARTICLE II     CONVEYANCE OF TRUST FUND; REPRESENTATIONS AND WARRANTIES.....30

      SECTION 2.01      Conveyance of Trust Fund............................30

      SECTION 2.02      Acceptance by Trustee...............................32

      SECTION 2.03      Representations, Warranties and Covenants of the
                        Servicer and Seller.................................33

      SECTION 2.04      Representations, Warranties and Covenants of the
                        Seller with respect to the Mortgage Loans...........34

      SECTION 2.05      Issuance of Certificates............................41

      SECTION 2.06      REMIC Provisions....................................41

ARTICLE III    ADMINISTRATION AND SERVICING OF MORTGAGE LOANS...............45

      SECTION 3.01      Servicing Standard..................................45

      SECTION 3.02      Enforcement of the Obligations of Sub-Servicers.....46

      SECTION 3.03      Termination of the Rights of Sub-Servicers..........47

      SECTION 3.04      Liability of the Servicer...........................47

      SECTION 3.05      Rights of the Depositor and the Trustee in Respect
                        of the Servicer.....................................47

      SECTION 3.06      Trustee to Act as Servicer..........................48

      SECTION 3.07      Collection of Mortgage Loan Payments................48

      SECTION 3.08      Collection of Taxes, Assessments and Similar
                        Items; Escrow Accounts..............................50

      SECTION 3.09      Permitted Withdrawals from the Custodial Account....50

      SECTION 3.10      Maintenance of Primary Mortgage Insurance Policies;
                        Collections Thereunder..............................51

      SECTION 3.11      Maintenance of Hazard Insurance and Other
                        Insurance ..........................................52

      SECTION 3.12      Enforcement of Due-On-Sale Clauses; Assumption
                        Agreements .........................................53

      SECTION 3.13      Realization Upon Defaulted Mortgage Loans...........54

      SECTION 3.14      Trustee to Cooperate; Release of Trustee
                        Mortgage Files .....................................56

      SECTION 3.15      Documents, Records and Funds in Possession of
                        Servicer to be Held for the Trustee for the
                        Benefit of the Certificateholders...................57

      SECTION 3.16      Servicing Compensation; Compensating Interest.......57

      SECTION 3.17      Reports to the Depositor; Account Statements........58

      SECTION 3.18      Annual Statement as to Compliance...................58

      SECTION 3.19      Annual Independent Public Accountants' Servicing
                        Report .............................................58

      SECTION 3.20      Reports to Trustee..................................59

                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page

ARTICLE IV     PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS................59

      SECTION 4.01      Certificate Account.................................59

      SECTION 4.02      Distributions.......................................59

      SECTION 4.03      Allocation of Realized Losses.......................65

      SECTION 4.04      Monthly Statements to Certificateholders............66

      SECTION 4.05      Prepayment Interest Shortfalls and Relief Act
                        Shortfalls .........................................67

ARTICLE V      ADVANCES.....................................................68

      SECTION 5.01      Monthly Advances by the Servicer....................68

      SECTION 5.02      Advances for Attorneys' Fees........................68

      SECTION 5.03      Nonrecoverable Advances.............................69

      SECTION 5.04      Advance Procedures..................................69

ARTICLE VI     THE CERTIFICATES.............................................69

      SECTION 6.01      The Certificates....................................69

      SECTION 6.02      Registration of Transfer and Exchange of
                        Certificates .......................................70

      SECTION 6.03      Mutilated, Destroyed, Lost or Stolen Certificates...74

      SECTION 6.04      Persons Deemed Owners...............................75

      SECTION 6.05      Access to List of Certificateholders' Names and
                        Addresses ..........................................75

      SECTION 6.06      Maintenance of Office or Agency.....................75

      SECTION 6.07      Book-Entry Certificates.............................75

      SECTION 6.08      Notices to Clearing Agency..........................76

      SECTION 6.09      Definitive Certificates.............................76

ARTICLE VII    THE DEPOSITOR, SELLER AND THE SERVICER.......................77

      SECTION 7.01      Liabilities of the Depositor, Seller and the
                        Servicer ...........................................77

      SECTION 7.02      Merger or Consolidation of the Depositor, the
                        Seller or the Servicer..............................78

      SECTION 7.03      Limitation on Liability of the Depositor, the
                        Servicer and Others.................................78

      SECTION 7.04      Servicer Not to Resign..............................79

      SECTION 7.05      Errors and Omissions Insurance; Fidelity Bonds......79

      SECTION 7.06      Seller and Servicer May Own Certificates............79

ARTICLE VIII   DEFAULT......................................................79

      SECTION 8.01      Events of Default...................................79

      SECTION 8.02      Trustee to Act; Appointment of Successor............81

      SECTION 8.03      Notification to Certificateholders..................82

      SECTION 8.04      Waiver of Events of Default.........................82

                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page

ARTICLE IX     CONCERNING THE TRUSTEE.......................................82

      SECTION 9.01      Duties of Trustee...................................82

      SECTION 9.02      Certain Matters Affecting the Trustee...............84

      SECTION 9.03      Trustee Not Liable for Certificates or Mortgage
                        Loans ..............................................85

      SECTION 9.04      Trustee May Own Certificates........................85

      SECTION 9.05      Trustee's Compensation and Expenses.................85

      SECTION 9.06      Eligibility Requirements for Trustee................86

      SECTION 9.07      Resignation and Removal of Trustee..................86

      SECTION 9.08      Successor Trustee...................................86

      SECTION 9.09      Merger or Consolidation of Trustee..................87

      SECTION 9.10      Appointment of Co-Trustee or Separate Trustee.......87

      SECTION 9.11      Office of the Trustee...............................88

      SECTION 9.12      Tax Returns, 1934 Act Reporting, Other Data.........88

ARTICLE X      TERMINATION..................................................89

      SECTION 10.01     Termination upon Liquidation or Repurchase of
                        all Mortgage Loans..................................89

      SECTION 10.02     Procedure Upon Optional or Other Final Termination..89

      SECTION 10.03     Additional Termination Requirements.................90

ARTICLE XI     MISCELLANEOUS PROVISIONS.....................................91

      SECTION 11.01     Amendment...........................................91

      SECTION 11.02     Recordation of Agreement; Counterparts..............92

      SECTION 11.03     Governing Law.......................................92

      SECTION 11.04     Intention of Parties................................92

      SECTION 11.05     Notices.............................................93

      SECTION 11.06     Severability of Provisions..........................94

      SECTION 11.07     Limitation on Rights of Certificateholders..........94

      SECTION 11.08     Certificates Nonassessable and Fully Paid...........95

                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page

EXHIBIT A  FORM OF CLASS A CERTIFICATE.......................................1

EXHIBIT B  FORM OF CLASS M CERTIFICATE.......................................1

EXHIBIT C  FORM OF CLASS B CERTIFICATE.......................................1

EXHIBIT D  FORM OF CLASS [R-1][R-2] CERTIFICATE..............................1

EXHIBIT E  SCHEDULE OF MORTGAGE LOANS........................................1

EXHIBIT F-1  FORM OF INITIAL CERTIFICATION OF TRUSTEE........................1

EXHIBIT F-2  FORM OF CERTIFICATION OF TRUSTEE................................1

EXHIBIT G  FORM OF REQUEST FOR RELEASE.......................................1

EXHIBIT H-1  FORM OF INVESTOR REPRESENTATION LETTER..........................1

EXHIBIT H-2  FORM OF TRANSFEROR REPRESENTATION LETTER........................1

EXHIBIT I FORM OF RULE 144A INVESTMENT REPRESENTATION........................1

EXHIBIT J  FORM OF INVESTOR TRANSFER AFFIDAVIT AND AGREEMENT.................1

EXHIBIT K  FORM OF TRANSFER CERTIFICATE......................................1

EXHIBIT L FORM OF ALLONGE ...................................................1

EXHIBIT M SCHEDULE OF DISCOUNT FRACTIONS.....................................1

ANNEX Y CLASS Y PRINCIPAL DISTRIBUTION.....................................Y-1

            THIS POOLING AND SERVICING AGREEMENT, dated as of December 1, 1999, is hereby executed by and between CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., depositor (the "Depositor"), WASHINGTON MUTUAL BANK, FA. ("Washington Mutual"), in its capacity as seller (the "Seller") and in its capacity as servicer (the "Servicer") and BANK ONE, NATIONAL ASSOCIATION, a national banking association, as trustee (the "Trustee"). Capitalized terms used in this Agreement and not otherwise defined will have the meanings assigned to them in
Article I below.

                              PRELIMINARY STATEMENT

            The Depositor is the owner of the Mortgage Loans and the other property being conveyed by it to the Trustee in its capacity as trustee of the Trust Fund, in accordance with this Agreement, and the Depositor has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Trust Fund.

            As provided herein, the Trustee will elect to treat the assets consisting of the Mortgage Loans and certain other assets as described herein as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as the "Trust REMIC I" and the Depositor will elect to treat the assets consisting of the Class Y and Class Z interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as the "Trust REMIC II." The Class R-1 Certificates will represent the sole class of "residual interests" in the Trust REMIC I for purposes of the REMIC Provisions (as defined herein) under federal income tax law and the Class R-2 Certificates will represent the sole class of "residual interests" in the Trust REMIC II for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, aggregate Initial Certificate Principal Balance and Maturity Date for each Class of Certificates comprising the interests representing "regular interests" in the Trust REMIC I and the Trust REMIC II (collectively, the "REMIC Regular Certificates"). The "latest possible maturity date" (determined solely for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii)) for each Class of REMIC Regular Certificates shall be the first Distribution Date that follows the stated maturity date for the Mortgage Loan included in the Trust Fund as of the Closing Date with the longest remaining term to stated maturity.

                                  Trust REMIC I

                                       Aggregate Initial
                                     Certificate Principal
Designation             Type                Balances             Maturity Date
-----------             ----                --------             -------------
    P-1               Regular             $402,680.57          November 19, 2014
    P-2               Regular             $659,691.13          November 19, 2014
    Y-1               Regular             $119,521.78          November 19, 2014
    Y-2               Regular              $81,413.89          November 19, 2014
    Z-1               Regular           $239,549,341.31        November 19, 2014
    Z-2               Regular           $162,746,368.53        November 19, 2014
    R-1               Residual              $100.00                   n/a

                                 Trust REMIC II

                                             Aggregate
                                              Initial
                                            Certificate
                                             Principal      Pass-Through                                    Duff and
  Designation             Type               Balances          Rate            Maturity Date      Moody's    Phelps
  -----------             ----               --------          ----            -------------      -------    ------
Class 1 A         Senior                 $ 232,466,000.00   6.25%            November 19, 2014      Aaa        AAA
Class 1 A-P       Senior/Principal Only  $     402,680.57   0.00%            November 19, 2014      Aaa        AAA
Class 1 M-1       Mezzanine              $   4,562,000.00   6.25%            November 19, 2014      n/a        AA
Class 1 M-2       Mezzanine              $     840,000.00   6.25%            November 19, 2014      n/a         A
Class 2 A         Senior                 $ 157,923,000.00   7.00%            November 19, 2014      Aaa        AAA
Class 2 A-P       Senior/Principal Only  $     659,691.13   0.00%            November 19, 2014      Aaa        AAA
Class 2 M-1       Mezzanine              $   3,106,000.00   7.00%            November 19, 2014      n/a        AA
Class 2 M-2       Mezzanine              $     572,000.00   7.00%            November 19, 2014      n/a         A
Class R-2         Residual               $         100.00   7.00%            November 19, 2014      n/a        AAA
Class M-3         Mezzanine              $   1,009,000.00   Variable         November 19, 2014      n/a        BBB
Class B-1         Subordinate            $     807,000.00   Variable         November 19, 2014      n/a        BB
Class B-2         Subordinate            $     605,000.00   Variable         November 19, 2014      n/a         B
Class B-3         Subordinate            $     606,545.51   Variable         November 19, 2014      n/a        n/a

            All covenants and agreements made by the Depositor herein are for the benefit and security of the Certificateholders. The Depositor is entering into this Agreement, and the Trustee is accepting the trusts created hereby and thereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. The aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date is $403,559,117.21.

            The parties hereto intend to effect an absolute sale and assignment of the Mortgage Loans to the Trustee for the benefit of Certificateholders under the Mortgage Loan Purchase Agreement and this Agreement. However, the Seller and the Depositor will hereunder absolutely assign, and as a precautionary matter grant a security interest in and to, its rights, if any, in the Trust Fund and the Mortgage Loans to the Trustee on behalf of Certificateholders to ensure that the interest of the Certificateholders hereunder in the Mortgage Loans is fully protected.

                         W I T N E S S E T H  T H A T:

            In consideration of the mutual agreements herein contained, the Depositor, the Servicer, the Seller and the Trustee agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

            Adverse REMIC Event: As defined in Section 2.06(f).

            Aggregate Subordinate Percentage: As of any date of determination, an amount equal to the aggregate Certificate Principal Balance of the Class M Certificates and Class B Certificates, divided by the aggregate Principal Balances of the Mortgage Loans (other than the Discount Fraction of the Discount Mortgage Loans) immediately prior to such date.

            Agreement: This Pooling and Servicing Agreement and any and all exhibits, amendments or supplements hereto.

            Appraised Value: The appraised value of the Mortgaged Property based upon the appraisal made for the originator at the time of the origination of the related Mortgage Loan or the sales price of the Mortgaged Property at the time of such origination, whichever is less, or with respect to any Mortgage Loan that represents a refinancing, the lower of the appraised value at origination or the appraised value of the Mortgaged Property based upon the appraisal made at the time of such refinancing.

            Assignment: An assignment from the Seller, in blank, of the Mortgage, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect, if recorded, of record the absolute sale and assignment of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

            Available Distribution Amount: With respect to any Distribution Date and each Loan Group, the excess of

            (1) the sum of (i) the aggregate amount of payments and collections received by the Servicer in respect of each Mortgage Loan on or prior to the related Determination Date and not previously remitted, from any source, including amounts received from the related Mortgagor, Insurance Proceeds, Liquidation Proceeds (net of related Liquidation Expenses) and condemnation awards, and amounts received in connection with the purchase of any Mortgage Loans by the Seller or Servicer and the substitution of Replacement Mortgage Loans, and excluding interest and other earnings on amounts on deposit in or credited to the Custodial Account and the Certificate Account, and (ii) the aggregate amount of Monthly Advances and Compensating Interest allocated to such Loan Group required to be remitted by the Servicer relating to such Distribution Date;

minus

            (2) the sum of (i) the aggregate amount of the servicing compensation to be paid to the Servicer pursuant to the terms hereof (including, without limitation, Servicing Fees, prepayment penalties, fees or premiums, late payment charges and assumption fees and any excess interest charges payable by the Mortgagor by virtue of any default or other non-compliance by the Mortgagor with the terms of the Mortgage Loan or any other instrument or document executed in connection therewith or otherwise), (ii) any amount included therein representing late payments or other recoveries of principal or interest (including Liquidation Proceeds (net of Liquidation Expenses), Insurance Proceeds and condemnation awards) with respect to any Mortgage Loans in respect of which the Servicer has made a previously unreimbursed Monthly Advance to the extent of such Monthly Advance, (iii) amounts included therein representing reimbursement of Nonrecoverable Advances and other amounts permitted to be withdrawn from the Custodial Account or the Certificate Account, (iv) all Monthly Payments or portions thereof (other than Principal Prepayments and other unscheduled collections of principal) received in respect of scheduled principal and interest on any Mortgage Loan due after the related Due Period and included therein, (v) all payments due on any Mortgage Loan on or prior to the Cut-off Date and included therein, and (vi) Principal Prepayments and other unscheduled collections of principal received after the related Prepayment Period and included therein.

            Bankruptcy Code: The United States Bankruptcy Code, as amended from time to time (11 U.S.C.).

            Beneficial Holder: A Person holding a beneficial interest in any Certificate through a Participant or an Indirect Participant or a Person holding a beneficial interest in any Definitive Certificate, as defined in Section 6.07.

            Book-Entry Certificates: Certificates evidencing a beneficial interest in the Trust Fund, ownership and transfers of which shall be made through book entries, as described in Section 6.07.

            Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in New York or the state in which the Servicer or the Corporate Trust Office are located are authorized or obligated by law or executive order to be closed.

            Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

            Certificate: Any Class 1 A, Class 1 A-P, Class 1 M-1, Class 1 M-2, Class 2 A, Class 2 A-P, Class 2 M-1, Class 2 M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class R-1 or Class R-2 Certificate executed and authenticated by the Trustee for the benefit of the Certificateholders in substantially the form or forms attached as Exhibits hereto.

            Certificate Account: The separate account or accounts created and maintained by the Trustee pursuant to Section 4.01, in the name of the Trustee for the benefit of the Certificateholders for deposit of payments and collections in respect of the Mortgage Loans pursuant to Section 4.01 hereof, which account or accounts must be an Eligible Account or Accounts.

            Certificate Principal Balance: On any date and with respect to each Class A and Class R Certificate, the Initial Certificate Principal Balance of such Certificate as specified on the face thereof less the sum of (i) all amounts previously distributed to the Holder of such Class A or Class R Certificate (or any predecessor Certificate) with respect to principal pursuant to Section 4.02 and (ii) all amounts of Realized Losses previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.03. On any date and with respect to each Class M Certificate, the Initial Certificate Principal Balance of such Class M Certificate less the sum of (i) all amounts previously distributed to the Holder of such Class M Certificate (or any predecessor Certificate) with respect to principal pursuant to Section 4.02 and
(ii) all amounts of Realized Losses previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.03, provided that if the Certificate Principal Balances of the Class B Certificates have been reduced to zero and the Class M-3 Certificates remain outstanding, the Certificate Principal Balance of the Class M-3 Certificates shall equal the Percentage Interest evidenced by such Certificate multiplied by the excess, if any, of (a) the then aggregate Principal Balance of the Mortgage Loans, over (b) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding. On any date and with respect to each Class B Certificate, the Initial Certificate Principal Balance of such Class B Certificate, less the sum of (i) all amounts previously distributed to Holder of such Class B Certificate (or any predecessor Certificate) with respect to principal pursuant to Section
4.02 and (ii) all amounts of Realized Losses previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.03, provided that the Certificate Principal Balance of each Class B Certificate outstanding with the highest numerical designation at any given time shall equal the Percentage Interest evidenced by such Certificate multiplied by the excess, if any, of (a) the then aggregate Principal Balance of the Mortgage Loans, over (b) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding. On any date and with respect to each Class of the Class Y and Class Z interests, the Initial Certificate Principal Balance of such interest as indicated in the table in Preliminary Statement hereto less the sum of (i) all amounts previously distributed to

Holders of such interests with respect to principal pursuant to Section 4.02 and
(ii) all amounts of Realized Losses previously allocated to such interest pursuant to Section 4.03.

            Certificate Register: The register maintained pursuant to Section 6.02(a) hereof.

            Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register; provided that, the "Certificateholder" or "Holder" with respect to the Class Y and Class Z interests shall be the Trustee.

            Class: Collectively, all of the Certificates or Class Y or Class Z interests bearing the same designation.

            Class A Certificate: Any one of the Class 1 A, Class 1 A-P, Class 2 A and Class 2 A-P Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A and evidencing an interest designated as a "regular interest" in the Trust REMIC II for purposes of the REMIC Provisions.

            Class A Cumulative Interest Shortfall Amount: On any Distribution Date and with respect to any Class of Class A Certificates (other than Class A-P Certificates), an amount equal to (i) any portion of the related Class A Interest Distribution Amount that was not distributed to the Holders of such Class A Certificates on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Holders of such Class A Certificates on or prior to such Distribution Date.

            Class A Interest Distribution Amount: On any Distribution Date and with respect to any Class of Class A Certificates (other than Class A-P Certificates), (a) one-twelfth of the product of (i) the aggregate Certificate Principal Balance of such Class of Class A Certificates as of the last day of the related Interest Accrual Period and (ii) the related Pass-Through Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls allocated to such Class of Class A Certificates pursuant to Section
4.05 on such Distribution Date.

            Class A-P Certificate: Any of the Class 1 A-P Certificates or Class 2 A-P Certificates.

            Class A-P Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan and any Distribution Date, the excess of the amount described in clause (C)(1) over the amount described in clause (C)(2) of the definition of Class A-P Principal Distribution Amount.

            Class A-P Principal Distribution Amount: As to any Distribution Date prior to the Credit Support Depletion Date and with respect to any Class of Class A-P Certificates, the aggregate of the following:

            (A) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan in the related Loan Group due during the related Due Period, whether or not received on or prior to the related Determination Date;

            (B) the related Discount Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan in the related Loan Group received during the related Prepayment Period (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments and repurchases of Discount Mortgage Loans (or, in the case of a substitution of a Deleted

Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

            (C) in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan in the related Loan Group, an amount equal to the lesser of (1) the applicable Discount Fraction of the Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Mortgage Loan to the extent applied as recoveries of principal;

            (D) any amounts allocable to principal for any previous Distribution Date (calculated pursuant to clauses (A) through (C) above) for such Class of Class A-P Certificates that remain undistributed; and

            (E) with respect to such Class of Class A-P Certificates, the amount of any Class A-P Collection Shortfalls for such Distribution Date and the amount of any Class A-P Collection Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds from the related Loan Group for such Distribution Date.

As to any Distribution Date on or after the Credit Support Depletion Date and with respect to any Class of Class A-P Certificates, the amount set for in
Section 4.02 (d).

            Class A Principal Distribution Amount: As to any Distribution Date and with respect to any Class of Class A Certificates (other than any Class of Class A-P Certificates), the lesser of (a) the balance of the Available Distribution Amount relating to the Loan Group representing such Class of Class A Certificates remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(y)(i) and Section 4.02(a)(y)(ii)(X) and
(b) the sum of the amounts required to be distributed to such Class A Certificateholders on such Distribution Date pursuant to Section 4.02(a)(y)(ii)(Y).

            Class B Certificate: Any one of the Class B-1 Certificates, Class B-2 Certificates or Class B-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C and evidencing an interest designated as a "regular interest" in the Trust REMIC II for purposes of the REMIC Provisions.

            Class B-1 Cumulative Interest Shortfall Amount: On any Distribution Date, an amount equal to (i) any portion of a Class B-1 Interest Distribution Amount that was not distributed to the Holders of the Class B-1 Certificates on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Class B-1 Certificates on or prior to such Distribution Date.

            Class B-1 Interest Distribution Amount: On any Distribution Date,
(a) one-twelfth of the product of (i) the aggregate Certificate Principal Balance of the Class B-1 Certificates as of the last day of the related Interest Accrual Period and (ii) the related Pass-Through Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls allocated to such Certificates pursuant to Section 4.05 on such Distribution Date.

            Class B-1 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-1 Certificates immediately prior to such date and the denominator of which is the aggregate Principal Balance of all Mortgage Loans (other than the Discount Fraction of the Discount Mortgage Loans) immediately prior to such Distribution Date.

            Class B-1 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-1, Class B-2 and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.50%.

            Class B-2 Cumulative Interest Shortfall Amount: On any Distribution Date, an amount equal to (i) any portion of a Class B-2 Interest Distribution Amount that was not distributed to the Holders of the Class B-2 Certificates on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Class B-2 Certificates on or prior to such Distribution Date.

            Class B-2 Interest Distribution Amount: On any Distribution Date,
(a) one-twelfth of the product of (i) the aggregate Certificate Principal Balance of the Class B-2 Certificates as of the last day of the related Interest Accrual Period and (ii) the related Pass-Through Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls allocated to such Certificates pursuant to Section 4.05 on such Distribution Date.

            Class B-2 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-2 Certificates immediately prior to such date and the denominator of which is the aggregate Principal Balance of all Mortgage Loans (other than the Discount Fraction of the Discount Mortgage Loans) immediately prior to such Distribution Date.

            Class B-2 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.30%.

            Class B-3 Cumulative Interest Shortfall Amount: On any Distribution Date, an amount equal to (i) any portion of a Class B-3 Interest Distribution Amount that was not distributed to the Holders of the Class B-3 Certificates on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Class B-3 Certificates on or prior to such Distribution Date.

            Class B-3 Interest Distribution Amount: On any Distribution Date,
(a) one-twelfth of the product of (i) the aggregate Certificate Principal Balance of the Class B-3 Certificates as of the last day of the related Interest Accrual Period and (ii) the related Pass-Through Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls allocated to such Certificates pursuant to Section 4.05 on such Distribution Date.

            Class B-3 Percentage: With respect to any Distribution Date, a fraction expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-3 Certificates immediately prior to such date and the denominator of which is the aggregate Principal Balance of all Mortgage Loans (other than the Discount Fraction of the Discount Mortgage Loans) immediately prior to such Distribution Date.

            Class B-3 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.15%.

            Class B Percentage: The Class B-1 Percentage, Class B-2 Percentage or Class B-3 Percentage, as applicable.

            Class M Certificate: Any one of the Class 1 M-1, Class 1 M-2, Class 2 M-1, Class 2 M-2 or Class M-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and evidencing an interest designated as a "regular interest" in the Trust REMIC II for purposes of the REMIC Provisions.

            Class M-1 Certificate: Any one of the Class 1 M-1 Certificates or Class 2 M-1 Certificates.

            Class M-2 Certificate: Any one of the Class 1 M-2 Certificates or Class 2 M-2 Certificates.

            Class 1 M-1 Cumulative Interest Shortfall Amount: On any Distribution Date, an amount equal to (i) any portion of a Class 1 M-1 Interest Distribution Amount that was not distributed to the Holders of the Class 1 M-1 Certificates on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Class 1 M-1 Certificates on or prior to such Distribution Date.

            Class 1 M-1 Interest Distribution Amount: On any Distribution Date,
(a) one-twelfth of the product of (i) the aggregate Certificate Principal Balance of the Class 1 M-1 Certificates as of the last day of the related Interest Accrual Period and (ii) the related Pass-Through Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls allocated to such Certificates pursuant to Section 4.05 on such Distribution Date.

            Class 1 M-1 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class 1 M-1 Certificates immediately prior to such date and the denominator of which is the aggregate Principal Balance of all Mortgage Loans in the related Loan Group (other than the Discount Fraction of the Discount Mortgage Loans) immediately prior to such Distribution Date.

            Class 1 M-2 Cumulative Interest Shortfall Amount: On any Distribution Date, an amount equal to (i) any portion of a Class 1 M-2 Interest Distribution Amount that was not distributed to the Holders of the Class 1 M-2 Certificates on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Class 1 M-2 Certificates on or prior to such Distribution Date.

            Class 1 M-2 Interest Distribution Amount: On any Distribution Date,
(a) one-twelfth of the product of (i) the aggregate Certificate Principal Balance of the Class 1 M-2 Certificates as of the last day of the related Interest Accrual Period and (ii) the related Pass-Through Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls allocated to such Certificates pursuant to Section 4.05 on such Distribution Date.

            Class 1 M-2 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class 1 M-2 Certificates immediately prior to such date and the denominator of which is the aggregate Principal

Balance of all Mortgage Loans in the related Loan Group (other than the Discount Fraction of the Discount Mortgage Loans) immediately prior to such Distribution Date.

            Class 1 M-2 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of (i) the Certificate Principal Balance of the Class 1 M-2 Certificates and (ii) the Loan Group Percentage for Loan Group 1 multiplied by the aggregate Certificate Principal Balance of the Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, in each case immediately prior to such Distribution Date, divided by the aggregate Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date, is greater than or equal to 1.10%.

            Class 2 M-1 Cumulative Interest Shortfall Amount: On any Distribution Date, an amount equal to (i) any portion of a Class 2 M-1 Interest Distribution Amount that was not distributed to the Holders of the Class 2 M-1 Certificates on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Class 2 M-1 Certificates on or prior to such Distribution Date.

            Class 2 M-1 Interest Distribution Amount: On any Distribution Date,
(a) one-twelfth of the product of (i) the aggregate Certificate Principal Balance of the Class 2 M-1 Certificates as of the last day of the related Interest Accrual Period and (ii) the related Pass-Through Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls allocated to such Certificates pursuant to Section 4.05 on such Distribution Date.

            Class 2 M-1 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class 2 M-1 Certificates immediately prior to such date and the denominator of which is the aggregate Principal Balance of all Mortgage Loans in the related Loan Group (other than the Discount Fraction of the Discount Mortgage Loans) immediately prior to such Distribution Date.

            Class 2 M-2 Cumulative Interest Shortfall Amount: On any Distribution Date, an amount equal to (i) any portion of a Class 2 M-2 Interest Distribution Amount that was not distributed to the Holders of the Class 2 M-2 Certificates on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Class 2 M-2 Certificates on or prior to such Distribution Date.

            Class 2 M-2 Interest Distribution Amount: On any Distribution Date,
(a) one-twelfth of the product of (i) the aggregate Certificate Principal Balance of the Class 2 M-2 Certificates as of the last day of the related Interest Accrual Period and (ii) the related Pass-Through Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls allocated to such Certificates pursuant to Section 4.05 on such Distribution Date.

            Class 2 M-2 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class 2 M-2 Certificates immediately prior to such date and the denominator of which is the aggregate Principal Balance of all Mortgage Loans in the related Loan Group (other than the Discount Fraction of the Discount Mortgage Loans) immediately prior to such Distribution Date.

            Class 2 M-2 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of (i) the Certificate Principal Balance of the Class 2 M-2 Certificates and (ii) the Loan Group Percentage for Loan Group 2 multiplied by the aggregate Certificate Principal Balance of the Class M-3, Class B-1, Class B-2 and

Class B-3 Certificates, in each case immediately prior to such Distribution Date, divided by the aggregate Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date, is greater than or equal to 1.10%.

            Class M-1 Principal Distribution Amount: With respect to any Distribution Date and any Class of Class M-1 Certificates, (a) the sum of (i) the product of (x) the related Class M-1 Percentage and (y) the amounts described in Section 4.02(a)(y)(ii)(Y)(A) and Section 4.02(a)(y)(ii)(Y)(B), without application of the Senior Percentage or the Senior Accelerated Prepayment Percentage, for the related Loan Group; (ii) the product of (x) the related Prepayment Distribution Percentage and (y) the sum for the related Loan Group of the amounts described in Section 4.02(a)(y)(ii)(Y)(C), without application of the Senior Accelerated Prepayment Percentage, and not distributed to the related Class of Class A Certificates (other than the Class A-P Certificates) on such Distribution Date; (iii) if the related Class of Class A Certificates (other than the Class A-P Certificates) is no longer outstanding, the product of (x) the Certificate Principal Balance of such Class of Class M-1 Certificates divided by the aggregate Certificate Principal Balance of the Class 1 M-1 and Class 2 M-1 Certificates, and (y) any Excess Subordinate Principal Amount due to Realized Losses for such Distribution Date; and (iv) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date that remain undistributed, to the extent that such amounts are not attributable to Realized Losses which have been allocated to such Class of Certificates; minus (b) any Excess Subordinate Principal Amount not payable to such Class on such Distribution Date pursuant to the definition thereof; provided, however, that such amount shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

            Class M-2 Principal Distribution Amount: With respect to any Distribution Date and any Class of Class M-2 Certificates, (a) the sum of (i) the product of (x) the related Class M-2 Percentage and (y) the amounts described in Section 4.02(a)(y)(ii)(Y)(A) and Section 4.02(a)(y)(ii)(Y)(B), without application of the Senior Percentage or the Senior Accelerated Prepayment Percentage, for the related Loan Group; (ii) the product of (x) the related Prepayment Distribution Percentage and (y) the sum for the related Loan Group of the amounts described in Section 4.02(a)(y)(ii)(Y)(C), without application of the Senior Accelerated Prepayment Percentage, and not distributed to the related Class of Class A Certificates (other than the Class A-P Certificates) on such Distribution Date; (iii) if the related Class of Class A Certificates (other than the Class A-P Certificates) is no longer outstanding, the product of (x) the Certificate Principal Balance of such Class of Class M-2 Certificates divided by the aggregate Certificate Principal Balance of the Class 1 M-2 Certificates and Class 2 M-2 Certificates, and (y), any Excess Subordinate Principal Amount due to Realized Losses for such Distribution Date; and (iv) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date that remain undistributed, to the extent that such amounts are not attributable to Realized Losses which have been allocated to such Class of Certificates; minus (b) any Excess Subordinate Principal Amount not payable to such Class on such Distribution Date pursuant to the definition thereof; provided, however, that such amount shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

            Class M-3 Cumulative Interest Shortfall Amount: On any Distribution Date, an amount equal to (i) any portion of a Class M-3 Interest Distribution Amount that was not distributed to the Holders of the Class M-3 Certificates on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Class M-3 Certificates on or prior to such Distribution Date.

            Class M-3 Interest Distribution Amount: On any Distribution Date,
(a) one-twelfth of the product of (i) the aggregate Certificate Principal Balance of the Class M-3 Certificates as of the last day of the related Interest Accrual Period and (ii) the related Pass-Through Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls allocated to such Certificates pursuant to Section 4.05 on such Distribution Date.

            Class M-3 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-3 Certificates immediately prior to such date and the denominator of which is the aggregate Principal Balance of all Mortgage Loans (other than the Discount Fraction of the Discount Mortgage Loans) immediately prior to such Distribution Date.

            Class M-3 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class M-3, Class B-1, Class B-2 and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.75%.

            Class M Percentage: The Class 1 M-1 Percentage, Class 1 M-2 Percentage, Class 2 M-1 Percentage, Class 2 M-2 Percentage or Class M-3 Percentage, as applicable.

            Class P Interest: Any one of the Class P-1 Interest or Class P-2 Interest which shall be in uncertificated form and shall each evidence an ownership interest designated as a "regular interest" in Trust REMIC I for purposes of the REMIC Provisions. The Class P-1 Interest shall have an initial principal balance equal to the initial principal balance of the Class 1A-P Certificates, shall be entitled to no distributions of interest and shall be entitled to principal distributions and subject to the allocation of realized losses in the same amount and at the same time as the Class 1A-P Certificates. The Class P-2 Interest shall have an initial principal balance equal to the initial principal balance of the Class 2A-P Certificates, shall be entitled to no distributions of interest and shall be entitled to principal distributions and subject to the allocation of realized losses in the same amount and at the same time as the Class 2A-P Certificates.

            Class R Certificates: The Class R-1 Certificates and Class R-2 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in the Trust REMIC I and Trust REMIC II, respectively, for purposes of the REMIC Provisions.

            Class R Interest Distribution Amount: On any Distribution Date, (a) one-twelfth of the product of (i) the aggregate Certificate Principal Balance of the Class R Certificates as of the last day of the related Interest Accrual Period and (ii) the related Pass-Through Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls relating to Group 2 Loans and allocated to such Certificates pursuant to Section 4.05 on such Distribution Date.

            Class Y: Any one of the Class Y-1 or Class Y-2 ownership interests which shall be in uncertificated form and shall each evidence an ownership interest designated as a "regular interest" in Trust REMIC I for purposes of the REMIC Provisions.

            Class Y Interest: Any one of the Class Y-1 Interest or Class Y-2 Interest which shall be in uncertificated form and shall each evidence an ownership interest designated as a "regular interest" in Trust REMIC I for purposes of the REMIC Provisions.

            Class Y-1 Cumulative Interest Shortfall Amount: On any Distribution Date, an amount equal to (i) any portion of a Class Y-1 Interest Distribution Amount that was not distributed to the Holders of the Class Y-1 interests on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Class Y-1 interests on or prior to such Distribution Date.

            Class Y-1 Interest Distribution Amount: On any Distribution Date,
(a) one-twelfth of the product of (i) the Certificate Principal Balance of the Class Y-1 interests immediately prior to such Distribution Date and (ii) the related Pass-Through Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls relating to Group 1 Loans and allocated to such interests pursuant to Section 4.05 on such Distribution Date.

            Class Y-1 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the Class Y Principal Reduction Amount allocable to the Class Y-1 interest for such Distribution Date over the principal portion of Realized Losses allocated to the Class Y-1 interest on such Distribution Date.

            Class Y-2 Cumulative Interest Shortfall Amount: On any Distribution Date, an amount equal to (i) any portion of a Class Y-2 Interest Distribution Amount that was not distributed to the Holders of the Class Y-2 interests on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Class Y-2 interests on or prior to such Distribution Date.

            Class Y-2 Interest Distribution Amount: On any Distribution Date,
(a) one-twelfth of the product of (i) the Certificate Principal Balance of the Class Y-2 interests immediately prior to such Distribution Date and (ii) the related Pass-Through Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls relating to Group 2 Loans and allocated to such interests pursuant to Section 4.05 on such Distribution Date.

            Class Y-2 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the Class Y Principal Reduction Amount allocable to the Class Y-2 interest for such Distribution Date over the principal portion of Realized Losses allocated to the Class Y-2 interest on such Distribution Date.

            Class Y Principal Reduction Amounts: For any Distribution Date, the amounts by which the principal balances of the Class Y1 and Class Y2 interests, respectively, will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal as set forth on Annex Y.

            Class Z: Any one of the Class Z-1 or Class Z-2 ownership interests which shall be in uncertificated form and shall each evidence an ownership interest designated as a "regular interest" in Trust REMIC I for purposes of the REMIC Provisions.

            Class Z Interest: Any one of the Class Z-1 Interest or Class Z-2 Interest which shall be in uncertificated form and shall each evidence an ownership interest designated as a "regular interest" in Trust REMIC I for purposes of the REMIC Provisions.

            Class Z Principal Reduction Amounts: For any Distribution Date, the amounts by which the Certificate Principal Balances of the Class Z-1 and Class Z-2 interests, respectively, will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, which shall be in each case the excess of (A) the sum of (x) the excess of the Available Distribution Amount for the related Loan Group over the amount thereof distributable in respect of interest on the related Class Y interests and (y) the amount of Realized Losses allocable to principal for the related Loan Group over (B) the Class Y Principal Reduction Amount for the related Loan Group.

            Class Z-1 Cumulative Interest Shortfall Amount: On any Distribution Date, an amount equal to (i) any portion of a Class Z-1 Interest Distribution Amount that was not distributed to the Holders of the Class Z-1 interests on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Class Z-1 interests on or prior to such Distribution Date.

            Class Z-1 Interest Distribution Amount: On any Distribution Date,
(a) one-twelfth of the product of (i) the Certificate Principal Balance of the Class Z-1 interests immediately prior to such Distribution Date and (ii) the related Pass-Through Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls relating to Group 1 Loans and allocated to such interests pursuant to Section 4.05 on such Distribution Date.

            Class Z-1 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the Class Z-1 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Z-1 interest on such Distribution Date.

            Class Z-2 Cumulative Interest Shortfall Amount: On any Distribution Date, an amount equal to (i) any portion of a Class Z-2 Interest Distribution Amount that was not distributed to the Holders of the Class Z-2 interests on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Class Z-2 interests on or prior to such Distribution Date.

            Class Z-2 Interest Distribution Amount: On any Distribution Date,
(a) one-twelfth of the product of (i) the Certificate Principal Balance of the Class Z-2 interests immediately prior to such Distribution Date and (ii) the related Pass-Through Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls relating to Group 2 Loans and allocated to such interests pursuant to Section 4.05 on such Distribution Date.

            Class Z-2 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the Class Z-2 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Z-2 interest on such Distribution Date.

            Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, which initially shall be DTC.

            Code: The Internal Revenue Code of 1986.

            Compensating Interest: With respect to any Distribution Date, an amount equal to interest shortfalls resulting from Principal Prepayments in Full by a Mortgagor during the related Prepayment Period, but not more than the lesser of (a) one-twelfth of 0.125% of the aggregate Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee to which the Servicer is entitled on such Distribution Date, all income and gain on amounts held in the Custodial Account that are payable to the Certificateholders with respect to such Distribution Date and any other servicing compensation to which the Servicer may be entitled on such Distribution Date pursuant to the terms hereof.

            Corporate Trust Office: The designated office of the Trustee in the State of Illinois at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agreement is located at 1 Bank One Plaza, Suite IL1-0126, Chicago, Illinois 60670-0126.

            Credit Support Depletion Date: The first Distribution Date on which the Certificate Principal Balances of the Class M Certificates and Class B Certificates have been reduced to zero.

            Cumulative Interest Shortfall Amount: The Class A Cumulative Interest Shortfall Amount, the Class 1 M-1 Cumulative Interest Shortfall Amount, the Class 1 M-2 Cumulative Interest Shortfall Amount, the Class 2 M-1 Cumulative Interest Shortfall Amount, the Class 2 M-2 Cumulative Interest Shortfall Amount, the Class M-3 Cumulative Interest Shortfall Amount, the Class B-1 Cumulative Interest Shortfall Amount, the Class B-2 Cumulative Interest Shortfall Amount or the Class B-3 Cumulative Interest Shortfall Amount, as applicable.

            Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

            Custodial Account: The deposit account or accounts created and maintained by the Servicer pursuant to Section 3.07 hereof in a depository institution which may be the Servicer for the benefit of the Certificateholders, which account or accounts must be Eligible Accounts.

            Cut-off Date: December 1, 1999.

            Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

            Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or that results in a permanent forgiveness of principal, which valuation in either case results from a proceeding under the Bankruptcy Code.

            Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced by a Replacement Mortgage Loan.

            Delivered: With respect to any Eligible Investment, when the steps applicable to such item as specified below are completed:

                  (i) if such item is an instrument, delivering such instrument to the Trustee endorsed to the Trustee or its nominee or custodian or endorsed in blank;

                  (ii) if such item is a certificated security, delivering such certificated security to the Trustee in bearer form or in registered form issued to the Trustee or endorsed to the Trustee or its nominee or custodian or endorsed in blank by an effective endorsement;

                  (iii) if such item is a security entitlement other than a United States Security Entitlement, causing a securities intermediary (who shall maintain the related financial asset in a quantity corresponding to the aggregate of all security entitlements it has established with respect to such financial asset) to indicate by book entry that such security entitlement has been credited to a securities account of the Trustee or its nominee or custodian with such securities intermediary;

                  (iv) if such item is a United States Security Entitlement, causing a securities intermediary (who shall maintain the related financial asset in a quantity corresponding to the aggregate of all security entitlements it has established with respect to such financial asset) to indicate by book entry that such United States Security Entitlement has been credited to a securities account of the Trustee or its nominee or custodian with such securities intermediary;

                  (v) if such item is a securities account, causing the securities intermediary to indicate by book entry that all security entitlements carried in the securities account have been credited to such securities account; and

                  (vi) if such item is an uncertificated security, causing the issuer of such uncertificated security to register the Trustee or its nominee or custodian as the registered owner of such uncertificated security.

            Delivery Date: December 23, 1999.

            Depositor: Credit Suisse First Boston Mortgage Securities Corp., a Delaware corporation, or its successor in interest.

            Depository Agreement: The Letter of Representation dated as of December 23, 1999 by and among DTC, the Depositor and the Trustee.

            Determination Date: The 15th day (or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day) of the month of the related Distribution Date.

            Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is the Discount Net Mortgage Rate for such Mortgage Loan minus the Net Mortgage Rate for such Mortgage Loan and the denominator of which is the Discount Net Mortgage Rate. The Discount Fraction with respect to each Discount Mortgage Loan is set forth as Exhibit M hereto.

            Discount Mortgage Loan: Any Mortgage Loan for which the Net Mortgage Rate is less than the Discount Net Mortgage Rate and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Replacement Mortgage Loan.

            Discount Net Mortgage Rate: 6.25% per annum, in the case of Mortgage Loans in Loan Group 1, and 7.00% per annum, in the case of Mortgage Loans in Loan Group 2.

            Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), and(iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code. A Disqualified Organization also includes any "electing large partnership" as defined in Section 775(a) of the Code and any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an ownership interest in a Class R Certificate by such Person may cause either Trust REMIC or any Person having an ownership interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in a Class R Certificate to such Person. The terms "United States",

"State" and "international organization" shall have the meanings set forth in
Section 7701 of the Code or successor provisions.

            Distribution Date: The 19th day of each month or, if such 19th day is not a Business Day the next succeeding Business Day, commencing in January 2000.

            Downgrade Event: The date upon which the long-term unsecured debt rating of Washington Mutual is downgraded by Moody's below A2.

            DTC: The Depository Trust Company.

            Due Date: The first day of the calendar month in which the related Distribution Date occurs.

            Due Period: The period from and including the second day of the calendar month preceding the calendar month in which any Distribution Date occurs to and including the first day of the calendar month in which such Distribution Date occurs.

            Duff & Phelps: Duff & Phelps Credit Rating Co., or any successor thereto.

            Eligible Account: Either (i) an account or accounts maintained with a federal or state-chartered depository institution or trust company (which may be the Servicer or an affiliate of the Servicer or which may be the Trustee or an affiliate of the Trustee) the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated by each Rating Agency not lower than P-1 in the case of Moody's and A-1+ in the case of Duff and Phelps, provided that so long as Washington Mutual is the Servicer, any account maintained with the Servicer shall be an Eligible Account if the long-term unsecured debt obligations of Washington Mutual are rated A2 by Moody's, (ii) an account or accounts the deposits in which are fully insured by the FDIC, provided that any such deposits not so insured shall be otherwise maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and the Rating Agencies) the applicable Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Eligible Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company with which such account is maintained, (iii) a trust account or accounts maintained with the Trustee or the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity, provided that any such state chartered depository institution is subject to regulation regarding funds on deposit substantially similar to the regulations set forth in 12 C.F.R. Section 9.10(b) or (iv) any account maintained at any Federal Home Loan Bank.

            Eligible Funds: On any Distribution Date, the portion, if any, of the Available Distribution Amount for the related Loan Group remaining after reduction by the sum of (i) the Class A Interest Distribution Amount, (ii) the Class A Principal Distribution Amount (determined without regard to Section 4.02(a)(y)(ii)(Y)(D) hereof), (iii) the Class A-P Principal Distribution Amount (determined without regard to clause (E) of the definition of Class A-P Principal Distribution Amount) and (iv) the aggregate of the Interest Distribution Amounts for the Class M, Class B-1 and Class B-2 Certificates. Eligible Funds shall be allocated between the Loan Groups on a pro rata basis in accordance with the Class A-P Collection Shortfalls on such Distribution Date for each Loan Group.

            Eligible Investments: At any time, any one or more of the following obligations, instruments and securities:

                  (i) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

                  (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term rating of Moody's and Duff and Phelps, and will not result in the downgrading or withdrawal of the rating, if any, then assigned to the Class A Certificates by each applicable Rating Agency;

                  (iii) commercial paper (having original maturities of not more than 270 days) which is then rated in the highest commercial paper rating category of Moody's and Duff and Phelps, and will not result in the downgrading or withdrawal of the rating then assigned to the Class A Certificates by each applicable Rating Agency;

                  (iv) certificates of deposit, demand or time deposits, federal funds or bankers' acceptances (in each case having maturities of not more than 365 days) issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long-term debt obligations of such depository institution or trust company (or in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the commercial paper or long-term debt obligations of such holding company) are then rated in the highest rating category of Moody's and Duff and Phelps, in the case of commercial paper, and in the highest category in the case of long-term debt obligations, and will not result in the downgrading or withdrawal of the rating then assigned to the Class A Certificates by each applicable Rating Agency, and, in the case of short-term debt obligations which have maturities of 30 days or less, a rating of P-1 by Moody's, and a rating of A-1+ by Duff and Phelps;

                  (v) demand or time deposits or certificates of deposit issued by (a) any Federal Home Loan Bank or (b) any bank or trust company or savings association which is rated at least "A" by Duff and Phelps which has combined capital, surplus and undistributed profits of not less than $50 million and fully insured by the FDIC;

                  (vi) repurchase obligations with respect to any security described in (i) and (ii) above or any other security issued or guaranteed by an agency or instrumentality of the United States, in either case entered into with a depository institution or trust company (acting as principal) described in
(iv) above;

                  (vii) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment or contractual commitment providing for such investments are then rated in the highest rating category of Moody's and Duff and Phelps or in such lower rating category as will not result in the downgrading or withdrawal of the rating, if any, then assigned to the Class A Certificates by each applicable Rating Agency; and

                  (viii) units of taxable money-market portfolios rated in the highest rating category by Moody's and Duff and Phelps and not restricted to obligations issued or guaranteed by any agency or instrumentality of the United States or entities whose obligations are backed by the full faith and credit of the United States and repurchase agreements collateralized by such obligations.

provided that (A) such obligation or security is held for a temporary period pursuant to Treasury Regulations Section 1.860G-2(g)(1), and (B) Eligible Investments shall include only such obligations or securities that are payable on demand or mature on or before the (i) Business Day immediately preceding the next Distribution Date with respect to amounts on deposit in the Certificate Account and (ii) the second Business Day immediately preceding the next Distribution Date with respect to amounts on deposit in the Custodial Account. In addition, no Eligible Investment which incorporates a penalty for early withdrawal will be used unless the maturity of such Eligible Investment is on or before the Business Day immediately preceding the next Distribution Date.

            Escrow Account: As defined in Section 3.08.

            Event of Default: As defined in Section 8.01 hereof.

            Excess Subordinate Principal Amount: With respect to any Distribution Date on which the Certificate Principal Balance of the most subordinate Class or Classes of Certificates (as established in Section 4.02 hereof) then outstanding or, in the case of the Class M-1 or Class M-2 Certificates, the most subordinate Class of Certificates related to any Loan Group, is to be reduced to zero and on which Realized Losses are to be allocated to such Class or Classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such Class or Classes of Certificates on such Distribution Date over (ii) the excess, if any, of the Certificate Principal Balance of such Class or Classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such Classes of Certificates on such Distribution pursuant to Section 4.03.

            Fannie Mae: The Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

            FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

            Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 10.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 10.03.

            Freddie Mac: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

            Group 1 Loans: The Mortgage Loans so designated on the Mortgage Loan Schedule attached hereto as Exhibit E. The Group 1 Loans relate to the Class 1 A, Class 1 A-P, Class 1 M-1 and Class 1 M-2 Certificates and they also relate to the Class Y-1 and Class Z-1 interests.

            Group 2 Loans: The Mortgage Loans so designated on the Mortgage Loan Schedule attached hereto as Exhibit E. The Group 2 Loans relate to the Class 2 A, Class 2 A-P, Class R-1, Class R-2, Class 2 M-1 and Class 2 M-2 Certificates and they also relate to the Class Y-2 and Class Z-2 interests.

            Group 1 Subordinate Amount: For any date of determination, an amount equal to the then outstanding aggregate Principal Balance of the Group 1 Loans reduced by the sum of the Certificate Principal Balances of those Classes of Certificates related solely to Group 1.

            Group 2 Subordinate Amount: For any date of determination, an amount equal to the then outstanding aggregate Principal Balance of the Group 2 Loans reduced by the sum of the Certificate Principal Balances of those Classes of Certificates related solely to Group 2.

            Indirect Participants: Entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a Participant, either directly or indirectly.

            Initial Certificate Principal Balance: With respect to each Class of Certificates and with respect to each Class of the Class Y and Class Z interests, the Certificate Principal Balance of such Class of Certificates or interests as of the Cut-off Date as set forth in the Preliminary Statement hereto.

            Insurance Proceeds: Amounts paid pursuant to any insurance policy with respect to a Mortgage Loan that have not been used to restore the related property.

            Interest Accrual Period: With respect to any Distribution Date, the calendar month preceding such Distribution Date.

            Interest Distribution Amount: The Class A Interest Distribution Amount, the Class R Interest Distribution Amount, the Class 1 M-1 Interest Distribution Amount, the Class 1 M-2 Interest Distribution Amount, the Class 2 M-1 Interest Distribution Amount, the Class 2 M-2 Interest Distribution Amount, the Class M-3 Interest Distribution Amount, the Class B-1 Interest Distribution Amount, the Class B-2 Interest Distribution Amount, the Class B-3 Interest Distribution Amount, the Class Y-1 Interest Distribution Amount, the Class Y-2 Interest Distribution Amount, the Class Z-1 Interest Distribution Amount or the Class Z-2 Interest Distribution Amount, as applicable.

            Liquidated Loan: With respect to any Distribution Date, a Mortgage Loan which, as of the close of business on the Business Day next preceding the related Determination Date, (a) has been liquidated through deed in lieu of foreclosure, sale in foreclosure, trustee's sale or other realization as provided by applicable law of real property subject to the related Mortgage and any security agreements or (b) with respect to which payment under related private mortgage insurance or hazard insurance and/or from any public or governmental authority on account of a taking or condemnation of any such property has been received; provided, however, that any REO Property shall not be treated as a Liquidated Loan until such property has been finally liquidated.

            Liquidation Expenses: Customary and reasonable "out of pocket" expenses incurred by the Servicer (or the related Sub-Servicer) in connection with the liquidation of any defaulted Mortgage Loan and not recovered by the Servicer (or the related Sub-Servicer) under a Primary Mortgage Insurance Policy for reasons other than the Servicer's failure to comply with Section 3.10 hereof, such expenses including, without limitation, legal fees and expenses, any unreimbursed amount expended by the Servicer pursuant to Section 3.11 hereof respecting the related Mortgage and any related and unreimbursed expenditures for real estate property taxes or for property restoration or preservation to the extent not previously reimbursed under any hazard insurance policy for reasons other than the Servicer's failure to comply with Section 3.11 hereof.

            Liquidation Proceeds: Amounts other than Insurance Proceeds received in connection with the liquidation of a defaulted Mortgage Loan, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property.

            Loan Group: Any or all of Loan Group 1 or Loan Group 2.

            Loan Group 1: The group of Mortgage Loans comprised of the Group 1 Loans.

            Loan Group 2: The group of Mortgage Loans comprised of the Group 2 Loans.

            Loan Group Percentage: On any Distribution Date and with respect to any Loan Group, a fraction, expressed as a percentage, equal to the aggregate Principal Balance of the Mortgage Loans in the related Loan Group (other than the Discount Fraction of each Discount Mortgage Loan in such Loan Group), divided by the aggregate Principal Balance of the Mortgage Loans in both Loan Groups (other than the Discount Fraction of each Discount Mortgage Loan).

            Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the Principal Balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property or, in the case of a Replacement Mortgage Loan, the appraised value of the related Mortgaged Property as of the date of its origination.

            Maturity Date: The latest possible maturity date, solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance, if any, of each Class of Regular Certificates would be reduced to zero as determined under a hypothetical scenario which assumes that such date is the Distribution Date in the month of the maturity date of the Mortgage Loan with the latest scheduled maturity date. The Maturity Date for each Class of Regular Certificates is the Distribution Date occurring in November 2014.

            Monthly Advance: The aggregate of the advances made by or on behalf of the Servicer with respect to any Distribution Date pursuant to Section 5.01 hereof, the amount of any such advances being equal to the regular monthly installments of principal and interest on the Mortgage Loans that were due on the related Due Date and delinquent as of the close of business on the related Determination Date, after adjustment of any delinquent interest payment to be equal to interest at a rate equal to the Net Mortgage Rate on the Principal Balance of the Mortgage Loans, less the aggregate amount of any such delinquent payments that the Servicer has determined would constitute a Nonrecoverable Advance if made.

            Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan.

            Moody's: Moody's Investors Service, Inc. or any successor thereto.

            Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a fee simple or leasehold estate in real property securing a Mortgage Note.

            Mortgage File: For each Mortgage Loan, the Trustee Mortgage File and the Servicer Mortgage File.

            Mortgage Loan: Each of the mortgage loans transferred and assigned to the Trustee pursuant to the provisions hereof as from time to time are held as a part of the Trust Fund, evidenced by a Mortgage Note and secured by a Mortgage, the mortgage loans so held being identified in the Mortgage Loan Schedule, as amended from time to time.

            Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement dated as of December 1, 1999 between the Depositor, Credit Suisse First Boston Corporation and the Seller, pursuant to which the Depositor purchased the Mortgage Loans from the Seller.

            Mortgage Loan Repurchase Price: The price, calculated as set forth in Section 10.01, to be paid in connection with the repurchase of the Mortgage Loans pursuant to an Optional Termination of the Trust Fund.

            Mortgage Loan Schedule: The list of Mortgage Loans transferred to the Trustee as part of the Trust Fund for the Certificates and from time to time subject to this Agreement (as from time to time amended by the Servicer to reflect the addition of Replacement Mortgage Loans and the deletion of Deleted Mortgage Loans pursuant to the provisions of this Agreement), attached hereto as Exhibit E, setting forth the following information with respect to each Mortgage
Loan:

      (i)   whether such Mortgage Loan is in Group 1 or Group 2;

      (ii)  the loan number;

      (iii) the city, state and zip code for each Mortgaged Property;

      (iv)  the original term to maturity;

      (v)   the remaining term to maturity as of the Cut-off Date;

      (vi)  the original principal balance;

      (vii) the Principal Balance as of the Cut-off Date;

      (viii) the Mortgage Rate;

      (ix)  the Servicing Fee Rate;

      (x)   the first Due Date;

      (xi)  the Monthly Payment in effect as of the Cut-off Date;

      (xii) the Loan-to-Value Ratio at origination;

      (xiii) the Appraised Value of the Mortgaged Property;

      (xiv) a code indicating whether the Mortgaged Property is either (a) a detached single-family dwelling or a de minimis planned unit development, (b) a condominium unit or a dwelling in a planned unit development, or (c) a two- to four-family residential property;

      (xv) a code indicating whether the Mortgaged Property at the time of origination was represented to be owner-occupied; and

      (xvi) the purpose for which the financing was made.

Such schedule shall also set forth the total of the amounts described under (vi) above for all of the Mortgage Loans. Such schedule may be in the form of more than one list collectively setting forth all of the information required and shall also be in a computer-readable format acceptable to the Trustee.

            Mortgage Note: The original executed note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan, including a lost note affidavit with a copy of the related note.

            Mortgage Rate: The annual rate of interest borne by a Mortgage Note, which is set forth in the related Mortgage Note.

            Mortgaged Property: The underlying property securing a Mortgage
Loan.

            Mortgagor: Each obligor on a Mortgage Note.

            Mortgagor Prepayments: Prepayments in Full or Curtailments.

            Net Mortgage Rate: As to each Mortgage Loan, a rate per annum equal to the Mortgage Rate minus the Servicing Fee Rate.

            1933 Act: The Securities Act of 1933, as amended.

            1934 Act: The Securities Exchange Act of 1934, as amended.

            Nonrecoverable Advance: The portion of any Monthly Advance or any other advance previously made or proposed to be made by the Servicer that, in the good faith judgment of the Servicer, will not or, in the case of a current delinquency, would not be, ultimately recoverable by the Servicer from Insurance Proceeds or Liquidation Proceeds (net of Liquidation Expenses) with respect to the related Mortgage Loan.

            Officers' Certificate: A certificate signed by the Chairman of the Board, any Vice Chairman of the Board, the President, a Group President, an Executive Vice President, a Senior Executive Vice President, Senior Vice President, a Vice President, or other authorized officer, and by the Treasurer, the Secretary, or one of the Assistant Vice Presidents, Assistant Treasurers or Assistant Secretaries of the Depositor, the Seller, the Servicer or the Trustee, as the case may be, and delivered to the Depositor, the Seller, the Servicer or the Trustee, as required by this Agreement.

            Opinion of Counsel: A written opinion of counsel, who may be counsel for the Depositor or the Servicer, reasonably acceptable to the Trustee. With respect to any opinion dealing with the definition of Eligible Account in this
Article I, Sections 2.04 or 7.04 hereof or with the qualification of a REMIC or compliance with the REMIC Provisions, such counsel must (i) in fact be independent of the Depositor and the Servicer, (ii) not have any direct financial interest in the Depositor or the Servicer or in any affiliate of either of them and (iii) not be connected with the Depositor or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

            Optional Termination: The purchase of the Mortgage Loans pursuant to
Section 10.01(a).

            Optional Termination Date: The date fixed by the Servicer for the purchase of the Mortgage Loans pursuant to Section 10.01.

            Outstanding Mortgage Loan: As to any date of determination, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such date of determination pursuant to Section 2.02 or 2.04.

            Participant: A broker, dealer, bank, other financial institution or other Person for whom DTC effects book-entry transfers and pledges of securities deposited with DTC.

            Pass-Through Entity: (a) a regulated investment company described in
Section 851 of the Code, a real estate investment trust described in Section 856 of the Code, a common trust fund or an organization described in Section 1381(a) of the Code, (b) any partnership, trust or estate or (c) any person holding a Class A Certificate as nominee for another person.

            Pass-Through Rate: In the case of each Class of Class A, Class R and Class M Certificates (other than the Class M-3 Certificates), for any Distribution Date, the per annum rate set forth in the Preliminary Statement hereto. In the case of each of the Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, for any Distribution Date, the Subordinate Pass-Through Rate as of such Distribution Date. In the case of each Class of the Class Y and Class Z interests and any Distribution Date, a per annum rate equal to the Discount Net Mortgage Rate for the related Loan Group. Interest on the Certificates and the Class Y and Class Z interests will be computed on the basis of a 360-day year comprised of twelve 30-day months.

            Percentage Interest: The percentage interest (which may be expressed as a fraction) evidenced by any Certificate, which (a) in the case of each Class of the Class A, Class M and Class B Certificates, is equal to a fraction, the numerator of which is the Initial Certificate Principal Balance of such Certificate, and the denominator of which is equal to the aggregate Initial Certificate Principal Balances of all Certificates of the same Class and (b) in the case of each Class of the Class R Certificates, is set forth on the face thereof.

            Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

            Prepayment Distribution Percentage: With respect to any Distribution Date and Loan Group, and each Class of Class M Certificates and Class B Certificates, the respective percentages as follows: in the case of the Class of Class M Certificates then outstanding with the lowest numerical designation (or in the case of the Class M-1 Certificates or Class M-2 Certificates, the Class of Class M Certificates related to a Loan Group with the lowest numerical designation then outstanding) or in the event the Class M Certificates are no longer outstanding, the Class of Class B Certificates then outstanding with the lowest numerical designation, and each other Class of Class M Certificates and Class B Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date (or, in the case of the Class M-3 and Class B Certificates, the related Loan Group Percentage of such Certificate Principal Balance) and the denominator of which is the sum of the Certificate Principal Balances (or, in the case of the Class M-3 and Class B Certificates, the related Loan Group Percentage of such Certificate Principal Balance) immediately prior to such date of (1) the Class of Class M Certificates then outstanding with the lowest numerical designation (or in the case of the Class M-1 Certificates or Class M-2 Certificates, the Class of Class M Certificates related to a Loan Group with the lowest numerical designation then outstanding), or in the event the Class M Certificates are no longer outstanding, the Class of Class B Certificates then outstanding with the lowest numerical designation and (2) all other Classes of Class M Certificates and Class B Certificates for which the respective Prepayment Distribution Triggers have been satisfied. Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in Section
4.02 (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Class M Certificates and Class B Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Class M Certificates and Class B Certificates (any such Class, a "Non-Maturing Class") in respect of such Loan Group shall be recalculated in accordance with the provisions of the first sentence of this definition, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of
(1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions of the first sentence of this definition as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

            Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan secured by an REO Property) that was the subject of a Principal Prepayment during the related Prepayment Period by the Mortgagor, an amount equal to the excess of (a) one month's interest at the Mortgage Rate on the Principal Balance of such Mortgage Loan before taking into account such Principal Prepayment over (b) the sum of (i) the amount of interest paid by the Mortgagor for such Prepayment Period to the date of such Principal and (ii) the Compensating Interest payable by the Servicer on such Distribution Date.

            Prepayment Period: With respect to any Distribution Date, the calendar month prior to the month in which such Distribution Date occurs.

            Prepayment Distribution Trigger: The Class 1 M-2 Prepayment Distribution Trigger, Class 2 M-2 Prepayment Distribution Trigger, Class M-3 Prepayment Distribution Trigger, Class B-1 Prepayment Distribution Trigger, Class B-2 Prepayment Distribution Trigger or Class B-3 Prepayment Distribution Trigger.

            Primary Mortgage Insurance Policy: Each primary policy of mortgage guaranty insurance with respect to the Mortgage Loans or any replacement policy therefor.

            Principal Balance: With respect to any Mortgage Loan, as of the date of any determination, the principal balance of such Mortgage Loan remaining to be paid by the Mortgagor as of the Cut-off Date after deduction of all payments due on or before the Cut-off Date, reduced (but not below zero) by the sum of
(i) all amounts previously received or collected by the Servicer in respect of principal of such Mortgage Loan subsequent to the Cut-off Date, other than amounts representing payments due on such Mortgage Loan on or prior to the Cut-off Date; (ii) all Liquidation Proceeds (net of Liquidation Expenses) and Insurance Proceeds allocated to principal; (iii) all amounts allocable to the principal of such Mortgage Loan previously paid by the Servicer as part of a Monthly Advance, in each case which were distributed to Certificateholders pursuant to Section 4.02; and (iv) all Realized Losses allocated to Certificateholders with respect thereto on any previous Distribution Date. In the case of a Replacement Mortgage Loan, "Principal Balance" shall mean, at the time of any determination, the principal balance of such Replacement Mortgage Loan on the date of substitution after deduction of all payments due on or before the Due Date in the month of substitution, reduced by the sums described in (i) through (iv), above, after such Due Date.

            Principal Prepayment: Any Mortgagor payment or other recovery of principal on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, that is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

            Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the Principal Balance of a Mortgage Loan.

            Purchase Price: With respect to any Mortgage Loan required to be purchased by the Seller or Servicer pursuant to Section 2.01, 2.02, 2.04 or 3.12 the sum of (i) 100% of the Principal Balance of the Mortgage Loan on the date of such purchase, (ii) accrued and unpaid interest to the next Due Date on the Mortgage Loan at a rate equal to the Net Mortgage Rate and (iii) the amount of any unreimbursed Monthly Advances and other advances made by the Servicer with respect to such Mortgage Loan and reimbursable to the Servicer hereunder; provided, however, that if the Servicer shall so choose, the Purchase Price with respect to any Mortgage Loan purchased by the Servicer may be net of advances that would otherwise be reimbursable to the Servicer and the Servicer shall have no further entitlement to reimbursement for such advances. With respect to any Mortgage Loan required or allowed to be purchased, the Servicer or Seller, as applicable, shall deliver to the Trustee an Officers' Certificate as to the calculation of the Purchase Price.

            Qualified Insurer: A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each other state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed by the insurance regulatory authority of the state of its principal place of business and, to the extent required by applicable law, each such other state, to transact a mortgage guaranty insurance business in such state and each such other state and to write the insurance provided by the insurance policy issued by it and approved as an insurer by Freddie Mac or Fannie Mae and whose claims-paying ability will not adversely affect the rating on the Certificates.

            Rating Agency: Moody's and Duff and Phelps or any successor thereto.

            Realized Loss: An amount determined by the Servicer and evidenced by an Officers' Certificate delivered to the Trustee, in connection with any Mortgage Loan equal to (a) with respect to any Liquidated Loan, the excess of the Principal Balance of such Liquidated Loan plus interest thereon at a rate equal to the applicable Net Mortgage Rate from the Due Date as to which interest was last paid up to the Due Date next succeeding such liquidation over proceeds, if any, received in connection with such liquidation, after application of all withdrawals permitted to be made by the Servicer from the related Custodial Account with respect to such Mortgage Loan, (b) with respect to any Mortgage Loan which has become the subject of a Deficient Valuation, the excess of the Principal Balance of the Mortgage Loan over the principal amount as reduced in connection with the proceedings resulting in the Deficient Valuation, (c) with respect to any Mortgage Loan which has become the subject of a Debt Service Reduction, the present value of all monthly Debt Service Reductions on such Mortgage Loan, assuming that the Mortgagor pays each Monthly Payment on the applicable Due Date and that no Principal Prepayments are received with respect to such Mortgage Loan, discounted monthly at the applicable Mortgage Rate or (d) the amount of any reduction by the Servicer to the principal balance of such Mortgage Loan pursuant to Section 3.01 hereof.

            Record Date: With respect to any Distribution Date, the close of business on the last Business Day of the month preceding the month in which the applicable Distribution Date occurs.

            Regular Certificates: All of the Certificates other than the Class R Certificates.

            Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

            Relief Act Shortfalls: With respect to any Distribution Date and any Mortgage Loan, the amount of any interest that is not collectible from the Mortgagor during the related Due Period pursuant to the Relief Act or similar legislation or regulations as in effect from time to time.

            REMIC: A "real estate mortgage investment conduit", within the meaning of Section 860D of the Code.

            REMIC Election: An election, for federal income tax purposes, to treat certain assets as a REMIC.

            REMIC Regular Interest: Any of the Class A, Class M and Class B Certificates and any one of the Class Y and Class Z interests.

            REMIC Provisions: Provisions of the federal income tax law relating to REMICs, which appear at Section 860A through 860G of the Subchapter M of Chapter 1 of the Code and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

            REO Acquisition: The acquisition by the Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.13.

            REO Disposition: As to any REO Property, a determination by the Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

            REO Property: Any Mortgaged Property acquired by or in the name of the Trustee for the benefit of the Certificateholders in foreclosure or by deed-in-lieu of foreclosure.

            REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property).

            Replacement Mortgage Loan: A Mortgage Loan substituted by the Servicer or Seller for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee,
(i) have an outstanding Principal Balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate Principal Balance, after such deduction), not in excess of the Principal Balance of the Deleted Mortgage Loan (the amount of any shortage to be deposited by the Seller in the Certificate Account in the month of substitution as set forth in Section 2.04 of this Agreement); (ii) at the time of substitution have a Net Mortgage Rate equal to or exceeding the Net Mortgage Rate of the Deleted Mortgage Loan; (iii) have a Loan-to-Value Ratio no higher than the Loan-to-Value Ratio of the Deleted Mortgage Loan; (iv) have a remaining term to maturity no greater than (and not more than one year less than) the Deleted Mortgage Loan; (v) be of the same or better credit quality classification as that of the Deleted Mortgage Loan; and (vi) comply with each representation and warranty relating to the Mortgage Loans set forth in Section
2.04 hereof. Notwithstanding any other provisions herein, with respect to any Replacement Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Replacement Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan.

            Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy that is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan, including each standard hazard and, if applicable, flood insurance policy.

            Responsible Officer: When used with respect to the Trustee, the Chairman or Vice Chairman of the Board of Directors or Trustees, the Chairman or Vice Chairman of the Executive or

Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller and any Assistant Controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

            Rule 144A: Rule 144A promulgated under the rules of the 1933 Act, as in effect from time to time.

            Scheduled Final Distribution Date: The Distribution Date occurring in November 2014.

            Seller: Washington Mutual Bank, FA or its successor in interest.

            Senior Accelerated Prepayment Percentage: With respect to any Distribution Date and any Loan Group, the percentage indicated below:

                                                                Senior Accelerated
               Distribution Date                             Distribution Percentage
------------------------------------------------------------------------------------------------

January 2000 through
December 2004................................     100% (except as provided below)

January 2005 through                              Senior Percentage for such Loan Group, plus
December 2005................................     70% of the applicable Subordinate Percentage

January 2006 through                              Senior Percentage for such Loan Group, plus
December 2006................................     60% of the applicable Subordinate Percentage

January 2007 through                              Senior Percentage for such Loan Group, plus
December 2007................................     40% of the applicable Subordinate Percentage

January 2008 through                              Senior Percentage for such Loan Group, plus
December 2008................................     20% of the applicable Subordinate Percentage

December 2008 and
thereafter...................................     Senior  Percentage for such Loan Group

            provided, however, (i) that any reduction to the Senior Accelerated Prepayment Percentage described above shall not occur as of any Distribution Date unless either (a)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Class M Certificates and Class B Certificates or (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Class M Certificates and Class B Certificates and (ii) that for any Distribution Date on which the Aggregate Subordinate Percentage is less than the Aggregate Subordinate Percentage as of the Closing Date, the Senior Accelerated Prepayment Percentage for both Loan Groups for such Distribution Date shall be 100%. Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the Class A Certificates to zero, the Senior Accelerated Prepayment Percentage shall thereafter be 0%.

            Senior Percentage: With respect to any date of determination and any Loan Group, a fraction, expressed as a percentage, equal to the lesser of (a) 100% and (b) the aggregate Certificate Principal Balance of the Class 1 A Certificates, or the Class 2 A Certificates and Class R Certificates, as the case may be, immediately prior to such date divided by the aggregate Principal Balance of all of the Mortgage Loans in the related Loan Group (other than the Discount Fraction of the Discount Mortgage Loans) immediately prior to such date.

            Servicer: Washington Mutual Bank, FA or any successor under the terms of this Agreement.

            Servicer Advance Date: The date on which the Servicer is required to make a Monthly Advance pursuant to Section 5.04 hereof.

            Servicer Mortgage File: All documents pertaining to a Mortgage Loan not required to be included in the Trustee Mortgage File and held by the Servicer or any Sub-Servicer.

            Servicing Fee: For each calendar month, as to each Mortgage Loan,
(i) an amount equal to one month's interest (or in the event of any payment of interest which accompanies a Principal Prepayment in Full, interest for the number of days covered by such payment of interest) at a rate equal to the Servicing Fee Rate and (ii) increased by any late payment charges, assumption fees and other usual and customary fees collected from the Mortgagor and by any net income on Eligible Investments held in the Custodial Account.

            Servicing Fee Rate: For each Mortgage Loan, the rate set forth on the Mortgage Loan Schedule as the Servicing Fee Rate.

            Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Trustee on the Delivery Date by the Servicer pursuant to this Agreement, as such list may from time to time be amended.

            Subordinate Pass-Through Rate: As of any Distribution Date, the weighted average of the Pass-Through Rates on the Class 1 A Certificates and Class 2 A Certificates, weighted by the excess, if any, of (a) the aggregate Principal Balance of the Mortgage Loans in the related Loan Group over (b) the aggregate Certificate Principal Balance of the Class A Certificates, Class M-1 Certificates and Class M-2 Certificates.

            Subordinate Percentage: With respect to each Loan Group and as of any Distribution Date, 100% minus the applicable Senior Percentage as of such Distribution Date prior to any distributions on the Class A Certificates.

            Subordinate Principal Distribution Amount: With respect to any Distribution Date and Loan Group, and any Class of Class M-3 Certificates and Class B Certificates, (a) the sum of (i) the product of (x) the related Class M-3 Percentage or Class B Percentage for such Class and (y) the amounts described in Section 4.02(a)(y)(ii)(Y)(A) and Section 4.02(a)(y)(ii)(Y)(B), without application of the related Senior Percentage or the Senior Accelerated Prepayment Percentage, (ii) the product of (x) the related Prepayment Distribution Percentage and (y) the sum of the amounts described in Section 4.02(a)(y)(ii)(Y)(C), without application of the Senior Accelerated Prepayment Percentage, and not distributed to the Class A Certificates for such Distribution Date pursuant to Section 4.02(a)(y)(ii)(Y)(C); (iii) if such Class is the most senior Class of Certificates then outstanding (as established in Section 4.03 hereof), any Excess Subordinate Principal Amount for such Distribution Date; and (iv) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to such Class of Certificates minus (b) any Excess Subordinate Principal Amount not payable to such Class on such Distribution Date pursuant to the definition thereof; provided, however, that such amount shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

            Sub-Servicer: Any other entity with respect to any Mortgage Loan under any Sub-Servicing Agreement, either currently or in the future, applicable to such Mortgage Loan and any successors and assigns under such Sub-Servicing Agreement.

            Sub-Servicing Agreement: Any servicing agreement between the Servicer and a Sub-Servicer pursuant to which the Servicer delegates any of its servicing responsibilities with respect to any of the Mortgage Loans.

            Transferee Affidavit and Agreement: As defined in Section 6.02(g)(i)(B).

            Trust Fund: Collectively, the assets of the Trust Fund I and Trust Fund II.

            Trust Fund I: Collectively, the assets of the Trust REMIC I and all amounts deposited therein pursuant to the provisions of this Agreement.

            Trust Fund II: Collectively, the assets of the Trust REMIC II and all amounts deposited therein pursuant to the provisions of this Agreement.

            Trust REMIC: Trust REMIC I and Trust REMIC II.

            Trust REMIC I: The corpus of the Trust Fund I created by this Agreement consisting of (a) the Mortgage Loans listed in the Mortgage Loan Schedule, including all interest and principal received or receivable by the Depositor on or with respect to the Mortgage Loans after the Cut-off Date, but not including payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date, together with the Mortgage Files relating to the Mortgage Loans, (b) REO Property, (c) the Custodial Account and the Certificate Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement, (d) any insurance policies with respect to the Mortgage Loans, (e) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property and (f) the Depositor's rights under the Mortgage Loan Purchase Agreement.

            Trust REMIC II: The segregated pool of assets consisting of the Class Y and Class Z interests conveyed in trust to the Trustee for the benefit of the Certificateholders (other than the Holders of the Class R-1 Certificates) pursuant to Section 2.01(a), with respect to which a separate REMIC election is to be made

            Trustee: Bank One, National Association, a national banking association, not in its individual capacity, but solely in its capacity as trustee for the benefit of the Certificateholders under this Agreement, and any successor thereto, as provided herein.

            Trustee Float: With respect to each Distribution Date, the value of balances on deposit in the Certificate Account (which shall not be invested) to be held by the Trustee for the period beginning one Business Day prior to such Distribution Date and ending on such Distribution Date.

            Trustee Mortgage File: The mortgage documents listed in Section 2.01(i)-(v) hereof pertaining to a particular Mortgage Loan and any additional documents required to be added to the Trustee Mortgage File pursuant to this Agreement.

            United States Regulations: 31 C.F.R. Part 357; 12 C.F.R. Part 615, Subpart O; 12 C.F.R. Part 912; 12 C.F.R. Part 1511; 24 C.F.R. Part 81; 31 C.F.R.
Part 354; and 18 C.F.R. Part 1314.

            United States Securities Entitlement: A "Security Entitlement" as defined in a United States Regulation.

            U.S. Person: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any state (including the District of Columbia) thereof, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

            Voting Rights: The portion of the aggregate voting rights of all the Certificates evidenced by a Certificate. 99% of all Voting Rights will be allocated to the Certificates (other than the Class R Certificates) in proportion to their Certificate Principal Balances, 0.5% of all Voting Rights will be allocated to the Class R-1 Certificates and 0.5% of all Voting Rights will be allocated to the Class R-2 Certificates.

            Washington Mutual: Washington Mutual Bank, F.A.

                                   ARTICLE II

                            CONVEYANCE OF TRUST FUND;
                         REPRESENTATIONS AND WARRANTIES

      SECTION 2.01 Conveyance of Trust Fund.

            The Depositor hereby sells, transfers, assigns, delivers, sets over and otherwise conveys to the Trustee for the benefit of the Holders of the Class Y and Class Z interests and the Class R-1 Certificateholders, without recourse, the Depositor's right, title and interest in and to the Trust REMIC I in exchange for the Class Y and Class Z interests and the Class R-1 Certificates. The Depositor hereby sells, transfers, assigns, delivers, sets over and otherwise conveys to the Trustee for the benefit of the Certificateholders (other than the Class R-1 Certificateholders) without recourse, the Depositor's right, title and interest in and to the Trust REMIC II in exchange for Certificates (other than the Class R-1 Certificates).

            The Seller hereby sells, transfers, assigns, delivers, sets over and otherwise conveys to the Trustee, without recourse, any and all right, title and interest of the Seller, if any, in and to the Trust REMIC I.

            In connection with any such transfer and assignment, the Seller does hereby deliver to, and deposit with, the Trustee or its agents, the following documents or instruments with respect to each Mortgage Loan so assigned:

                  (i) the Mortgage Note, endorsed, in blank (which such endorsement may be pursuant to the use of an allonge in the form attached as Exhibit L), with all intervening endorsements showing a complete chain of endorsement from the originator to the last endorser (or an original lost note affidavit from the Seller stating that the Mortgage Note was lost, misplaced or destroyed, with respect to such Mortgage Loans identified in the Trustee's Certification referenced in Section 2.02), and if the Mortgage Note or Mortgage or any other material document or instrument relating to the Mortgage Loan has been signed on behalf of the Mortgagor by another person, the original power of attorney or other instrument that authorized and empowered such person to sign, or a copy of the original power of attorney or other instrument;

                  (ii) the original Mortgage, as recorded, with evidence of recording indicated thereon establishing the Seller as mortgagee thereof;

                  (iii) an original assignment or assignments of Mortgage (other than an Assignment) showing an unbroken chain of title from the originator to the Seller with evidence of recording indicated thereon or a duplicate original of the copy thereof certified by the applicable recording office;

                  (iv) the original copy of each assumption, modification, written assurance or substitution agreement, if any, with respect to such Mortgage Loan, as identified on the Mortgage Loan Schedule; and

                  (v) an Assignment.

            Notwithstanding the foregoing, in the event that in connection with any Mortgage Loan the Seller cannot deliver an original recorded counterpart of any of the documents required to be delivered pursuant to clauses (ii) or (iii) above with evidence of recording thereon concurrently with the execution and delivery hereof, the Seller shall deliver to the Trustee a duplicate original or true copy of such document certified by the Seller or the applicable public recording office to be a true and complete duplicate original or copy of the original thereof submitted for recording, or a copy of the Mortgage certified by a title insurance or escrow company or companies, evidencing that such Mortgage or assignment of Mortgage has been delivered to the appropriate public recording office for recordation. In the event that the Seller cannot deliver a duplicate original or true copy certified as stated above of such document required to be delivered pursuant to clauses (ii) or (iii) above, within 45 days of the Delivery Date, the Seller shall purchase the related Mortgage Loan at the Purchase Price therefor or replace the Mortgage Loan with a Replacement Mortgage Loan if such substitution occurs within the time periods for substitution set forth in Sections 2.04.

            The Seller shall promptly deliver to the Trustee (A) the original recorded documents referred to in clauses (ii) and (iii) above with evidence of recording indicated thereon, or a photocopy thereof certified by the appropriate county recorder's office to be a true and complete copy of the original thereof, upon receipt thereof from the public recording office, and (B) upon discovery of any defect or omission in the deliveries of any of items (ii) through (iv) above with respect to any Mortgage Loan, a correct and complete document or instrument meeting the requirements of such item, but in no event shall any such delivery be made later than 90 days following the Delivery Date (unless, in the case of the foregoing clause (A), such document has not been returned from the relevant recording office at such time, in which case the Servicer shall make such delivery within 270 days of the Delivery Date; provided, however, that such 270 day period shall be extended to 360 days upon presentation of an officer's certificate of the Seller to the effect that such document has not yet been returned from the relevant recording office, and shall be extended for additional thirty-day periods). In the event the Seller cannot deliver such original documents with evidence of recording indicated thereon within the time period set forth in the preceding sentence, the Seller shall purchase the related Mortgage Loan at the Purchase Price thereof or replace the Mortgage Loan with a Replacement Mortgage Loan if such substitution occurs within the time periods for substitution set forth in
Section 2.04.

            From time to time the Seller or the Servicer may forward or cause to be forwarded to the Trustee for the benefit of the Certificateholders additional original documents evidencing an assumption or modification of a Mortgage Loan.

            The Seller will promptly notify, in writing, the Depositor, the Servicer and the Trustee of the occurrence of a Downgrade Event.

            Within 60 days following the receipt of the notice of a Downgrade Event, the Trustee shall (a) complete each endorsement referred to in clause (i) above and each Assignment referred to in (v) above by inserting "to the Trustee for the benefit of the Holders of the Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 1999-WM2" and (b) cause the Servicer to record (and the Servicer hereby agrees to record), at the expense of the Servicer, in the appropriate public office for real property records each original assignment referred to in (v) above with respect to each Mortgaged Property, and the Trustee shall release any such Assignment to the Servicer for such purpose. The Servicer shall promptly deliver to the Trustee each original Assignment with evidence of recording indicated thereon or a photocopy thereof certified by the appropriate county recorder's office to be a true and complete copy of the original thereof, upon receipt thereof from the public recording official. If any Assignment is returned unrecorded to the Servicer because of any defect therein, the Seller or the Servicer shall cure or correct such defect and cause such Assignment to be recorded in accordance with this paragraph and if such defect is not cured within 60 days the Seller shall purchase the Mortgage Loan at the Purchase Price therefor or replace the Mortgage Loan with a Replacement Mortgage Loan if such substitution occurs within the time periods for substitution set forth in Sections 2.04.

      SECTION 2.02 Acceptance by Trustee.

            The Trustee will hold the documents referred to in Section 2.01(i)-(v) above and the other documents constituting a part of the Trustee Mortgage Files delivered to it pursuant to Section 2.01 in trust for the use and benefit of all present and future Certificateholders. Upon execution and delivery of this Agreement and within 45 days after the execution and delivery of this Agreement, the Trustee shall ascertain whether all documents required to be delivered to it pursuant to Section 2.01 hereof are in its possession, and shall deliver to the Depositor, the Seller and the Servicer a certification (upon execution and delivery of this Agreement, the "Initial Certification" and within 45 days thereof, the "Final Certification", respectively) in the forms set forth as Exhibits F-1 and F-2 hereto to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule: (a) all documents required to be delivered to the Trustee pursuant to this Agreement are in its possession, (b) such documents have been reviewed by it and have not been mutilated, damaged, defaced, torn or otherwise physically altered, and such documents relate to such Mortgage Loan and (c) each Mortgage Note has been endorsed and each assignment of Mortgage has been delivered as provided in Section 2.01 hereof. The Trustee shall deliver to the Depositor, the Seller and the Servicer a copy of such Final Certification. If, in the course of such review, the Trustee finds any document or documents constituting a part of a Mortgage File which do not meet the requirements of the foregoing clauses (a)-(c), the Trustee shall promptly notify the Seller, the Servicer and the Depositor in writing, and request that the Seller correct or cure such defect. The Trustee shall promptly notify the Depositor, the Seller and the Servicer in writing if any original assignment referred to in clause (iii) of Section 2.01 or duplicate original or the copy thereof certified by the Seller or the applicable recording office has not been received by it prior to March 31, 2000. In the event the Seller shall fail to cure any document deficiency or defect reflected in the Final Certification within 60 days of such Final Certification, or such longer period of time as may be permitted in the fifth paragraph of Section 2.01, it shall not be the obligation of the Trustee hereunder to cure the same, and the Seller shall purchase the Mortgage Loan at the Purchase Price therefor or, replace the Mortgage Loan with a Replacement Mortgage Loan if such substitution occurs within the time period for substitution set forth in Section 2.04.

            The Depositor agrees that at any time and from time to time upon written request of the Trustee, the Depositor shall promptly and duly execute and deliver any and all such further documents and assurances, and take such further actions as the Trustee reasonably may request in order to obtain or more fully vest the benefits of the assignment intended hereunder (as set forth hereinabove in Section 2.01 and herein below in Section 2.03) and of the rights and powers herein granted.

            The Trustee shall retain possession and custody of each Trustee Mortgage File in accordance with and subject to the terms and conditions set forth herein.

      SECTION 2.03 Representations, Warranties and Covenants of the Servicer and Seller.

            Washington Mutual, as Seller and Servicer, hereby represents and warrants to, and covenants with, the Depositor and the Trustee that, as of the date hereof:

                  (i) Washington Mutual is a federally chartered savings association, validly existing and in good standing under the laws of the United States of America and is duly authorized and qualified to transact any and all business contemplated by this Agreement in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loans in accordance with the terms of this Agreement;

                  (ii) Washington Mutual has the full corporate power and authority to service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary corporate action on the part of Washington Mutual the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the Depositor and the Trustee, constitutes a legal, valid and binding obligation of Washington Mutual, enforceable against Washington Mutual in accordance with its terms, except that (A) the enforceability thereof may be limited to bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

                  (iii) the execution and delivery of this Agreement by Washington Mutual, the servicing of the Mortgage Loans by Washington Mutual hereunder, the consummation of any other of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of Washington Mutual and will not
      (A) result in a material breach of any term or provision of the charter or by-laws of Washington Mutual or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which

      Washington Mutual is a party or by which it may be bound, or any statute, order or regulation applicable to Washington Mutual of any court, regulatory body, administrative agency or governmental body having jurisdiction over Washington Mutual; and Washington Mutual is not a party to, bound by, or in breach or violation of any material indenture or other material agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects, (1) the ability of Washington Mutual to perform its obligations under this Agreement or (2) the business, operations, financial condition, properties or assets of the Servicer taken as a whole;

                  (iv) Washington Mutual is, and will remain, subject to supervision and examination by any state or federal authority as may be applicable and will remain in good standing and qualified to do business where so required by applicable law and is, and will remain an approved servicer of conventional mortgage loans for Fannie Mae or Freddie Mac;

                  (v) no litigation is pending or threatened against Washington Mutual that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of Washington Mutual to service the Mortgage Loans or to perform any of its other obligations hereunder in accordance with the terms hereof;

                  (vi) Washington Mutual will at all times comply in the performance of its obligations under this Agreement with all reasonable rules and requirements of the insurer under each Required Insurance Policy;

                  (vii) no written information, certificate of an officer, statement furnished in writing or written report delivered to the Depositor, any affiliate of the Depositor or the Trustee and prepared by Washington Mutual pursuant to this Agreement will contain any untrue statement of a material fact or omit to state a material fact necessary to make the information, certificate, statement or report not misleading;

                  (viii) except for permits and similar authorizations required under the securities or "blue sky" laws no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Washington Mutual of, or compliance by Washington Mutual with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, Washington Mutual has obtained the same;

                  (ix) Washington Mutual will service the Mortgage Loans in accordance with the standards set forth in this Agreement; and

                  (x) this Agreement and all other documents related hereto to which Washington Mutual is a party have been approved by the Washington Mutual's board of directors, which approval is reflected in the minutes of such board, and shall continuously from the time of each such document's execution, be maintained as an official record of the Washington Mutual.

      SECTION 2.04 Representations, Warranties and Covenants of the Seller with respect to the Mortgage Loans.

            The Seller hereby represents and warrants to, and covenants with, the Depositor and the Trustee for the benefit of the Certificateholders that, as to each Mortgage Loan, as of the Cut-off Date or such other date specifically set forth herein, and with respect to representation (i) listed below, as of the Delivery Date:

                  (i) The information set forth in the Mortgage Loan Schedule is complete, true and correct.

                  (ii) None of the Mortgage Loans is more than 30 days delinquent; not more than 0.38% of the Mortgage Loans were 30 days delinquent more than once in the past twelve months; Washington Mutual has not advanced funds to, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan.

                  (iii) There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property.

                  (iv) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded, if necessary to protect the interests of the Trustee, and which are included in the Trustee Mortgage File, the substance of which waiver, alteration or modification has been approved by the primary mortgage guaranty insurer, if any, and by the title insurer, to the extent required by the related policy and is reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the primary mortgage insurer, if any, and title insurer, to the extent required by the policy, and which assumption agreement is part of the Mortgage File.

                  (v) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

                  (vi) All buildings upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located. All such insurance policies contain a standard mortgagee clause naming the Servicer, its successors and assigns as mortgagee and all premiums thereon have been paid. If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of Fannie Mae or Freddie Mac. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

                  (vii) Any and all requirements of any federal, state or local law including, without limitation, environmental, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan and the related Mortgaged Property have been complied with.

                  (viii) The Mortgage has not been satisfied, canceled or subordinated, or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission.

                  (ix) The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, and (C) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Seller has full right to sell and assign the same to the Depositor. The Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage.

                  (x) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, or reorganization.

                  (xi) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

                  (xii) The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage.

                  (xiii) As of the Delivery Date, the Mortgage Note and the Mortgage are not assigned or pledged, and immediately prior to the sale of the Mortgage Loan to the Depositor the Seller was the sole owner of record and holder thereof and with full right to transfer and sell the Mortgage Loan to the Depositor free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and with full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement.

                  (xiv) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (A) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (B) either (i) organized under the laws of such state, or (ii) qualified to do business in such state, or (iii) federal savings and loan associations or national banks having principal offices in such state, or (iv) not doing business in such state.

                  (xv) The Mortgage Loan is covered by an ALTA lender's title insurance policy acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (ix)(A) through (C) above) the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The original title policy (or a copy thereof sufficient to entitle the insured to make a claim thereunder) and all riders thereto are in the Mortgage File. Additionally, such lender's title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein. The Seller is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

                  (xvi) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration.

                  (xvii) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or on parity with, the lien of the related Mortgage.

                  (xviii) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

                  (xix) The Mortgage Loan was originated by the Seller or a subsidiary of the Seller or was purchased by the Seller from a third party, each of which was, at the time of origination, (A) a Fannie Mae-approved or Freddie Mac-approved seller/servicer and (B) a HUD-approved mortgage banker, or a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state authority. Principal payments on the Mortgage Loan commenced no more than sixty days after funds were disbursed in connection with the Mortgage Loan. The Mortgage Note is payable on the first day of each month in monthly installments of principal and interest, with interest in arrears, and requires Monthly Payments sufficient to amortize the original principal balance of the Mortgage Loan over a term of not more than 15 years. Each Mortgage Note has a Mortgage Rate that is fixed. No Mortgage Loan has a provision which will require negative amortization. No Mortgage Loan requires a balloon payment at the end of its term.

                  (xx) The origination practices used by the Seller and the collection practices used by the Servicer with respect to each Mortgage Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing business. With respect to escrow deposits and escrow payments, if any, all such payments are in the possession of, or under the control of, the Servicer and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or escrow payments or other charges or payments due the Seller have been capitalized under any Mortgage or the related Mortgage Note.

                  (xxi) The Mortgaged Property is free of damage and waste and there is no proceeding pending for the total or partial condemnation thereof.

                  (xxii) The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (B) otherwise by judicial foreclosure. There is no other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage. The Mortgagor has not notified the Servicer and the Servicer has no knowledge of any relief requested or allowed to the Mortgagor under the Relief Act.

                  (xxiii) The Mortgage Loan was underwritten generally in accordance with the Seller's underwriting standards in effect at the time the Mortgage Loan was originated.

                  (xxiv) The Mortgage Note is not secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in (ix) above.

                  (xxv) The Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the approval of the Mortgage Loan application by a qualified appraiser, duly appointed by the originator of the Mortgage Loan, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan.

                  (xxvi) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Depositor to the trustee under the deed of trust, except, in connection with a trustee's sale after default by the Mortgagor.

                  (xxvii) No Mortgage Loan contains provisions pursuant to which Monthly Payments are (A) paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor, (B) paid by any source other than the Mortgagor or (C) contains any other similar provisions which may constitute a "buydown" provision. No Mortgage Loan was a graduated payment mortgage loan as of the date of its origination. No Mortgage Loan has a shared appreciation or other contingent interest feature.

                  (xxviii) The Seller has no knowledge of any circumstances or condition existing on the Cut-off Date with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that can reasonably be expected to cause the Mortgage Loan to be an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value of the Mortgage Loan.

                  (xxix) Each such Mortgage Loan with a Loan-to-Value Ratio at origination in excess of 80% is and will be subject either to (x) a Primary Mortgage Insurance Policy, issued by a Fannie Mae or Freddie Mac approved insurer, which provided private mortgage insurance in an amount meeting Fannie Mae and Freddie Mac requirements or (y) a higher interest rate in lieu of obtaining private mortgage insurance. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith.

                  (xxx) The Mortgaged Property is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the related Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, had been made or obtained from the appropriate authorities.

                  (xxxi) No action has been taken or failed to be taken, no event has occurred and no state of facts exists or has existed on or prior to the Cut-off Date (whether or not known to the Seller on or prior to such date) which has resulted or will result in an exclusion from, denial of, or defense coverage under any private mortgage insurance (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence, or fraud of the Seller, the related Mortgagor or any party involved in the application for such coverage, including the appraisal, plans and specifications and other exhibits or documents submitted therewith to the insurer under such insurance policy, or for any other reason under such coverage, but not including the failure of such insurer to pay by reason of such insurer's breach of such insurance policy or such insurer's financial inability to pay.

                  (xxxii) The Assignment is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

                  (xxxiii) Any advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to Fannie Mae or Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

                  (xxxiv) If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets Fannie Mae or Freddie Mac eligibility requirements.

                  (xxxv) Each Mortgage is a "qualified mortgage" for purposes of the REMIC Provisions.

                  (xxxvi) No fraud was committed by the originator of the Mortgage Loan and the Seller is not aware of any fact that would reasonably lead the Seller to believe that any Mortgagor had committed fraud in connection with the origination of such Mortgage Loan.

            Upon the discovery by the Depositor, the Seller, the Servicer or the Trustee (or upon notice thereof in writing from a Certificateholder) of a breach or breaches of any of the representations and warranties of the Seller made in this Section 2.04 in respect of any Mortgage Loan, or any breach of a representation or warranty of the Seller or Servicer set forth in Section 2.03 or any breach of representation or warranty of the Seller in Section 2 of the Mortgage Loan Purchase Agreement, which breach or breaches, individually or in the aggregate, materially and adversely affect the interests of the Certificateholders, the party discovering such breach shall give prompt written notice to the other parties. The Trustee shall promptly notify the Seller and Servicer of such breach and request that the Seller or Servicer, as the case may be, cure such breach within 60 days (or if such breach is not capable of being cured within 60 days and provided the Seller or the Servicer, as the case may be is diligently pursuing the cure thereof, within 120 days) from the date of such notice, and if the Seller or Servicer does not cure such breach in all material respects, the Seller or Servicer, as the case may be, shall either (i) substitute a Replacement Mortgage Loan or Loans for the related Mortgage Loan, which substitution must be made as specified in this Section or (ii) purchase such Mortgage Loan held for the benefit of the Certificateholders from the Trustee at the Purchase Price therefor.

            The Seller or Servicer shall not have any right to substitute a Replacement Mortgage Loan or Loans for the affected Mortgage Loan more than three months after the Delivery Date (or more than two years after the Delivery Date if the related Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code), and any substitution must be accompanied by an Officers' Certificate delivered to the Trustee, certifying that such Replacement Mortgage Loan conforms to the requirements of this Agreement, and by an Opinion of Counsel to the effect that such substitution will not cause either Trust REMIC to fail to qualify as a REMIC and will not result in a prohibited transaction tax, which Opinion of Counsel shall be paid for by the Seller or Servicer, as the case may be. Notwithstanding the foregoing, if any such breach would cause a Mortgage Loan to be other than a "qualified mortgage loan" as described in Section 860G(a)(3) of the Code, any substitution or purchase shall occur within 90 days of the discovery of the breach.

            As to any Replacement Mortgage Loan or Loans, the Seller or Servicer shall deliver to the Trustee or its agent for such Replacement Mortgage Loan or Loans, the Mortgage Note, the Mortgage, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note (i) endorsed in blank if no Downgrade Event has occurred or (ii) if a Downgrade Event has occurred, endorsed to the Trustee for the benefit of the Holders of the Washington Mutual Bank, FA Mortgage-Backed Certificates, Series 1999-WM2 (which endorsement, in either case, may be in the form of an allonge). As to any Replacement Mortgage Loan or Loans, the Seller or Servicer shall deliver to the Trustee the related Assignment (i) in blank in recordable form or (ii) if a Downgrade Event has occurred, assigned to the Trustee for the benefit of the Holders of the Washington Mutual Bank, FA Mortgage-Backed Certificates, Series 1999-WM2. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Replacement Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be remitted by the Servicer to the Seller on the next succeeding Distribution Date. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due on such Deleted Mortgage Loan for such month and thereafter the Seller or Servicer, as the case may be, shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan.

            Upon such substitution, the Servicer shall amend or cause to be amended the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan and the substitution of the Replacement Mortgage Loan or Loans and shall deliver such amended Mortgage Loan Schedule to the Depositor, the Seller and the Trustee. Upon such substitution, the Replacement Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects and the Seller shall be deemed to have made, as of the date of substitution, with respect to the Replacement Mortgage Loan or Loans, the representations and warranties pertaining to the Mortgage Loans contained in Section 2.04 hereof. Upon receipt of the Trustee Mortgage File pertaining to any Replacement Mortgage Loans, the Trustee shall release, or cause to be released, the Trustee Mortgage File held for the benefit of the Certificateholders relating to such Deleted Mortgage Loan to the Seller or Servicer as applicable and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest title (to the extent that such title was transferred to the Trustee) in the Seller or Servicer as applicable, or its designee, to any Deleted Mortgage Loan substituted for pursuant to this Section 2.04.

            In any month in which the Seller or Servicer substitutes one or more Replacement Mortgage Loans for one or more Deleted Mortgage Loans, the Servicer will determine the amount (if any) by which the aggregate Principal Balance of all such Replacement Mortgage Loans as of the date of substitution is less than the aggregate Principal Balance of all such Deleted Mortgage Loans (in each case after application of scheduled principal portion of the monthly payments received in the month of substitution). The amount of such shortage shall be deposited into the Custodial Account by the Seller or Servicer in the month of substitution pursuant to Section 3.07, without any reimbursement thereof. The Servicer shall give notice in writing to the Trustee of such event, which notice shall be accompanied by a Certificate of a Servicing Officer as to the calculation of such shortage.

            In the event that the Seller or Servicer shall have repurchased a Mortgage Loan, upon receipt by the Trustee of written notification of the deposit of the Purchase Price, the Trustee shall release, or cause to be released, the related Trustee Mortgage File held for the benefit of the Certificateholders to the Seller or Servicer as applicable and the Trustee shall execute and deliver the related instruments of transfer or assignment, in each case without recourse, as shall be necessary to transfer title (to the extent that such title was transferred to the Trustee) from the Trustee for the benefit of the Certificateholders and vest title in the Seller or Servicer, or the designee thereof, as the case may be, to any Mortgage Loan purchased pursuant to this Section 2.04. It is understood and agreed that the obligation under this Agreement of any Person to repurchase or substitute any Mortgage Loan as to which such breach has occurred and is continuing shall constitute the sole and exclusive remedy respecting such breach available to Certificateholders or the Trustee on their behalf.

      SECTION 2.05 Issuance of Certificates.

            The Trustee acknowledges the assignment to it of the Mortgage Loans together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such assignment and delivery, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed (i) the Class A, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 Class B-3 and Class R-2 Certificates and caused them to be authenticated and delivered to or upon the order of the Depositor in authorized denominations which evidence ownership of the Trust Fund II and (ii) the R-1 Certificates and caused them to be authenticated and delivered to or upon the order of the Depositor in authorized denominations which evidence ownership of the Trust Fund I. The rights of the Holders of such Certificates to receive distributions from the Trust REMIC II and all ownership interests of the Holders of the Class A, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 Class B-3 and Class R-2 Certificates in such distributions (along with the rights of the Holders of the Class Y and Class Z interests and the Class R-1 Certificates to receive distributions from the Trust REMIC I and all ownership interests of such Holders) shall be as set forth in this Agreement.

      SECTION 2.06 REMIC Provisions.

            (a) The Depositor hereby elects and authorizes the Trustee to treat each Trust REMIC as a real estate mortgage investment conduit under the Code and, if necessary, under applicable state law. The Trustee shall make such election on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return (x) for the taxable year ending on the last day of the calendar year in which the Certificates are issued and (y) by an attachment making such election and stating that such election is being made as a protective matter, for the taxable year ending on the last day of the calendar year in which all or a portion of the Certificates are first sold by Washington Mutual to any party other than an affiliate. The Delivery Date is hereby designated as the "startup day" (the "Startup Day") of each Trust REMIC within the meaning of Section 860G(a)(9) of the Code for purposes of the election made under clause (x) of the preceding sentence and the date of the first sale of Certificates by Washington Mutual to any party other than an affiliate is hereby designated as the "startup day" for purposes of the protective election to be made pursuant to clause (y) of the preceding sentence. The "regular interests" (within the meaning of Section 860G of the Code) in the Trust REMIC I shall consist of the Class Y and Class Z interests and the "residual interest" in the Trust REMIC I shall consist of the Class R-1 Certificates. The "regular interests" (within the meaning of Section 860G of the Code) in the Trust REMIC II shall consist of the Class A, Class M and Class B Certificates and the "residual interest" in the Trust REMIC II shall consist of the Class R-2 Certificates. The Depositor and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in the Trust REMIC I other than the Class Y and Class Z interests and the Class R-1 Certificates. The Depositor and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in the Trust REMIC II other than the Class A, Class M, Class B and Class R-2 Certificates.

            (b) The Seller, on behalf of the Holders of the Class R-1 Certificates, shall act as agent for the Class R-1 Certificateholder as the "tax matters person" (within the meaning of the REMIC Provisions) for the Trust REMIC I in the manner provided under Treasury regulations section 1.860F-4(d) and temporary Treasury regulations section 301.6231(a)(7)-1T. The Seller, on behalf of the Holders of the Class R-2 Certificates, shall act as agent for the Class R-2 Certificateholder as the "tax matters person" (within the meaning of the REMIC Provisions) for the Trust REMIC II in the manner provided under Treasury regulations section 1.860F-4(d) and temporary Treasury regulations section 301.6231(a)(7)-1T. By its acceptance of a Class R Certificate, each Holder thereof shall have agreed to such appointment and shall have consented to the appointment of the Trustee as its agent to act on behalf of the applicable Trust REMIC pursuant to the specific duties outlined herein.

            (c) A Holder of either Class of the Class R Certificates, by the purchase of such Certificates, shall be deemed to have agreed to timely pay, upon demand by the Trustee, the amount of any minimum California state franchise taxes due with respect to the Trust REMICs under Sections 23151(a) and 23153(a) of the California Revenue and Taxation Code. Notwithstanding the foregoing, the Trustee shall be authorized to retain the amount of such tax from amounts otherwise distributable to such Holder in the event such Holder does not promptly pay such amount upon demand by the Trustee. In the event that any other federal, state or local tax is imposed, including without limitation taxes imposed on a "prohibited transaction" of a REMIC as defined in Section 860F of the Code, such tax shall be charged against amounts otherwise available for distribution to the applicable Holder of a Class R-1 and Class R-2 Certificate and then against amounts otherwise available for distribution to the Holders of Regular Certificates in accordance with the provisions set forth in Sections
4.02 and 4.03, respectively. The Trustee shall promptly deposit in the Certificate Account any amount of "prohibited transaction" tax that results from a breach of the Trustee's duties under this Agreement. The Servicer shall promptly deposit in the Certificate Account any amount of "prohibited transaction" tax that results from a breach of the Servicer's duties under this Agreement.

            (d) The Trustee shall act as attorney-in-fact and as agent on behalf of the tax matters person of each Trust REMIC and in such capacity the Trustee shall: (i) prepare, sign and file, or cause to be prepared, signed and filed, federal and state tax returns using a calendar year as the taxable year for each Trust REMIC when and as required by the REMIC Provisions and other applicable federal income tax laws as the direct representative of each Trust REMIC in compliance with the Code and shall provide copies of such returns as required by the Code; (ii) make an election, on behalf of each Trust REMIC, to be treated as a REMIC on the federal tax return of each Trust REMIC for its first taxable year, in accordance with the REMIC Provisions; and (iii) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to any governmental taxing authority all information reports as and when required to be provided to them in accordance with the REMIC Provisions and the Code. The expenses of preparing and filing such returns shall be borne by the Trustee. The Depositor and Servicer shall provide on a prompt and timely basis to the Trustee or its designee such information with respect to each Trust REMIC as is in their possession and reasonably required or requested by the Trustee to enable it to perform its obligations under this subsection.

            In its capacity as attorney-in-fact and as agent on behalf of the tax matters person, the Trustee shall also: (A) act on behalf of each Trust REMIC in relation to any tax matter or controversy involving the Trust Fund, (B) represent the Trust Funds in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto and (C) cause to be paid solely from the sources provided herein the amount of any taxes imposed on each Trust REMIC when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The expense of any such representation shall be borne by the Holders of the Class R Certificates unless such expense is caused by a breach of the Trustee's duties or the Servicer's duties hereunder, in which case such expenses shall be borne by the Trustee or the Servicer, as the case may be.

            (e) The Trustee shall provide (i) to any transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a permitted transferee, (ii) to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each Trust REMIC.

            (f) The Trustee, the Depositor and the Holder of the Class R Certificates shall take any action or cause the Trust Fund to take any action necessary to create or maintain the status of the Trust REMICs as REMICs under the REMIC Provisions and shall assist each other as necessary to create or maintain such status. Neither the Trustee nor the Holder of the Class R Certificates shall take any action, cause the Trust Fund to take any action or fail to take (or fail to cause the Trust Fund to take) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the Trust REMICs as REMICs or (ii) result in the imposition of a tax upon the Trust REMICs (including, but not limited to, the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax.

            The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Servicer or Depositor has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to either Trust REMIC or its respective assets, or causing either Trust REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Servicer and Depositor or their designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to either Trust REMIC, and the Trustee shall not take any such action or cause either Trust REMIC to take any such action as to which the Servicer or Depositor has advised it in writing that an Adverse REMIC Event could occur.

            In addition, prior to taking any action with respect to either Trust REMIC or the assets therein, or causing either Trust REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Holders of the Class R Certificates will consult with the Trustee or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to either Trust REMIC, and no such Person shall take any action or cause the Trust Fund to take any such action as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur. The Trustee may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take action not permitted by this Agreement.

            At all times as may be required by the Code, the Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each Trust REMIC as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

            (g) In the event that any tax is imposed on "prohibited transactions" of either Trust REMIC, as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of either Trust REMIC, as defined in Section 860G(c) of the Code, on any contributions to either Trust REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Servicer, if such tax arises out of or results from a breach by the Servicer of any of its obligations under this Agreement or if the Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article II, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.09 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Interest Distribution Amount on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

            (h) The Trustee and the Servicer shall, for federal income tax purposes, maintain books and records with respect to each Trust REMIC on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

            (i) Following the Startup Day, neither the Servicer nor the Trustee shall accept any contributions of assets to either Trust REMIC (other than a Replacement Mortgage Loan subject to the terms and conditions herein) unless the Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in the Trust REMICs will not cause either Trust REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding, or subject either Trust REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

            (j) Neither the Servicer nor the Trustee shall enter into any arrangement by which either Trust REMIC will receive a fee or other compensation for services nor permit either Trust REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

            (k) Within 30 days after the Delivery Date, the Trustee shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for each Trust REMIC.

            (l) Neither the Trustee nor the Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust REMICs, (iii) the termination of the Trust REMICs pursuant to Article X of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for the Trust REMICs, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to the Trust REMICs after the Closing Date (a) unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not affect adversely the status of each Trust REMIC as a REMIC or (b) unless the Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax.

            (m) In order to enable the Trustee to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided to the Trustee, within ten days after the Delivery Date, all information or data that the Trustee determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans and the Trustee shall be entitled to rely upon any and all such information and data in the performance of its duties set forth herein. Thereafter, the Servicer shall provide, promptly upon request therefor, any such additional information or data that the Trustee may from time to time reasonably request in order to enable the Trustee to perform its duties as set forth herein and the Trustee shall be entitled to rely upon any and all such information and data in the performance of its duties set forth herein. The Depositor shall indemnify the Trustee and hold it harmless for any loss, liability, damage, claim or expense of the Trustee arising from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis. The Servicer shall indemnify the Trustee and hold it harmless for any loss, liability, damage, claim or expense of the Trustee arising from any failure of the Servicer to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis. The indemnification provisions hereunder shall survive the termination of this Agreement and shall extend to any co-trustee appointed pursuant to this Agreement.

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

      SECTION 3.01 Servicing Standard.

            For and on behalf of the Trustee and the Certificateholders, the Servicer shall service and administer the Mortgage Loans in accordance with prudent mortgage loan servicing standards and procedures generally accepted in the mortgage banking industry and generally in a manner consistent with Fannie Mae guidelines except as otherwise expressly provided in this Agreement. In connection with such servicing and administration, the Servicer shall have full power and authority, acting alone and/or through any Sub-Servicer as provided in Section 3.02 hereof, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration, including but not limited to, the power and authority, subject to the terms hereof (a) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents (including, without limitation, estoppel certificates), (b) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement), (c) to collect any Insurance Proceeds and Liquidation Proceeds, (d) to consent to any subordinate financings to be secured by any Mortgaged Property to the extent that such consent is required pursuant to the terms of the related Mortgage, (e) to consent to the application of any proceeds of insurance policies or condemnation awards to the restoration of the applicable Mortgaged Property or otherwise, and (f) subject to the provisions of
Section 3.07 and 3.13, to effectuate foreclosure or other conversion of the ownership of the Mortgage Property securing any Mortgage Loan; provided, however, that the Servicer shall take no action that is materially inconsistent with or materially prejudices the interest of the Trustee or the Certificateholders in any Mortgage Loan or the rights and interest of the Depositor, the Trustee and the Certificateholders under the terms of this Agreement unless such action is specifically called for by the terms hereof.

            Without limiting the generality of the foregoing, but subject to the terms hereof, the Servicer, in its own name or in the name of the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Servicer believes it appropriate in its best judgment, to execute and deliver, on behalf of the Trustee, the Certificateholders or any of them, any and all instruments of modification, satisfaction, cancellation or assignment, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders. The Servicer shall promptly notify the Trustee of any such execution and delivery. The Trustee for the benefit of the Certificateholders shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans.

            Notwithstanding anything in this Agreement to the contrary, the Servicer shall not (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, imminent) permit any modification with respect to any Mortgage Loan (i) that would change the Net Mortgage Rate or, reduce or increase the principal balance (except for reductions resulting from actual payments of principal) or (ii) that would both constitute a sale or exchange of such Mortgage Loan within the meaning of
Section 1001 of the Code (including any proposed, temporary or final regulations promulgated thereunder) (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is a Principal Prepayment made (or treated as made) by the Mortgagor of the entire principal balance of a Mortgage Loan) and cause either Trust REMIC to fail to qualify as a REMIC under the Code.

      SECTION 3.02 Enforcement of the Obligations of Sub-Servicers.

            (a) For purposes of this Agreement, the Servicer shall be deemed to have received the payments on the Mortgage Loans referred to in Sections 3.07 and 3.08 hereof when the related Sub-Servicer, if any, has received such payments and shall remain obligated to deposit such payments in accordance with Sections 3.07 and 3.08 hereof, regardless of whether such payments are remitted by the Sub-Servicer to the Servicer. The Servicer and the related Sub-Servicer may enter into amendments to any applicable Sub-Servicing Agreement; provided, however, that any such amendments shall be consistent with and shall not violate the provisions of this Agreement.

            (b) As part of its servicing activities hereunder, the Servicer, for the benefit of the Depositor, the Trustee and the Certificateholders, shall supervise, administer, monitor and oversee the servicing of the Mortgage Loans that are not serviced by it directly, and shall enforce the obligations of each Sub-Servicer, if any, under the related Sub-Servicing Agreement. Such enforcement shall include, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements, as appropriate, and the pursuit of other appropriate remedies, and shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, but shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed. The Servicer shall not waive any event of default by a Sub-Servicer under a Sub-Servicing Agreement which is a failure to remit any payment required to be made by such Sub-Servicer that would result in an Event of Default under this Agreement.

            (c) During the term of this Agreement, the Servicer shall consult fully with each of the Sub-Servicers as may be necessary from time to time to perform and carry out the Servicer's obligations hereunder and receive, review and evaluate all reports, information and other data that are provided to the Servicer by each Sub-Servicer and otherwise exercise reasonable efforts to cause each Sub-Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by it under its Sub-Servicing Agreement.

      SECTION 3.03 Termination of the Rights of Sub-Servicers.

            If the Servicer terminates the rights of a Sub-Servicer under any Sub-Servicing Agreement, the Servicer shall service the Mortgage Loans directly pursuant to and in accordance with the terms of this Agreement, or at the Servicer's election, enter into a substitute servicing agreement with another mortgage loan servicing company reasonably acceptable to the Servicer under which such mortgage loan servicing company shall assume, satisfy, perform and carry out all liabilities, duties, responsibilities and obligations that are to be, or otherwise were to have been, satisfied, performed and carried out by the terminated Sub-Servicer, regardless of whether such liabilities, duties, responsibilities or obligations shall have accrued before or after the termination of the rights of such Sub-Servicer; provided, however, that any such substitute servicer and any such substitute servicing shall satisfy the requirements of Sections 3.01 and 3.02. If the Servicer does not elect to enter into a substitute servicing agreement with a successor servicer, the Servicer shall nevertheless service the Mortgage Loans directly pursuant to and in accordance with the terms of this Agreement, until a substitute Sub-Servicer has been appointed and designated and a substitute servicing agreement has been entered into by the Servicer and such substitute Sub-Servicer.

      SECTION 3.04 Liability of the Servicer.

            Notwithstanding the provisions of any Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer or a Sub-Servicer or reference to actions taken through a Sub-Servicer or otherwise, the Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans included in the Trust Fund in accordance with (and subject to the limitations contained within) the provisions of this Agreement without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or agreements or arrangements or by virtue of indemnification from the Sub-Servicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

      SECTION 3.05 Rights of the Depositor and the Trustee in Respect of the Servicer.

            The Servicer shall afford the Depositor and the Trustee, without charge but only upon reasonable notice and during normal business hours, access to all records and documentation in the Servicer's possession regarding the Mortgage Loans and to all accounts, insurance policies and other matters in the Servicer's possession relating to this Agreement and access to officers of the Servicer responsible for its obligations hereunder. The Depositor may, but is not obligated to, enforce the obligations of the Servicer hereunder. The Depositor shall not have any responsibility or liability for any action or failure to act by the Servicer and is not obligated to supervise the performance of the Servicer hereunder or otherwise.

      SECTION 3.06 Trustee to Act as Servicer.

            In the event that the Servicer shall for any reason no longer be the Servicer hereunder (including by reason of an Event of Default), the Trustee shall thereupon assume all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Trustee shall not be liable for losses in connection with Eligible Investments required to be paid by the Servicer pursuant to Section 3.07 or 4.01 hereof, obligated to make Monthly Advances if prohibited by applicable law, nor to effectuate repurchases or substitutions of Mortgage Loans hereunder as substitute Servicer, including pursuant to Section 2.04 hereof and except that the Trustee makes no representations and warranties hereunder, including pursuant to Section 2.04 hereof). If the Servicer shall for any reason no longer be the Servicer (including by reason of any Event of Default), the Trustee (or any other successor servicer) shall succeed to any rights and obligations of the Servicer under any Sub-Servicing Agreement and shall be deemed to have assumed the Servicer's interest therein; provided, however, that the Servicer shall not thereby be relieved of any liability or obligations under this Agreement, any Sub-Servicing or substitute servicing agreement arising prior to the date of such succession.

            The Servicer shall, upon request of the Trustee, but at the expense of the Servicer, deliver to the assuming party all documents and records relating to the Mortgage Loans then being serviced thereunder and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of servicing to the assuming party.

      SECTION 3.07 Collection of Mortgage Loan Payments.

            The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans held in its own portfolio and serviced by the Servicer. Consistent with the foregoing, the Servicer may in its discretion (a) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (b) subject to Section 3.01, only upon determining that the coverage of such Mortgage Loan by any related Primary Mortgage Insurance Policy will not be affected, extend the due dates for payments due on a Mortgage Note for a period not greater than 365 days, but in no event beyond the maturity date of any Mortgage Loan. In the event of any such arrangement described in clause (b) of the preceding sentence, the Servicer shall continue to make timely Monthly Advances on the related Mortgage Loan, pursuant to and in accordance with Section 5.01 of this Agreement (but subject to any limitations contained therein), during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements.

            The Servicer shall establish and maintain, in its name on behalf of the Certificateholders, the Custodial Account. The Servicer shall deposit into the Custodial Account within two Business Days of receipt by the Servicer, or receipt from the Sub-Servicers except as otherwise specifically provided herein, the following payments and collections received or made by it subsequent to the Cut-off Date (other than in respect of principal of and interest and any other payments on the Mortgage Loans due on or before the Cut-off Date):

                  (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

                  (ii) all payments on account of interest on the Mortgage Loans less the Servicing Fee;

                  (iii) all Insurance Proceeds and Liquidation Proceeds, other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Servicer's normal servicing procedures, net of Liquidation Expenses, unpaid servicing compensation and unreimbursed Monthly Advances;

                  (iv) any amount of any losses required to be deposited by the Servicer pursuant to the second succeeding paragraph of this Section 3.07 in connection with any losses on Eligible Investments;

                  (v) any amounts required to be deposited by the Servicer pursuant to Section 3.11 hereof;

                  (vi) all proceeds of any purchase by the Seller or the Servicer, as the case may be, of any Mortgage Loans or property acquired in respect of the Mortgage Loans pursuant to Sections 2.01, 2.02, 2.03, 2.04, 3.12 or 10.01 hereof and all amounts required to be deposited in connection with the substitution of Replacement Mortgage Loans pursuant to Sections 2.01, 2.02, 2.03, 2.04 or 3.12 hereof; and

                  (vii) any other amounts required to be deposited in the Custodial Account pursuant to this Agreement including, without limitation, the amounts required to be deposited therein pursuant to
      Section 3.13 hereof.

            The foregoing requirements for remittance by the Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, the Servicing Fee, payments in the nature of prepayment penalties, fees or premiums, late payment charges and assumption fees and any excess interest charges payable by the Mortgagor by virtue of any default or other non-compliance by the Mortgagor with the terms of the Mortgage or any other instrument or document executed in connection therewith or otherwise, if collected, need not be remitted or deposited into the Custodial Account by the Servicer. In the event that the Servicer shall remit or deposit any amount not required to be remitted or deposited and not otherwise subject to withdrawal pursuant to Section 3.09 hereof, it may at any time withdraw such amount from the Custodial Account on the following Distribution Date, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering a Certificate of a Servicing Officer to the Trustee which describes the amounts deposited in error in the Custodial Account. All funds deposited in the Custodial Account shall be held by the Servicer in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.09. In no event shall the Trustee incur liability for withdrawals from the Custodial Account at the direction of the Servicer.

            Any investments of amounts on deposit in the Custodial Account shall be made by the Servicer in Eligible Investments, which shall mature not later than the second Business Day preceding the

Distribution Date following the date of such investment (except that if such Eligible Investment is an obligation of the institution that maintains the Custodial Account, then such Eligible Investment shall mature not later than such Distribution Date). All such Eligible Investments shall be made in the name of the Trustee for the benefit of the Certificateholders. All income and gain net of any losses realized from any such investment shall be for the benefit of the Servicer and shall be subject to withdrawal at its direction from time to time. The amount of any losses net of any gains incurred by the Servicer in respect of any such investments shall be remitted to the Trustee or deposited in the Custodial Account out of the Servicer's own funds promptly following the date the same are realized.

            The Servicer shall promptly give notice to the Trustee, the Rating Agencies and the Depositor of the location of the Custodial Account and of any change thereof.

      SECTION 3.08 Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

            In addition to the Custodial Account, the Servicer shall establish and maintain one or more custodial accounts (each, an "Escrow Account") and deposit and retain therein all collections from the Mortgagors (or advances by the Servicer) for the payment of taxes, assessments and hazard insurance premiums or comparable items for the account of the Mortgagors. Escrow Accounts shall be Eligible Accounts. All costs incurred by the Servicer or by the related Sub-Servicer in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Principal Balance under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

            Withdrawals of amounts so collected from the Escrow Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums or Primary Mortgage Insurance Policy premiums, condominium or PUD association dues, or comparable items, to reimburse the Servicer pursuant to Sections 3.10 hereof (with respect to the Primary Mortgage Insurance Policy) and
3.08 hereof (with respect to taxes and assessments) and 3.11 hereof (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Escrow Account or to clear and terminate the Escrow Account at the termination of this Agreement in accordance with Section 10.01 hereof. As part of its servicing duties, the Servicer shall, and the Sub-Servicers shall, pursuant to any Sub-Servicing Agreement, be required to, pay to the Mortgagors interest on funds in the Escrow Account, to the extent required by law.

            The Servicer shall, with respect to each Mortgage Loan, to the extent any related Sub-Servicer does not do so, advance the payments referred to in the preceding paragraph that are not timely paid by the Mortgagors; provided, however, that the Servicer shall be required to so advance only to the extent that such advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise out of the related Mortgage Loan; and provided further, that such payments shall be advanced when the tax, premium or other cost for which such payment is intended is due.

      SECTION 3.09 Permitted Withdrawals from the Custodial Account.

            The Servicer may (and, with respect to clauses (e) and (g) below, shall), from time to time, direct the Trustee to make, and the Trustee shall make, to the extent required or authorized hereunder, withdrawals from the Custodial Account for the following purposes:

            (a) to pay to the Servicer from funds on deposit in the Custodial Account earnings on or investment income with respect to funds in the Custodial Account less losses referred to in Section 3.07(iv);

            (b) to reimburse the Servicer for advances made pursuant to Sections 3.01, 3.08, 3.10, 3.11, 3.13, 5.01 and 5.02 hereof, such right of reimbursement pursuant to this subclause (b) being limited to amounts received in respect of the particular Mortgage Loan (including, for this purpose, Insurance Proceeds, Liquidation Proceeds, amounts representing proceeds of other insurance policies, if any, covering the related Mortgaged Property, rental and other income from REO Property and proceeds of any purchase or repurchase of the related Mortgage
Loan);

            (c) to reimburse the Servicer for any Nonrecoverable Advances made in respect of any Mortgage Loan;

            (d) to reimburse the Servicer from Liquidation Proceeds for Liquidation Expenses and, to the extent that Liquidation Proceeds after such reimbursement are in excess of the Principal Balance of the related Mortgage Loan together with accrued and unpaid interest thereon at a rate equal to the Net Mortgage Rate, to pay out of such excess the amount of any unpaid servicing compensation to the Servicer with respect to any Mortgage Loan, which may include any unpaid servicing compensation to a Sub-Servicer (for disbursement in accordance with Section 3.16 hereof);

            (e) to pay to the Seller or the Servicer, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Sections 2.01, 2.02, 2.04 or 3.12 hereof all amounts received thereon and not taken into account in determining the Purchase Price of such repurchased Mortgage Loan;

            (f) to reimburse the Servicer or the Depositor for expenses incurred by and reimbursable to the Servicer or the Depositor pursuant to Section 7.03 hereof;

            (g) to withdraw any amount deposited in the Custodial Account pursuant to Section 3.07 and not required to be deposited therein; and

            (h) to clear and terminate the Custodial Account upon termination of this Agreement pursuant to Section 10.01 hereof.

            The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such subclauses (b), (c), (d) and (e).

            On or prior to the Business Day preceding each Distribution Date after payment of items (a) through (h) above, the Servicer shall withdraw from the Custodial Account and remit to the Trustee, in immediately available funds, and the Trustee, upon receipt thereof, shall deposit in the Certificate Account, an amount equal to the Available Distribution Amount for such Distribution Date.

      SECTION 3.10 Maintenance of Primary Mortgage Insurance Policies; Collections Thereunder.

            The Servicer shall not take, or permit any Sub-Servicer to take, any action that would result in loss of coverage under any applicable Primary Mortgage Insurance Policy for any loss which, but for the actions of the Servicer or Sub-Servicer, would have been covered thereunder.

            The Servicer shall keep in full force and effect each Primary Mortgage Insurance Policy applicable to a Mortgage Loan being serviced by it until the principal balance of the related Mortgage Loan, in the case of a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, is reduced to (a) 80% or less of the Appraised Value or (b) 80% or less of its current value based on a new appraisal. The Servicer agrees to pay to the extent the related Mortgagor does not do so, the premiums for each Primary Mortgage Insurance Policy on a timely basis and shall use its best reasonable efforts to cause itself or the Sub-Servicer to be named as loss payee, provided, however, that the Servicer shall be required to pay such premiums only to the extent that such advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise out of the related Mortgage Loan. In the event that the insurer under any Primary Mortgage Insurance Policy shall cease to be qualified to transact a mortgage guaranty insurance business under the laws of the state of its organization or any other state that has jurisdiction over such insurer (or if such insurer's claims-paying ability shall adversely affect the rating on the Class A Certificates) or such Primary Mortgage Insurance Policy is cancelled or terminated for any reason, the Servicer shall exercise its best reasonable efforts to obtain, or to cause the related Sub-Servicer to obtain, from another Qualified Insurer, a replacement policy comparable to such Primary Mortgage Insurance Policy at the expense of the Mortgagor. The Servicer shall not consent to the cancellation or refusal to renew any such Primary Mortgage Insurance Policy applicable to any Mortgage Loan, which is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Mortgage Insurance Policy for such cancelled or non-renewed policy is maintained with an insurer with a rating not lower than the insurer issuing the Primary Mortgage Insurance Policy in effect at the date of the initial issuance of the Certificates or whose claims-paying will not adversely affect the rating on the Certificates or unless any such cancellation or refusal, or consent thereto, will not adversely affect the rating on the Certificates. In connection with any assumption and modification agreement entered into by the Servicer or a Sub-Servicer pursuant to Section 3.12, the Servicer shall obtain a replacement Primary Mortgage Insurance Policy, as provided above.

            In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to present, on behalf of itself, the Trustee for the benefit of the Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policies respecting defaulted Mortgage Loans. Pursuant to
Section 3.07 hereof, any amounts collected by the Servicer under any Primary Mortgage Insurance Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.09 hereof.

      SECTION 3.11 Maintenance of Hazard Insurance and Other Insurance.

            The Servicer shall cause to be maintained for each Mortgage Loan, hazard insurance with extended coverage in an amount that is at least equal to the maximum insurable value of improvements securing such Mortgage Loan or its Principal Balance, whichever is less.

            Each policy of standard hazard insurance shall contain, or have an accompanying endorsement that contains, a standard mortgagee clause complying in all material respects in form and substance to applicable Fannie Mae guidelines. The Servicer shall cause to be maintained on property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, liability insurance and, to the extent described below, flood insurance. Pursuant to Section 3.07 hereof, any amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the terms of the applicable Mortgage or the Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.09 hereof.

            Any cost incurred by the Servicer or the related Sub-Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders or remittances to the Trustee for their benefit, be added to the Principal Balance of the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Servicer out of payments by the related Mortgagor or out of Insurance Proceeds or Liquidation Proceeds to the extent permitted by Section 3.09 hereof. If the Mortgaged Property is located at the time of origination of the Mortgage Loan in a federally designated special flood hazard area, the Servicer shall cause flood insurance to be maintained. Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid Principal Balance of the related Mortgage Loan or (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program, if the area in which such Mortgaged Property is located is participating in such program. Notwithstanding anything in this paragraph to the contrary, the Servicer shall be required to pay the costs of maintain any insurance contemplated by this Section 3.11 only to the extent that such advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise out of the related Mortgage Loan.

            In the event that the Servicer shall obtain and maintain a blanket policy insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.11, it being understood and agreed that such policy may contain a deductible clause on terms substantially equivalent to those commercially available and maintained by comparable servicers, and provided that the provider of such blanket policy is rated by A.M. Best Company A:V or higher and the claims-paying ability of such provider is rated in one of the three highest rating categories by at least one nationally recognized statistical rating organization. If such policy contains a deductible clause, the Servicer shall, to the extent that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.11 and there shall have been a loss that would have been covered by such policy, remit to the Trustee for deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause, accompanied by a certificate of a Servicing Officer describing the calculation of such amount. In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to present, on behalf of itself, the Depositor, the Trustee or its agent for the benefit of the Certificateholders, claims under any such blanket policy.

      SECTION 3.12 Enforcement of Due-On-Sale Clauses; Assumption Agreements.

            (a) Except as otherwise provided in this Section 3.12(a), when any property subject to a Mortgage has been conveyed by the Mortgagor, the Servicer shall, to the extent that it has knowledge of such conveyance, enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. In the event that the Servicer or the related Sub-Servicer is prohibited by law from enforcing any such due-on-sale clause, or if coverage under any Required Insurance Policy would be adversely affected, the Servicer is authorized, subject to Section 3.12(b), to take or enter into an assumption and modification agreement from or with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon, provided that the Mortgage Loan shall continue to be covered (if so covered before the Servicer enters such agreement) by the applicable Required Insurance Policies. The Servicer, subject to Section 3.12(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section 3.12(a) by reason of any transfer or assumption which the Servicer is restricted by law from preventing, for any reason whatsoever.

            (b) Subject to the Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.12(a) hereof, in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, if an assumption is permitted under Section 3.12(a) and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage held for the benefit of the Certificateholders that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer shall deliver or cause to be delivered to the Trustee for signature the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. The Servicer shall also deliver or cause to be delivered to the Trustee with the foregoing documents a letter explaining the nature of such documents and the reason or reasons why the Trustee's signature is required.

            With such letter, the Servicer shall deliver to the Trustee a certificate of a Servicing Officer certifying that: (i) a Servicing Officer has examined and approved such documents as to form and substance, (ii) the Trustee's execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (iii) any required consents of insurers under any Required Insurance Policies have been obtained and (iv) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof or, if the Mortgage Loan provided that the amortization period on which the Monthly Payments were based was a longer period, such period has not been extended, (D) the interest rate on the Mortgage Loan will not be altered nor will the term of the Mortgage Loan be increased as a result of such assumption or transfer and
(E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, the Servicer used the same underwriting standards in evaluating the creditworthiness of the purchaser/transferee as were used in making the original Mortgage Loan, and such release will not (based on the Servicer's good faith determination) adversely affect the collectibility of the Mortgage Loan. Upon receipt of such certificate, the Trustee for the benefit of the Certificateholders shall execute any necessary instruments for such assumption or substitution of liability. Upon the closing of the transactions contemplated by such documents, the Servicer shall cause the originals of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or its agent for the benefit of the Certificateholders and deposited with the Trustee Mortgage File for such Mortgage Loan. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement will be retained by the Servicer as additional servicing compensation.

            In the event that the Servicer, in connection with any such assumption or modification agreement or supplement to the Mortgage Note, is unable to deliver the certificate of the Servicing Officer set forth above, the Servicer shall purchase, or cause the related Sub-Servicer to purchase the related Mortgage Loan in the manner, and at the Purchase Price, set forth in
Section 2.04 hereof.

      SECTION 3.13 Realization Upon Defaulted Mortgage Loans.

            The Servicer shall foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which, in the reasonable judgment of the Servicer, no satisfactory arrangements can, in accordance with prudent lending practices, be made for collection of delinquent payments pursuant to
Section 3.01 hereof. In connection with such foreclosure or other conversion, the Servicer shall follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and for its own portfolio and as are in accordance with the requirements of the insurer under any Required Insurance Policy and shall deliver to the Trustee a liquidation report with respect to the related Mortgage Loan on the form of report customarily prepared by the Servicer. In particular, the Servicer will service each Mortgage Loan in a manner that preserves the right to proceed against all collateral securing such Mortgage Loan (e.g., in accordance with any applicable "single action" rule). The Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration, repair, protection or maintenance of any property unless it shall determine in its sole discretion that such expenses will be recoverable to it as Liquidation Expenses either through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.09 hereof) or through Insurance Proceeds (respecting which it shall have similar priority). The Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the proceeds of liquidation of the related Mortgaged Property, as contemplated in Section 3.09 hereof.

            In the event that any Mortgaged Property becomes an REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Servicer and the Certificateholders for the period prior to the sale of such REO Property on such terms and conditions and for such periods as the Servicer deems to be in the best interest of the Servicer and the Certificateholders. Notwithstanding anything herein to the contrary, in the event that the Trust REMIC I acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer, on behalf of the Trust REMIC I, shall dispose of such REO Property within three full years after the taxable year of its acquisition by the Trust REMIC I for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of each Trust REMIC as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of each Trust REMIC, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Servicer obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Servicer, to the effect that the holding by the Trust REMIC I of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code, or cause either Trust REMIC to fail to qualify as a REMIC under the Code at any time that any Certificates are outstanding, in which case the Trust REMIC I may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust REMIC I shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust REMIC I in such circumstances or manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or (ii) subject either Trust REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless each Trust REMIC with respect to the imposition of any such taxes.

            The decision of the Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding. The income earned from the management of any Mortgaged Properties acquired through foreclosure or other judicial proceeding on behalf of the Certificateholders, net of reimbursement to the Servicer for expenses incurred (including any taxes) in connection with such management, advances made by the Servicer pursuant to Sections 3.01, 3.08, 3.10, 3.11, 3.13, 5.01 or 5.02 in
connection with the related Mortgage Loan or REO Property and Liquidation Expenses incurred by the Servicer in connection with the related Mortgage Loan, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (with interest accruing and principal amortizing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal of and interest on the related Mortgage Notes and shall be deposited into the Custodial Account.

            Prior to obtaining or causing the Trustee to obtain a deed as a result of or in lieu of foreclosure, or otherwise acquiring (or causing the Trustee to acquire) possession of or title to any Mortgaged Property, if the Servicer determines that obtaining a deed or otherwise acquiring title or possession of such Mortgaged Property would likely subject the Servicer, the Trustee or the Trust Fund to substantial liability in respect of environmental conditions concerning the Mortgaged Property, (a) the Servicer shall (i) notify the Trustee and the Depositor of such determination and (ii) refrain from obtaining or directing the Trustee to obtain a deed as a result of or in lieu of foreclosure or otherwise acquiring title or possession to such Mortgaged Property and (b) the obligations of the Servicer to make advances, including, without limitation, Monthly Advances, in connection with the Mortgage Loan in question shall cease as of the date that the Servicer makes such determination.

      SECTION 3.14 Trustee to Cooperate; Release of Trustee Mortgage Files.

            Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, and upon notification by the Servicer in the form of a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account have been or will be so deposited) of a Servicing Officer and a Request for Release of the Trustee Mortgage File in the form of Exhibit G hereto the Trustee shall promptly release the related Trustee Mortgage File to the Servicer, and the Trustee shall execute and deliver to the Servicer the request for reconveyance, deed of reconveyance or release, satisfaction or assignment of mortgage or such instrument releasing the lien of the Mortgage, and, in each case, such other documents or instruments as may be reasonably required in connection therewith, as directed by the Servicer, together with the Mortgage Note with written evidence of cancellation thereon. The provisions of the immediately preceding sentence shall not, in any manner, limit or impair the right of the Servicer to execute and deliver, on behalf of the Trustee, the Certificateholders or any of them, any and all instruments of satisfaction, cancellation or assignment, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Certificate Account but shall be paid by the Servicer. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including, without limitation, for such purpose, collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial or total release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Trustee Mortgage File, the Trustee shall, upon request of the Servicer and the delivery to the Trustee of a Request for Release signed by a Servicing Officer, in the form of Exhibit G hereto, release the Trustee Mortgage File to the Servicer. If the Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property, the Servicer shall deliver to the Trustee, for signature as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity, together with a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee. A Servicing Officer shall certify as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate the insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage except for the termination of such lien upon completion of the foreclosure.

      SECTION 3.15 Documents, Records and Funds in Possession of Servicer to be Held for the Trustee for the Benefit of the Certificateholders.

            Notwithstanding any other provisions of this Agreement, the Servicer shall transmit to the Trustee to the extent required by this Agreement all documents and instruments coming into the possession of the Servicer from time to time and shall account fully to the Trustee for the benefit of the Certificateholders for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. All Servicer Mortgage Files or Trustee Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, including but not limited to, any funds on deposit in the Custodial Account, shall be held by the Servicer for and on behalf of the Trustee for the benefit of the Certificateholders and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not create, incur or subject any Servicer Mortgage File or Trustee Mortgage File or any funds that are deposited in the Custodial Account or any Servicing or Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Servicer Mortgage File or Trustee Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement subject to the terms of this Agreement.

      SECTION 3.16 Servicing Compensation; Compensating Interest.

            As compensation for its activities hereunder, the Servicer shall be entitled to (a) retain from the Monthly Payments the Servicing Fee for each Mortgage Loan and (b) retain from the Custodial Account or withdraw from the Custodial Account the amounts specified in subclause (a) of Section 3.09 hereof as payable to it.

            Additional servicing compensation in the form of prepayment penalties, fees or premiums, assumption fees, modification fees, late payment charges or otherwise or any excess interest charges payable by the Mortgagor by virtue of any default or other non-compliance by the Mortgagor with the terms of the Mortgage or any other instrument or document executed in connection therewith or otherwise shall be retained by the Servicer to the extent not required to be deposited in the Custodial Account pursuant to Section 3.07 hereof. To the extent provided in this Agreement, the Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including the payment of premiums for Primary Mortgage Insurance Policies, to the extent such premiums are not required to be paid or have not been paid by the related Mortgagor or the related Sub-Servicer, payment of any premiums for hazard insurance, as required by Section 3.11 hereof and maintenance of the other forms of insurance coverage required by Section 3.11 hereof, the payment of servicing compensation to any Sub-Servicers pursuant to any Sub-Servicing Agreement and the payment of the expenses of the Trustee to the extent provided in Section 9.05), and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.09, 3.13, 4.01 and 5.03 hereof.

            Notwithstanding any other provision herein, the amount of servicing compensation that the Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. The Servicer shall, within one Business Day of each Distribution Date, remit to the Trustee the Compensating Interest due on such Distribution Date. In the event that more than one Loan Group is entitled to Compensating Interest and the amount of the aggregate Compensating Interest is less than interest that should have been remitted on Principal Prepayments in Full by Mortgagors during the related Due Period, such Compensating Interest shall be distributed pro rata among each Loan Group.

      SECTION 3.17 Reports to the Depositor; Account Statements.

            Within five Business Days following each Distribution Date, the Servicer shall deliver to the Trustee a statement setting forth the status of the Custodial Account, if any, as of the close of business on such Distribution Date showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account, if any, for each category of deposit specified in Section 3.07 hereof and each category of withdrawal specified in Section 3.09 hereof. The Servicer shall forward a copy of such statement to the Rating Agencies.

      SECTION 3.18 Annual Statement as to Compliance.

            The Servicer shall deliver to the Depositor and the Trustee on or before March 31 of each year, commencing March 31, 2001, an Officers' Certificate stating, as to each signer thereof, that (a) a review of the activities of the Servicer during the year ended on the preceding December 31 and of the performance of the Servicer under this Agreement has been made under such officer's supervision, (b) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof, (c) a Servicing Officer has conducted an examination of the activities of each Sub-Servicer during the immediately preceding year and its performance under any Sub-Servicing Agreement, and (d) to the best of such Servicing Officer's knowledge, based on such examination, each Sub-Servicer has performed and fulfilled its duties, responsibilities and obligations under such Sub-Servicing Agreement in all material respects throughout such year, or if there has been a default in the performance or fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof. The Servicer shall forward a copy of each such statement to the Rating Agencies.

      SECTION 3.19 Annual Independent Public Accountants' Servicing Report.

            On or before March 31 of each year, beginning with the first March 31 that occurs at least eleven months after the Cut-off Date, the Servicer, at its expense, shall cause a firm of independent public accountants that is a member of the American Institute of Certified Public Accountants to furnish a statement to the Depositor and the Trustee for the benefit of the Certificateholders to the effect that such firm has examined certain documents substantially similar to this Agreement and records relating to the servicing of mortgage loans serviced by the Servicer or any successor servicer that are substantially similar to the Mortgage Loans and that, on the basis of an examination conducted substantially in compliance with the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for Freddie Mac, such servicing has been conducted in compliance with such agreements except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for Freddie Mac requires it to report. In rendering such statement such firm may rely, as to matters relating to direct servicing of Mortgage Loans by Sub-Servicers, if any, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for Freddie Mac (rendered within one year of such statement) of independent public accounts with respect to the related Sub-Servicer. The Servicer shall forward a copy of each such report to the Rating Agencies.

      SECTION 3.20 Reports to Trustee.

            On or prior to each Determination Date, the Servicer shall cause to be delivered to the Trustee a monthly servicing report in electronic format containing the information necessary to enable the Trustee to make the distribution required by Section 4.02 and prepare the information set forth in
Section 4.04(a). The Trustee may conclusively rely on information provided by the Servicer and shall have no obligation to recompute, recalculate, or verify the accuracy of such information.

                                   ARTICLE IV

                  PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS

      SECTION 4.01 Certificate Account.

            The Trustee shall establish, prior to the Delivery Date, and shall maintain, in the name of the Trustee on behalf of the Holders of interests in the Trust Fund, the Certificate Account, which shall be an Eligible Account, into which the Trustee upon receipt from the Servicer shall deposit all payments remitted by the Servicer and any amounts required to be remitted by the Depositor pursuant to the terms hereof. All distributions to be made from time to time to Holders of interests in the Trust Fund out of funds in the Certificate Account shall be made by or on behalf of the Trustee. The Trustee will give notice to the Servicer, the Rating Agencies and the Depositor of the location of the Certificate Account and of any change thereof, prior to the use thereof. Funds held in the Certificate Account and delivered to the Trustee earlier than one Business Day prior to the next Distribution Date shall be invested by the Trustee in Eligible Investments as directed by the Servicer or shall remain uninvested. The Trustee shall cause each such Eligible Investment to be Delivered to it or its nominee (including a securities intermediary). All income and gain net of any losses realized from any such investment shall be for the benefit of the Servicer and shall be subject to withdrawal at the Servicer's direction from time to time. The amount of any losses net of any gains incurred by the Servicer in respect of any such investments shall be deposited in the Certificate Account out of the Servicer's own funds immediately as realized. Funds on deposit in the Certificate Account on the Business Day prior to the next Distribution Date shall be uninvested.

            The Trustee shall make, to the extent required or authorized hereunder, withdrawals from the Certificate Account for the following purposes:

                  (i) to withdraw any amount deposited in the Certificate Account and not required to be deposited therein;

                  (ii) to reimburse the Servicer for any unreimbursed Nonrecoverable Advance;

                  (iii) to make required distributions pursuant to Section 4.02; and

                  (iv) to pay to the Depositor or the Servicer any amount to which it is entitled pursuant to Section 7.03.

      SECTION 4.02 Distributions.

            (a) On each Distribution Date the Trustee shall distribute the following amounts from the Certificate Account, in the following order of priority, in each case to the extent of the Available Distribution Amount from the related Loan Group in the case of clause (y) and to the extent of the Available Distribution Amount for both Loan Groups in the case of clause (z):

      (y) from the Available Distribution Amount for the related Loan Group (or, in the case of Section 4.02(a)(y)(i)(Y), the other Loan Group) in the following order of priority:

                  (i) (X) to the holders of the Class A Certificates (other than Class A-P Certificates) or Class R Certificates the related Class A Interest Distribution Amount and the Class A Cumulative Interest Shortfall Amount or Class R Interest Distribution Amount, as applicable; provided that with respect to Loan Group 2 such amount shall be first paid to the holders of the Class R Certificates in respect of the Class R Interest Distribution Amount; and

                        (Y) if the aggregate Certificate Principal Balance of the Class 1 A or Class 2 A Certificates is greater than the aggregate Principal Balance of the Mortgage Loans in the related Loan Group (other than the related Discount Fraction of each Discount Mortgage Loan in the related Loan Group) and the Class M Certificates or Class B Certificates are still outstanding, in each case after giving effect to distributions to be made on such Distribution Date, to the Holders of such Class or Classes of Class 1 A or Class 2 A Certificates, an amount equal to one month's interest at a rate of 6.25% per annum in the case of Loan Group 1 and 7.00% per annum in the case of Loan Group 2 on the amount of the difference between the aggregate Certificate Principal Balance of such Class or Classes of Class 1 A or Class 2 A Certificates, as applicable, and the aggregate Principal Balance of the related Loan Group (other than the Discount Fraction of each Discount Mortgage Loan in such Loan Group), from the Available Distribution Amount for the other Loan Group, applied first to pay the Interest Distribution Amount on such Class or Classes of Class 1 A Certificates or Class 2 A Certificates to the extent not paid on such Distribution Date pursuant to Section 4.02(a)(y)(i)(X), and then to pay principal on such Class of Certificates in accordance with the priorities set forth in Section 4.02(b), until the Certificate Principal Balance of such Class 1 A Certificates or Class 2 A Certificates is equal to the aggregate Principal Balance of the Mortgage Loans in the related Loan Group (other than the related Discount Fraction of each Discount Mortgage Loan in the related Loan Group);

                  (ii) (X) to the Class 1 A-P Certificates and Class 2 A-P Certificates, the respective Class A-P Principal Distribution Amount, applied in reduction of the Certificate Principal Balances thereof;

                        (Y) to the Class A Certificates (other than Class A-P Certificates) related to such Loan Group (and, with respect to Loan Group 2, the Class R Certificates) until the Certificate Principal Balance of the Class A Certificates has been reduced to zero, in the priority set forth in Section 4.02(b), applied in reduction of the Certificate Principal Balances thereof, the sum of the following:

                        (A) the Senior Percentage for such Loan Group for such Distribution Date times the sum of the following:

                              (1) the principal portion of each Monthly Payment
            due during the related Due Period on each Outstanding Mortgage Loan in such Loan Group, whether or not received on or prior to the related Determination Date;

                              (2) the Principal Balance of any Mortgage Loan in
            such Loan Group repurchased during the related Prepayment Period pursuant to Section 2.01, 2.02, 2.03, 2.04 or 3.12 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan in such Loan Group pursuant to Section 2.01, 2.02, 2.03, 2.04 or 3.12 during the related Prepayment Period; and

                              (3) the principal portion of all other unscheduled
            collections (other than Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan in such Loan Group described in Section 4.02(a)(y)(ii)(B), including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Prepayment Period to the extent applied by the Servicer as recoveries of principal of the related Mortgage Loan in such Loan Group pursuant to Section 3.13;

                        (B) with respect to each Mortgage Loan in such Loan Group for which a Cash Liquidation or a REO Disposition occurred during the related Prepayment Period, an amount equal to the lesser of (a) the applicable Senior Percentage for such Distribution Date times the Principal Balance of such Mortgage Loan and (b) the applicable Senior Accelerated Prepayment Percentage for such Distribution Date and such Loan Group times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.13;

                        (C) the applicable Senior Accelerated Prepayment Percentage for such Distribution Date times the aggregate of all Principal Prepayments in Full and Curtailments received in respect of a such Loan Group during the related Prepayment Period;

                        (D) the product of (x) aggregate Certificate Principal Balances of the related Class A Certificates and, in the case of Loan Group 2, the aggregate Certificate Principal Balances of the Class R Certificates, as applicable, divided by the sum of (i) the aggregate Class A Certificate Principal Balance and (ii) the aggregate Certificate Principal Balances of the Class R Certificates and (y) any Excess Subordinate Principal Amount due to Realized Losses on the related Loan Group for such Distribution Date; and

                        (E) any amounts described in clauses (A), (B) and (C) of this Section 4.02(a)(y)(ii)(Y), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Class M Certificates or Class B Certificates; and

            (Z) to the Holders of the Class 1 A or Class 2 A Certificates, as applicable, amounts required to be distributed pursuant to Section 4.02(c).

                  (iii) to the Holders of the Class M-1 Certificates related to such Loan Group, the Interest Distribution Amount for such Class for such Distribution Date, plus any Cumulative Interest Shortfall Amount for such Class of Class M-1 remaining unpaid from any previous Distribution Date;

                  (iv) to the Holders of the Class M-1 Certificates (x) the related Class M-1 Principal Distribution Amount for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Loan Group for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause
      (x) of Section 4.02(a)(y)(vi) and Sections 4.02(a)(z)(ii), (iv), (vi),
      (vii) and (viii) are insufficient therefor, applied in reduction of the Certificate Principal Balance of such Certificates;

                  (v) to the Holders of the Class M-2 Certificates related to such Loan Group, the Interest Distribution Amount for such Class for such Distribution Date, plus any Cumulative Interest Shortfall Amount for such Class remaining unpaid from any previous Distribution Date;

                  (vi) to the Holders of each Class of Class M-2 Certificates
      (x) the related Class M-2 Principal Distribution Amount for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Loan Group for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(z)(ii), (iv), (vi),
      (vii) and (viii) are insufficient therefor, applied in reduction of the Certificate Principal Balance of such Certificates; and

      (z) the remaining Available Distribution Amounts with respect to both Loan Groups in the following order of priority:

                  (i) to the holders of the Class M-3 Certificates, the Class M-3 Interest Distribution Amount and the Class M-3 Cumulative Interest Shortfall Amount;

                  (ii) to the Holders of the Class M-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates and each Loan Group for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for each Loan Group for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(z)(iv), (vi), (vii) and (viii) are insufficient therefor, applied in reduction of the Certificate Principal Balance of such Certificates;

                  (iii) to the holders of the Class B-1 Certificates, the Class B-1 Interest Distribution Amount and the Class B-1 Cumulative Interest Shortfall Amount;

                  (iv) to the Holders of the Class B-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates and each Loan Group for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for each Loan Group for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(z)(vi), (vii) and (viii) are insufficient therefor, applied in reduction of the Certificate Principal Balance of such Certificates;

                  (v) to the holders of the Class B-2 Certificates, the Class B-2 Interest Distribution Amount and the Class B-2 Cumulative Interest Shortfall Amount;

                  (vi) to the Holders of the Class B-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates and each Loan Group for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for each Loan Group for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(z)(vii) and (viii) are insufficient therefor, applied in reduction of the Certificate Principal Balance of such Certificates;

                  (vii) to the holders of the Class B-3 Certificates, an amount equal to (x) the Class B-3 Interest Distribution Amount and the Class B-3 Cumulative Interest Shortfall Amount, minus (y) the amount of any Class A-P Collection Shortfalls for each Loan Group for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Section 4.02(a)(z)(viii) are insufficient therefor, applied in reduction of the Certificate Principal Balance of such Certificates;

                  (viii) to the Holders of the Class B-3 Certificates, an amount equal to the (x) Subordinate Principal Distribution Amount for such Class of Certificates and each Loan Group for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates; and

                  (ix) to the Class R-1 Certificates, the balance, if any, of the Available Distribution Amounts.

            (b) Distributions of principal on the Class 2 A Certificates and Class R Certificates on each Distribution Date occurring prior to the Credit Support Depletion Date will be made:

                  (i) first, to each Class of Class R Certificates, on a pro rata basis, until the Certificate Principal Balances thereof are reduced to zero, and

                  (ii) second, to the Class 2 A Certificates until the Certificate Principal Balance thereof has been reduced to zero.

            (c) Prior to the occurrence of the Credit Support Depletion Date but after the reduction of the Certificate Principal Balances of either of the Class 1 A Certificates or Class 2 A Certificates to zero, the other such Class of Certificates will be entitled to receive, in addition to any Mortgagor Prepayments related to such Certificates' respective Loan Group, 100% of the Mortgagor Prepayments on the Mortgage Loans in the other Loan Group, in reduction of the Certificate Principal Balances thereof, on any Distribution Date unless (i) the Aggregate Subordinate Percentage is at least two times the initial Aggregate Subordinate Percentage and (ii) the outstanding Principal Balance of the Mortgage Loans in both Loan Groups delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Class M and Class B Certificates, is less than 50%. In addition, on any Distribution Date prior to the Credit Support Depletion Date on which the aggregate Certificate Principal Balance of the Class 1 A Certificates or Class 2 A Certificates, as applicable, is greater than the aggregate Principal Balance of the Mortgage Loans in the related Loan Group (other than the related Discount Fraction of each Discount Mortgage Loan in the related Loan Group), in each case after giving effect to distributions to be made on such Distribution Date, 100% of the Mortgagor Prepayments allocable to the Class M and Class B Certificates on the Mortgage Loans in the other Loan Group will be distributed to such Class or Classes of Class 1 A Certificates or Class 2 A Certificates, as applicable, and in reduction of the Certificate Principal Balances thereof, until the aggregate Certificate Principal Balance of such Class or Classes of Certificates is equal to or less than the aggregate Principal Balance of the Mortgage Loans in the related Loan Group (other than the related Discount Fraction of each Discount Mortgage Loan in the related Loan Group.

            (d) On or after the Credit Support Depletion Date, an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of Discount Mortgage Loans will be distributed to the related Class A-P Certificates.

            (e) The Trustee shall be responsible for the calculations with respect to distributions from the Certificate Account so long as the Trust Fund has not been terminated in accordance with this Agreement. All distributions made to Certificateholders of any Class on such Distribution Date will be made to the Certificateholders of the respective Class of record on the immediately preceding Record Date, except for the final distribution, which shall be made as provided in the form of Certificate. All distributions made to the Certificateholders shall be based upon the Percentage Interest represented by their respective Certificates. If on any Determination Date, the Trustee determines that there are no Mortgage Loans outstanding and no other funds or assets in the Trust Fund other than the funds in the Certificate Account, the Trustee shall promptly send the final distribution notice to each Certificateholder specifying the manner in which the final distribution will be made.

            (f) Any Certificateholder shall be entitled to receive distributions hereunder on a Distribution Date (other than as provided in Section 10.02 respecting the final distribution) by wire transfer to the account specified in writing by the Certificateholder to the Trustee if the Initial Certificate Principal Balance evidenced by such Holder's Certificate is at least equal to $2,500,000 or the Percentage Interest thereof is 100%; provided, however, that any distribution in respect of any Certificate that is held by the Seller or the Servicer (regardless of Initial Certificate Balance) shall be paid by wire transfer if the Seller or Servicer, as applicable, has provided to the Trustee, in writing, the account for such wire transfer. In each case, the account must be specified in writing at least five Business Days prior to the Record Date for the Distribution Date on which wire transfers will commence. All other distributions shall be made by check payable to the Certificateholder mailed by first class mail to the address of such Certificateholder reflected in the Certificate Register.

            (g) On each Distribution Date the Trustee shall be deemed to withdraw from the Certificate Account (other than the amounts pursuant to clause
(A) and (B) below), which the Trustee shall withdraw and remit as provided therein) and remit:

      (A) an amount equal to the Available Distribution Amount for Loan Group 1 and pay such amount in the following order of priority:

                  (i) to the holders of the Class Y-1 and Class Z-1 interests, the Class Y-1 and Class Z-1 Interest Distribution Amounts respectively and the Class Y-1 and Class Z-1 Cumulative Interest Shortfall Amounts respectively; provided that if the Available Distribution Amount is insufficient to make the full distributions of interest referred to in this clause, the Available Distribution Amount shall be distributed to the Class Y-1 and Class Z-1 interests pro rata based on such full amounts allocable to such Classes;

                  (ii) to the Class Y-1 and Class Z-1 interests, the Class Y-1 Principal Distribution Amount and the Class Z-1 Principal Distribution Amount, respectively; and

                  (iii) to the Class R-1 Certificates, the balance, if any, of the Available Distribution Amount for Loan Group 1.

      (B) an amount equal to the Available Distribution Amount for Loan Group 2 and pay such amount in the following order of priority:

                  (i) to the holders of the Class Y-2 and Class Z-2 interests, the Class Y-2 and Class Z-2 Interest Distribution Amounts respectively and the Class Y-2 and Class Z-2 Cumulative Interest Shortfall Amounts respectively; provided that if the Available Distribution Amount is insufficient to make the full distributions of interest referred to in this clause, the Available Distribution Amount shall be distributed to the Class Y-2 and Class Z-2 interests pro rata based on such full amounts allocable to such Classes;

                  (ii) to the Class Y-2 and Class Z-2 interests, the Class Y-2 Principal Distribution Amount and the Class Z-2 Principal Distribution Amount, respectively; and

                  (iii) to the Class R-1 Certificates, the balance, if any, of the Available Distribution Amount for Loan Group 2.

      SECTION 4.03 Allocation of Realized Losses.

            Prior to each Distribution Date, based on the information provided by the Servicer in its monthly report, the Trustee shall determine the total of Realized Losses, if any, incurred with respect to the Mortgage Loans in each Loan Group during the previous Prepayment Period. On each Distribution Date, Realized Losses will be allocated after the distribution of principal and interest on such Distribution Date; provided, however, that if the Certificate Principal Balance of any Class of Certificates would be reduced to zero as a result of Realized Losses to be allocated on such Distribution Date if no funds were available for distributions on the Certificates, then Realized Losses will be allocated to such Class prior to the distribution of principal and interest. In every case, such Realized Losses shall be allocated (i) first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; (ii) second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; (iii) third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; (iv) fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and (v) fifth, the remaining Realized Losses: (a) for Loan Group 1, first, to the Class 1 M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero, second, to the Class 1 M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero, third, to the Class 2 M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero, fourth, to the Class 2 M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero, and fifth, to the Class 1 A-P Certificates in an amount equal to the Discount Fraction of such Realized Loss if such Realized Loss was on a Discount Mortgage Loan, and the remainder to the Class 1 A Certificates; and (b) for Loan Group 2, first, to the Class 2 M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero, second, to the Class 2 M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero, third, to the Class 1 M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero, fourth, to the Class 1 M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero, and fifth, to the Class 2 A-P Certificates in an amount equal to the Discount Fraction of such Realized Loss if such Realized Loss was on a Discount Mortgage Loan, and the remainder to the Class 2 A Certificates; provided that on the Distribution Date on which the Certificate Principal Balance of the Class M-3 Certificates is reduced to zero, the Realized Losses not allocated to such Class will be allocated on a pro rata basis between the Class 1 M-2 Certificates and Class 2 M-2 Certificates in accordance with the respective amounts of Realized Losses for each Loan Group allocated to the Certificates on such Distribution Date.

            Realized Losses shall be allocated to the Class Y and Class Z interests as follows:

                  (i) Realized Losses on Group 1 Loans shall be allocated, first, to the Class Y-1 interest to the extent of the Class Y-1 Principal Reduction Amount in reduction of the Certificate Principal Balance of such interest and, second, the remainder, if any, of such Realized

      Losses shall be allocated to the Class Z-1 interest in reduction of the Certificate Principal Balance thereof;

                  (ii) Realized Losses on Group 2 Loans shall be allocated, first, to the Class Y-2 interest to the extent of the Class Y-2 Principal Reduction Amount in reduction of the Certificate Principal Balance of such interest and, second, the remainder, if any, of such Realized Losses shall be allocated to the Class Z-2 interest in reduction of the Certificate Principal Balance thereof.

            Except as provided in the following sentence, any allocation of the principal portion of Realized Losses to a Class of Certificates (or a Class of Class Y or Class Z interests) shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses to the Class B Certificates or, after the Certificate Principal Balances of the Class B Certificates have been reduced to zero, to the Class M-3 Certificates shall be made by operation of the definition of "Certificate Principal Balance." Allocations of the interest portions of Realized Losses shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

      SECTION 4.04 Monthly Statements to Certificateholders.

            (a) Not later than each Distribution Date, the Trustee shall prepare and the Trustee shall cause to be forwarded by mail to each Certificateholder, the Servicer, the Depositor, Bloomberg, and the Rating Agencies a statement setting forth the following information as to each Class of Certificates to the extent applicable

                  (i) the amount of such distribution representing principal, separately identifying (1) the aggregate amount of any Mortgagor Prepayments included therein, (2) the portion of such distribution, if any, representing a Monthly Advance of principal, (3) the aggregate Certificate Principal Balance of each Class of Certificates, and (4) each Senior Percentage, Class M Percentage and Class B Percentage after giving effect to such distributions, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

                  (ii) the amount of such distribution representing interest and the portion of such distribution, if any, representing a Monthly Advance of interest;

                  (iii) the aggregate Principal Balances of the Mortgage Loans as of the close of business on such Distribution Date and the amount of Principal Prepayments and the aggregate Principal Balances of the Mortgage Loans repurchased by the Seller during the immediately preceding Prepayment Periods;

                  (iv) the Servicing Fees retained by the Servicer;

                  (v) the amount of Monthly Advances paid by the Servicer;

                  (vi) the number and aggregate principal amounts of Mortgage Loans (A) delinquent (1) one month, (2) two months, (3) three months or more and (B) in foreclosure and (C) in bankruptcy;

                  (vii) the book value (within the meaning of 12 C.F.R.ss.571.13 or comparable provision) of any REO Property;

                  (viii) the respective amounts, if any, of Realized Losses allocated to the respective Classes of Certificates with respect to such Distribution Date;

                  (ix) all Monthly Advances recovered during the related Due Period and the extent of Monthly Advances remaining unreimbursed;

                  (x) the amount of any tax imposed on a "prohibited transaction" of the Trust Fund as defined in Section 860F of the Code during the related Due Period;

                  (xi) the amount of any reduction in Certificate Principal Balance, Cumulative Interest Shortfall Amount or Interest Distribution Amount for any Class attributable to the application of Realized Losses thereto on such Distribution Date;

                  (xii) the Senior Accelerated Prepayment Percentage and the Senior Percentage applicable to such distribution;

                  (xiii) the Subordinate Pass-Through Rate applicable for such Distribution Date;

                  (xiv) the related Subordinate Principal Distribution Amount, if applicable;

                  (xv) the aggregate principal balance of all Mortgage Loans which are the subject of substitution or purchase by the Seller pursuant to Section 2.01. 2.02. 2.03, 2.04 or 3.12, during the month of such Distribution Date, together with the number of such Mortgage Loans removed and the amount of any resulting shortage deposited into the Custodial Account by the Seller or Servicer in such month;

                  (xvi) the Cumulative Interest Shortfall Amount for each Class, as applicable; and

                  (xvii) cumulative Realized Losses since the Delivery Date and for the three year period commencing on the Delivery Date.

            (b) Upon reasonable advance notice in writing, if required by federal regulation, the Trustee will provide to each Certificateholder that is a savings association, bank or insurance company certain reports and access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the Office of Thrift Supervision or other regulatory authorities with respect to investment in the Certificates and the Servicer shall cooperate with the Trustee in providing such information; provided, however, that the Trustee shall be entitled to be reimbursed by each such Certificateholder for the Trustee's actual expenses incurred in providing such reports and access. The Trustee will provide to any Certificateholder upon request the outstanding Certificate Principal Balances as of the date requested and, if then known by the Trustee, the outstanding Certificate Principal Balances after giving effect to any distribution to be made on the next following Distribution Date.

            (c) Upon the written request of any Certificateholder, the Trustee, as soon as reasonably practicable, shall provide the Certificateholder with such information as has been provided by


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the Depositor to the Trustee, for purposes of satisfying applicable information reporting requirements under Rule 144A.

      SECTION 4.05 Prepayment Interest Shortfalls and Relief Act Shortfalls.

            Prepayment Interest Shortfalls resulting in any Loan Group from a Principal Prepayment of a Mortgage Loan during any Prepayment Period and Relief Act Shortfalls occurring during the related Interest Accrual Period will be applied on the related Distribution Date to reduce the Interest Distribution Amount of (a) the Class 1 A, Class 1 M-1 and Class 1 M-2 Certificates in the case of Loan Group 1, and (b) the Class 2 A, Class 2-M-1 and Class 2 M-2 Certificates in the case of Loan Group 2 in proportion to the related Senior Percentage, Class M-1 Percentage or Class M-2 Percentage for such Distribution Date of such shortfalls. The remainder of such shortfalls will be allocated to reduce the Interest Distribution Amount for the Class M-3 and Class B Certificates, pro rata among such Class M-3 and Class B Certificates according to their respective aggregate Certificate Principal Balances immediately prior to such Distribution Date. Prepayment Interest Shortfalls resulting from a Principal Prepayment of a Mortgage Loan during any Prepayment Period and Relief Act Shortfalls will be applied to the Class Y and Class Z interests in the same manner as Realized Losses are applied.

                                    ARTICLE V

                                    ADVANCES

      SECTION 5.01 Monthly Advances by the Servicer.

            Subject to the conditions of this Article V, the Servicer, as required below, shall make a Monthly Advance to the Certificate Account, in the amount, if any, of the aggregate Monthly Payments less Prepayment Interest Shortfalls and Relief Act Shortfalls, after adjustment of the interest portion of each such Monthly Payment to the Net Mortgage Rate, on the Mortgage Loans that were due on the Due Date but that were not received and remitted to the Certificate Account on or prior to the Servicer Advance Date. The Servicer shall be obligated to make any such Monthly Advance only to the extent that such advance, in the good faith judgment of the Servicer, will not be a Nonrecoverable Advance.

            On the Determination Date immediately preceding the related Distribution Date, the Servicer shall determine whether and to what extent any Mortgagor has failed to make any Monthly Payment due on the Due Date and whether such deficiencies, if advanced by the Servicer, would be a Nonrecoverable Advance. If the Servicer shall have determined that it is not obligated to make the entire Monthly Advance because all or a lesser portion of such Monthly Advance would not be recoverable by the Servicer from related Insurance Proceeds or Liquidation Proceeds (net of Liquidation Expenses), the Servicer shall deliver to the Trustee, not less than two Business Days prior to the related Distribution Date, for the benefit of the Certificateholders, a certificate of a Servicing Officer setting forth the reasons for such determination.

            In lieu of making all or a portion of any Monthly Advance, the Servicer may cause to be made an appropriate entry in its records relating to the Custodial Account that funds in such account, including but not limited to any amounts received in respect of scheduled principal and interest on any Mortgage due after the related Due Period, in excess of the Available Distribution Amount (less the amount of such Monthly Advance) for the related Distribution Date have been used by the Servicer in discharge of its obligation to make any such Monthly Advance. Any funds so applied shall be replaced by the Servicer by deposit, in the manner set forth above, in the Custodial Account no later than the Servicer Advance Date to the extent that funds in the Custodial Account on such date are less than the amounts required to be distributed on the related Distribution Date. The Servicer shall be entitled to be reimbursed from the Custodial Account and the Certificate Account for all Monthly Advances of its own funds made pursuant to this Section as provided in Section 3.09 and 4.01.

      SECTION 5.02 Advances for Attorneys' Fees.

            The Servicer shall make advances from time to time for attorneys' fees and court costs incurred, or which reasonably can be expected to be incurred, for the foreclosure of any Mortgage Loan or for any transaction in which the Trustee for the benefit of the Certificateholders is expected to receive a deed-in-lieu of foreclosure, unless the Servicer has made a good faith determination that such advances would be Nonrecoverable Advances. If the Servicer shall make a good faith determination that such advances would not be so recoverable, the Servicer shall promptly deliver to the Trustee a Certificate of a Servicing Officer setting forth the reasons for such determination. The Servicer shall be entitled to reimbursement for any such advance as provided in
Section 3.09 hereof.

      SECTION 5.03 Nonrecoverable Advances.

            The determination by the Servicer that it has made a Nonrecoverable Advance shall be evidenced by a certificate of a Servicing Officer promptly delivered to the Trustee setting forth the reasons for such determination. Following the Trustee's receipt of such certificate, the Servicer shall be entitled to reimbursement for such Nonrecoverable Advance as provided in Section
3.09 and 4.01 hereof.

      SECTION 5.04 Advance Procedures.

            (a) If, on any Determination Date, the Servicer determines to make a Monthly Advance in accordance with Section 5.01, it shall make such Monthly Advance on or before noon, New York time, on the Business Day prior to the related Distribution Date (the "Servicer Advance Date"). The Servicer shall notify the Trustee of the aggregate amount of Monthly Advances for a Distribution Date on or before three Business Days prior to such Distribution Date. Any such Monthly Advance shall be included with the distribution on the related Distribution Date pursuant to Section 4.02.

            (b) In the event that the Servicer fails to make a Monthly Advance required to be made pursuant to Section 5.01 on or before the close of business, on the Servicer Advance Date, the Trustee shall on or before 12 noon, New York time on the next Business Day provide notice to the Servicer, by telephone and by writing (which may be by telecopy) of such failure and the amount of such failure and that continuance of such failure for a period of one Business Day thereafter will be an Event of Default.

                                   ARTICLE VI

                                THE CERTIFICATES

      SECTION 6.01 The Certificates.

            The Certificates shall be in substantially the forms set forth in Exhibits A, B, C and D hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement or as may in the reasonable judgment of the Trustee or the Depositor be necessary, appropriate or convenient to comply, or facilitate compliance, with applicable laws, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which any of the Certificates may be listed, or as may, consistently herewith, be determined by the officers executing such Certificates, as evidenced by their execution thereof.

            The definitive Certificates shall be printed, typewritten, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which any of the Certificates may be listed, all as determined by the officers executing such Certificates, as evidenced by their execution thereof.

            Each Class of Class A and Class M Certificates will be in fully-registered form only in minimum denominations of $25,000 Certificate Principal Balance and integral multiples of $1 in excess thereof. The Class B Certificates will be in fully-registered form only in minimum denominations of $100,000 Certificate Principal Balance and integral multiples of $1 in excess thereof. Each Class of the Class R Certificates will be in minimum denominations of 20% percentage interest. Each Class of the Class Y and Class Z interests will be uncertificated.

            The Certificates shall be executed by manual or facsimile signature on behalf of the Trust Fund by the Trustee by a Responsible Officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trust Fund, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication executed by the Trustee by manual signature, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

      SECTION 6.02 Registration of Transfer and Exchange of Certificates.

            (a) The Trustee shall maintain, or cause to be maintained, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates in like aggregate interest and of the same Class.

            (b) At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations and the same aggregate interest in the Trust Fund and of the same Class, upon surrender of the Certificates to be exchanged at the office or agency of the Trustee in the City of New York where Certificates may be surrendered for registration of transfer or exchange. The Trustee will give prompt written notice to Certificateholders of any change in the location of the any such office or agency. The Trustee initially designates First Chicago Trust Company of New York, located at 14 Wall Street, New York, New York, for such purpose. The Certificate Register will be kept in Chicago, Illinois at the offices of the Trustee located at the Corporate Trust Office and may be kept in an electronic form capable of printing out a hard copy of the Certificate Register. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.

            (c) No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

            (d) All Certificates surrendered for registration of transfer and exchange shall be canceled and subsequently destroyed by the Trustee in accordance with the Trustee's customary procedures.

            (e) No transfer of any Class B Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification, either (i)(A) the Trustee shall require, in order to assure compliance with such laws, that the Certificateholder's prospective transferee and the Certificateholder desiring to effect the transfer each certify to the Trustee in writing in the forms set forth in Exhibit H-1 and Exhibit H-2, respectively, the facts surrounding the transfer and (B) the Depositor or the Trustee may require an Opinion of Counsel reasonably satisfactory to the requesting party that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be required to be an expense of the Depositor or the Trustee or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee and the Depositor with an investment letter substantially in the form of Exhibit I attached hereto (or such other form as the Depositor in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee or the Depositor, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the 1933 Act provided by Rule 144A.. Neither the Depositor nor the Trustee is obligated to register or qualify any Class B Certificate under the 1933 Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of such Certificate or interest without registration or qualification. Any such Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt, or is not made in accordance with federal and state laws.

            (f) No transfer of a Class M, Class B or Class R Certificate shall be made to any employee benefit or other plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code, to a trustee or other person acting on behalf of any such plan, or to any other person using "plan assets" to effect such acquisition, unless the prospective transferee of a Certificateholder desiring to transfer its Certificate provides the Trustee and the Depositor with a certification to the effect set forth in paragraph six of Exhibit H-1, which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Class M Certificate or Class B Certificate, the following conditions are satisfied: (i) such transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company"). Notwithstanding the foregoing, a certification will not be required with respect to the transfer of any Class M Certificate to DTC, or for any subsequent transfer of any interest in a Class M Certificate for so long as such Certificate is a Book-Entry Certificate (each such Class M Certificate, a "Book-Entry Class M Certificate"). Any transferee of a Book-Entry Class M Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such transferee is not a Plan Investor or (b) such transferee is a Complying Insurance Company. If any Class M Certificate (or any interest therein) is acquired or held in violation of the provisions of the preceding clause (b) of this Section 6.02(f), then the last preceding transferee that either (i) is not a Plan Investor or (ii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificateholder thereof retroactive to the date of such transfer of such Class M Certificate. Any purported Certificateholder whose acquisition or holding of any Book-Entry Class M Certificate (or interest therein) was effected in violation of the restrictions in this Section 6.02(f) shall indemnify and hold harmless the Depositor, the Trustee, the Seller, the Servicer, and the REMIC Trust from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding. The Trustee shall be under no liability to any Person for making any payments due on any Certificate to such preceding transferee that is not a Plan Investor or a Complying Insurance Company).

            (g) Additional restrictions on transfers of the Class R Certificates to Disqualified Organizations are set forth below:

                  (i) Each Person who has or who acquires any ownership interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such ownership interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause
      (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any ownership interest in a Class R Certificate are expressly subject to the following provisions:

                        (A) Each Person holding or acquiring any ownership interest in a Class R Certificate shall be other than a Disqualified Organization and shall promptly notify the Trustee of any change or impending change in its status as other than a Disqualified Organization.

                        (B) In connection with any proposed transfer of any ownership interest in a Class R Certificate to a U.S. Person, the Trustee shall require delivery to it, and shall not register the transfer of a Class R Certificate until its receipt of (1) an affidavit and agreement (a "Transferee Affidavit and Agreement" attached hereto as Exhibit J) from the proposed transferee, in form and substance satisfactory to the Servicer, representing and warranting, among other things, that it is not a non-U.S. Person, that such transferee is other than a Disqualified Organization, that it is not acquiring its ownership interest in a Class R Certificate that is the subject of the proposed transfer as a nominee, trustee or agent for any Person who is not other than a Disqualified Organization, that for so long as it retains its ownership interest in a Class R Certificate, it will endeavor to remain other than a Disqualified Organization, and that it has reviewed the provisions of this Section 6.02(g) and agrees to be bound by them, and (2) a certificate, attached hereto as Exhibit K, from the Holder wishing to transfer a Class R Certificate, in form and substance satisfactory to the Servicer, representing and warranting, among other things, that no purpose of the proposed transfer is to allow such Holder to impede the assessment or collection of tax.

                        (C) Notwithstanding the delivery of a Transferee Affidavit and Agreement by a proposed transferee under clause (B) above, if the Trustee has actual knowledge that the proposed transferee is not other than a Disqualified Organization, no transfer of an ownership interest in a Class R Certificate to such proposed transferee shall be effected.

                        (D) Each Person holding or acquiring any ownership interest in a Class R Certificate agrees, by holding or acquiring such ownership interest, (1) to require a Transferee Affidavit and Agreement from the other Person to whom such Person attempts to transfer its ownership interest and to provide a certificate to the Trustee in the form attached hereto as Exhibit K, and (2) to obtain the express written consent of the Servicer prior to any transfer of such ownership interest, which consent may be withheld in the Servicer's sole discretion.

                  (ii) The Trustee shall register the transfer of any Class R Certificate only if it shall have received the Transferee Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit J and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration.

                  (iii) (A) If any Disqualified Organization shall become a Holder of a Class R Certificate, then the last preceding Holder that was other than a Disqualified Organization shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such transfer of such Class R Certificate. If any non-U.S. Person shall become a Holder of a Class R Certificate, then the last preceding Holder that is a U.S. Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of the transfer to such non-U.S. Person of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Holder that was other than a Disqualified Organization shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Class R Certificate that is in fact not permitted by this Section 6.02(g) or for making any payments due on such Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement.

                        (B) If any purported transferee of a Class R Certificate shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 6.02(g) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause
(iii)(A) above shall be invalid, illegal or unenforceable, then the Servicer shall have the right, without notice to the preceding Holder or any prior Holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Servicer on such terms as the Servicer may choose. Such purported transferee shall promptly endorse and deliver a Class R Certificate in accordance with the instructions of the Servicer. Such purchaser may be the Servicer itself or any affiliate of the Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Servicer or its affiliates), expenses and taxes due, if any, shall be remitted by the Servicer to such purported transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Servicer, and the Servicer shall not be liable to any Person having an ownership interest or a purported ownership interest in a Class R Certificate as a result of its exercise of such discretion.

                  (iv) The Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information reasonably available to it that is necessary to compute any tax imposed
      (A) as a result of the transfer of an ownership interest in a Class R Certificate to any Person who is not other than a Disqualified Organization, including the information regarding "excess inclusions" of such Residual Certificate required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulation Sections 1.860E-2(a)(5) or 1.860D-1(b)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organizations described in Section 1381 of the Code having as among its record holders at any time any Person who is not other than a Disqualified Organization. Reasonable compensation for providing such information may be required by the Servicer from such Person.

                  (v) The provisions of this Section 6.02(g) set forth prior to this Section (v) may be modified, added to or eliminated by the Servicer, provided that there shall have been delivered to the Trustee the following:

                        (A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current rating of the Certificates; and

                        (B) a certificate of the Servicer stating that the Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Servicer, to the effect that such modification, addition to or elimination of such provisions will not cause either Trust REMIC to cease to qualify as a REMIC and will not create a risk that (i) either Trust REMIC may be subject to an entity-level tax caused by the transfer of a Class R Certificate to a Person which is not other than a Disqualified Organization or (2) a Certificateholder or another Person will be subject to a REMIC-related tax caused by the transfer of applicable Class R Certificate to a Person which is not other than a Disqualified Organization.

                  (vi) The following legend shall appear on each Class R
      Certificate:

            ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAXES IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND
            (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE

            CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

            (h) The Trustee shall have no liability to the Trust Fund arising from a transfer of any such Certificate in reliance upon a certification, ruling or Opinion of Counsel described in this Section 6.02; provided, however, that the Trustee shall not register the transfer of any Class R Certificate if it has actual knowledge that the proposed transferee does not meet the qualifications of a permitted Holder of a Class R Certificate as set forth in this Section 6.02.

      SECTION 6.03 Mutilated, Destroyed, Lost or Stolen Certificates.

            If (a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Servicer and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and interest in the Trust Fund. In connection with the issuance of any new Certificate under this Section 6.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section 6.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

      SECTION 6.04 Persons Deemed Owners.

            Prior to due presentation of a Certificate for registration of transfer, the Servicer, the Trustee, and any agent of the Servicer or the Trustee may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Servicer, the Trustee nor any agent of the Servicer or the Trustee shall be affected by any notice to the contrary.

      SECTION 6.05 Access to List of Certificateholders' Names and Addresses.

            (a) If three or more Certificateholders (i) request in writing from the Trustee a list of the names and addresses of Certificateholders, (ii) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and
(iii) provide a copy of the communication which such Certificateholders propose to transmit, then the Trustee shall, within ten Business Days after the receipt of such request, afford such Certificateholders access during normal business hours to a current list of the Certificateholders. The expense of providing any such information requested by a Certificateholder shall be borne by the Certificateholders requesting such information and shall not be borne by the Trustee. Every Certificateholder, by receiving and holding a Certificate, agrees that the Trustee shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

            (b) The Servicer, so long as it is the Servicer hereunder, shall have unlimited access to a list of the names and addresses of the Certificateholders which list shall be provided by the Trustee promptly upon the request of the Servicer.

      SECTION 6.06 Maintenance of Office or Agency.

            The Trustee will maintain or cause to be maintained at its expense an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. The Trustee initially designates the office described in Section 9.11 as its office for such purpose. The Trustee will give prompt written notice to the Certificateholders of any change in the location of any such office or agency.

      SECTION 6.07 Book-Entry Certificates.

            Notwithstanding the foregoing, each class of the Class A and Class M Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates, to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Depositor. Such Class A and Class M Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of DTC, as the initial Clearing Agency, and no Beneficial Holder will receive a definitive certificate representing such Beneficial Holder's interest in the Certificates, except as provided in Section 6.09. Unless and until definitive, fully registered Certificates ("Definitive Certificates") have been issued to the Beneficial Holders pursuant to Section 6.09:

            (a) the provisions of this Section 6.07 shall be in full force and effect with respect to such Class A and Class M Certificates;

            (b) the Depositor and the Trustee may deal with the Clearing Agency for all purposes with respect to such Class A and Class M Certificates (including the making of distributions on such Certificates) as the sole Holder of such Certificates;

            (c) to the extent that the provisions of this Section 6.07 conflict with any other provisions of this Agreement, the provisions of this Section 6.07 shall control; and

            (d) the rights of the Beneficial Holders of such Class A and Class M Certificates shall be exercised only through the Clearing Agency and the Participants and shall be limited to those established by law and agreements between such Beneficial Holders and the Clearing Agency and/or the Participants. Pursuant to the Depository Agreement, unless and until Definitive Certificates are issued pursuant to Section 6.09, the initial Clearing Agency will make book-entry transfers among the Participants and receive and transmit distributions of principal and interest on the related Certificates to such Participants.

            For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of each Class of such Class A and Class M Certificates evidencing a specified percentage of the aggregate unpaid principal amount of such Certificates, such direction or consent may be given by the Clearing Agency at the direction of Beneficial Holders owning such Certificates evidencing the requisite percentage of principal amount of such Certificates. The Clearing Agency may take conflicting actions with respect to each Class of such Class A and Class M Certificates to the extent that such actions are taken on behalf of the Beneficial Holders.

      SECTION 6.08 Notices to Clearing Agency.

            Whenever notice or other communication to the Holders of each Class of Class A and Class M Certificates is required under this Agreement, unless and until Definitive Certificates shall have been issued to the related Certificateholders pursuant to Section 6.09, the Trustee shall give all such notices and communications specified herein to be given to Holders of each Class of the Class A and Class M Certificates to the Clearing Agency which shall give such notices and communications to the related Participants in accordance with its applicable rules, regulations and procedures.

      SECTION 6.09 Definitive Certificates.

            If (a) the Depositor advises the Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities under the Depository Agreement with respect to the Certificates and the Trustee or the Depositor is unable to locate a qualified successor, (b) the Depositor, at its option, advises the Trustee in writing that it elects to terminate the book-entry system with respect to any or all of the Class A or Class M Certificates through the Clearing Agency or (c) after the occurrence of an Event of Default, Holders of each Class of Class A and Class M Certificates evidencing not less than 66-2/3% of the aggregate Certificate Principal Balance of such Class of the Class A and Class M Certificates advise the Trustee in writing that the continuation of a book-entry system with respect to the such Certificates through the Clearing Agency is no longer in the best interests of the Holders of such Certificates with respect to such Class of the Class A and Class M Certificates, the Trustee shall notify all Holders of such Certificates of the occurrence of any such event and the availability of Definitive Certificates. Upon surrender to the Trustee of the such Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trustee shall authenticate and deliver the Definitive Certificates. Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates, and the Trustee shall recognize the Holders of Definitive Certificates as Certificateholders hereunder.

                                   ARTICLE VII

                     THE DEPOSITOR, SELLER AND THE SERVICER

      SECTION 7.01 Liabilities of the Depositor, Seller and the Servicer.

            The Depositor, Seller and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

            It is understood and agreed that the obligation under this Agreement of the Seller or the Servicer to repurchase or substitute any Mortgage Loan as to which any breach of representation or warranty made in Section 2.01, 2.02,
2.03 or 2.04 of this Agreement or in Section 2 of the Mortgage Loan Purchase Agreement has occurred and is continuing shall constitute the sole and exclusive remedy respecting such breach available to the Depositor, the Certificateholders or the Trustee on their behalf so long as the Seller repurchases or substitutes any such Mortgage Loan and such Certificateholders shall not be entitled to any consequential damages.

            Without limiting the effect of the preceding paragraph, the Servicer shall defend and indemnify the Trust Fund, the Trustee, the Depositor, the Certificate Registrar, the Seller and the Certificateholders against any and all costs, expenses, losses, damages, claims or liabilities, including reasonable fees and expenses of counsel and expenses of litigation, arising from third party claims or actions (including penalties or fees imposed by any governmental or regulatory body or agency) in respect of any breach of the Servicer's covenants, representations or warranties set forth herein or in respect of any action taken or omitted by the Servicer with respect to any Mortgage Loan constituting a failure by the Servicer to perform its obligations under this Agreement. This indemnity shall survive any Event of Default (but a Servicer's obligations under this Section 7.01 shall not relate to any actions of any predecessor or subsequent Servicer after an Event of Default) and any payment of the amount owing under, or any repurchase by the Servicer of, any such Mortgage Loan.

            Without limiting the effect of the second preceding paragraph, the Seller shall defend and indemnify the Trust Fund, the Trustee, the Depositor, the Certificate Registrar, the Servicer and the Certificateholders against any and all costs, expenses, losses, damages, claims or liabilities, including reasonable fees and expenses of counsel and expenses of litigation, arising from third party claims or actions (including penalties or fees imposed by any governmental or regulatory body or agency) in respect of any breach of the Seller's covenants, representations or warranties set forth herein or in respect of any action taken or omitted by the Seller with respect to any Mortgage Loan constituting a failure by the Seller to perform its obligations under this Agreement. This indemnity shall survive any payment of the amount owing under, or any repurchase by the Seller of, any such Mortgage Loan.

            Any amounts received by the Trustee from the Seller or Servicer on behalf of the Trust Fund pursuant to this Article VII shall be deposited in the Certificate Account and shall be distributed as part of the Available Distribution Amount. If either the Seller or the Servicer has made any indemnity payments to the Trustee pursuant to this Article VII and the Trustee thereafter collects any of such amounts from others, the Trustee will repay such amounts collected to the Seller or Servicer, as applicable, together with any interest collected thereon.

      SECTION 7.02 Merger or Consolidation of the Depositor, the Seller or the Servicer.

            Subject to the next succeeding paragraph, the Depositor, the Seller and the Servicer will each do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights and franchises (charter and statutory) and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            Any of the Seller, the Servicer or the Depositor may merge or consolidate with any Person, and any Person into which the Seller, the Servicer or the Depositor may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Seller or the Servicer shall be a party, or any Person succeeding to the business of the Seller, Servicer or the Depositor, shall be the successor of the Seller, the Servicer or the Depositor, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of, Fannie Mae or Freddie Mac.

            Notwithstanding anything else in this Section 7.02 or in Section
7.04 hereof to the contrary, the Servicer may assign its rights and delegate its duties and obligations under this Agreement (except for the obligation of the Servicer or Seller to effectuate repurchases or substitutions of Mortgage Loans hereunder, including pursuant to Section 2.01, 2.02 or 2.04 hereof, which shall remain with Washington Mutual hereunder); provided, however, that the Servicer gives the Depositor and the Trustee notice of such assignment; and provided further, that such purchaser or transferee accepting such assignment and delegation shall be an institution that is a Fannie Mae and Freddie Mac approved seller/servicer in good standing, which has a net worth of at least $15,000,000, and which is willing to service the Mortgage Loans and executes and delivers to the Depositor and the Trustee an agreement accepting such delegation and assignment, which contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. In the case of any such assignment and delegation, the Servicer shall be released from its obligations under this Agreement (except as provided above), except that the Servicer shall remain liable for all liabilities and obligations incurred by it as Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the preceding sentence.

      SECTION 7.03 Limitation on Liability of the Depositor, the Servicer and Others.

            Neither the Depositor nor the Servicer nor any of the directors, officers, employees or agents of the Depositor or the Servicer shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or the Servicer against any breach of representations or warranties made by it herein or protect the Depositor or the Servicer or any such person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to their respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that either the Depositor or the Servicer may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder.

      SECTION 7.04 Servicer Not to Resign.

            The Servicer shall not resign from the obligations and duties imposed upon it hereunder except upon determination that such obligations and duties hereunder are no longer permissible under applicable law or except in connection with a permitted assignment pursuant to Section 7.02. Any such determination that the Servicer's obligations are no longer permissible shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. The Servicer shall give notice of any proposed resignation to the Trustee, the Certificateholders and the Rating Agencies. No such resignation by the Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Servicer's responsibilities and obligations in accordance with
Section 8.02 hereof or shall affect any obligation of the Seller hereunder.

      SECTION 7.05 Errors and Omissions Insurance; Fidelity Bonds.

            The Servicer shall, for so long as it acts as servicer under this Agreement, obtain and maintain in force (a) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder, and (b) a fidelity bond in respect of its officers, employees and agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of Fannie Mae or Freddie Mac for persons performing servicing for mortgage loans purchased by Fannie Mae or Freddie Mac. In the event that any such policy or bond ceases to be in effect, the Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer, meeting the requirements set forth above as of the date of such replacement.

      SECTION 7.06 Seller and Servicer May Own Certificates.

            Each of the Seller and the Servicer in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Seller or the Servicer, as the case may be.

                                  ARTICLE VIII

                                     DEFAULT

      SECTION 8.01 Events of Default.

            "Event of Default", wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (a) any failure by the Servicer to remit to the Trustee any payment other than a Monthly Advance required to be made by the Servicer under the terms of this Agreement, which failure shall continue unremedied for a period of three Business Days after the date upon which written notice of such failure shall have been given to the Servicer by the Trustee or the Depositor or to the Servicer and the Trustee by the Holders of Certificates having not less than 25% of the Voting Rights evidenced by the Certificates; or

            (b) any failure by the Servicer to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer contained in this Agreement (except as set forth in (c) below) which failure (i) materially affects the rights of the Certificateholders and (ii) shall continue unremedied for a period of 60 days after the date on which written notice of such failure shall have been given to the Servicer by the Trustee or the Depositor, or to the Servicer and the Trustee by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates; or

            (c) if a representation or warranty set forth in Section 2.03 hereof shall prove to be materially incorrect as of the time made in any respect that materially and adversely affects interests of the Certificateholders, and the circumstances or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured, or the affected Mortgage Loan shall not have been substituted for or repurchased, within 60 days (or, is such breach is not capable of being cured within 60 days and is not subject to the remedies set forth in Section 2.04 and provided that the Servicer believes in good faith that such breach can be cured and is diligently pursuing the cure thereof, within 120 days) after the date on which written notice thereof shall have been given to the Servicer and Seller by the Trustee for the benefit of the Certificateholders or by the Depositor; or

            (d) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

            (e) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or all or substantially all of the property of the Servicer; or

            (f) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

            (g) either Rating Agency shall lower or withdraw the outstanding rating of the Certificates because the existing or prospective financial condition or mortgage loan servicing capability of the Servicer is insufficient to maintain such outstanding rating; or

            (h) any failure of the Servicer to make any Monthly Advance in the manner and at the time required to be made from its own funds pursuant to this Agreement and after receipt of notice from the Trustee pursuant to Section 5.04, which failure continues unremedied after the close of business on the Business Day immediately preceding the Distribution Date.

            If an Event of Default due to the actions or inaction of the Servicer described in clauses (a) through (g) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee shall, if so directed by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates, by notice in writing to the Servicer (with a copy to the Rating Agencies), terminate all of the rights and obligations of the Servicer under this Agreement (other than rights to reimbursement for Monthly Advances or other advances previously made, as provided in Section 3.09 or 4.01).

            If an Event of Default described in clause (h) shall occur, the Trustee shall, prior to the next Distribution Date, terminate the rights and obligations of the Servicer hereunder (other than rights to reimbursement for Monthly Advances or other advances previously made, as provided in Section 3.09 or 4.01) and succeed to the rights and obligations of the Servicer hereunder pursuant to Section 8.02, including the obligation to make Monthly Advances on such Distribution Date pursuant to the terms hereof.

      SECTION 8.02 Trustee to Act; Appointment of Successor.

            On and after the time the Servicer receives a notice of termination pursuant to Section 8.01 hereof or resigns pursuant to Section 7.04 hereof, subject to the provisions of Section 3.06 hereof, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and with respect to the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, provided that neither the Trustee nor any other successor to the Servicer pursuant to this Section 8.02 shall be deemed to have made any representation or warranty made by the Servicer, shall be obligated to effect any repurchase or substitute of any Mortgage Loan, or shall have any responsibility for an act or omission of any predecessor Servicer. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans that the Servicer would have been entitled to charge to the related Custodial Account if the Servicer had continued to act hereunder (except that the terminated Servicer shall retain the right to be reimbursed for advances (including, without limitation, Monthly Advances) theretofore made by the Servicer with respect to which it would be entitled to be reimbursed if it had not been so terminated as Servicer). Notwithstanding the foregoing, if the Trustee has become the successor to the Servicer in accordance with this Section 8.02, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act (exclusive of the obligations with respect to Monthly Advances), appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution, the appointment of which does not adversely affect the then current rating of the Certificates, as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer. Pending appointment of a successor to the

Servicer hereunder, the Trustee, unless the Trustee is prohibited by law from so acting, shall act in such capacity as provided herein. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

            The Servicer that has been terminated shall, at the request of the Trustee but at the expense of such Servicer, deliver to the assuming party all documents and records relating to each Sub-Servicing Agreement and the related Mortgage Loans and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Sub-Servicing Agreement to the assuming party.

            The Servicer shall cooperate with the Trustee and any successor servicer in effecting the termination of the Servicer's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or thereafter received with respect to the Mortgage Loans and the Servicer Mortgage Files.

            Neither the Trustee nor any other successor servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (a) the failure of the Servicer to (i) deliver, or any delay in delivering, cash, documents or records to it, (ii) cooperate as required by this Agreement, or
(iii) deliver the Servicer Mortgage Files to the Trustee as required by this Agreement, or (b) restrictions imposed by any regulatory authority having jurisdiction over the Servicer.

            Any successor to the Servicer as servicer shall during the term of its service as servicer maintain in force the policy or policies that the Servicer is required to maintain pursuant to Section 7.05 hereof. No termination of the Servicer shall have any affect on the obligations of the Seller hereunder.

      SECTION 8.03 Notification to Certificateholders.

            (a) Upon any termination or appointment of a successor to the Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register and to the Rating Agencies.

            (b) Within 2 Business Days after its notice of the occurrence of any Event of Default, the Trustee shall transmit by mail to all Certificateholders and the Rating Agencies notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

      SECTION 8.04 Waiver of Events of Default.

            The Holders representing at least 66-2/3% of the Voting Rights of Certificates affected by a default or Event of Default hereunder may waive any default or Event of Default, provided, however, that (a) a default or Event of Default under clause (a) or (h) of Section 8.01 may be waived only by Holders of Certificates of 66-2/3 of the Class affected by such default or Event of Default and (b) no waiver pursuant to this Section 8.04 shall affect the Holders of Certificates in the manner set forth in Section 11.01(b)(i), (ii) or (iii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights of Certificates affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                   ARTICLE IX

                             CONCERNING THE TRUSTEE

      SECTION 9.01 Duties of Trustee.

            The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default that may have occurred, undertakes with respect to the Trust Fund to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred and remains uncured and not waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. Any permissive right of the Trustee set forth in this Agreement shall not be construed as a duty.

            The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall have no duty to recompute, recalculate or verify the accuracy of any resolution, certificate, statement, opinion, report, document, order or other instrument so furnished to the Trustee.

            No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct, its negligent failure to perform its obligations in compliance with this Agreement, or any liability which would be imposed by reason of its willful misfeasance or bad faith; provided, however, that:

            (a) prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default that may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be personally liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it reasonably believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

            (b) the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless the Trustee was negligent or acted in bad faith or with willful misfeasance;

            (c) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

            (d) no provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            Except with respect to an Event of Default described in clause (a) of Section 8.01, the Trustee shall not be deemed to have knowledge of any Event of Default or event which, with notice or lapse of time, or both, would become an Event of Default, unless a Responsible Officer of the Trustee shall have received written notice thereof from the Servicer, the Depositor or a Certificateholder, or a Responsible Officer of the Trustee has actual notice thereof, and in the absence of such notice no provision hereof requiring the taking of any action or the assumption of any duties or responsibility by the Trustee following the occurrence of any Event of Default or event which, with notice or lapse of time or both, would become an Event of Default, shall be effective as to the Trustee.

            The Trustee shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan hereunder; provided, however, that the Trustee shall use its best efforts to remit to the Servicer, upon receipt, any such complaint, claim, demand, notice or other document (i) which is delivered to the Corporate Trust Office of the Trustee, (ii) of which a Responsible Officer has actual knowledge, and (iii) which contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property.

      SECTION 9.02 Certain Matters Affecting the Trustee.

            (a) Except as otherwise provided in Section 9.01:

                  (i) the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of Servicing Officers, auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii) the Trustee may consult with counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                  (iii) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

                  (iv) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (v) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default that may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action; the reasonable expense of every such investigation shall be paid by the Servicer in the event that such investigation relates to an Event of Default by the Servicer, if an Event of Default by the Servicer shall have occurred and is continuing, and otherwise by the Certificateholders requesting the investigation;

                  (vi) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through affiliates, agents or attorneys;

                  (vii) the Trustee shall not be required to expend its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such liability is not assured to it; and

                  (viii) the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement.

            (b) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

      SECTION 9.03 Trustee Not Liable for Certificates or Mortgage Loans.

            The recitals contained herein shall be taken as the statements of the Depositor or the Servicer, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement, the Certificates or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Depositor, the Seller or the Servicer of any funds paid to the Depositor, the Seller or the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account by the Depositor, the Seller or the Servicer.

      SECTION 9.04 Trustee May Own Certificates.

            The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates and may transact business with the other parties with the same rights as it would have if it were not the Trustee.

      SECTION 9.05 Trustee's Compensation and Expenses.

            As compensation for its services hereunder, the Trustee shall be entitled to the Trustee Float. In the event that the Servicer fails to remit amounts that it is required to remit to the Certificate Account hereunder on the Business Day prior to each Distribution Date hereunder, it shall pay to the Trustee, from its own funds, an amount equal to the Trustee Float with respect to such Distribution Date, as certified in writing by the Trustee to the Servicer and agreed to by the Servicer. The Servicer shall also pay, from its own funds, the Trustee any additional amounts as may be agreed upon between the Trustee and the Servicer from time to time. Any payment hereunder made by the Servicer to the Trustee, other than any amount to be paid from the Certificate Account pursuant to this Section 9.05, shall be paid from the Servicer's own funds, without reimbursement from the Trust Fund therefor.

            The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Servicer and held harmless against any loss, liability or expense (a) incurred in connection with any legal action relating to this Agreement or the Certificates, or the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trustee's duties hereunder or by reason of reckless disregard of the Trustee's obligations and duties hereunder and (b) resulting from the exercise of any power of attorney granted by the Trustee in accordance with this Agreement. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder.

      SECTION 9.06 Eligibility Requirements for Trustee.

            The Trustee hereunder shall at all times be a corporation or association having its principal office in a state and city acceptable to the Depositor and the Servicer and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having ratings on its long-term debt obligations at the time of such appointment in at least the third highest rating category by both Moody's and Duff and Phelps or such lower ratings as will not cause Moody's or Duff and Phelps to lower their then-current ratings of the Class A Certificates, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 9.06, the Trustee shall resign immediately in the manner and with the effect specified in Section
9.07 hereof.

      SECTION 9.07 Resignation and Removal of Trustee.

            The Trustee may at any time resign and be discharged from the trusts hereby created by (a) giving written notice of resignation to the Depositor, the Seller and the Servicer and by mailing notice of resignation by first class mail, postage prepaid, to the Certificateholders at their addresses appearing on the Certificate Register, and to the Rating Agencies, not less than 60 days before the date specified in such notice when, subject to Section 9.08, such resignation is to take effect, and (b) acceptance by a successor trustee in accordance with Section 9.08 meeting the qualifications set forth in Section
9.06. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

            If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.06 hereof and shall fail to resign after written request thereto by the Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation or if the Trustee breaches any of its obligations or representations hereunder, then the Depositor, with the consent of the Servicer, may remove the Trustee and, with the consent of the Servicer, appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee and one copy to the successor trustee. The Trustee may also be removed at any time by the Holders of Certificates evidencing not less than 50% of the Voting Rights evidenced by the Certificates. Notice of any removal of the Trustee and acceptance of appointment by the successor trustee shall be given to the Rating Agencies by the Servicer.

            Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 9.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 9.08 hereof.

      SECTION 9.08 Successor Trustee.

            If the Trustee resigns pursuant to Section 9.07, the Depositor, with the consent of the Servicer, shall appoint a successor trustee that satisfies the requirements of Section 9.06. Any successor trustee appointed as provided in
Section 9.07 hereof shall execute, acknowledge and deliver to the Depositor and the Servicer and to its predecessor trustee an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The Depositor and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

            No successor trustee shall accept appointment as provided in this
Section 9.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 9.06 hereof and shall not adversely affect the then current rating of the Certificates.

            Upon acceptance of appointment by a successor trustee as provided in this Section 9.08, the Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Servicer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

      SECTION 9.09 Merger or Consolidation of Trustee.

            Any Person into which the Trustee may be merged or converted or with which it may be consolidated or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such Person shall be eligible under the provisions of Section 9.06 hereof without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

      SECTION 9.10 Appointment of Co-Trustee or Separate Trustee.

            Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the applicable Certificateholders, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 9.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within fifteen days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 9.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 9.08.

            Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

            (a) all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for any obligation of the Trustee under this Agreement to advance funds on behalf of the Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to the Servicer), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

            (b) no trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

            (c) the Servicer and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer and the Depositor.

            Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

      SECTION 9.11 Office of the Trustee.

            The office of the Trustee for purposes of receipt of notices and demands is the Corporate Trust Office.

      SECTION 9.12 Tax Returns, 1934 Act Reporting, Other Data.

            (a) The Servicer, upon request, will furnish the Trustee with all such information in the possession of the Servicer as may be reasonably required in connection with the preparation by the Trustee of all tax and information returns of the Trust Fund, and the Trustee shall sign such returns. The Servicer shall indemnify the Trustee for all reasonable costs, including legal fees, related to errors in such tax returns due to errors in information provided by the Servicer.

            (b) The Trustee shall prepare all reports on behalf of the Trust Fund, including, but not limited to, all Forms 8-K, Forms 10-K and, when applicable, a Form 15 that are required under the 1934 Act. The Trustee shall continue to file all Forms 8-K and Forms 10-K with respect to the Trust Fund until directed by the Depositor in writing to discontinue such filings

            (c) The Trustee will provide all information to Bloomberg that is necessary to have the information regarding the Certificates and the transaction posted on Bloomberg and the Trustee will provide Bloomberg with all necessary information (including information regarding the Mortgage Loans) for Bloomberg to update information necessary regarding the Certificates and the transaction on Bloomberg.

                                    ARTICLE X

                                   TERMINATION

      SECTION 10.01 Termination upon Liquidation or Repurchase of all Mortgage Loans.

            The obligations and responsibilities of the Servicer, the Seller, the Depositor and the Trustee created hereby with respect to the Trust Fund created hereby shall terminate upon the earlier of:

            (a) the repurchase by the Servicer at its election, of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund, which repurchase right the Servicer may exercise at its sole and exclusive election as of any Distribution Date (such applicable Distribution Date being herein referred to as the "Optional Termination Date") on or after the date on which the aggregate Principal Balance of the Mortgage Loans at the time of the repurchase is less than or equal to 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date; and

            (b) the later of (i) twelve months after the maturity of the last Mortgage Loan remaining in the Trust Fund, (ii) the liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (iii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement.

In no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Mr. Joseph P. Kennedy, former Ambassador of the United States to Great Britain, living on the date of execution of this Agreement.

            The Mortgage Loan Repurchase Price for any such Optional Termination of the Trust Fund shall be equal to the aggregate Principal Balance of the Mortgage Loans as of the date of repurchase, together with accrued and unpaid interest thereon from the date to which such interest was paid or advanced at the sum of the applicable Net Mortgage Rate with respect to each Mortgage Loan through the last day of the month of such repurchase, plus any sums on account of such Mortgage Loan that have been advanced by the Servicer and are reimbursable to the Servicer hereunder (including the Principal Balance of each Mortgage Loan that was secured by any REO Property); provided, however, that if the Servicer shall so choose, the Servicer may remit the Mortgage Loan Repurchase Price net of advances that would otherwise be reimbursable to the Servicer and the Servicer would have no further entitlement to reimbursement for such advances. The Trustee shall give notice to the Rating Agencies of the Servicer's election to purchase the Mortgage Loans pursuant to this Section
10.01 and of the Optional Termination Date.

      SECTION 10.02 Procedure Upon Optional or Other Final Termination.

            (a) In case of any Optional Termination pursuant to Section 10.01, the Servicer shall, at least twenty days prior to the date notice is to be mailed to the affected Certificateholders notify the Trustee of such Optional Termination Date and of the applicable repurchase price of the Mortgage Loans to be repurchased.

            (b) Any repurchase of the Mortgage Loans by the Servicer shall be made on an Optional Termination Date by deposit of the applicable repurchase price into the Certificate Account, as applicable, before the Distribution Date on which such repurchase is effected. Upon receipt by the Trustee of an Officers' Certificate of the Servicer certifying as to the deposit of such repurchase price into the Certificate Account, the Servicer shall prepare and the Trustee and each co-trustee and separate trustee, if any, then acting as such under this Agreement, shall, upon request and at the expense of the Servicer execute and deliver all such instruments of transfer or assignment, in each case without recourse, as shall be necessary, to vest title in the Servicer in the Mortgage Loans so repurchased and shall transfer or deliver to the Servicer the repurchased Mortgage Loans. Any distributions on the Mortgage Loans received by the Trustee subsequent to (or with respect to any period subsequent to) the Optional Termination Date shall be promptly remitted by it to the Servicer.

            (c) Notice of the Distribution Date on which the Servicer anticipates that the final distribution shall be made (whether upon Optional Termination or otherwise), shall be given promptly by the Servicer to the Trustee and by the Trustee by first class mail to Holders of the affected Certificates. Such notice shall be mailed no earlier than the 15th day and not later than the 10th day preceding the Optional Termination Date or date of final distribution, as the case may be. Such notice shall specify (i) the Distribution Date upon which final distribution on the affected Certificates will be made upon presentation and surrender of such Certificates at the office or agency therein designated, (ii) the amount of such final distribution and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, such distribution being made only upon presentation and surrender of such Certificates at the office or agency maintained for such purposes (the address of which shall be set forth in such notice).

            (d) In the event that any Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining such Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject to the Trust Fund.

      SECTION 10.03 Additional Termination Requirements.

            (a) In the event the Servicer exercises its purchase option pursuant to Section 10.01, each Trust REMIC shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure of the Trust REMICs to comply with the requirements of this Section will not (i) result in the imposition of taxes on a "prohibited transaction" of the Trust REMICs, as described in Section 860F of the Code, or (ii) cause the Trust REMICs to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                        (A) within 90 days prior to the final Distribution Date set forth in the notice given by the Servicer under Section 10.02, the Holder of the Class R-1 and Class R-2 Certificates shall adopt a plan of complete liquidation of the Trust REMICs and specify the first day of the applicable 90-day liquidation period in a statement attached to the Trust Fund's final tax return pursuant to Treasury Regulations Section 1.860F-1, and satisfy (or cause to be satisfied) all of the requirements of a qualified liquidation under the REMIC Provisions; and

                        (B) at or after the time of adoption of any such plan of complete liquidation for the Trust REMICs at or prior to the final Distribution Date, the Trustee shall sell all of the assets of the Trust Fund to the Servicer for cash; provided, however, that in the event that a calendar quarter ends after the time of adoption of such a plan of complete liquidation but prior to the final Distribution Date, the Trustee shall not sell any of the assets of the Trust Fund prior to the close of that calendar quarter.

            (b) By its acceptance of a Class R-1 and Class R-2 Certificate, the Holders thereof hereby agree to adopt such a plan of complete liquidation and to take such other action in connection therewith as may be reasonably required to liquidate and otherwise terminate the Trust REMICs.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

      SECTION 11.01 Amendment.

            (a) This Agreement may be amended from time to time by the Depositor, the Servicer, the Seller and the Trustee without the consent of any of the Certificateholders,

                  (i) to cure any ambiguity,

                  (ii) to correct or supplement any provisions herein that may be inconsistent with any other provisions herein,

                  (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust REMICs as REMICs at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect the status of the Trust REMICs as REMICs or adversely affect in any material respect the interests of any Certificateholder,

                  (iv) to make any other provisions with respect to matters or questions arising under this Agreement that are not materially inconsistent with the provisions of this Agreement, provided that such action shall not adversely affect in any material respect the interests of any Certificateholder or cause an Adverse REMIC Event, or

                  (v) To add appropriate restrictions and legends to any of the Class A or Class M Certificates that are no longer registered under the 1933 Act.

            (b) This Agreement may be amended from time to time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates evidencing, in the aggregate, not less than 66-2/3% of the Voting Rights of all the Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of the Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on or with respect to Mortgage Loans are required to be distributed with respect to any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than as set forth in (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class, (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment without the consent of 100% of the Holders of Certificates of the Class affected thereby, (iv) change the percentage of the Principal Balance of the Mortgage Loans specified in Section 10.01(a) relating to optional termination of the Trust Fund without the consent of 100% of the Holders of Certificates, (v) modify the provisions of this Section 11.01 amendment without the consent of 100% of the Holders of Certificates, or (vi) terminate this Agreement or the Trust Fund created hereunder other than as provided in Article X hereof without the consent of 100% of the Holders of Certificates.

            It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

            (c) Promptly after the execution of any amendment to this Agreement, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and the Rating Agencies.

            (d) Prior to the execution of any amendment to this Agreement, the Trustee shall receive an Opinion of Counsel that any such amendment is authorized by and permitted hereunder and that it will not cause an Adverse REMIC Event.

      SECTION 11.02 Recordation of Agreement; Counterparts.

            (a) This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere. Such recordation, if any, shall be effected by the Servicer at its expense on direction of the Trustee, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders of the Trust Fund.

            (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      SECTION 11.03 Governing Law.

            THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      SECTION 11.04 Intention of Parties.

            (a) It is the express intent of the Depositor, the Seller, the Servicer and the Trustee that the conveyance by the Seller to the Depositor pursuant to the Mortgage Loan Purchase Agreement and the conveyance by the Depositor to the Trustee and by the Seller to the Trustee as provided for in
Section 2.01 of each of the Seller's and Depositor's right, title and interest in and to the Mortgage Loans be, and be construed as, an absolute sale and assignment by the Seller to the Depositor and by the Depositor to the Trustee of the Mortgage Loans for the benefit of the Certificateholders. Further, it is not intended that either conveyance be deemed to be a pledge of the Mortgage by the Seller to the Depositor or by the Depositor to the Trustee to secure a debt or other obligation. However, in the event that the Mortgage Loans are held to be property of the Seller or the Depositor, or if for any reason the Mortgage Loan Purchase Agreement or this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (i) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (ii) the conveyances provided for in Section
2.01 shall be deemed to be a grant by the Seller and the Depositor to the Trustee on behalf of the Certificateholders, to secure payment in full of the Secured Obligations (as defined below), of a security interest in all of the Seller's and the Depositor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the Mortgage Loans, including the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, and all accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of the Trust Fund, arising from or relating to (A) the Mortgage Loans, including with respect to each Mortgage Loan, the Mortgage Note and related Mortgage, and all other documents in the related Mortgage Files, and including any Replacement Mortgage Loans; (B) pool insurance policies, hazard insurance policies and any bankruptcy bond relating to the foregoing, if applicable; (C) the Certificate Account; (D) the Custodial Account; (E) all amounts payable after the Cut-off Date to the holders of the Mortgage Loans in accordance with the terms thereof; (F) all income, payments, proceeds and products of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account, whether in the form of cash, instruments, securities or other property; and (G) all cash and non-cash proceeds of any of the foregoing;
(iii) the possession or control by the Trustee or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, documents, advices of credit, letters of credit, goods, certificated securities or chattel paper shall be deemed to be possession or control by the secured party, or possession or control by a purchaser, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305 or 9-115 thereof); and (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, the Trustee, as applicable, for the purpose of perfecting such security interest under applicable law. "Secured Obligations" means (i) the rights of each Certificateholder to be paid any amount owed to it under this Agreement, (ii) all other obligations of the Seller and the Depositor under this Agreement and the Mortgage Loan Purchase Agreement and (iii) the right of the Certificateholders to the Mortgage Loans.

            (b) The Seller and the Depositor, and, at the Depositor's direction, the Servicer and the Trustee, shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other Trust Fund property described above, such security interest would be deemed to be a perfected security interest of first priority as applicable. The Servicer shall file, at its expense, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans, including without limitation (i) continuation statements, (ii) such other statements as may be occasioned by any transfer of any interest of the Servicer or the Depositor in any Mortgage Loan; and filings necessary as a result in any change in the UCC.

      SECTION 11.05 Notices.

            In addition to other notices provided under this Agreement, the Trustee shall notify the Rating Agencies in writing: (a) of any substitution of any Mortgage Loan; (b) of the final payment of any amounts owing to a Class of Certificates; (c) any Event of Default under this Agreement; and (d) in the event any Mortgage Loan is repurchased in accordance with this Agreement.

            All directions, demands and notices hereunder shall be in writing (except where also required to be given telephonically) and shall be deemed to have been duly given when received (i) in the case of the Depositor, Credit Suisse First Boston Mortgage Securities Corp., 11 Madison Avenue, New York, New York 10010, Attention: President; (ii) in the case of the Trustee, Bank One, National Association, 1 Bank One Plaza, Suite IL1-0126, Chicago, Illinois 60670-0126, Attention: Global trust Services or such other address as may hereafter be furnished to the Depositor, the Seller and the Servicer in writing by the Trustee; (iv) in the case of the Seller or Servicer, Washington Mutual Bank, FA, 540 E. Main Street, Stockton, California 95290, Attention: Jess G. Almanza and to 9451 Corbin Avenue, Northridge, California 91324, Attention:
Gabriel V. Barroso (with a copy to 9200 Oakdale Avenue, Chatsworth, California 91311, Attention: Fay L. Chapman, General Counsel); and (iv) in the case of the Rating Agencies, Moody's Investors Service, 99 Church Street, New York, New York 10007, Attention: Mortgage-Backed Securities Rating Group and Duff & Phelps Credit Rating Co. 17 State Street, New York, New York 10004, Attention: Mortgage Backed Securities Ratings Group. Notices given by telecopy shall be deemed received when request is confirmed by telephone. Notices of default are also required to be given by registered mail. Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid.

      SECTION 11.06 Severability of Provisions.

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

      SECTION 11.07 Limitation on Rights of Certificateholders.

            The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the Trust Fund, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as provided herein, and unless the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby shall have given its written consent, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.07, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

      SECTION 11.08 Certificates Nonassessable and Fully Paid.

            It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

            IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized all as of the th day of December, 1999.

                                            CREDIT SUISSE FIRST BOSTON MORTGAGE
                                             SECURITIES CORP., as Depositor

                                            By:    _____________________________
                                                   Name:  Kari A. Skilbred
                                                   Title: Vice President


                                            WASHINGTON MUTUAL BANK, FA,
                                             as Seller and Servicer

                                            By:    _____________________________
                                                   Name:
                                                   Title: Vice President


                                            BANK ONE, NATIONAL ASSOCIATION,
                                             not in its individual capacity,
                                             but solely as Trustee

                                            By:    _____________________________
                                                   Name:
                                                   Title: Vice President

STATE OF ILLINOIS )
                  : ss.:
COUNTY OF [    ]  )

            On this __th day of December, 1999, before me, personally appeared [ ], known to me to be a Vice President of Bank One, National Association, the national association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national association, and acknowledged to me that such national association executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                            ____________________________________
                                            Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK     )
                      : ss.:
COUNTY OF NEW YORK    )

            On the __th day of December 1999, before me, personally appeared Kari A. Skilbred, known to me to be a Vice President of Credit Suisse First Boston Mortgage Securities Corp., one of the corporations that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                            ____________________________________
                                            Notary Public

[NOTARIAL SEAL]

STATE OF WASHINGTON   )
                      :  ss.:
COUNTY OF [  ]        )

            On the __th day of December, 1999, before me, a Notary Public in and for said State, personally appeared [ ], known to me to be a the [ ] of Washington Mutual Bank, FA, the federally chartered savings association, that executed the within instrument and also known to me to be the person who executed it on behalf of said bank, and acknowledged to me that such bank executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                            ____________________________________
                                            Notary Public

[NOTARIAL SEAL]

                                    EXHIBIT A

                           FORM OF CLASS A CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., WASHINGTON MUTUAL BANK, FA OR THE TRUSTEE REFERRED TO BELOW, OR OF ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS DECEMBER 23, 1999. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT ___% CPR (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $___ OF OID PER $1,000 OF INITIAL NOTIONAL AMOUNT, THE YIELD TO MATURITY IS _________% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $0.__ PER $1,000 OF INITIAL NOTIONAL AMOUNT, COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

            WASHINGTON MUTUAL BANK, FA. MORTGAGE-BACKED PASS-THROUGH
                                   CERTIFICATE

               SERIES 1999-WM2, CLASS [1 A] [1 A-P] [2 A] [2 A-P]

Evidencing an undivided interest in a Trust Fund whose assets consist of a pool of fixed-rate mortgage loans secured by first liens on one- to four-family residential real properties and certain other property held in trust transferred by

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

CUSIP______                             $_______         INITIAL AGGREGATE CLASS
                                                         CLASS [1 A] [1 A-P]
                                                         [2 A] [2 A-P]
                                                         CERTIFICATE PRINCIPAL
                                                         BALANCE

Certificate No. [1 A] [1 A-P][2         $_______         INITIAL CERTIFICATE
A] [2 A-P]-___                                           PRINCIPAL BALANCE OF
                                                         THIS CERTIFICATE

First Distribution Date:                                 Scheduled Final
January 19, 2000                                         Distribution Date:
                                                         November 19, 2014

            THIS CERTIFIES THAT CEDE & CO. is the registered owner of a beneficial interest in the Trust Fund referred to below consisting of a pool of fixed-rate mortgage loans secured by first liens on one- to four-family residential real properties (the "Mortgage Loans") and certain other property held in trust transferred to the Trust Fund by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"), and certain related property. The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1999 (the "Agreement"), among the Depositor, Bank One, National Association, as trustee (the "Trustee", which term includes any successor entity under the Agreement) and Washington Mutual Bank, FA., as seller and servicer, a summary of certain of the pertinent provisions of which is set forth herein. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            This Certificate is one of a duly authorized issue of certificates by Credit Suisse First Boston Mortgage Securities Corp. designated as the Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 1999-WM2 (the "Certificates"), which is comprised of the following fourteen
Classes: Class 1 A, Class 1 A-P, Class 2 A, Class 2 A-P, Class 1 M-1, Class 1 M-2, Class 2 M-1, Class 2 M-2, Class M-3, Class B-1, Class B-2 Class B-3, Class R-1 and Class R-2. Reference is hereby made to the Agreement for a statement of the respective rights thereunder of the Depositor and the Trustee and the Holders of the Certificates and the terms upon which the Certificates are authenticated and delivered. This Certificate represents an interest in the Trust Fund, which Trust Fund consists of, among other things, (i) the Mortgage Loans and all distributions thereon payable after the Cut-off Date, net of certain amounts in accordance with the provisions of the Agreement, (ii) REO Property, (iii) the Certificate Account and the Custodial Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, net of any investment earnings thereon, (iv) the interest of the Trust Fund in any insurance policies with respect to the Mortgage Loans, (v) the rights of the Depositor assigned to the Trustee pursuant to Section 2.01 of the Agreement, and (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

            This Class A Certificate represents a Percentage Interest equal to the Initial Certificate Principal Balance of this Certificate divided by the Initial Certificate Principal Balance of the Class [1 A] [1 A-P][2 A] [2 A-P] Certificates, both as set forth above.

            The Trustee shall distribute from the Certificate Account, to the extent of available funds, on the 19th day of each month (each, a "Distribution Date"), or if such day is not a Business Day, the next succeeding Business Day, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (each, a "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any required to be distributed to the Class [1 A] [1 A-P][2 A] [2 A-P] Certificates on such Distribution Date.

            Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made to Certificateholders.

            Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Holder hereof entitled thereto at the address appearing in the Certificate Register or, if such Holder holds one or more of this Class of Certificates with an aggregate initial Certificate Principal Balance of at least $2,500,000 or all of the Certificates of this Class, by wire transfer in immediately available funds to the account of such Certificateholder designated in writing to the Trustee at least five Business Days prior to the applicable Record Date. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such final distribution and only upon presentation and surrender of this Certificate at the office or agency designated in such notice.

            The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Seller, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 66-2/3% of the Voting Rights of all the Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on Mortgage Loans are required to be distributed in respect of any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than in (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class, (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment, without the consent of 100% of the Holders of Certificates of the Class affected thereby, (iv) change the percentage of the Principal Balance of the Mortgage Loans specified in Section 10.01(a) of the Agreement relating to optional termination of the Trust Fund without the consent of 100% of the Holders of Certificates, (v) modify the provisions of Section 11.01 of the Agreement without the consent of 100% of the Holders of Certificates, or
(vi) terminate the Agreement or the Trust Fund created hereunder other than as provided in Article X of the Agreement without the consent of 100% of the Holders of Certificates. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Depositor, the Servicer, the Seller and the Trustee to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates. At any time that any of the Class of Certificates are outstanding, 99% of all Voting Rights will be allocated to the Holders of the Certificates (other than the Class R Certificates), in proportion to their then outstanding Certificate Principal Balances and 0.5% of all Voting

Rights will be allocated to the Holders of the Class R-1 Certificates and 0.5% of all Voting Rights will be allocated to the Holders of the Class R-2 Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee designated therefor, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferee or transferees.

            The Class [1 A] [1 A-P][2 A] [2 A-P] Certificates will be issued in fully registered form in minimum denominations of $25,000 Certificate Principal Balance and in integral multiples of $1 in excess of such amount. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized denominations evidencing a like aggregate Certificate Principal Balance, as requested by the Holder surrendering the same.

            No service charge will be made for such registrations of transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Trustee and any agent of the Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent thereof shall be affected by notice to the contrary.

            The obligations and responsibilities of the Servicer, the Seller, Depositor and the Trustee created by the Agreement will terminate upon the earlier of (a) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates, or (b) the later of (i) twelve months after the maturity of the last Mortgage Loan remaining in the Trust Fund, (ii) the liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (iii) the distributions to Certificateholders of all amounts required to be distributed pursuant to the Agreement. As provided in the Agreement, the right to purchase all Mortgage Loans pursuant to clause (a) above shall be conditioned upon the unpaid Principal Balances of such Mortgage Loans, at the time of any such repurchase, aggregating less than or equal to 10% of the aggregate Principal Balances thereof as of the Cut-off Date.

            Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning. If the terms hereof are inconsistent with the Agreement, the Agreement shall control.

            Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

            The recitals contained herein shall be taken as statements of the Depositor and not of the Trustee. The Trustee assumes no responsibility for the correctness of the statements contained in this Certificate and makes no representation as to the validity or sufficiency of the Agreement, this Certificate, any Mortgage Loan or any related document.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its corporate seal.

                                         BANK ONE, NATIONAL ASSOCIATION
                                          solely as Trustee and not individually


                                         By:  __________________________________
                                              Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date: _______________

BANK ONE, NATIONAL ASSOCIATION,
as Trustee


By: __________________________________
    Authorized Officer

                                   ASSIGNMENT

            FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

            I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Initial Certificate Principal Balance and undivided interest in the Trust Fund to the above-named assignee and to deliver such Certificate to the following address:

________________________________________________________________________________
________________________________________________________________________________


Dated: ________________


_________________________________    ___________________________________________
Social  Security  or  other  Tax     Signature  by or  on  behalf  of  assignor
Identification No. of Assignee       (signature must be signed as registered)


                                     ___________________________________________
                                     Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for the information of the
Servicer:

            Distribution shall be made by check mailed to _____________________ __________________________________________________________, or if the aggregate
Initial Certificate Principal Balance of Certificates of this Class held by the Holder is at least $2,500,000 or the Percentage Interest within such Class is 100%, and the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to ___________________________________________________________________________
the account of, account number ___________. This information is provided by the assignee named above, or its agent.

                                    EXHIBIT B

                           FORM OF CLASS M CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS DECEMBER 23, 1999. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT ___% CPR (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $___ OF OID PER $1,000 OF INITIAL NOTIONAL AMOUNT, THE YIELD TO MATURITY IS _________% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $0.__ PER $1,000 OF INITIAL NOTIONAL AMOUNT, COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., WASHINGTON MUTUAL BANK, FA OR THE TRUSTEE REFERRED TO BELOW, OR OF ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 6.02(f) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE DEPOSITOR AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN IS PERMISSIBLE UNDER APPLICABLE LAW AND WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER
SECTION 406 OF ERISA AND SECTION 4975 OF THE CODE.

            NOTWITHSTANDING THE ABOVE, WITH RESPECT TO THE TRANSFER OF THIS CERTIFICATE TO A DEPOSITORY OR ANY SUBSEQUENT TRANSFER OF ANY INTEREST IN THIS CERTIFICATE FOR SO LONG AS THIS CERTIFICATE IS HELD BY A DEPOSITORY, (I) NEITHER AN OPINION OF COUNSEL NOR A CERTIFICATION,

EACH AS DESCRIBED IN THE FOREGOING PARAGRAPH, SHALL BE REQUIRED, AND (II) THE FOLLOWING CONDITIONS SHALL APPLY:

            1. ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) THAT EITHER (A) SUCH TRANSFEREE IS NOT A PLAN INVESTOR OR
      (B) SUCH TRANSFEREE IS A COMPLYING INSURANCE COMPANY; AND

            2. IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR OR (II) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

            ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 6.02(F) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR, THE TRUSTEE, THE SERVICER, THE SELLER AND THE REMIC TRUST FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

             WASHINGTON MUTUAL BANK, FA MORTGAGE-BACKED PASS-THROUGH
                                   CERTIFICATE

          SERIES 1999-WM2, CLASS [1 M-1] [1 M-2] [2 M-1] [2 M-2] [M-3]

Evidencing an undivided interest in the interest portion of a Trust Fund whose assets consist of a pool of fixed-rate mortgage loans secured by first liens on one- to four-family, residential real properties and certain other property held in trust transferred by

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

                                  $_______        INITIAL AGGREGATE CLASS [1
                                                  M-1] [1 M-2] [2 M-1] [2 M-2]
                                                  [M-3] CERTIFICATE PRINCIPAL
                                                  BALANCE

Certificate No. [1 M-1] [1 M-2]   100%            INITIAL CERTIFICATE PRINCIPAL
[2 M-1] [2 M-2] [M-3]-____                        BALANCE OF THIS CERTIFICATE

First Distribution Date:                          Scheduled Final Distribution
January 19, 2000                                  Date:  November 19, 2014

            THIS CERTIFIES THAT CEDE & CO. is the registered owner of a beneficial interest in the Trust Fund referred to below consisting of a pool of fixed-rate mortgage loans secured by first liens on one- to four-family residential real properties (the "Mortgage Loans") and certain other property held in trust transferred to the Trust Fund by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"), and certain related property. The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1999 (the "Agreement"), among the Depositor, Bank One, National Association, as trustee (the "Trustee", which term includes any successor entity under the Agreement) and Washington Mutual Bank, FA., as seller and servicer, a summary of certain of the pertinent provisions of which is set forth herein. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            This Certificate is one of a duly authorized issue of certificates by Credit Suisse First Boston Mortgage Securities Corp. designated as the Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 1999-WM2 (the "Certificates"), which is comprised of the following fourteen
Classes: Class 1 A, Class 1 A-P, Class 2 A, Class 2 A-P, Class 1 M-1, Class 1 M-2, Class 2 M-1, Class 2 M-2, Class M-3, Class B-1, Class B-2 Class B-3, Class R-1 and Class R-2. Reference is hereby made to the Agreement for a statement of the respective rights thereunder of the Depositor and the Trustee and the Holders of the Certificates and the terms upon which the Certificates are authenticated and delivered. This Certificate represents an interest in the Trust Fund, which Trust Fund consists of, among other things, (i) the Mortgage Loans and all distributions thereon payable after the Cut-off Date, net of certain amounts in accordance with the provisions of the Agreement, (ii) REO Property, (iii) the Certificate Account and the Custodial Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, net of any investment earnings thereon, (iv) the interest of the Trust Fund in any insurance policies with respect to the Mortgage Loans, (v) the rights of the Depositor assigned to the Trustee pursuant to Section 2.01 of the Agreement, and (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

            This Class M Certificate represents a Percentage Interest equal to the Initial Certificate Principal Balance of this Certificate divided by the Initial Certificate Principal Balance of the Class [1 M-1] [1 M-2] [2 M-1] [2 M-2] [M-3] Certificates, both as set forth above.

            The Trustee shall distribute from the Certificate Account, to the extent of available funds, on the 19th day of each month (each, a "Distribution Date"), or if such day is not a Business Day, the next succeeding Business Day, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (each, a "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any required to be distributed to the Class [1 M-1] [1 M-2] [2 M-1] [2 M-2] [M-3] Certificates on such Distribution Date.

            Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made to Certificateholders.

            Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Holder hereof entitled thereto at the address appearing in the Certificate Register or, if such Holder holds all of the Certificates of this Class, by wire transfer in immediately available funds to the account of such Certificateholder designated in writing to the Trustee at least five Business Days prior to the applicable Record Date. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such final distribution and only upon presentation and surrender of this Certificate at the office or agency designated in such notice.

            The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Seller, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 66-2/3% of the Voting Rights of all the Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on Mortgage Loans are required to be distributed in respect of any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than in (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class, (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment, without the consent of 100% of the Holders of Certificates of the Class affected thereby, (iv) change the percentage of the Principal Balance of the Mortgage Loans specified in Section 10.01(a) of the Agreement relating to optional termination of the Trust Fund without the consent of 100% of the Holders of Certificates, (v) modify the provisions of Section 11.01 of the Agreement without the consent of 100% of the Holders of Certificates, or
(vi) terminate the Agreement or the Trust Fund created hereunder other than as provided in Article X of the Agreement without the consent of 100% of the Holders of Certificates. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Depositor, the Servicer, the Seller and the Trustee to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates. At any time that any of the Class of Certificates are outstanding,

99% of all Voting Rights will be allocated to the Holders of the Certificates (other than the Class R Certificates), in proportion to their then outstanding Certificate Principal Balances and 0.5% of all Voting Rights will be allocated to the Holders of the Class R-1 Certificates and 0.5% of all Voting Rights will be allocated to the Holders of the Class R-2 Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee designated therefor, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferee or transferees.

            The Class M Certificates will be issued in fully registered form in minimum denominations of 25,000 Certificate Principal Balance and in integral multiples of $1 in excess of such amount. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized denominations evidencing a like aggregate Certificate Principal Balance, as requested by the Holder surrendering the same.

            No service charge will be made for such registrations of transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Trustee and any agent of the Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent thereof shall be affected by notice to the contrary.

            The obligations and responsibilities of the Servicer, the Seller, Depositor and the Trustee created by the Agreement will terminate upon the earlier of (a) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates, or (b) the later of (i) twelve months after the maturity of the last Mortgage Loan remaining in the Trust Fund, (ii) the liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (iii) the distributions to Certificateholders of all amounts required to be distributed pursuant to the Agreement. As provided in the Agreement, the right to purchase all Mortgage Loans pursuant to clause (a) above shall be conditioned upon the unpaid Principal Balances of such Mortgage Loans, at the time of any such repurchase, aggregating less than or equal to 10% of the aggregate Principal Balances thereof as of the Cut-off Date.

            Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning. If the terms hereof are inconsistent with the Agreement, the Agreement shall control.

            Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

            The recitals contained herein shall be taken as statements of the Depositor and not of the Trustee. The Trustee assumes no responsibility for the correctness of the statements contained in this Certificate and makes no representation as to the validity or sufficiency of the Agreement, this Certificate, any Mortgage Loan or any related document.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its corporate seal.

                                         BANK ONE, NATIONAL ASSOCIATION
                                          solely as Trustee and not individually


                                         By:  __________________________________
                                              Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date: _______________

BANK ONE, NATIONAL ASSOCIATION,
as Trustee


By: __________________________________
    Authorized Officer

                                   ASSIGNMENT

            FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

            I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Initial Certificate Principal Balance and undivided interest in the Trust Fund to the above-named assignee and to deliver such Certificate to the following address:

________________________________________________________________________________
________________________________________________________________________________


Dated: ________________


_________________________________    ___________________________________________
Social  Security  or  other  Tax     Signature  by or  on  behalf  of  assignor
Identification No. of Assignee       (signature must be signed as registered)


                                     ___________________________________________
                                     Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for the information of the
Servicer:

            Distribution shall be made by check mailed to _____________________ _________________________________________________________, or if the Percentage
Interest within such Class is 100%, and the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to ___________________________________ the account of , account number ______________________. This information is provided by the assignee named above, or its agent.

                                    EXHIBIT C

                           FORM OF CLASS B CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.02 OF THE AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., WASHINGTON MUTUAL BANK, FA OR THE TRUSTEE REFERRED TO BELOW, OR OF ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY.

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS DECEMBER 23, 1999. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT ___% CPR (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $___ OF OID PER $1,000 OF INITIAL NOTIONAL AMOUNT, THE YIELD TO MATURITY IS _________% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $0.__ PER $1,000 OF INITIAL NOTIONAL AMOUNT, COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE UNLESS THE TRANSFEREE PROVIDES A CERTIFICATION PURSUANT TO SECTION 6.02(f) OF THE AGREEMENT THAT THE PURCHASE OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN IS PERMISSIBLE UNDER APPLICABLE LAW AND WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA AND SECTION 4975 OF THE CODE.

             WASHINGTON MUTUAL BANK, FA MORTGAGE-BACKED PASS-THROUGH
                                   CERTIFICATE

                     SERIES 1999-WM2, CLASS [B-1][B-2][B-3]

Evidencing an undivided interest in the interest portion of a Trust Fund whose assets consist of a pool of fixed-rate mortgage loans secured by first liens on one- to four-family, residential real properties and certain other property held in trust transferred by

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

                                  $_____           INITIAL AGGREGATE CLASS
                                                   [B-1][B-2][B-3] CERTIFICATE
                                                   PRINCIPAL BALANCE

Certificate No.                   100%             INITIAL CERTIFICATE PRINCIPAL
[B-1][B-2][B-3]-___                                BALANCE OF THIS CERTIFICATE

First Distribution Date:                           Scheduled Final Distribution
January 19, 2000                                   Date:  November 19, 2014

            THIS CERTIFIES THAT ___________________________________________ is
the registered owner of a beneficial interest in the Trust Fund referred to below consisting of a pool of fixed-rate mortgage loans secured by first liens on one- to four-family residential real properties (the "Mortgage Loans") and certain other property held in trust transferred to the Trust Fund by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"), and certain related property. The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1999 (the "Agreement"), among the Depositor, Bank One, National Association, as trustee (the "Trustee", which term includes any successor entity under the Agreement) and Washington Mutual Bank, FA., as seller and servicer, a summary of certain of the pertinent provisions of which is set forth herein. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            This Certificate is one of a duly authorized issue of certificates by Credit Suisse First Boston Mortgage Securities Corp. designated as the Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 1999-WM2 (the "Certificates"), which is comprised of the following fourteen
Classes: Class 1 A, Class 1 A-P, Class 2 A, Class 2 A-P, Class 1 M-1, Class 1 M-2, Class 2 M-1, Class 2 M-2, Class M-3, Class B-1, Class B-2 Class B-3, Class R-1 and Class R-2. Reference is hereby made to the Agreement for a statement of the respective rights thereunder of the Depositor and the Trustee and the Holders of the Certificates and the terms upon which the Certificates are authenticated and delivered. This Certificate represents an interest in the Trust Fund, which Trust Fund consists of, among other things, (i) the Mortgage Loans and all distributions thereon payable after the Cut-off Date, net of certain amounts in accordance with the provisions of the Agreement, (ii) REO Property, (iii) the Certificate Account and the Custodial Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, net of any investment earnings thereon, (iv) the interest of the Trust Fund in any insurance policies with respect to the Mortgage Loans, (v) the rights of the Depositor assigned to the Trustee pursuant to Section 2.01 of the Agreement, and (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

            This Class B Certificate represents a Percentage Interest equal to the Initial Certificate Principal Balance of this Certificate divided by the Initial Certificate Principal Balance of the Class [B-1][B-2][B-3] Certificates, both as set forth above.

            The Trustee shall distribute from the Certificate Account, to the extent of available funds, on the 19th day of each month (each, a Distribution Date"), or if such day is not a Business Day, the next succeeding Business Day, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (each, a "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any required to be distributed to the Class [B-1][B-2][B-3] Certificates on such Distribution Date.

            Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made to Certificateholders.

            Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Holder hereof entitled thereto at the address appearing in the Certificate Register or, if such Holder holds all of the Certificates of this Class, by wire transfer in immediately available funds to the account of such Certificateholder designated in writing to the Trustee at least five Business Days prior to the applicable Record Date. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such final distribution and only upon presentation and surrender of this Certificate at the office or agency designated in such notice.

            The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Seller, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 66-2/3% of the Voting Rights of all the Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on Mortgage Loans are required to be distributed in respect of any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than in (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class, (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment, without the consent of 100% of the Holders of Certificates of the Class affected thereby, (iv) change the percentage of the Principal Balance of the Mortgage Loans specified in Section 10.01(a) of the Agreement relating to optional termination of the Trust Fund without the consent of 100% of the Holders of Certificates, (v) modify the provisions of Section 11.01 of the Agreement without the consent of 100% of the Holders of Certificates, or
(vi) terminate the Agreement or the Trust Fund created hereunder other than as provided in Article X of the Agreement without the consent of 100% of the Holders of Certificates. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Depositor, the Servicer, the Seller and the Trustee to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates. At any time that any of the Class of Certificates are outstanding, 99% of all Voting Rights will be allocated to the Holders of the Certificates (other than the Class R

Certificates), in proportion to their then outstanding Certificate Principal Balances and 0.5% of all Voting Rights will be allocated to the Holders of the Class R-1 Certificates and 0.5% of all Voting Rights will be allocated to the Holders of the Class R-2 Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee designated therefor, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferee or transferees.

            The Class B Certificates will be issued in fully registered form in minimum denominations of $100,000 Certificate Principal Balance and in integral multiples of $1 in excess of such amount; provided, however, that one Certificate of the Class B-3 Certificates may be issued in such other amount as is required so that the aggregate of such Class of Certificates equals its respective aggregate Certificate Principal Balance. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized denominations evidencing a like aggregate Certificate Principal Balance, as requested by the Holder surrendering the same.

            No service charge will be made for such registrations of transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Trustee and any agent of the Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent thereof shall be affected by notice to the contrary.

            The obligations and responsibilities of the Servicer, the Seller, Depositor and the Trustee created by the Agreement will terminate upon the earlier of (a) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates, or (b) the later of (i) twelve months after the maturity of the last Mortgage Loan remaining in the Trust Fund, (ii) the liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (iii) the distributions to Certificateholders of all amounts required to be distributed pursuant to the Agreement. As provided in the Agreement, the right to purchase all Mortgage Loans pursuant to clause (a) above shall be conditioned upon the unpaid Principal Balances of such Mortgage Loans, at the time of any such repurchase, aggregating less than or equal to 10% of the aggregate Principal Balances thereof as of the Cut-off Date.

            Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning. If the terms hereof are inconsistent with the Agreement, the Agreement shall control.

            Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

            The recitals contained herein shall be taken as statements of the Depositor and not of the Trustee. The Trustee assumes no responsibility for the correctness of the statements contained in this Certificate and makes no representation as to the validity or sufficiency of the Agreement, this Certificate, any Mortgage Loan or any related document.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its corporate seal.

                                         BANK ONE, NATIONAL ASSOCIATION
                                          solely as Trustee and not individually


                                         By:  __________________________________
                                              Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date: _______________

BANK ONE, NATIONAL ASSOCIATION,
as Trustee


By: __________________________________
    Authorized Officer

                                   ASSIGNMENT

            FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

            I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Initial Certificate Principal Balance and undivided interest in the Trust Fund to the above-named assignee and to deliver such Certificate to the following address:

________________________________________________________________________________
________________________________________________________________________________


Dated: ________________


_________________________________    ___________________________________________
Social  Security  or  other  Tax     Signature  by or  on  behalf  of  assignor
Identification No. of Assignee       (signature must be signed as registered)


                                     ___________________________________________
                                     Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for the information of the
Servicer:

            Distribution shall be made by check mailed to _____________________ _________________________________________________________, or if the Percentage
Interest within such Class is 100%, and the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to ___________________________________ the account of , account number ______________________. This information is provided by the assignee named above, or its agent.

                                    EXHIBIT D

                      FORM OF CLASS [R-1][R-2] CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"). THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., WASHINGTON MUTUAL BANK, FA OR THE TRUSTEE REFERRED TO BELOW, OR OF ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY.

ANY SALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS [R-1][R-2] CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE TRUSTEE TO THE EFFECT THAT (1) SUCH TRANSFEREE AGREES TO BE BOUND BY THE TERMS OF THE AGREEMENT AND ALL RESTRICTIONS SET FORTH ON THE FACE HEREOF, (2) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAXES IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) AN ELECTING LARGE PARTNERSHIP UNDER SECTION 775 OF THE CODE OR ANY ORGANIZATION DESCRIBED IN
SECTION 1381(a)(2)(C) OF THE CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION, AND (3) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE.

                           WASHINGTON MUTUAL BANK, FA

                    MORTGAGE-BACKED PASS-THROUGH CERTIFICATE

                        SERIES 1999-WM2, CLASS [R-1][R-2]

Evidencing an undivided interest in a Trust Fund whose assets consist of a pool of fixed-rate mortgage loans secured by first liens on one- to four-family, residential real properties and certain other property held in trust transferred by

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

CUSIP ______________              100%              PERCENTAGE INTEREST
                                                    REPRESENTED BY THIS
                                                    CERTIFICATE

Certificate No. [R-1][R-2]-____                     Scheduled Final Distribution
First Distribution Date:                            Date:  November 19, 2014
January 19, 2000

            THIS CERTIFIES THAT _______________________________________ is the
registered owner of a beneficial interest in the Trust Fund referred to below consisting of a pool of fixed-rate mortgage loans secured by first liens on one- to four-family residential real properties (the "Mortgage Loans") and certain other property held in trust transferred to the Trust Fund by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"), and certain related property. The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1999 (the "Agreement"), among the Depositor, Bank One, National Association, as trustee (the "Trustee", which term includes any successor entity under the Agreement) and Washington Mutual Bank, FA., as seller and servicer, a summary of certain of the pertinent provisions of which is set forth herein. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            This Certificate is one of a duly authorized issue of certificates by Credit Suisse First Boston Mortgage Securities Corp. designated as the Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 1999-WM2 (the "Certificates"), which is comprised of the following fourteen
Classes: Class 1 A, Class 1 A-P, Class 2 A, Class 2 A-P, Class 1 M-1, Class 1 M-2, Class 2 M-1, Class 2 M-2, Class M-3, Class B-1, Class B-2 Class B-3, Class R-1 and Class R-2. Reference is hereby made to the Agreement for a statement of the respective rights thereunder of the Depositor and the Trustee and the Holders of the Certificates and the terms upon which the Certificates are authenticated and delivered. This Certificate represents an interest in the Trust Fund, which Trust Fund consists of, among other things, (i) the Mortgage Loans and all distributions thereon payable after the Cut-off Date, net of certain amounts in accordance with the provisions of the Agreement, (ii) REO Property, (iii) the Certificate Account and the Custodial Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, net of any investment earnings thereon, (iv) the interest of the Trust Fund in any insurance policies with respect to the Mortgage Loans, (v) the rights of the Depositor assigned to the Trustee pursuant to Section 2.01 of the Agreement, and (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

            The Trustee shall distribute from the Certificate Account, to the extent of available funds, on the 19th day of each month (each, a "Distribution Date"), or it such day is not a Business Day, the next succeeding Business Day, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (each, a "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any required to be distributed to the Class [R-1][R-2] Certificates on such Distribution Date.

            Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made to Certificateholders.

            The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Seller, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 66-2/3% of the Voting Rights of all the Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on Mortgage Loans are required to be distributed in respect of any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than in (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class, (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment, without the consent of 100% of the Holders of Certificates of the Class affected thereby, (iv) change the percentage of the Principal Balance of the Mortgage Loans specified in Section 10.01(a) of the Agreement relating to optional termination of the Trust Fund without the consent of 100% of the Holders of Certificates, (v) modify the provisions of Section 11.01 of the Agreement without the consent of 100% of the Holders of Certificates, or
(vi) terminate the Agreement or the Trust Fund created hereunder other than as provided in Article X of the Agreement without the consent of 100% of the Holders of Certificates. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Depositor, the Servicer, the Seller and the Trustee to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates. At any time that any of the Class of Certificates are outstanding, 99% of all Voting Rights will be allocated to the Holders of the Certificates (other than the Class R Certificates), in proportion to their then outstanding Certificate Principal Balances and 0.5% of all Voting Rights will be allocated to the Holders of the Class R-1 Certificates and 0.5% of all Voting Rights will be allocated to the Holders of the Class R-2 Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee designated therefor, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferee or transferees.

            The Class [R-1][R-2] Certificates will be issued in fully registered form in minimum Percentage Interests of 20% and integral multiples thereof. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized Percentage Interests evidencing a like aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for such registrations of transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Trustee and any agent of the Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent thereof shall be affected by notice to the contrary.

            Pursuant to the Agreement, the Depositor will make an election to treat each Trust REMIC as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes. The Class R-1 Certificates will be the "residual interest" in the Trust REMIC I, the Class R-2 Certificates will be the "residual interest" in the Trust REMIC II and all other Classes of Certificates will constitute the "regular interests" in the Trust REMIC II.

            The obligations and responsibilities of the Servicer, the Seller, Depositor and the Trustee created by the Agreement will terminate upon the earlier of (a) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates, or (b) the later of (i) twelve months after the maturity of the last Mortgage Loan remaining in the Trust Fund, (ii) the liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (iii) the distributions to Certificateholders of all amounts required to be distributed pursuant to the Agreement. As provided in the Agreement, the right to purchase all Mortgage Loans pursuant to clause (a) above shall be conditioned upon the unpaid Principal Balances of such Mortgage Loans, at the time of any such repurchase, aggregating less than or equal to 10% of the aggregate Principal Balances thereof as of the Cut-off Date.

            Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning. If the terms hereof are inconsistent with the Agreement, the Agreement shall control.

            Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

            The recitals contained herein shall be taken as statements of the Depositor and not of the Trustee. The Trustee assumes no responsibility for the correctness of the statements contained in this Certificate and makes no representation as to the validity or sufficiency of the Agreement, this Certificate, any Mortgage Loan or any related document.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its corporate seal.

                                         BANK ONE, NATIONAL ASSOCIATION
                                          solely as Trustee and not individually


                                         By:  __________________________________
                                              Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date: _______________

BANK ONE, NATIONAL ASSOCIATION,
as Trustee


By: __________________________________
    Authorized Officer

                                   ASSIGNMENT

            FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

            I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Initial Certificate Principal Balance and undivided interest in the Trust Fund to the above-named assignee and to deliver such Certificate to the following address:

________________________________________________________________________________
________________________________________________________________________________


Dated: ________________


_________________________________    ___________________________________________
Social  Security  or  other  Tax     Signature  by or  on  behalf  of  assignor
Identification No. of Assignee       (signature must be signed as registered)


                                     ___________________________________________
                                     Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for the information of the
Servicer:

            Distribution shall be made by check mailed to _____________________ __________________________________________________________, or if the aggregate
Initial Certificate Principal Balance of Certificates of this Class held by the Holder is at least $2,500,000 or the Percentage Interest within such Class is 100%, and the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to ___________________________________________________________________________
the account of, account number ___________. This information is provided by the assignee named above, or its agent.

                                    EXHIBIT E

                           SCHEDULE OF MORTGAGE LOANS

Group      Loan ID              Street                      City                  State         Zip Code


1         12222485    10909  OLCESE RD                  BAKERSFIELD                 CA           93308
1         12239091    284  MONTEREY DUNES WAY           CASTROVILLE                 CA           95012
1         12239166    1114  WILDCAT CANYON              PEBBLE BEACH                CA           93955
1         12239414    170  CROWS NEST DR                BOULDER CREEK               CA           95006
1         12297222    59  BALBOA AVE                    SAN RAFAEL                  CA           94901
1         12297248    28  CARROLL CT                    SAN RAFAEL                  CA           94903
1         12298204    16  BLOSSOM DR                    SAN RAFAEL                  CA           94901
1         12846374    5471  ROCKLEDGE DR                BUENA PARK                  CA           90621
1         12976247    7056  LOS TILOS RD                LOS ANGELES                 CA           90068
1         13060298    627  MONTE VISTA AVE              VENTURA                     CA           93003
1         13062534    554  LINCOLN DR                   VENTURA                     CA           93001
1         13206818    1499  BLAKE STREET                DENVER                      CO           80202
1         13339452    5550  VIA VALLARTA                YORBA LINDA                 CA           92687
1         13678446    5915    ALLEPPO LN                PALMDALE                    CA           93551
1         13681721    19308  ITASCA ST                  LOS ANGELES                 CA           91324
1         13689781    19809  JOHN DR UNIT 414A          CASTRO VALLEY               CA           94546
1         13808605    22  HARROD CIRCLE                 SALINAS                     CA           93906
1         13808928    1946  WINDWARD LN                 NEWPORT BEACH               CA           92660
1         13952452    110  OLIVE MILL LN                SANTA BARBARA               CA           93108
1         13986468    1214  MARGARITA DR                FULLERTON                   CA           92633
1         13987052    11047  WAGNER ST                  CULVER CITY                 CA           90230
1         14170310    190  RANDOM WAY                   PLEASANT HILL               CA           94523
1         14170344    4  HERRERA CT                     SAN ANSELMO                 CA           94960
1         14170419    3073  WINDMILL CANYON DR          CLAYTON                     CA           94517
1         14549398    119  ANCHORAGE ST                 MARINA DEL REY              CA           90292
1         14999577    5928  KILLARNEY CIRCLE            SAN JOSE                    CA           95138
1         15019367    2633  W LAKE VAN NESS CIRC        FRESNO                      CA           93711
1         15049315    22439  NEEDLES ST                 CHATSWORTH                  CA           91311
1         15059934    565  S BOYD DR                    KERMAN                      CA           93630
1         15061195    1573  HAPPY LN                    OJAI                        CA           93023
1         15070584    3137-3  NORIEGA ST                SAN FRANCISCO               CA           94116
1         15072119    3055  TROUSDALE DR                BURLINGAME                  CA           94010

Group      Loan ID         Original   Remaining     Original    Current    Gross   Servicing Fee  First pay      Current   Original
                             Term       Term        Balance     Balance     Rate         Rate       Date           P&I        LTV

1         12222485            180        170       299000.00   289214.16  6.87500      0.62500    3/1/1999       2666.64     69.53
1         12239091            180        168       375000.00   359880.37  6.62500      0.37500    1/1/1999       3292.48     72.12
1         12239166            180        168       311000.00   298833.84  7.00000      0.75000    1/1/1999       2795.36     62.20
1         12239414            180        169       253500.00   244347.25  6.87500      0.62500    2/1/1999       2260.85     69.45
1         12297222            180        169       319200.00   307435.41  6.62500      0.37500    2/1/1999       2802.56     80.00
1         12297248            180        170       270000.00   260978.57  6.62500      0.37500    3/1/1999       2370.58     65.85
1         12298204            180        171       291000.00   282452.97  6.87500      0.62500    4/1/1999       2595.30     66.90
1         12846374            180        161       490000.00   459033.13  7.00000      0.75000    6/1/1998       4404.26     72.06
1         12976247            180        174       440000.00   431548.54  7.00000      0.75000    7/1/1999       3954.84     42.93
1         13060298            180        172       371250.00   361483.76  6.75000      0.50000    5/1/1999       3285.23     75.00
1         13062534            180        174       300000.00   294114.40  6.75000      0.50000    7/1/1999       2654.73     45.45
1         13206818            180        172       449000.00   437311.36  6.87500      0.62500    5/1/1999       4004.43     74.83
1         13339452            180        168       332000.00   312142.80  6.62500      0.37500    1/1/1999       2914.94     87.37
1         13678446            180        163       418500.00   394975.39  7.00000      0.75000    8/1/1998       3761.60     87.74
1         13681721            180        168       241000.00   230972.86  6.37500      0.25000    1/1/1999       2082.84     78.50
1         13689781            180        170       283000.00   273720.19  7.00000      0.75000    3/1/1999       2543.68     78.61
1         13808605            180        168       280000.00   267249.41  6.37500      0.25000    1/1/1999       2419.90     80.00
1         13808928            180        168       342000.00   328490.41  6.87500      0.62500    1/1/1999       3050.14     60.00
1         13952452            180        168       650000.00   623524.07  6.50000      0.25000    1/1/1999       5662.20     50.19
1         13986468            180        168       269500.00   258634.10  6.62500      0.37500    1/1/1999       2366.19     72.84
1         13987052            180        169       400000.00   385408.18  6.75000      0.50000    2/1/1999       3539.64     75.47
1         14170310            180        168       270400.00   259608.61  6.75000      0.50000    1/1/1999       2392.80     80.00
1         14170344            180        168       400000.00   383872.38  6.62500      0.37500    1/1/1999       3511.98     53.33
1         14170419            180        169       265000.00   253143.11  6.87500      0.62500    2/1/1999       2363.41     68.83
1         14549398            180        168       341000.00   327529.93  6.87500      0.62500    1/1/1999       3041.22     47.03
1         14999577            180        168       373000.00   357806.15  6.50000      0.25000    1/1/1999       3249.23     71.05
1         15019367            180        168       500000.00   480045.54  6.75000      0.50000    1/1/1999       4424.55     66.67
1         15049315            180        168       332000.00   310590.37  6.75000      0.50000    1/1/1999       2937.90     80.00
1         15059934            180        168       305000.00   292817.20  6.75000      0.50000    1/1/1999       2698.97     72.62
1         15061195            180        171       330000.00   319958.55  6.75000      0.50000    4/1/1999       2920.20     58.41
1         15070584            180        167       366750.00   351170.12  7.00000      0.75000   12/1/1998       3296.45     75.00
1         15072119            180        169       275000.00   210720.58  7.00000      0.75000    2/1/1999       2471.78     43.31

Group     Loan ID         Appraisal         Property Type         Occupancy          Purpose
                             Amount                                  Code             Code

1         12222485          430000.00 Single Family Residence      Primary     Rate/Term Refinance
1         12239091          520000.00 Single Family Residence      Second      Purpose
1         12239166          500000.00 Single Family Residence      Investor    Rate/Term Refinance
1         12239414          365000.00 Single Family Residence      Primary     Cash-Out Refinance
1         12297222          399000.00 Single Family Residence      Primary     Rate/Term Refinance
1         12297248          410000.00 Single Family Residence      Primary     Purpose
1         12298204          435000.00 Single Family Residence      Primary     Rate/Term Refinance
1         12846374          680000.00 Single Family Residence      Primary     Rate/Term Refinance
1         12976247         1025000.00 Single Family Residence      Primary     Cash-Out Refinance
1         13060298          495000.00 Single Family Residence      Primary     Cash-Out Refinance
1         13062534          660000.00 Single Family Residence      Primary     Cash-Out Refinance
1         13206818          600000.00 Condominium                  Primary     Rate/Term Refinance
1         13339452          380000.00 Single Family Residence      Primary     Rate/Term Refinance
1         13678446          477000.00 Single Family Residence      Primary     Purpose
1         13681721          307000.00 Single Family Residence      Primary     Rate/Term Refinance
1         13689781          360000.00 Condominium                  Primary     Rate/Term Refinance
1         13808605          350000.00 Single Family Residence      Primary     Rate/Term Refinance
1         13808928          570000.00 Single Family Residence      Second      Rate/Term Refinance
1         13952452         1295000.00 Single Family Residence      Primary     Rate/Term Refinance
1         13986468          370000.00 Single Family Residence      Primary     Rate/Term Refinance
1         13987052          530000.00 Single Family Residence      Primary     Rate/Term Refinance
1         14170310          338000.00 Single Family Residence      Primary     Rate/Term Refinance
1         14170344          750000.00 Single Family Residence      Primary     Rate/Term Refinance
1         14170419          385000.00 Single Family Residence      Primary     Cash-Out Refinance
1         14549398          725000.00 2-Family                     Primary     Rate/Term Refinance
1         14999577          525000.00 Single Family Residence      Primary     Rate/Term Refinance
1         15019367          750000.00 Single Family Residence      Primary     Rate/Term Refinance
1         15049315          415000.00 Single Family Residence      Primary     Rate/Term Refinance
1         15059934          420000.00 Single Family Residence      Primary     Rate/Term Refinance
1         15061195          565000.00 Single Family Residence      Primary     Cash-Out Refinance
1         15070584          489000.00 2-Family                     Investor    Purpose
1         15072119          635000.00 Single Family Residence      Primary     Cash-Out Refinance

1         15075138    8942  BAYWOOD DR                  HUNTINGTON BEACH            CA           92646
1         15144090    21000  FOXHOLLOW DR               YORBA LINDA                 CA           92886
1         15170699    172  S STARLIGHT DR               ANAHEIM                     CA           92807
1         15172158    4065  PEPPER AVE                  YORBA LINDA                 CA           92886
1         15174642    30505  COUNTRY CLUB DR            REDLANDS                    CA           92373
1         15184609    4930  S VERDUN AVE                LOS ANGELES AREA            CA           90043
1         15304892    5616  N KOLMAR AVE                CHICAGO                     IL           60646
1         15307788    4160  HAYVENHURST DR              ENCINO                      CA           91436
1         15314131    984  THATCHER DR                  LOS ALTOS                   CA           94024
1         15314768    341  YERBA BUENA AVE              LOS ALTOS                   CA           94022
1         15317605    51  LOS FELIS DR                  POMONA                      CA           91766
1         15320096    1651  MONTANA RANCH RD            CORONA                      CA           91720
1         15320492    29190  RIDGELINE CT               TEMECULA                    CA           92590
1         15321193    18018  LAKE ENCINO DR             LOS ANGELES                 CA           91316
1         15333313    2109  BEVERWIL DR                 LOS ANGELES                 CA           90034
1         15343866    882  PAYNE CT                     SUNNYVALE                   CA           94087
1         15351216    3255  MILLIKIN AVE                SAN DIEGO                   CA           92122
1         15351406    3841  VIA DE REPOSO               RANCHO SANTA FE             CA           92067
1         15351760    5392  VIA ALCAZAR                 SAN DIEGO                   CA           92111
1         15357189    1415  E SYCAMORE AVE              EL SEGUNDO                  CA           90245
1         15357726    2960  SUNSET VIEW                 SIGNAL HILL                 CA           90804
1         15485840    11968  LOUISE AVE                 GRANADA HILLS AREA          CA           91344
1         15567647    2424  GOUGH ST                    SAN FRANCISCO               CA           94123
1         15579212    10  LAYMAN CT                     WALNUT CREEK                CA           94596
1         15581341    665  E SUNSET DR                  REDLANDS                    CA           92373
1         15590730    6400  RIDGEWOOD DR                CASTRO VALLEY               CA           94552
1         15595135    20690  CANYON VIEW DR             SARATOGA                    CA           95070
1         15595523    13259  PORTOFINO DR               DEL MAR                     CA           92014
1         15604721    33  ROLLIN VIEW LN                FALLBROOK                   CA           92028
1         15654999    22355  ALGUNAS RD                 WOODLAND HILLS              CA           91364
1         16359580    5301  EDGEWARE DR                 CALABASAS                   CA           91301
1         16359820    711  CLEAR HAVEN DR               AGOURA                      CA           91301
1         16359945    43  CERRO CREST DR                CAMARILLO                   CA           93010
1         16361875    851  GENEVIEVE PL                 PLEASANTON                  CA           94566
1         16370991    7513  CELATA CT                   SAN                         CA           92129

1         15075138            180            170   337500.00   323066.30  7.00000      0.75000    3/1/1999       3033.55     75.00
1         15144090            180            168   315000.00   299701.70  7.00000      0.75000    1/1/1999       2831.31     74.12
1         15170699            180            171   480000.00   437671.43  6.87500      0.62500    4/1/1999       4280.90     56.47
1         15172158            180            173   280000.00   273640.37  6.87500      0.62500    6/1/1999       2497.19     44.44
1         15174642            180            173   464000.00   453124.29  6.50000      0.25000    6/1/1999       4041.94     80.00
1         15184609            180            175   330000.00   324620.07  6.75000      0.50000    8/1/1999       2920.20     72.53
1         15304892            180            172   300000.00   291941.90  6.50000      0.25000    5/1/1999       2613.32     75.00
1         15307788            180            168   393000.00   372039.49  6.62500      0.37500    1/1/1999       3450.52     54.97
1         15314131            180            170   520000.00   503156.82  7.00000      0.75000    3/1/1999       4673.91     67.10
1         15314768            180            172   500000.00   486569.79  6.50000      0.25000    5/1/1999       4355.54     52.63
1         15317605            180            167   250000.00   228398.52  6.37500      0.25000   12/1/1998       2160.63     64.94
1         15320096            180            174   376500.00   368956.43  6.50000      0.25000    7/1/1999       3279.72     87.56
1         15320492            180            173   455000.00   444622.01  6.87500      0.62500    6/1/1999       4057.94     70.00
1         15321193            180            170   420000.00   406395.91  7.00000      0.75000    3/1/1999       3775.08     52.50
1         15333313            180            168   295000.00   283226.94  6.75000      0.50000    1/1/1999       2610.48     59.00
1         15343866            180            168   325000.00   311896.34  6.62500      0.37500    1/1/1999       2853.48     44.83
1         15351216            180            168   290000.00   278544.45  6.87500      0.62500    1/1/1999       2586.38     62.63
1         15351406            180            169   369000.00   355539.01  6.75000      0.50000    2/1/1999       3265.32     71.65
1         15351760            180            169   260710.00   251393.59  7.00000      0.75000    2/1/1999       2343.34     86.90
1         15357189            180            170   560000.00   541671.95  6.87500      0.62500    3/1/1999       4994.38     80.00
1         15357726            180            168   255000.00   244227.51  6.12500      0.25000    1/1/1999       2169.09     78.46
1         15485840            180            169   338000.00   325284.85  6.37500      0.25000    2/1/1999       2921.17     64.38
1         15567647            180            168   430000.00   412662.89  6.62500      0.37500    1/1/1999       3775.37     28.67
1         15579212            180            169   281000.00   270643.39  6.62500      0.37500    2/1/1999       2467.16     74.93
1         15581341            180            169   277000.00   266256.83  6.00000      0.25000    2/1/1999       2337.48     75.89
1         15590730            180            169   270000.00   260251.46  6.87500      0.62500    2/1/1999       2408.01     77.14
1         15595135            180            171   426000.00   411351.74  6.62500      0.37500    4/1/1999       3740.25     50.12
1         15595523            180            169   252000.00   242616.53  6.50000      0.25000    2/1/1999       2195.19     77.54
1         15604721            180            169   618750.00   596639.22  7.00000      0.75000    2/1/1999       5561.50     75.00
1         15654999            180            168   260500.00   249780.85  6.37500      0.25000    1/1/1999       2251.37     75.07
1         16359580            180            168   243750.00   234022.18  6.75000      0.50000    1/1/1999       2156.97     75.00
1         16359820            180            169   268800.00   258994.26  6.75000      0.50000    2/1/1999       2378.64     79.06
1         16359945            180            172   450000.00   438407.55  7.00000      0.75000    5/1/1999       4044.73     64.29
1         16361875            180            170   398000.00   384973.99  6.87500      0.62500    3/1/1999       3549.58     75.81
1         16370991            180            170   312000.00   211634.78  6.37500      0.25000    3/1/1999       2696.46     80.00

1         15075138          450000.00 Single Family Residence      Primary     Cash-Out Refinance
1         15144090          425000.00 Single Family Residence      Primary     Cash-Out Refinance
1         15170699          850000.00 Single Family Residence      Primary     Rate/Term Refinance
1         15172158          630000.00 Single Family Residence      Primary     Cash-Out Refinance
1         15174642          580000.00 Single Family Residence      Primary     Purpose
1         15184609          455000.00 Single Family Residence      Primary     Rate/Term Refinance
1         15304892          400000.00 Single Family Residence      Primary     Cash-Out Refinance
1         15307788          715000.00 Single Family Residence      Primary     Rate/Term Refinance
1         15314131          775000.00 Single Family Residence      Primary     Cash-Out Refinance
1         15314768          950000.00 Single Family Residence      Primary     Cash-Out Refinance
1         15317605          385000.00 Single Family Residence      Primary     Rate/Term Refinance
1         15320096          430000.00 Single Family Residence      Primary     Rate/Term Refinance
1         15320492          650000.00 Single Family Residence      Primary     Cash-Out Refinance
1         15321193          800000.00 Single Family Residence      Primary     Cash-Out Refinance
1         15333313          500000.00 Single Family Residence      Primary     Rate/Term Refinance
1         15343866          725000.00 Single Family Residence      Primary     Rate/Term Refinance
1         15351216          463000.00 Single Family Residence      Primary     Rate/Term Refinance
1         15351406          515000.00 Single Family Residence      Primary     Rate/Term Refinance
1         15351760          300000.00 Single Family Residence      Primary     Purpose
1         15357189          700000.00 Single Family Residence      Primary     Cash-Out Refinance
1         15357726          325000.00 Single Family Residence      Primary     Rate/Term Refinance
1         15485840          525000.00 Single Family Residence      Primary     Rate/Term Refinance
1         15567647         1500000.00 3-Family                     Primary     Cash-Out Refinance
1         15579212          375000.00 Single Family Residence      Primary     Cash-Out Refinance
1         15581341          365000.00 Single Family Residence      Primary     Purpose
1         15590730          350000.00 Single Family Residence      Primary     Rate/Term Refinance
1         15595135          850000.00 Single Family Residence      Primary     Cash-Out Refinance
1         15595523          325000.00 Single Family Residence      Primary     Rate/Term Refinance
1         15604721          825000.00 Single Family Residence      Primary     Cash-Out Refinance
1         15654999          347000.00 Single Family Residence      Primary     Rate/Term Refinance
1         16359580          325000.00 Single Family Residence      Primary     Cash-Out Refinance
1         16359820          340000.00 Single Family Residence      Primary     Rate/Term Refinance
1         16359945          700000.00 Single Family Residence      Primary     Cash-Out Refinance
1         16361875          525000.00 Single Family Residence      Primary     Rate/Term Refinance
1         16370991          390000.00 Single Family Residence      Primary     Purpose

1         16464885    17  RAMADA                        IRVINE                      CA           92620
1         16465114    47  BELCOURT DR N                 NEWPORT BEACH               CA           92660
1         16465429    2537  LAGUNA VISTA DR             NOVATO                      CA           94945
1         16478919    28871  HEDGEROW                   MISSION VIEJO               CA           92692
1         16483133    200  WATERS RD                    NAPA                        CA           94558
1         16551004    4920  LEXINGTON CIRCLE            LOOMIS                      CA           95650
1         16552291    106  CALLE COREA                  PISMO BEACH                 CA           93449
1         16558462    7417  N REDLEDGE DR               PARADISE VALLEY             AZ           85253
1         16575078    757  ALDEN LN                     LIVERMORE                   CA           94550
1         16576688    4228  BOLINA DR                   UNION CITY                  CA           94587
1         16587198    940  LA MESA DR                   PORTOLA VALLEY              CA           94028
1         16589814    18830  S JEFFREY AVE              CERRITOS                    CA           90703
1         16602336    7622  E KELSEY CT                 ANHEIM                      CA           92808
1         16655169    7109  KENNY LN                    DALLAS                      TX           75230
1         16729220    196  NORTHWOOD DR                 SAN FRANCISCO               CA           94112
1         16738734    2044  LEWIS TERRACE               LOS ANGELES                 CA           90046
1         16744344    10790  WILSHIRE BLVD              LOS ANGELES                 CA           90024
1         16746018    375  LINDA VISTA AVE              PASADENA                    CA           91105
1         16783268    204  MCMILLAN DR                  SANTA CRUZ                  CA           95060
1         16785156    5292  HILLCREST DR                CAMBRIA                     CA           93428
1         16785974    4866  FLORESTA CT                 THOUSAND OAKS               CA           91362
1         16786006    1025  W N BEAR CREEK DR           MERCED                      CA           95340
1         16793325    5  MORGAN LN                      SAN RAFAEL                  CA           94901
1         16811549    1985  STRADELLA RD                LOS ANGELES                 CA           90077
1         16811911    1804  S TINTAH DR                 DIAMOND BAR                 CA           91765
1         16838492    1721  PORT STIRLING PL            NEWPORT BEACH               CA           92660
1         16842718    18  S OLD RANCH RD                ARCADIA                     CA           91007
1         16857096    12503  SENDA PANACEA              SAN DIEGO                   CA           92129
1         16857609    401  FIRST ST                     CORONADO                    CA           92118
1         16858458    1142  SAN LORI LN                 EL CAJON                    CA           92019
1         16858540    2921  CURIE ST                    SAN DIEGO                   CA           92122
1         16860223    648  A AVE                        CORONADO                    CA           92118
1         16861742    7602  VIA CAPRI                   LA JOLLA                    CA           92037
1         16862989    23255  MAPLE ST                   NEWHALL                     CA           91321
1         16863383    18221  KAREN DR                   TARZANA                     CA           91356

1         16464885            180            167   400000.00   382121.15  6.37500      0.25000   12/1/1998       3457.00     74.77
1         16465114            180            170   900000.00   870237.48  6.75000      0.50000    3/1/1999       7964.19     48.65
1         16465429            180            170   425000.00   411090.30  6.87500      0.62500    3/1/1999       3790.38     72.03
1         16478919            180            168   320000.00   306965.75  6.50000      0.25000    1/1/1999       2787.54     71.11
1         16483133            180            168   250000.00   240225.52  7.00000      0.75000    1/1/1999       2247.07     56.31
1         16551004            180            168   333000.00   319436.17  6.50000      0.25000    1/1/1999       2900.79     78.35
1         16552291            180            169   380000.00   359820.76  6.62500      0.37500    2/1/1999       3336.38     80.00
1         16558462            180            170   370000.00   343745.18  6.75000      0.50000    3/1/1999       3274.17     61.67
1         16575078            180            169   562000.00   541708.65  6.87500      0.62500    2/1/1999       5012.22     33.06
1         16576688            180            170   263000.00   254302.78  6.75000      0.50000    3/1/1999       2327.31     68.31
1         16587198            180            172   560000.00   544705.90  6.50000      0.25000    5/1/1999       4878.20     53.33
1         16589814            180            169   404000.00   388026.93  6.50000      0.25000    2/1/1999       3519.27     73.45
1         16602336            180            174   256000.00   250167.59  6.62500      0.37500    7/1/1999       2247.66     78.77
1         16655169            180            173   300000.00   293114.06  6.75000      0.50000    6/1/1999       2654.73     43.48
1         16729220            180            171   269000.00   261181.19  7.00000      0.75000    4/1/1999       2417.85     59.78
1         16738734            180            175   500000.00   492020.08  7.00000      0.75000    8/1/1999       4494.14     59.52
1         16744344            180            173   281000.00   274683.66  7.00000      0.75000    6/1/1999       2525.71     74.34
1         16746018            180            172   873200.00   850468.40  6.87500      0.62500    5/1/1999       7787.67     54.58
1         16783268            180            171   254550.00   246339.66  6.37500      0.25000    4/1/1999       2199.95     66.12
1         16785156            180            172   313000.00   304766.11  6.75000      0.50000    5/1/1999       2769.77     73.65
1         16785974            180            172   467088.00   454928.55  6.87500      0.62500    5/1/1999       4165.74     63.12
1         16786006            180            173   318750.00   311278.86  6.50000      0.25000    6/1/1999       2776.65     75.00
1         16793325            180            172   450000.00   438038.01  6.62500      0.37500    5/1/1999       3950.97     40.18
1         16811549            180            175   348000.00   342266.19  6.62500      0.37500    8/1/1999       3055.42     46.40
1         16811911            180            175   258400.00   254142.47  6.62500      0.37500    8/1/1999       2268.74     80.00
1         16838492            180            168   290000.00   278544.45  6.87500      0.62500    1/1/1999       2586.38     39.19
1         16842718            180            169   315000.00   303626.75  6.87500      0.62500    2/1/1999       2809.34     75.00
1         16857096            180            168   464800.00   445867.65  6.50000      0.25000    1/1/1999       4048.91     79.86
1         16857609            180            167   807000.00   735203.39  7.00000      0.75000   12/1/1998       7253.54     67.25
1         16858458            180            168   315000.00   300905.37  6.75000      0.50000    1/1/1999       2787.46     71.59
1         16858540            180            171   277600.00   268827.83  6.75000      0.50000    4/1/1999       2456.51     79.31
1         16860223            180            169   450000.00   433919.42  7.00000      0.75000    2/1/1999       4044.73     60.00
1         16861742            180            170   650000.00   628504.91  6.75000      0.50000    3/1/1999       5751.91     56.52
1         16862989            180            171   325000.00   308251.08  6.87500      0.62500    4/1/1999       2898.53     56.52
1         16863383            180            175   330000.00   324733.26  7.00000      0.75000    8/1/1999       2966.13     45.21

1         16464885          535000.00 Single Family Residence      Primary     Cash-Out Refinance
1         16465114         1850000.00 Single Family Residence      Primary     Cash-Out Refinance
1         16465429          590000.00 Single Family Residence      Primary     Rate/Term Refinance
1         16478919          450000.00 Single Family Residence      Primary     Rate/Term Refinance
1         16483133          444000.00 Single Family Residence      Primary     Cash-Out Refinance
1         16551004          425000.00 Single Family Residence      Primary     Rate/Term Refinance
1         16552291          475000.00 Single Family Residence      Second      Rate/Term Refinance
1         16558462          600000.00 Single Family Residence      Primary     Rate/Term Refinance
1         16575078         1700000.00 Single Family Residence      Primary     Rate/Term Refinance
1         16576688          385000.00 Single Family Residence      Primary     Cash-Out Refinance
1         16587198         1050000.00 Single Family Residence      Primary     Rate/Term Refinance
1         16589814          550000.00 Single Family Residence      Primary     Rate/Term Refinance
1         16602336          325000.00 Single Family Residence      Primary     Purpose
1         16655169          690000.00 Single Family Residence      Primary     Rate/Term Refinance
1         16729220          450000.00 Single Family Residence      Primary     Rate/Term Refinance
1         16738734          840000.00 Single Family Residence      Primary     Cash-Out Refinance
1         16744344          378000.00 Condominium                  Primary     Rate/Term Refinance
1         16746018         1600000.00 Single Family Residence      Primary     Rate/Term Refinance
1         16783268          385000.00 Single Family Residence      Primary     Cash-Out Refinance
1         16785156          425000.00 Single Family Residence      Second      Rate/Term Refinance
1         16785974          740000.00 Single Family Residence      Primary     Rate/Term Refinance
1         16786006          425000.00 Single Family Residence      Primary     Cash-Out Refinance
1         16793325         1120000.00 Single Family Residence      Primary     Cash-Out Refinance
1         16811549          750000.00 Single Family Residence      Primary     Cash-Out Refinance
1         16811911          323000.00 Single Family Residence      Primary     Purpose
1         16838492          740000.00 Single Family Residence      Primary     Rate/Term Refinance
1         16842718          420000.00 Single Family Residence      Primary     Rate/Term Refinance
1         16857096          582000.00 Single Family Residence      Primary     Purpose
1         16857609         1200000.00 Single Family Residence      Primary     Rate/Term Refinance
1         16858458          440000.00 Single Family Residence      Primary     Rate/Term Refinance
1         16858540          350000.00 Single Family Residence      Primary     Rate/Term Refinance
1         16860223          750000.00 Single Family Residence      Primary     Cash-Out Refinance
1         16861742         1150000.00 Single Family Residence      Primary     Rate/Term Refinance
1         16862989          575000.00 Single Family Residence      Primary     Rate/Term Refinance
1         16863383          730000.00 Single Family Residence      Primary     Purpose

1         16908311    13140  LOTH LORIAN DR             CLIFTON                     VA           20124
1         16914319    47  S AWIXA                       BAY SHORE                   NY           11706
1         16916256    100  HILTON AVENUE                GARDEN CITY                 NY           11530
1         16916777    68      SANDY HILL RD             OYSTER BAY COVE             NY           11771
1         16917379    20  CRANES NECK RD                OLD FIELD                   NY           11733
1         16930315    23      CLINTON AVE               SOUTH NYACK                 NY           10960
1         16931677    13      ASH ST                    MONSEY                      NY           10952
1         16931958    5       LYNHAVEN CT               MONSEY                      NY           10952
1         16932253    512  WARWICK AVE                  TEANECK                     NJ           07666
1         16944282    244  PEACEABLE ST                 RIDGEFIELD                  CT           06877
1         16944522    52  STONY BRAE RD                 NEWTON                      MA           02461
1         16957771    55  DEVONSHIRE DR                 WICKATUNK                   NJ           07765
1         16973034    549  KRISTEN CT                   ENCINITAS                   CA           92024
1         16973794    19897  DOUGLASS LN                SARATOGA                    CA           95070
1         17623737    166-18  14TH AVE                  BEECHHURST                  NY           11357
1         17624867    60  MALBA DR                      WHITE STONE                 NY           11357
1         17637729    15      HOBART ST                 BRONXVILLE                  NY           10708
1         17639667    99      FOREST AVE                NEW ROCHELLE                NY           10804
1         17642489    210     NORTH ST                  HARRISON                    NY           10528
1         17648973    420  W GRAND AVE UNIT 5D          CHICAGO                     IL           60610
1         17660754    426  WOODBURY RD                  COLD SPRING HARBOR          NY           11724
1         17661877    8  MINDY CT                       LATTINGTON                  NY           11560
1         17673559    190  GEORGE ST S                  TARPON SPRINGS              FL           34689
1         17674664    1700  BAYWOOD DR                  SARASOTA                    FL           34231
1         17676255    3012  W WAVERLY AVE               TAMPA                       FL           33629
1         17684457    46970  OCOTILLO CT                FREMONT                     CA           94539
1         17729674    509  2ND ST                       MANHATTAN BEACH             CA           90266
1         17755273    10  MORNINGSIDE DR                LAKEWOOD                    CO           80215
1         17764234    6924  HAZELTINE DR                FORT WORTH                  TX           76132
1         17774415    1199  LOCUST RD                   WILMETTE                    IL           60091
1         17784687    805  BENTWATER CIRCLE             NAPLES                      FL           34108
1         17787821    180  E ROCK RD                    NEW HAVEN                   CT           06511
1         17788662    30  HAWLEY RD                     HAMDEN                      CT           06517
1         17789413    29  OLD FARM RD                   WESTON                      CT           06883
1         17789991    37  SASCO CREEK RD                WESTPORT                    CT           06880

1         16908311            180            166   650000.00   619254.00  6.62500      0.37500   11/1/1998       5706.96     59.09
1         16914319            180            168   510000.00   489854.03  6.87500      0.62500    1/1/1999       4548.46     75.00
1         16916256            180            173   400000.00   391010.05  7.00000      0.75000    6/1/1999       3595.31     77.67
1         16916777            180            171   364000.00   353308.94  6.87500      0.62500    4/1/1999       3246.35     80.00
1         16917379            180            174   416000.00   408009.48  7.00000      0.75000    7/1/1999       3739.13     80.00
1         16930315            180            167   450000.00   430687.18  6.87500      0.62500   12/1/1998       4013.34     64.29
1         16931677            180            169   440000.00   423278.14  6.25000      0.25000    2/1/1999       3772.66     73.33
1         16931958            180            168   298000.00   286081.47  6.87500      0.62500    1/1/1999       2657.73     73.04
1         16932253            180            168   420000.00   403045.53  6.62500      0.37500    1/1/1999       3687.57     71.19
1         16944282            180            168   313000.00   300508.50  6.75000      0.50000    1/1/1999       2769.77     71.14
1         16944522            180            168   284000.00   272432.13  6.50000      0.25000    1/1/1999       2473.94     71.00
1         16957771            180            173   281250.00   274928.96  7.00000      0.75000    6/1/1999       2527.95     75.00
1         16973034            180            171   320000.00   310601.29  6.87500      0.62500    4/1/1999       2853.93     54.33
1         16973794            180            172   364700.00   342703.91  6.62500      0.37500    5/1/1999       3202.04     21.45
1         17623737            180            170   324000.00   313062.13  6.50000      0.25000    3/1/1999       2822.39     80.00
1         17624867            180            171   300000.00   291188.72  6.87500      0.62500    4/1/1999       2675.56     47.62
1         17637729            180            167   305000.00   291776.06  6.75000      0.50000   12/1/1998       2698.97     58.10
1         17639667            180            170   375000.00   348450.41  6.87500      0.62500    3/1/1999       3344.45     50.00
1         17642489            180            173   344000.00   335936.98  6.50000      0.25000    6/1/1999       2996.61     43.82
1         17648973            180            170   310096.00   299947.00  6.87500      0.62500    3/1/1999       2765.60     62.02
1         17660754            180            172   540000.00   525794.61  6.75000      0.50000    5/1/1999       4778.51     80.00
1         17661877            180            174   900000.00   882712.91  7.00000      0.75000    7/1/1999       8089.45     62.07
1         17673559            180            168   265500.00   254888.38  6.87500      0.62500    1/1/1999       2367.87     74.79
1         17674664            180            169   260000.00   244260.69  6.87500      0.62500    2/1/1999       2318.82     43.33
1         17676255            180            169   343400.00   331128.71  7.00000      0.75000    2/1/1999       3086.58     79.86
1         17684457            180            169   495000.00   459824.34  7.00000      0.75000    2/1/1999       4449.20     58.24
1         17729674            180            170   607000.00   587338.82  7.00000      0.75000    3/1/1999       5455.89     68.59
1         17755273            180            169   300000.00   288423.76  6.50000      0.25000    2/1/1999       2613.32     78.95
1         17764234            180            173   335000.00   327391.13  6.87500      0.62500    6/1/1999       2987.71     55.83
1         17774415            180            172   645000.00   628209.00  6.87500      0.62500    5/1/1999       5752.46     62.93
1         17784687            180            174   258800.00   253828.97  7.00000      0.75000    7/1/1999       2326.17     80.00
1         17787821            180            168   271000.00   260404.49  7.00000      0.75000    1/1/1999       2435.82     75.28
1         17788662            180            168   247000.00   237041.29  6.62500      0.37500    1/1/1999       2168.64     72.65
1         17789413            180            169   294600.00   283869.72  6.87500      0.62500    2/1/1999       2627.40     77.94
1         17789991            180            170   360000.00   346447.73  6.12500      0.25000    3/1/1999       3062.25     70.59

1         16908311         1100000.00 Single Family Residence      Primary     Rate/Term Refinance
1         16914319          680000.00 Single Family Residence      Primary     Purpose
1         16916256          515000.00 Condominium                  Primary     Purpose
1         16916777          455000.00 Single Family Residence      Primary     Rate/Term Refinance
1         16917379          520000.00 Single Family Residence      Primary     Purpose
1         16930315          700000.00 Single Family Residence      Primary     Cash-Out Refinance
1         16931677          600000.00 Single Family Residence      Primary     Cash-Out Refinance
1         16931958          408000.00 Single Family Residence      Primary     Cash-Out Refinance
1         16932253          590000.00 Single Family Residence      Primary     Rate/Term Refinance
1         16944282          440000.00 Single Family Residence      Primary     Cash-Out Refinance
1         16944522          400000.00 Single Family Residence      Primary     Rate/Term Refinance
1         16957771          375000.00 Single Family Residence      Primary     Cash-Out Refinance
1         16973034          589000.00 Single Family Residence      Primary     Cash-Out Refinance
1         16973794         1700000.00 Single Family Residence      Primary     Rate/Term Refinance
1         17623737          405000.00 Single Family Residence      Primary     Purpose
1         17624867          630000.00 Single Family Residence      Primary     Purpose
1         17637729          525000.00 Single Family Residence      Primary     Cash-Out Refinance
1         17639667          750000.00 Single Family Residence      Primary     Cash-Out Refinance
1         17642489          785000.00 Single Family Residence      Primary     Cash-Out Refinance
1         17648973          500000.00 Condominium                  Primary     Rate/Term Refinance
1         17660754          675000.00 Single Family Residence      Primary     Purpose
1         17661877         1450000.00 Single Family Residence      Primary     Purpose
1         17673559          355000.00 Single Family Residence      Primary     Rate/Term Refinance
1         17674664          600000.00 Single Family Residence      Primary     Cash-Out Refinance
1         17676255          430000.00 Single Family Residence      Primary     Purpose
1         17684457          850000.00 Single Family Residence      Primary     Rate/Term Refinance
1         17729674          885000.00 Single Family Residence      Primary     Rate/Term Refinance
1         17755273          380000.00 Single Family Residence      Primary     Purpose
1         17764234          600000.00 Single Family Residence      Primary     Rate/Term Refinance
1         17774415         1025000.00 Single Family Residence      Primary     Rate/Term Refinance
1         17784687          323500.00 Condominium                  Primary     Purpose
1         17787821          360000.00 Single Family Residence      Primary     Rate/Term Refinance
1         17788662          340000.00 Single Family Residence      Primary     Rate/Term Refinance
1         17789413          378000.00 Single Family Residence      Primary     Rate/Term Refinance
1         17789991          510000.00 Single Family Residence      Primary     Cash-Out Refinance

1         17817347    16625  MAVERICK LN                POWAY                       CA           92064
1         17876897    238  CATALPA DR                   ATHERTON                    CA           94027
1         17943564    1916  CLUB DR                     TROY                        MI           48098
1         17955568    2205  RUTLEDGE RD                 FALLSTON                    MD           21047
1         17969650    3412  HALLCREST DR                ATLANTA                     GA           30319
1         17972860    33  THE FAIRWAYS                  IPSWICH                     MA           01938
1         17981382    36  COVENTRY RD                   STAMFORD                    CT           06903
1         17986605    1302  DASHER LN                   RESTON                      VA           20190
1         17992207    11  YOUNG RD                      WESTON                      MA           02193
1         17992348    63  ATLANTIC AVENUE UNIT          BOSTON                      MA           02110
1         17992397    68  OLD ORCHARD RD                SHERBORN                    MA           01770
1         17994674    94  WAYSIDE INN RD                FRAMINGHAM                  MA           01701
1         17995846    2027  ST ANDREWS DR               BERWYN                      PA           19312
1         17997339    118  N MERION AVE                 LOWER MERION TWP            PA           19010
1         17998733    309  S 3RD ST                     PHILADELPHIA                PA           19106
1         18008474    6312  MONERO DR                   RANCHO PALOS VERDES         CA           90275
1         18022517    48221  AVALON HEIGHTS TERRA       FREMONT                     CA           94539
1         18075788    149  VAILWOOD PL                  SAN MATEO                   CA           94403
1         18075804    154  ALBERTA AVE                  SAN CARLOS                  CA           94070
1         18080291    722  W 49 ST                      MIAMI BEACH                 FL           33140
1         18084632    107  N WINDY POINTE               ORANGE                      CA           92869
1         18090514    3285  BUTTERFLY LN                MORGAN HILL                 CA           95037
1         18091876    207  N THIRD ST                   CAMPBELL                    CA           95008
1         18092668    612  AZEVEDO CT                   SANTA CLARA                 CA           95051
1         18093237    2071  MADEN LN                    SANTA CLARA                 CA           95051
1         18095109    515  OCEAN AVE UNIT 302           SANTA MONICA                CA           90402
1         18108373    2386  VASSAR DR                   BOULDER                     CO           80303
1         18182659    189  LINCOLN RD                   LINCOLN                     MA           01773
1         18184093    1409  VIA CASTILLA                PALOS VERDES ESTATES        CA           90274
1         18189787    11020  MUIRFIELD DR               RANCHO MIRAGE               CA           92270
1         18190835    5366  VALLEY VIEW RD              RANCHO PALOS VERDES         CA           90275
1         18191791    20685  NW 27 AVE                  BOCA RATON                  FL           33434
1         18194902    7335  SHELBORNE DR                GRANITE BAY                 CA           95746
1         18221630    32-26   162ND ST                  FLUSHING                    NY           11350
1         18224998    885  CENTERBURY RD                SAN MARINO                  CA           91108

1         17817347            180            170   304300.00   292262.37  6.87500      0.62500    3/1/1999       2713.91     59.67
1         17876897            180            168   630000.00   604338.83  6.50000      0.25000    1/1/1999       5487.97     43.45
1         17943564            180            168   300000.00   287904.33  6.62500      0.37500    1/1/1999       2633.98     55.87
1         17955568            180            167   462000.00   441968.91  6.75000      0.50000   12/1/1998       4088.28     57.75
1         17969650            180            172   268000.00   260795.67  6.75000      0.50000    5/1/1999       2371.56     80.00
1         17972860            180            168   312000.00   299548.42  6.75000      0.50000    1/1/1999       2760.92     75.18
1         17981382            180            169   273000.00   263125.34  7.00000      0.75000    2/1/1999       2453.80     65.00
1         17986605            180            173   264000.00   257940.40  6.75000      0.50000    6/1/1999       2336.16     72.33
1         17992207            180            173   270000.00   261165.72  6.75000      0.50000    6/1/1999       2389.26     40.91
1         17992348            180            168   420000.00   403066.10  6.62500      0.37500    1/1/1999       3687.57     65.63
1         17992397            180            168   540000.00   518227.73  6.62500      0.37500    1/1/1999       4741.17     75.00
1         17994674            180            169   329375.00   317604.87  7.00000      0.75000    2/1/1999       2960.52     83.07
1         17995846            180            171   448000.00   434704.14  6.75000      0.50000    4/1/1999       3964.39     77.91
1         17997339            180            171   264000.00   255917.68  6.37500      0.25000    4/1/1999       2281.62     80.00
1         17998733            180            175   380000.00   373870.33  6.87500      0.62500    8/1/1999       3389.05     44.71
1         18008474            180            169   275000.00   262163.68  6.75000      0.50000    2/1/1999       2433.50     62.50
1         18022517            180            169   650000.00   607670.28  6.75000      0.50000    2/1/1999       5751.91     54.17
1         18075788            180            170   400000.00   386496.49  6.50000      0.25000    3/1/1999       3484.43     68.97
1         18075804            180            169   330000.00   317961.77  6.75000      0.50000    2/1/1999       2920.20     70.97
1         18080291            180            171   250000.00   242657.18  6.87500      0.62500    4/1/1999       2229.64     70.42
1         18084632            180            168   340000.00   326569.43  6.87500      0.62500    1/1/1999       3032.30     77.27
1         18090514            180            170   348000.00   336372.34  6.62500      0.37500    3/1/1999       3055.42     63.27
1         18091876            180            168   300000.00   287149.59  6.50000      0.25000    1/1/1999       2613.32     52.17
1         18092668            180            168   291000.00   278467.06  6.50000      0.25000    1/1/1999       2534.92     59.15
1         18093237            180            169   358000.00   345206.96  7.00000      0.75000    2/1/1999       3217.81     76.17
1         18095109            180            168   455000.00   436841.48  6.75000      0.50000    1/1/1999       4026.34     72.80
1         18108373            180            167   375000.00   358574.73  6.62500      0.37500   12/1/1998       3292.48     70.09
1         18182659            180            169   280000.00   269589.77  6.62500      0.37500    2/1/1999       2458.38     31.11
1         18184093            180            172  1000000.00   973387.77  6.75000      0.50000    5/1/1999       8849.09     54.05
1         18189787            180            173   500000.00   488402.45  6.62500      0.37500    6/1/1999       4389.97     59.52
1         18190835            180            169   521000.00   492874.15  6.87500      0.62500    2/1/1999       4646.56     63.15
1         18191791            180            168   292500.00   276907.00  6.87500      0.62500    1/1/1999       2608.67     75.00
1         18194902            180            169   395000.00   379512.22  7.00000      0.75000    2/1/1999       3550.37     71.82
1         18221630            180            173   337000.00   329345.71  6.87500      0.62500    6/1/1999       3005.55     77.47
1         18224998            180            170   650000.00   614978.57  6.87500      0.62500    3/1/1999       5797.05     68.42

1         17817347          510000.00 Single Family Residence      Primary     Rate/Term Refinance
1         17876897         1450000.00 Single Family Residence      Primary     Rate/Term Refinance
1         17943564          537000.00 Single Family Residence      Primary     Cash-Out Refinance
1         17955568          800000.00 Single Family Residence      Primary     Rate/Term Refinance
1         17969650          335000.00 Single Family Residence      Primary     Rate/Term Refinance
1         17972860          415000.00 Single Family Residence      Primary     Rate/Term Refinance
1         17981382          420000.00 Single Family Residence      Primary     Purpose
1         17986605          365000.00 Single Family Residence      Primary     Rate/Term Refinance
1         17992207          660000.00 Single Family Residence      Primary     Rate/Term Refinance
1         17992348          640000.00 Condominium                  Primary     Cash-Out Refinance
1         17992397          720000.00 Single Family Residence      Primary     Cash-Out Refinance
1         17994674          396500.00 Single Family Residence      Primary     Purpose
1         17995846          575000.00 Single Family Residence      Primary     Purpose
1         17997339          330000.00 Single Family Residence      Primary     Rate/Term Refinance
1         17998733          850000.00 Single Family Residence      Primary     Cash-Out Refinance
1         18008474          440000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18022517         1200000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18075788          580000.00 Single Family Residence      Primary     Purpose
1         18075804          465000.00 Single Family Residence      Primary     Cash-Out Refinance
1         18080291          355000.00 Single Family Residence      Primary     Cash-Out Refinance
1         18084632          440000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18090514          550000.00 Single Family Residence      Primary     Cash-Out Refinance
1         18091876          575000.00 Single Family Residence      Primary     Cash-Out Refinance
1         18092668          492000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18093237          470000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18095109          625000.00 Condominium                  Primary     Cash-Out Refinance
1         18108373          535000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18182659          900000.00 Single Family Residence      Primary     Cash-Out Refinance
1         18184093         1850000.00 Single Family Residence      Primary     Cash-Out Refinance
1         18189787          840000.00 Single Family Residence      Primary     Purpose
1         18190835          825000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18191791          390000.00 Single Family Residence      Primary     Cash-Out Refinance
1         18194902          550000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18221630          435000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18224998          950000.00 Single Family Residence      Primary     Rate/Term Refinance

1         18228676    69  KIMBERLIN HEIGHTS DR          OAKLAND                     CA           94619
1         18230433    2000  BRAEMAR RD                  OAKLAND                     CA           94602
1         18230573    2944  75TH AVE                    OAKLAND                     CA           94605
1         18247924    12471  SW 76 ST                   MIAMI                       FL           33183
1         18247965    448  ALAMANDA                     GOLDEN ISLES HALLAN         FL           33009
1         18252619    16651  BOHLMAN RD                 SARATOGA                    CA           95070
1         18258624    2240  ASHBOURNE DR                SAN MARINO                  CA           91108
1         18353086    125  SWETT RD                     WOODSIDE                    CA           94062
1         18356089    3317  W SHORE DR                  ORCHARD LAKE VILLAGE        MI           48324
1         18360727    4101  W LAKE CIRCLE N             LITTLETON                   CO           80123
1         18363168    328  POMPANO CIRCLE               SAN MATEO                   CA           94404
1         18366625    183  SANDY POND RD                LINCOLN                     MA           01773
1         18390617    143  WALTER HAYS DR               PALO ALTO                   CA           94303
1         18390666    532  CALISTOGA CIRCLE             FREMONT                     CA           94536
1         18530279    2992  LONGSPUR DR                 FULLERTON                   CA           92835
1         18530394    18718  ROCHELLE AVE               CERRITOS                    CA           90703
1         18530402    30692  BELLE MAISON               LAGUNA NIGUEL               CA           92677
1         18531384    19  SEABLUFF                      NEWPORT BEACH               CA           92660
1         18531400    17  ELDERBERRY                    IRVINE                      CA           92612
1         18533760    5947  HWY ONE                     BODEGA BAY                  CA           94923
1         18547091    12146  FALCON CREST WAY           NORTHRIDGE                  CA           91326
1         18548412    2817  ST JAMES RD                 BELMONT                     CA           94002
1         18548453    116  ALEXANDER AVE                LARKSPUR                    CA           94939
1         18565986    160  FREMONT AVE                  LOS ALTOS                   CA           94022
1         18566042    700  PROMONTORY POINT UNI         FOSTER CITY                 CA           94404
1         18566703    335  THATCHER LN                  FOSTER CITY                 CA           94404
1         18575340    8739  LOST COVE DR                ORLANDO                     FL           32819
1         18576140    16  AMBERWOOD LN                  LITTLETON                   CO           80127
1         18577254    165  GRANDVIEW RD                 FAIRFIELD                   CT           06432
1         18583245    1101  GRANVIA ALTAMIRA            PALOS VERDES ESTATES        CA           90274
1         18585497    720  INVERNESS DR                 RANCHO MIRAGE               CA           92270
1         18602938    2570  NICHOLS CANYON RD           LOS ANGELES                 CA           90046
1         18603910    1584  LLOYD WAY                   MOUNTAIN VIEW               CA           94040
1         18604058    821  BARRON AVE                   PALO ALTO                   CA           94306
1         18613786    239  CASELLI AVE                  SAN FRANCISCO               CA           94114

1         18228676            180            169   300000.00   278443.82  6.87500      0.62500    2/1/1999       2675.56     62.50
1         18230433            180            172   356250.00   345868.24  6.62500      0.37500    5/1/1999       3127.85     75.00
1         18230573            180            173   243000.00   236835.45  6.37500      0.25000    6/1/1999       2100.13     90.00
1         18247924            180            170   281330.00   270187.21  6.25000      0.25000    3/1/1999       2412.19     75.63
1         18247965            180            170   310000.00   299748.48  6.75000      0.50000    3/1/1999       2743.22     72.94
1         18252619            180            169   650000.00   590598.58  6.62500      0.37500    2/1/1999       5706.96     73.86
1         18258624            180            170   330000.00   312021.74  6.87500      0.62500    3/1/1999       2943.12     55.00
1         18353086            180            172   435000.00   423794.00  7.00000      0.75000    5/1/1999       3909.90     33.46
1         18356089            180            168   900000.00   864734.69  7.00000      0.75000    1/1/1999       8089.45     33.33
1         18360727            180            168   284000.00   272500.65  6.75000      0.50000    1/1/1999       2513.14     64.55
1         18363168            180            169   312000.00   300850.86  7.00000      0.75000    2/1/1999       2804.34     56.73
1         18366625            180            171   600000.00   582560.28  7.00000      0.75000    4/1/1999       5392.97     46.15
1         18390617            180            167   315000.00   301202.79  6.62500      0.37500   12/1/1998       2765.68     43.75
1         18390666            180            167   270000.00   258173.86  6.62500      0.37500   12/1/1998       2370.58     72.97
1         18530279            180            168   252000.00   241630.38  6.37500      0.25000    1/1/1999       2177.91     64.62
1         18530394            180            170   304000.00   293842.51  6.62500      0.37500    3/1/1999       2669.10     77.95
1         18530402            180            169   320000.00   307905.68  7.00000      0.75000    2/1/1999       2876.25     50.79
1         18531384            180            170   650000.00   628504.91  6.75000      0.50000    3/1/1999       5751.91     78.41
1         18531400            180            171   267200.00   256540.90  6.87500      0.62500    4/1/1999       2383.03     51.88
1         18533760            180            171   281250.00   273075.17  7.00000      0.75000    4/1/1999       2527.95     75.00
1         18547091            180            168   246000.00   236214.99  6.87500      0.62500    1/1/1999       2193.96     75.00
1         18548412            180            169   435000.00   418351.48  6.75000      0.50000    2/1/1999       3849.36     60.92
1         18548453            180            167   394000.00   376210.66  6.25000      0.25000   12/1/1998       3378.25     71.64
1         18565986            180            168   650000.00   623524.07  6.50000      0.25000    1/1/1999       5662.20     50.39
1         18566042            180            167   273000.00   260673.97  6.25000      0.25000   12/1/1998       2340.76     65.00
1         18566703            180            167   328000.00   312622.32  6.62500      0.37500   12/1/1998       2879.82     46.86
1         18575340            180            171   525000.00   509092.39  6.50000      0.25000    4/1/1999       4573.31     75.00
1         18576140            180            168   278000.00   266791.36  6.62500      0.37500    1/1/1999       2440.82     57.32
1         18577254            180            172   270000.00   262971.19  6.87500      0.62500    5/1/1999       2408.01     75.00
1         18583245            180            169   300000.00   283989.65  6.87500      0.62500    2/1/1999       2675.56     40.00
1         18585497            180            174   380000.00   372598.63  7.00000      0.75000    7/1/1999       3415.55     80.00
1         18602938            180            169   530000.00   510864.00  6.87500      0.62500    2/1/1999       4726.83     58.89
1         18603910            180            168   424000.00   406904.81  6.62500      0.37500    1/1/1999       3722.69     79.85
1         18604058            180            168   530000.00   508848.33  6.75000      0.50000    1/1/1999       4690.02     56.23
1         18613786            180            167   274000.00   260402.37  6.62500      0.37500   12/1/1998       2405.70     51.60

1         18228676          480000.00 Single Family Residence      Primary     Cash-Out Refinance
1         18230433          475000.00 Single Family Residence      Primary     Cash-Out Refinance
1         18230573          270000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18247924          372000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18247965          425000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18252619          880000.00 Single Family Residence      Primary     Cash-Out Refinance
1         18258624          600000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18353086         1300000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18356089         2700000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18360727          440000.00 Single Family Residence      Primary     Cash-Out Refinance
1         18363168          550000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18366625         1300000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18390617          720000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18390666          370000.00 Single Family Residence      Primary     Cash-Out Refinance
1         18530279          390000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18530394          390000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18530402          630000.00 Single Family Residence      Primary     Cash-Out Refinance
1         18531384          829000.00 Single Family Residence      Primary     Purpose
1         18531400          515000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18533760          375000.00 Single Family Residence      Second      Rate/Term Refinance
1         18547091          328000.00 Single Family Residence      Primary     Cash-Out Refinance
1         18548412          714000.00 Single Family Residence      Primary     Cash-Out Refinance
1         18548453          550000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18565986         1290000.00 Single Family Residence      Primary     Cash-Out Refinance
1         18566042          420000.00 Condominium                  Primary     Cash-Out Refinance
1         18566703          700000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18575340          700000.00 Single Family Residence      Primary     Cash-Out Refinance
1         18576140          485000.00 Single Family Residence      Primary     Cash-Out Refinance
1         18577254          360000.00 Single Family Residence      Primary     Cash-Out Refinance
1         18583245          750000.00 Single Family Residence      Primary     Cash-Out Refinance
1         18585497          475000.00 Condominium                  Second      Purpose
1         18602938          900000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18603910          531000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18604058          942500.00 Single Family Residence      Primary     Cash-Out Refinance
1         18613786          531000.00 Single Family Residence      Primary     Rate/Term Refinance

1         18614057    888  BEAVER CT                    FREMONT                     CA           94539
1         18614255    2536  BUTTERNUT DR                HILLSBOROUGH                CA           94010
1         18615922    12316  BALLAS POUND DR            DES PERES                   MO           63131
1         18631325    4146  SLEEPING INDIAN RD          FALLBROOK                   CA           92028
1         18639716    1054  EMBURY ST                   LOS ANGELES                 CA           90272
1         18640185    114  LOWER LAKE RD                THOUSAND OAKS               CA           91361
1         18644740    23  CABALLEROS RD                 ROLLING HILLS               CA           90274
1         18645010    21975  SAN FERNANDO AVE           CUPERTINO                   CA           95014
1         18645176    2003  WELLINGTON DR               MILPITAS                    CA           95035
1         18645358    1387  BORDEAUX ST                 PLEASANTON                  CA           94566
1         18645366    1170  CRANDANO CT                 SUNNYVALE                   CA           94087
1         18645606    1013  N CALIFORNIA AVE            PALO ALTO                   CA           94303
1         18645630    620  EL CERRITO AVE               HILLSBOROUGH                CA           94010
1         18645820    730  HAMILTON AVE                 PALO ALTO                   CA           94301
1         18645978    920  RIVERSIDE DR                 SAN JOSE                    CA           95125
1         18652420    11920  28TH AVE N                 PLYMOUTH                    MN           55441
1         18652578    609  YARBORO                      BLOOMFIELD HILLS            MI           48304
1         18653311    9737  DECATUR                     INDIANAPOLIS                IN           46256
1         18669887    1201  MILLS AVE                   BURLINGAME                  CA           94010
1         18673772    1150  LOMBARD ST UNIT 6           SAN FRANCISCO               CA           94109
1         18674382    12684  INDIO CT                   SARATOGA                    CA           95070
1         18674408    708  BAYSWATER                    WALNUT CREEK                CA           94598
1         18674614    16353  AZTEC RIDGE DR             LOS GATOS                   CA           95032
1         18687038    35318  NEWCASTLE CT               NEWARK                      CA           94560
1         18707661    10008  THOMPSON RIDGE CT          GREAT FALLS                 VA           22066
1         18710731    30880  SAINT ANDREWS LN           EVERGREEN                   CO           80439
1         18716084    5382  AMALFI DR                   IRVINE                      CA           92612
1         18716506    6176  EAGLECREST DR               HUNTINGTON BEACH            CA           92648
1         18716688    22661  SHADY GROVE CIRCLE         LAKE FOREST                 CA           92630
1         18717025    2139  N GRANDVIEW RD              ORANGE                      CA           92867
1         18717041    855  HAMILTON AVE                 PALO ALTO                   CA           94301
1         18717298    14160  MIRANDA RD                 LOS ALTOS HILLS             CA           94022
1         18717314    623  SOUTHDALE WAY                WOODSIDE                    CA           94062
1         18717819    404  EL CENTRO RD                 HILLSBOROUGH                CA           94010
1         18717918    27228  PRADO DEL SOL              CARMEL                      CA           93923

1         18614057            180            167   440000.00   420333.27  6.37500      0.25000   12/1/1998       3802.70     67.48
1         18614255            180            167   450000.00   430088.81  6.50000      0.25000   12/1/1998       3919.98     34.62
1         18615922            180            167   334000.00   319221.42  6.50000      0.25000   12/1/1998       2909.50     68.02
1         18631325            180            170   252800.00   244526.16  6.87500      0.62500    3/1/1999       2254.61     67.41
1         18639716            180            168   638800.00   613566.18  6.87500      0.62500    1/1/1999       5697.17     73.43
1         18640185            180            168   498500.00   478195.04  6.50000      0.25000    1/1/1999       4342.47     57.97
1         18644740            180            168   365000.00   350132.78  6.50000      0.25000    1/1/1999       3179.54     30.42
1         18645010            180            168   412000.00   395388.65  6.62500      0.37500    1/1/1999       3617.33     63.38
1         18645176            180            168   300000.00   274629.35  6.75000      0.50000    1/1/1999       2654.73     53.57
1         18645358            180            167   350000.00   334669.74  6.62500      0.37500   12/1/1998       3072.98     51.85
1         18645366            180            168   304000.00   291359.61  6.25000      0.25000    1/1/1999       2606.57     52.87
1         18645606            180            168   490000.00   470444.61  6.75000      0.50000    1/1/1999       4336.06     71.01
1         18645630            180            168   811000.00   778964.01  6.87500      0.62500    1/1/1999       7232.94     43.37
1         18645820            180            168   550500.00   528530.15  6.75000      0.50000    1/1/1999       4871.43     64.01
1         18645978            180            168   350000.00   336031.96  6.75000      0.50000    1/1/1999       3097.18     53.03
1         18652420            180            168   341250.00   327631.16  6.75000      0.50000    1/1/1999       3019.75     75.00
1         18652578            180            168   940000.00   902868.29  6.87500      0.62500    1/1/1999       8383.43     67.14
1         18653311            180            170   650000.00   628726.38  6.87500      0.62500    3/1/1999       5797.05     43.33
1         18669887            180            169   420000.00   404643.75  6.75000      0.50000    2/1/1999       3716.62     75.00
1         18673772            180            167   552800.00   528587.02  6.62500      0.37500   12/1/1998       4853.55     63.91
1         18674382            180            168   350000.00   333211.76  6.75000      0.50000    1/1/1999       3097.18     46.67
1         18674408            180            168   250000.00   227976.51  6.87500      0.62500    1/1/1999       2229.64     49.02
1         18674614            180            167   367000.00   347749.29  6.62500      0.37500   12/1/1998       3222.23     18.35
1         18687038            180            171   248000.00   240639.72  6.75000      0.50000    4/1/1999       2194.58     68.89
1         18707661            180            168   570000.00   547714.15  7.00000      0.75000    1/1/1999       5123.32     75.00
1         18710731            180            169   431250.00   407124.87  6.62500      0.37500    2/1/1999       3786.35     75.00
1         18716084            180            172   306000.00   296404.88  6.87500      0.62500    5/1/1999       2729.07     48.96
1         18716506            180            171   424000.00   401543.66  6.87500      0.62500    4/1/1999       3781.46     70.67
1         18716688            180            172   250600.00   243640.37  6.87500      0.62500    5/1/1999       2234.99     78.31
1         18717025            180            172   300000.00   292190.27  6.87500      0.62500    5/1/1999       2675.56     52.45
1         18717041            180            168   650000.00   623524.07  6.50000      0.25000    1/1/1999       5662.20     29.55
1         18717298            180            170  1000000.00   967609.34  7.00000      0.75000    3/1/1999       8988.28     65.79
1         18717314            180            168   492000.00   472364.93  6.75000      0.50000    1/1/1999       4353.75     60.74
1         18717819            180            168   500000.00   479602.71  6.50000      0.25000    1/1/1999       4355.54     23.81
1         18717918            180            168   425000.00   407511.92  6.37500      0.25000    1/1/1999       3673.06     42.50

1         18614057          652000.00 Single Family Residence      Primary     Cash-Out Refinance
1         18614255         1300000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18615922          491000.00 Single Family Residence      Primary     Cash-Out Refinance
1         18631325          375000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18639716          870000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18640185          860000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18644740         1200000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18645010          650000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18645176          560000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18645358          675000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18645366          575000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18645606          690000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18645630         1870000.00 Single Family Residence      Primary     Cash-Out Refinance
1         18645820          860000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18645978          660000.00 Single Family Residence      Primary     Cash-Out Refinance
1         18652420          455000.00 Single Family Residence      Primary     Cash-Out Refinance
1         18652578         1400000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18653311         1500000.00 Single Family Residence      Primary     Cash-Out Refinance
1         18669887          560000.00 Single Family Residence      Primary     Cash-Out Refinance
1         18673772          865000.00 Condominium                  Primary     Cash-Out Refinance
1         18674382          750000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18674408          510000.00 Single Family Residence      Primary     Purpose
1         18674614         2000000.00 Single Family Residence      Primary     Cash-Out Refinance
1         18687038          360000.00 Single Family Residence      Primary     Cash-Out Refinance
1         18707661          760000.00 Single Family Residence      Primary     Cash-Out Refinance
1         18710731          575000.00 Single Family Residence      Primary     Cash-Out Refinance
1         18716084          625000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18716506          600000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18716688          320000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18717025          572000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18717041         2200000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18717298         1520000.00 Single Family Residence      Primary     Cash-Out Refinance
1         18717314          810000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18717819         2100000.00 Single Family Residence      Primary     Cash-Out Refinance
1         18717918         1000000.00 Single Family Residence      Primary     Cash-Out Refinance

1         18717926    14130  VERDA DEL PORTAL           SALINAS                     CA           93908
1         18743922    345  CANYON FALLS DR              FOLSOM                      CA           95630
1         18745349    307  ASTER CT                     RIPON                       CA           95366
1         18745679    8449  MEEKS BAY AVE               MEEKS BAY                   CA           95358
1         18747733    3209  LAUREL AVE                  MANHATTAN BEACH             CA           90266
1         18754424    45  KATRINA DR                    SLEEPY HOLLOW               IL           60118
1         18765164    3191  COACHLIGHT CIRCLE           LAS VEGAS                   NV           89117
1         18765222    4546  TOWNVIEW DR                 LAS VEGAS                   NV           89129
1         18766246    8100  PEBBLESHIRE AVE             LAS VEGAS                   NV           89117
1         18807297    15970  CARMENIA DR                WHITTIER                    CA           90603
1         18818005    27  ST PAUL LN                    LAGUNA NIGUEL               CA           92677
1         18824383    13952  PAUMA VISTA DR             VALLEY CENTER               CA           92082
1         18824714    19201  MESA DR                    VILLA PARK                  CA           92861
1         18824748    716  CAMINO TIERRA SANTA          CAMARILLO                   CA           93010
1         18834051    865  S SAN TOMAS AQUINO R         CAMPBELL                    CA           95008
1         18834416    96  SYLVAN DR                     SAN FRANCISCO               CA           94132
1         18834739    405  GOLDEN OAK DR                PORTOLA VALLEY              CA           94028
1         18835082    7048  HUNTSFIELD CT               SAN JOSE                    CA           95120
1         18840900    933  NORTHWOOD BLVD UNIT          INCLINE VILLAGE             NV           89451
1         18841569    5093  SOUTHERN HILLS LN           LAS VEGAS                   NV           89113
1         18846949    1809  WOODS POINT WAY             TRUCKEE                     CA           96161
1         18849919    37  VIA PARADISO ST               HENDERSON                   NV           89011
1         18855577    2309  247TH ST                    LOMITA                      CA           90717
1         18862433    944  FRESNO AVE                   BERKELEY                    CA           94707
1         18867002    1404  RIFLE RANGE RD              EL CERRITO                  CA           94530
1         18867499    2400  FULTON ST                   SAN FRANCISCO               CA           94118
1         18867895    35  MELROSE CT                    HILLSBOROUGH                CA           94010
1         18868174    245  CASTRO ST                    SAN FRANCISCO               CA           94114
1         18868430    40  DONALD DR                     ORINDA                      CA           94563
1         18868547    560  WOODMONT AVE                 BERKELEY                    CA           94708
1         18868794    7  HARTWOOD CT                    LAFAYETTE                   CA           94549
1         18869594    4925  MONACO DR                   PLEASANTON                  CA           94566
1         18874107    5091  RHONDA DR                   SAN JOSE                    CA           95129
1         18875518    169  OAK CREEK BLVD               SCOTTS VALLEY               CA           95066
1         18876599    1681  HANCHETT AVE                SAN JOSE                    CA           95128

1         18717926            180            168   250000.00   239607.92  6.25000      0.25000    1/1/1999       2143.56     40.00
1         18743922            180            170   290000.00   280606.72  7.00000      0.75000    3/1/1999       2606.60     65.17
1         18745349            180            172   292000.00   284318.52  6.75000      0.50000    5/1/1999       2583.94     75.84
1         18745679            180            172   333600.00   324824.20  6.75000      0.50000    5/1/1999       2952.06     45.70
1         18747733            180            168   518500.00   497594.60  6.62500      0.37500    1/1/1999       4552.40     47.14
1         18754424            180            168   318500.00   305788.99  6.75000      0.50000    1/1/1999       2818.44     75.83
1         18765164            180            168   397000.00   373029.56  6.87500      0.62500    1/1/1999       3540.66     77.84
1         18765222            180            168   269000.00   258347.47  6.87500      0.62500    1/1/1999       2399.09     70.79
1         18766246            180            168   279000.00   244781.36  6.37500      0.25000    1/1/1999       2411.26     64.88
1         18807297            180            171   536000.00   519759.01  6.50000      0.25000    4/1/1999       4669.14     75.49
1         18818005            180            169   398000.00   382769.82  6.75000      0.50000    2/1/1999       3521.94     50.38
1         18824383            180            168   452900.00   430526.09  6.75000      0.50000    1/1/1999       4007.75     69.68
1         18824714            180            168   263500.00   252767.04  6.50000      0.25000    1/1/1999       2295.37     38.75
1         18824748            180            168   483000.00   463916.92  6.87500      0.62500    1/1/1999       4307.66     50.84
1         18834051            180            168   335000.00   289671.08  6.87500      0.62500    1/1/1999       2987.71     74.44
1         18834416            180            168   331000.00   314788.86  6.87500      0.62500    1/1/1999       2952.04     56.10
1         18834739            180            168  1500000.00  1440747.18  6.87500      0.62500    1/1/1999      13377.82     69.77
1         18835082            180            169   420000.00   404991.48  7.00000      0.75000    2/1/1999       3775.08     54.90
1         18840900            180            169   468000.00   450927.54  6.75000      0.50000    2/1/1999       4141.38     80.00
1         18841569            180            169   245000.00   233220.35  6.87500      0.62500    2/1/1999       2185.04     72.06
1         18846949            180            171   450000.00   434718.25  6.87500      0.62500    4/1/1999       4013.34     46.15
1         18849919            180            172   520000.00   506177.22  6.62500      0.37500    5/1/1999       4565.57     80.00
1         18855577            180            173   284000.00   277549.46  6.87500      0.62500    6/1/1999       2532.87     80.00
1         18862433            180            173   393750.00   384520.88  6.50000      0.25000    6/1/1999       3429.99     75.00
1         18867002            180            168   330000.00   316694.76  6.62500      0.37500    1/1/1999       2897.38     69.47
1         18867499            180            168   619000.00   593529.06  6.37500      0.25000    1/1/1999       5349.71     63.49
1         18867895            180            168  1000000.00   960498.21  6.87500      0.62500    1/1/1999       8918.54     58.82
1         18868174            180            168   570000.00   547018.27  6.62500      0.37500    1/1/1999       5004.56     65.14
1         18868430            180            168   540000.00   517779.81  6.37500      0.25000    1/1/1999       4666.95     51.41
1         18868547            180            168   280000.00   268780.37  6.75000      0.50000    1/1/1999       2477.75     60.74
1         18868794            180            168   405000.00   386796.32  6.62500      0.37500    1/1/1999       3555.87     75.00
1         18869594            180            168   378600.00   362702.24  6.12500      0.25000    1/1/1999       3220.47     67.01
1         18874107            180            171   331000.00   321017.87  6.87500      0.62500    4/1/1999       2952.04     79.76
1         18875518            180            172   250500.00   243733.60  7.00000      0.75000    5/1/1999       2251.56     50.10
1         18876599            180            172   320000.00   311493.64  6.62500      0.37500    5/1/1999       2809.58     58.18

1         18717926          625000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18743922          445000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18745349          385000.00 Single Family Residence      Primary     Purpose
1         18745679          730000.00 Single Family Residence      Second      Rate/Term Refinance
1         18747733         1100000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18754424          420000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18765164          510000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18765222          380000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18766246          430000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18807297          710000.00 Single Family Residence      Primary     Cash-Out Refinance
1         18818005          790000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18824383          650000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18824714          680000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18824748          950000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18834051          450000.00 Single Family Residence      Primary     Cash-Out Refinance
1         18834416          590000.00 Single Family Residence      Primary     Cash-Out Refinance
1         18834739         2150000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18835082          765000.00 Single Family Residence      Primary     Cash-Out Refinance
1         18840900          585000.00 Condominium                  Primary     Purpose
1         18841569          340000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18846949          975000.00 Single Family Residence      Second      Purpose
1         18849919          650000.00 Single Family Residence      Second      Purpose
1         18855577          355000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18862433          525000.00 Single Family Residence      Primary     Cash-Out Refinance
1         18867002          475000.00 Single Family Residence      Primary     Cash-Out Refinance
1         18867499          975000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18867895         1700000.00 Single Family Residence      Primary     Cash-Out Refinance
1         18868174          875000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18868430         1050300.00 Single Family Residence      Primary     Rate/Term Refinance
1         18868547          461000.00 Single Family Residence      Primary     Cash-Out Refinance
1         18868794          540000.00 Single Family Residence      Primary     Cash-Out Refinance
1         18869594          565000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18874107          415000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18875518          500000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18876599          550000.00 Single Family Residence      Primary     Cash-Out Refinance

1         18892190    5300  PENNY LN                    PLEASANTON                  CA           94588
1         18892885    1306  MASTERSON LN                LAFAYETTE                   CA           94549
1         18893099    1215  WHISPERING OAKS DR          DANVILLE                    CA           94506
1         18894329    5119  EASTBOURNE DR               SAN JOSE                    CA           95138
1         18894451    192  LEEWARD CT                   VALLEJO                     CA           94591
1         18895060    101  LACKLAND CT                  ALAMO                       CA           94507
1         18917864    1516  SINALOA DR                  SANTA BARBARA               CA           93108
1         18921288    2675  FINI DR                     MILFORD                     MI           48380
1         18943738    2667  KEPPLER DR                  SAN JOSE                    CA           95148
1         18943985    47  WATERSIDE CIRCLE              REDWOOD CITY                CA           94065
1         18951632    21119  TULSA ST                   CHATSWORTH                  CA           91311
1         18952309    19215  WOODLANDS LN               HUNTINGTON BEACH            CA           92648
1         19015734    1312  CARLTON PL                  LIVERMORE                   CA           94550
1         19022615    957  COTTRELL WAY                 STANFORD                    CA           94305
1         19022813    496  S MURPHY AVE                 SUNNYVALE                   CA           94086
1         19064666    1011  KIMSWICK MANOR CT           BALLWIN                     MO           63011
1         19073972    634  EUCLID ST                    SANTA MONICA                CA           90402
1         19075324    5165  OCEAN VIEW BLVD             LA CANADA                   CA           91011
1         19082957    2600  ISLAND BLVD UNIT 305        AVENTURA                    FL           33160
1         19106756    4235  COLBATH AVE                 LOS ANGELES                 CA           91423
1         19117464    1099  FIRST ST UNIT 223           CORONADO                    CA           92118
1         19118892    226  W 25TH AVE                   SAN MATEO                   CA           94403
1         19120484    2020  STRAND RD                   WALNUT CREEK                CA           94596
1         19134204    2030  GLENDALE AVE                NORTHBROOK                  IL           60062
1         19165232    1716  MOUNTAIN CHARLIE RD         LOS GATOS                   CA           95030
1         19191352    2537  RALEIGH WAY                 EL DORADO HILL              CA           95762
1         19191428    3127  COWAN CIRCLE                SACRAMENTO                  CA           95821
1         19197862    1210  LAKE ST                     MILLBRAE                    CA           94030
1         19198480    3929  WINKLE AVE                  SANTA CRUZ                  CA           95065
1         19198670    13578  WENDY LN                   SARATOGA                    CA           95070
1         19198837    353  KINGS RD                     BRISBANE                    CA           94005
1         19198878    1020  RUNNYMEAD CT                LOS ALTOS                   CA           94024
1         19199082    160  TIERRA DEL SOL               HOLLISTER                   CA           95023
1         19199611    1082  VALLEY VIEW CT              LOS ALTOS                   CA           94024
1         19199678    8572  HEARTLAND DR                REDDING                     CA           96001

1         18892190            180            172   550000.00   534988.99  6.75000      0.50000    5/1/1999       4867.00     47.83
1         18892885            180            172   270000.00   262971.19  6.87500      0.62500    5/1/1999       2408.01     55.67
1         18893099            180            174   400000.00   392152.53  6.75000      0.50000    7/1/1999       3539.64     60.61
1         18894329            180            174   400000.00   392235.01  6.87500      0.62500    7/1/1999       3567.42     50.96
1         18894451            180            173   313400.00   306281.73  6.87500      0.62500    6/1/1999       2795.07     94.97
1         18895060            180            174   320000.00   313781.94  6.87500      0.62500    7/1/1999       2853.93     48.48
1         18917864            180            172   510000.00   488008.98  6.87500      0.62500    5/1/1999       4548.46     56.67
1         18921288            180            168   322500.00   308900.51  6.62500      0.37500    1/1/1999       2831.53     75.00
1         18943738            180            171   260000.00   251649.25  6.25000      0.25000    4/1/1999       2229.30     72.22
1         18943985            180            171   456000.00   442183.08  6.50000      0.25000    4/1/1999       3972.25     80.00
1         18951632            180            168   337000.00   323550.80  6.75000      0.50000    1/1/1999       2982.14     69.48
1         18952309            180            168   650000.00   624586.37  7.00000      0.75000    1/1/1999       5842.38     73.45
1         19015734            180            170   413000.00   399049.35  6.50000      0.25000    3/1/1999       3597.67     64.03
1         19022615            180            173   525000.00   513200.66  7.00000      0.75000    6/1/1999       4718.85     61.05
1         19022813            180            173   322000.00   314531.18  6.62500      0.37500    6/1/1999       2827.14     71.56
1         19064666            180            168   470000.00   444351.28  6.62500      0.37500    1/1/1999       4126.57     68.12
1         19073972            180            171   360000.00   349204.25  6.62500      0.37500    4/1/1999       3160.78     37.31
1         19075324            180            171   449600.00   435976.98  6.50000      0.25000    4/1/1999       3916.50     80.00
1         19082957            180            173   600000.00   586372.15  6.87500      0.62500    6/1/1999       5351.13     80.00
1         19106756            180            173   256000.00   250185.43  6.87500      0.62500    6/1/1999       2283.15     72.11
1         19117464            180            173   298000.00   291231.48  6.87500      0.62500    6/1/1999       2657.73     66.97
1         19118892            180            168   325000.00   312161.86  6.87500      0.62500    1/1/1999       2898.53     67.01
1         19120484            180            168   262000.00   251543.92  6.75000      0.50000    1/1/1999       2318.46     59.28
1         19134204            180            168   280000.00   268709.22  6.75000      0.50000    1/1/1999       2477.75     60.87
1         19165232            180            172   277000.00   269636.75  6.62500      0.37500    5/1/1999       2432.04     55.40
1         19191352            180            173   328400.00   320941.03  6.87500      0.62500    6/1/1999       2928.85     89.97
1         19191428            180            172   247200.00   240697.05  6.75000      0.50000    5/1/1999       2187.50     76.06
1         19197862            180            168   805000.00   773201.00  6.87500      0.62500    1/1/1999       7179.43     70.00
1         19198480            180            168   296000.00   278731.56  6.50000      0.25000    1/1/1999       2578.48     77.89
1         19198670            180            168   532000.00   498517.47  6.87500      0.62500    1/1/1999       4744.67     56.90
1         19198837            180            169   285000.00   274387.67  6.50000      0.25000    2/1/1999       2482.66     71.25
1         19198878            180            168   650000.00   621485.94  6.75000      0.50000    1/1/1999       5751.91     63.41
1         19199082            180            168   305000.00   292449.76  6.37500      0.25000    1/1/1999       2635.96     76.25
1         19199611            180            169   615000.00   592795.10  6.87500      0.62500    2/1/1999       5484.90     69.89
1         19199678            180            169   410750.00   391111.48  6.75000      0.50000    2/1/1999       3634.77     69.62

1         18892190         1150000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18892885          485000.00 Single Family Residence      Primary     Cash-Out Refinance
1         18893099          660000.00 Single Family Residence      Primary     Purpose
1         18894329          785000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18894451          330000.00 Single Family Residence      Primary     Purpose
1         18895060          660000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18917864          900000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18921288          430000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18943738          360000.00 Single Family Residence      Primary     Cash-Out Refinance
1         18943985          570000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18951632          485000.00 Single Family Residence      Primary     Rate/Term Refinance
1         18952309          885000.00 Single Family Residence      Primary     Cash-Out Refinance
1         19015734          645000.00 Single Family Residence      Primary     Cash-Out Refinance
1         19022615          860000.00 Single Family Residence      Primary     Cash-Out Refinance
1         19022813          450000.00 Single Family Residence      Primary     Rate/Term Refinance
1         19064666          690000.00 Single Family Residence      Primary     Cash-Out Refinance
1         19073972          965000.00 Single Family Residence      Primary     Cash-Out Refinance
1         19075324          562000.00 Single Family Residence      Primary     Purpose
1         19082957          750000.00 Condominium                  Second      Purpose
1         19106756          355000.00 Single Family Residence      Primary     Rate/Term Refinance
1         19117464          445000.00 Condominium                  Second      Rate/Term Refinance
1         19118892          485000.00 Single Family Residence      Primary     Cash-Out Refinance
1         19120484          442000.00 Single Family Residence      Primary     Cash-Out Refinance
1         19134204          460000.00 Single Family Residence      Primary     Rate/Term Refinance
1         19165232          500000.00 Single Family Residence      Primary     Cash-Out Refinance
1         19191352          365000.00 Single Family Residence      Primary     Rate/Term Refinance
1         19191428          325000.00 Single Family Residence      Primary     Purpose
1         19197862         1150000.00 Single Family Residence      Primary     Cash-Out Refinance
1         19198480          380000.00 Single Family Residence      Primary     Rate/Term Refinance
1         19198670          935000.00 Single Family Residence      Primary     Cash-Out Refinance
1         19198837          400000.00 Single Family Residence      Primary     Rate/Term Refinance
1         19198878         1025000.00 Single Family Residence      Primary     Cash-Out Refinance
1         19199082          400000.00 Single Family Residence      Primary     Rate/Term Refinance
1         19199611          880000.00 Single Family Residence      Primary     Rate/Term Refinance
1         19199678          590000.00 Single Family Residence      Primary     Rate/Term Refinance

1         19200765    116  BELVUE DR                    LOS GATOS                   CA           95032
1         19202332    14401  QUITO RD                   SARATOGA                    CA           95070
1         19203165    14761  GRANITE WAY                SARATOGA                    CA           95070
1         19204619    10325  THE BOOM RD                MENDOCINO                   CA           95460
1         19207067    1835  ELMWOOD                     HIGHLAND PARK               IL           60035
1         19276484    556  VINCENTE AVE                 BERKELEY                    CA           94707
1         19276948    3878  GROVE AVE                   PALO ALTO                   CA           94303
1         19277870    1887  ST NORBORT DR               DANVILLE                    CA           94526
1         19297548    142  N CITRUS AVE                 LOS ANGELES                 CA           90036
1         19316629    44826  DORAL DR                   INDIAN WELLS                CA           92210
1         19319151    24035  BINGHAM CT                 BINGHAM FARMS               MI           48025
1         19322924    2030  INTRACOASTAL DR             FORT LAUDERDALE             FL           33305
1         19375427    1958  PORT EDWARD PL              NEWPORT BEACH               CA           92660
1         19379353    1287  OZETA TERRACE               LOS ANGELES                 CA           90069
1         19386119    763  DANFORTH TERRACE             SUNNYVALE                   CA           94087
1         19409606    6997  E PARADISE RANCH RD         PARADISE VALLEY             AZ           85253
1         19416197    1600  VOLTZ RD                    NORTHBROOK                  IL           60062
1         19422948    2610  CHAUCER PL                  THOUSAND OAKS               CA           91362
1         19423367    10762  WRIGHTWOOD LN              STUDIO CITY                 CA           91604
1         19432137    786  WINTHROP RD                  SAN MARINO                  CA           91108
1         19432392    15281  METROPOL DR                HACIENDA HEIGHTS            CA           91745
1         19432509    19059  E LEADORA AVE              GLENDORA                    CA           91741
1         19433275    3322  BARNES CIRCLE               GLENDALE                    CA           91208
1         19433556    20623  CRESTLINE DR               DIAMOND BAR                 CA           91765
1         19436047    7791  SW 68TH TERRACE             MIAMI                       FL           33143
1         19452192    13726  CREEKSIDE PL               DALLAS                      TX           75240
1         19462043    369  MESA WAY                     LA JOLLA                    CA           92037
1         19468354    10  COTTAGE ST                    HINGHAM                     MA           02043
1         19471416    1716  COMSTOCK DR                 WALNUT CREEK                CA           94594
1         19473503    4195  ARDEN WAY                   SAN DIEGO                   CA           92103
1         19476068    3968  S AMES WAY                  DENVER                      CO           80235
1         19478510    31  SANFORD RD                    COLORADO SPRINGS            CO           80906
1         19478544    2535  LONG THONG RD               STEAMBOAT SPRINGS           CO           80477
1         19481894    7845  5TH ST                      DOWNEY                      CA           90241
1         19548700    2311  CREST LN                    MENLO PARK                  CA           94025

1         19200765            180            168   341700.00   327923.09  6.62500      0.37500    1/1/1999       3000.10     54.24
1         19202332            180            168   411000.00   394764.78  6.87500      0.62500    1/1/1999       3665.52     32.88
1         19203165            180            169   365000.00   351956.92  7.00000      0.75000    2/1/1999       3280.72     21.79
1         19204619            180            174   311250.00   305013.78  6.50000      0.25000    7/1/1999       2711.32     75.00
1         19207067            180            168   297500.00   285748.17  6.87500      0.62500    1/1/1999       2653.27     69.19
1         19276484            180            168   300000.00   287904.33  6.62500      0.37500    1/1/1999       2633.98     37.50
1         19276948            180            168   310000.00   297754.41  6.87500      0.62500    1/1/1999       2764.75     37.35
1         19277870            180            169   260000.00   250709.05  7.00000      0.75000    2/1/1999       2336.95     55.91
1         19297548            180            169   525000.00   506044.50  6.87500      0.62500    2/1/1999       4682.24     70.00
1         19316629            180            173   380000.00   371369.02  6.87500      0.62500    6/1/1999       3389.05     73.79
1         19319151            180            168   650000.00   623792.70  6.62500      0.37500    1/1/1999       5706.96     69.74
1         19322924            180            172   310000.00   298262.40  6.87500      0.62500    5/1/1999       2764.75     67.39
1         19375427            180            170   518000.00   501221.57  7.00000      0.75000    3/1/1999       4655.93     70.00
1         19379353            180            169   425000.00   409655.12  6.87500      0.62500    2/1/1999       3790.38     44.74
1         19386119            180            169   280000.00   269994.31  7.00000      0.75000    2/1/1999       2516.72     80.00
1         19409606            180            171  1050000.00  1019160.39  6.87500      0.62500    4/1/1999       9364.47     70.00
1         19416197            180            168   277000.00   266057.96  6.87500      0.62500    1/1/1999       2470.44     38.47
1         19422948            180            173   300000.00   293186.11  6.87500      0.62500    6/1/1999       2675.56     73.17
1         19423367            180            173   320000.00   312577.58  6.62500      0.37500    6/1/1999       2809.58     75.29
1         19432137            180            171   400000.00   386524.44  6.62500      0.37500    4/1/1999       3511.98     74.07
1         19432392            180            171   300000.00   291188.72  6.87500      0.62500    4/1/1999       2675.56     80.00
1         19432509            180            172   275000.00   267765.79  6.75000      0.50000    5/1/1999       2433.50     77.03
1         19433275            180            172   510000.00   496583.77  6.75000      0.50000    5/1/1999       4513.04     75.00
1         19433556            180            172   284500.00   274047.12  6.75000      0.50000    5/1/1999       2517.57     68.23
1         19436047            180            173   284725.00   277708.01  6.50000      0.25000    6/1/1999       2480.26     40.97
1         19452192            180            171   300000.00   291096.47  6.75000      0.50000    4/1/1999       2654.73     73.17
1         19462043            180            174   500000.00   490086.73  6.62500      0.37500    7/1/1999       4389.97     40.00
1         19468354            180            172   290000.00   282129.18  6.37500      0.25000    5/1/1999       2506.33     61.44
1         19471416            180            170   386000.00   372969.16  6.50000      0.25000    3/1/1999       3362.47     65.42
1         19473503            180            175   286000.00   281044.47  6.25000      0.25000    8/1/1999       2452.23     80.00
1         19476068            180            170   300000.00   288581.83  6.75000      0.50000    3/1/1999       2654.73     74.07
1         19478510            180            170   360000.00   348095.05  6.75000      0.50000    3/1/1999       3185.67     48.65
1         19478544            180            170   302000.00   292013.01  6.75000      0.50000    3/1/1999       2672.43     67.11
1         19481894            180            171   262500.00   253536.91  6.75000      0.50000    4/1/1999       2322.89     75.00
1         19548700            180            173   395000.00   386028.37  6.87500      0.62500    6/1/1999       3522.82     38.54

1         19200765          630000.00 Single Family Residence      Primary     Rate/Term Refinance
1         19202332         1250000.00 Single Family Residence      Primary     Rate/Term Refinance
1         19203165         1675000.00 Single Family Residence      Primary     Rate/Term Refinance
1         19204619          415000.00 Single Family Residence      Primary     Cash-Out Refinance
1         19207067          430000.00 Single Family Residence      Primary     Cash-Out Refinance
1         19276484          800000.00 Single Family Residence      Primary     Rate/Term Refinance
1         19276948          830000.00 Single Family Residence      Primary     Rate/Term Refinance
1         19277870          465000.00 Single Family Residence      Primary     Cash-Out Refinance
1         19297548          750000.00 Single Family Residence      Primary     Cash-Out Refinance
1         19316629          515000.00 Single Family Residence      Primary     Rate/Term Refinance
1         19319151          932000.00 Single Family Residence      Primary     Cash-Out Refinance
1         19322924          460000.00 Single Family Residence      Primary     Rate/Term Refinance
1         19375427          740000.00 Single Family Residence      Primary     Cash-Out Refinance
1         19379353          950000.00 Single Family Residence      Primary     Rate/Term Refinance
1         19386119          350000.00 Condominium                  Primary     Rate/Term Refinance
1         19409606         1500000.00 Single Family Residence      Primary     Rate/Term Refinance
1         19416197          720000.00 Single Family Residence      Primary     Rate/Term Refinance
1         19422948          410000.00 Single Family Residence      Primary     Cash-Out Refinance
1         19423367          425000.00 Single Family Residence      Second      Purpose
1         19432137          540000.00 Single Family Residence      Primary     Cash-Out Refinance
1         19432392          375000.00 Single Family Residence      Primary     Rate/Term Refinance
1         19432509          357000.00 Single Family Residence      Primary     Rate/Term Refinance
1         19433275          680000.00 Single Family Residence      Primary     Cash-Out Refinance
1         19433556          417000.00 Single Family Residence      Primary     Rate/Term Refinance
1         19436047          695000.00 Single Family Residence      Primary     Rate/Term Refinance
1         19452192          410000.00 Single Family Residence      Primary     Cash-Out Refinance
1         19462043         1250000.00 Single Family Residence      Primary     Purpose
1         19468354          472000.00 Single Family Residence      Primary     Cash-Out Refinance
1         19471416          590000.00 Condominium                  Primary     Rate/Term Refinance
1         19473503          357500.00 Single Family Residence      Primary     Purpose
1         19476068          405000.00 Single Family Residence      Primary     Purpose
1         19478510          740000.00 Single Family Residence      Primary     Rate/Term Refinance
1         19478544          450000.00 Single Family Residence      Second      Rate/Term Refinance
1         19481894          350000.00 Single Family Residence      Primary     Rate/Term Refinance
1         19548700         1025000.00 Single Family Residence      Primary     Cash-Out Refinance

1         19549914    50  BUCKEYE CT                    HILLSBOROUGH                CA           94010
1         19557883    451  OAK PARK DR                  SAN FRANCISCO               CA           94131
1         19559178    1060  SIERRA DR                   MENLO PARK                  CA           94025
1         19646447    2035  WAGNER                      GLENVIEW                    IL           60025
1         19666064    79010  CARMEL CIRCLE              LA QUINTA                   CA           92253
1         19710243    1831  LINCOLN WAY+                SAN FRANCISCO               CA           94122
1         19710508    1854  GRANT AVE                   SAN FRANCISCO               CA           94133
1         19711670    8  POSSUM RIDGE RD                ROLLING HILLS               CA           90274
1         19793249    611  LIDO PARK DR UNIT 6-         NEWPORT BEACH               CA           92663
1         19798958    781  W PEBBLE BEACH AVE           LA HABRA                    CA           90631
1         19799428    23146  HATTERAS ST                LOS ANGELES                 CA           91367
1         19800218    4989  SHADY BROOKE RUN            MEDINA                      OH           44256
1         19800663    2620  HUMBOLDT AVE S              MINNEAPOLIS                 MN           55408
1         19809508    968  GREEN OAK LN                 GLENDORA                    CA           91741
1         19814086    33  UREY CT                       IRVINE                      CA           92612
1         19814391    21052  LEASURE LN                 HUNTINGTON BEACH            CA           92646
1         19815059    11221  ROLLING HILLS DR           DUBLIN                      CA           94568
1         19815778    2292  ALCALDE ST                  SANTA CLARA                 CA           95054
1         19816768    1279  SAN MORITZ DR               SAN JOSE                    CA           95132
1         19817998    2712  CIRCLE DR                   NEWPORT BEACH               CA           92663
1         19839885    1500  OCEAN DR UNIT 1205          MIAMI BEACH                 FL           33139
1         19843663    24271  FAIRWAY DR                 DAVIS                       CA           95616
1         19849181    1018  EASTWOOD                    GLENCOE                     IL           60022
1         19971530    413  ACACIA AVE                   NEWPORT BEACH               CA           92625
1         19985522    205  LYNTON AVE                   SAN CARLOS                  CA           94070
1         20049110    2035  FAWNWOOD WAY                BLOOMFIELD HILLS            MI           48302
1         20052593    7054  WOODED LAKE DR              SAN JOSE                    CA           95120
1         20054698    40  CHERRY ST                     DENVER                      CO           80220
1         20055141    500  COUNTRY LN                   BOULDER                     CO           80303
1         20078176    2001  HIGHLAND OAKS DR            ARCADIA                     CA           91006
1         20090858    1280  21ST AVE                    SAN FRANCISCO               CA           94122
1         20116406    828  S BROADWAY                   ESCONDIDO                   CA           92025
1         20120267    6262  CAMINITO PLATA              SAN DIEGO                   CA           92120
1         20124830    808  SCHOONER BAY DR              REDWOOD CITY                CA           94065
1         20217493    6379  JANARY WAY                  SAN JOSE                    CA           95129

1         19549914            180            173   368000.00   353691.71  6.87500      0.62500    6/1/1999       3282.02     16.47
1         19557883            180            169   307300.00   296204.72  6.87500      0.62500    2/1/1999       2740.67     70.00
1         19559178            180            170   300000.00   289745.69  7.00000      0.75000    3/1/1999       2696.48     25.00
1         19646447            180            169   610000.00   588201.93  7.00000      0.75000    2/1/1999       5482.85     74.85
1         19666064            180            170   350000.00   338425.74  6.75000      0.50000    3/1/1999       3097.18     58.82
1         19710243            180            174   408000.00   400079.70  6.87500      0.62500    7/1/1999       3638.77     80.00
1         19710508            180            174   519250.00   508736.61  6.37500      0.25000    7/1/1999       4487.62     67.00
1         19711670            180            174  1000000.00   980587.57  6.87500      0.62500    7/1/1999       8918.54     52.63
1         19793249            180            173   400000.00   389804.61  6.75000      0.50000    6/1/1999       3539.64     73.39
1         19798958            180            173   330000.00   320876.51  6.37500      0.25000    6/1/1999       2852.03     76.74
1         19799428            180            174   555000.00   544226.11  6.87500      0.62500    7/1/1999       4949.79     69.38
1         19800218            180            169   455000.00   438571.93  6.87500      0.62500    2/1/1999       4057.94     74.59
1         19800663            180            169   357000.00   343842.25  6.62500      0.37500    2/1/1999       3134.44     75.00
1         19809508            180            173   438500.00   428644.77  7.00000      0.75000    6/1/1999       3941.36     64.96
1         19814086            180            174   330000.00   323593.89  6.87500      0.62500    7/1/1999       2943.12     79.52
1         19814391            180            174   269000.00   261325.81  6.87500      0.62500    7/1/1999       2399.09     69.33
1         19815059            180            170   400000.00   387043.75  7.00000      0.75000    3/1/1999       3595.31     69.57
1         19815778            180            170   342300.00   331212.65  7.00000      0.75000    3/1/1999       3076.69     76.07
1         19816768            180            170   289600.00   279923.65  6.62500      0.37500    3/1/1999       2542.67     80.00
1         19817998            180            173   375000.00   366482.63  6.87500      0.62500    6/1/1999       3344.45     50.00
1         19839885            180            170   372000.00   359824.90  6.87500      0.62500    3/1/1999       3317.70     80.00
1         19843663            180            173   310000.00   302884.53  6.75000      0.50000    6/1/1999       2743.22     70.45
1         19849181            180            169   491000.00   473272.20  6.87500      0.62500    2/1/1999       4379.00     51.68
1         19971530            180            170   350000.00   338545.04  6.87500      0.62500    3/1/1999       3121.48     45.75
1         19985522            180            170   510000.00   492959.46  6.62500      0.37500    3/1/1999       4477.77     73.91
1         20049110            180            169   615000.00   591116.21  6.25000      0.25000    2/1/1999       5273.15     75.00
1         20052593            180            170   565000.00   546699.27  7.00000      0.75000    3/1/1999       5078.38     57.65
1         20054698            180            171   450000.00   436644.75  6.75000      0.50000    4/1/1999       3982.09     72.58
1         20055141            180            171   361000.00   350397.09  6.87500      0.62500    4/1/1999       3219.59     60.17
1         20078176            180            173   318000.00   310700.93  6.75000      0.50000    6/1/1999       2814.01     67.95
1         20090858            180            175   422000.00   410135.38  6.87500      0.62500    8/1/1999       3763.63     56.27
1         20116406            180            173   300000.00   293114.06  6.75000      0.50000    6/1/1999       2654.73     66.67
1         20120267            180            172   495000.00   478447.16  7.00000      0.75000    5/1/1999       4449.20     66.00
1         20124830            180            170   330000.00   314302.99  6.75000      0.50000    3/1/1999       2920.20     52.38
1         20217493            180            173   300000.00   293257.57  7.00000      0.75000    6/1/1999       2696.48     47.62

1         19549914         2235000.00 Single Family Residence      Primary     Cash-Out Refinance
1         19557883          439000.00 Single Family Residence      Primary     Purpose
1         19559178         1200000.00 Single Family Residence      Primary     Cash-Out Refinance
1         19646447          815000.00 Single Family Residence      Primary     Cash-Out Refinance
1         19666064          595000.00 Single Family Residence      Second      Rate/Term Refinance
1         19710243          510000.00 2-Family                     Primary     Purpose
1         19710508          775000.00 Single Family Residence      Primary     Purpose
1         19711670         1900000.00 Single Family Residence      Primary     Rate/Term Refinance
1         19793249          545000.00 Condominium                  Primary     Purpose
1         19798958          430000.00 Single Family Residence      Primary     Rate/Term Refinance
1         19799428          800000.00 Single Family Residence      Primary     Rate/Term Refinance
1         19800218          610000.00 Single Family Residence      Primary     Cash-Out Refinance
1         19800663          476000.00 2-Family                     Primary     Cash-Out Refinance
1         19809508          675000.00 Single Family Residence      Primary     Rate/Term Refinance
1         19814086          415000.00 Condominium                  Primary     Rate/Term Refinance
1         19814391          388000.00 Single Family Residence      Primary     Rate/Term Refinance
1         19815059          575000.00 Single Family Residence      Primary     Cash-Out Refinance
1         19815778          450000.00 Single Family Residence      Primary     Rate/Term Refinance
1         19816768          362000.00 Single Family Residence      Primary     Purpose
1         19817998          750000.00 Single Family Residence      Second      Cash-Out Refinance
1         19839885          465000.00 Condominium                  Second      Purpose
1         19843663          440000.00 Single Family Residence      Primary     Rate/Term Refinance
1         19849181          950000.00 Single Family Residence      Primary     Rate/Term Refinance
1         19971530          765000.00 Single Family Residence      Primary     Cash-Out Refinance
1         19985522          690000.00 Single Family Residence      Primary     Rate/Term Refinance
1         20049110          820000.00 Single Family Residence      Primary     Cash-Out Refinance
1         20052593          980000.00 Single Family Residence      Primary     Cash-Out Refinance
1         20054698          620000.00 Single Family Residence      Primary     Cash-Out Refinance
1         20055141          600000.00 Single Family Residence      Primary     Cash-Out Refinance
1         20078176          468000.00 Single Family Residence      Primary     Purpose
1         20090858          750000.00 2-Family                     Primary     Rate/Term Refinance
1         20116406          450000.00 Single Family Residence      Primary     Cash-Out Refinance
1         20120267          750000.00 Single Family Residence      Primary     Rate/Term Refinance
1         20124830          630000.00 Single Family Residence      Primary     Purpose
1         20217493          630000.00 Single Family Residence      Primary     Rate/Term Refinance

1         20226064    842  OLD POST RD                  FAIRFIELD                   CT           06430
1         20226098    62  CLAPBOARD RIDGE RD            DANBURY                     CT           06811
1         20227054    4  OSTEND AVE +                   WESTPORT                    CT           06880
1         20227716    130  MINUTEMAN RD                 RIDGEFIELD                  CT           06877
1         20251062    150  MADERA AVE                   SAN CARLOS                  CA           94070
1         20251146    136  SELBY LN                     ATHERTON                    CA           94025
1         20254496    5404  GLENWOOD CT                 RICHMOND                    CA           94545
1         20261087    1467  TARTARIAN WAY               SAN JOSE                    CA           95129
1         20261343    3830  RODEO RIDGE RD              SOQUEL                      CA           95073
1         20261426    23099  SUMMIT RD                  LOS GATOS                   CA           95033
1         20261533    16662  VIA DE LOS ROSALES         RANCHO SANTA FE             CA           92067
1         20261574    3850  RODEO RIDGE RD              SOQUEL                      CA           95073
1         20307559    1833  E CYPRESS TREE DR           GILBERT                     AZ           85234
1         20377651    885  ROSECRANS ST                 SAN DIEGO                   CA           92106
1         20436366    2  MEADOW LN                      NORTH OAKS                  MN           55127
1         20447579    2315  EMERSON ST                  PALO ALTO                   CA           94301
1         20448148    1900  ORO DR                      FREMONT                     CA           94539
1         20456877    1533  & 1537 SHORELINE DR         SANTA BARBARA               CA           93109
1         20564142    15014  WOODS EDGE                 MINNETONKA                  MN           55345
1         20570891    22926  PENNSYLVANIA AVE           TORRANCE                    CA           90501
1         20571600    1760  KINGHAM WAY                 FULLERTON                   CA           92833
1         20572152    1215  SAINT ALBANS RD             SAN MARINO                  CA           91108
1         20592820    12570  SUNNYDALE DR               WELLINGTON                  FL           33414
1         20597902    837  FOURTH ST E                  SONOMA                      CA           95476
1         20630976    1107  PALM AVE                    SAN MATEO                   CA           94401
1         20638532    417  MUMM DR                      RALEIGH                     NC           27615
1         20639811    1693  SW 159TH AVE                DAVIE                       FL           33326
1         20648150    678  GLENSIDE DR                  LAFAYETTE                   CA           94549
1         20648580    147  GOODHILL RD                  KENTFIELD                   CA           94904
1         20688388    2537  COLUMBINE CIRCLE            LAFAYETTE                   CO           80026
1         20730636    36  ERIC CT                       MARLBORO                    NJ           07751
1         20743100    1411  GLADE GULCH RD              CASTLE ROCK                 CO           80104
1         20744777    14724  W BELLEVIEW                MORRISON                    CO           80465
1         20745170    17  6TH ST                        COLORADO SPRINGS            CO           80906
1         20786802    7962  HEAVENER CT                 LAKE WORTH                  FL           33467

1         20226064            180            171   475000.00   461048.72  6.87500      0.62500    4/1/1999       4236.31     64.19
1         20226098            180            171   420000.00   377777.10  6.75000      0.50000    4/1/1999       3716.62     80.00
1         20227054            180            173   300000.00   293186.11  6.87500      0.62500    6/1/1999       2675.56     55.56
1         20227716            180            173   290000.00   283413.20  6.87500      0.62500    6/1/1999       2586.38     75.32
1         20251062            180            171   304100.00   289492.98  6.87500      0.62500    4/1/1999       2712.13     35.78
1         20251146            180            172   350000.00   340598.83  6.50000      0.25000    5/1/1999       3048.88     18.04
1         20254496            180            175   242700.00   238785.08  6.87500      0.62500    8/1/1999       2164.53     69.54
1         20261087            180            171   409000.00   396987.28  6.87500      0.62500    4/1/1999       3647.68     58.01
1         20261343            180            171   320000.00   310403.81  6.62500      0.37500    4/1/1999       2809.58     33.68
1         20261426            180            171   375000.00   363870.62  6.75000      0.50000    4/1/1999       3318.41     65.79
1         20261533            180            171   494000.00   479185.88  6.62500      0.37500    4/1/1999       4337.29     33.49
1         20261574            180            172   320000.00   311493.69  6.62500      0.37500    5/1/1999       2809.58     38.79
1         20307559            180            172   316000.00   307773.72  6.87500      0.62500    5/1/1999       2818.26     71.82
1         20377651            180            172   565500.00   550778.56  6.87500      0.62500    5/1/1999       5043.44     65.00
1         20436366            180            171   431250.00   418583.74  6.87500      0.62500    4/1/1999       3846.12     61.61
1         20447579            180            171   601250.00   583405.84  6.75000      0.50000    4/1/1999       5320.52     64.30
1         20448148            180            171   265000.00   256094.75  6.87500      0.62500    4/1/1999       2363.41     51.96
1         20456877            180            174   600000.00   588475.25  7.00000      0.75000    7/1/1999       5392.97     42.86
1         20564142            180            171   305000.00   295948.14  6.75000      0.50000    4/1/1999       2698.97     78.61
1         20570891            180            171   288000.00   276194.11  6.75000      0.50000    4/1/1999       2548.54     78.90
1         20571600            180            171   304000.00   294977.82  6.75000      0.50000    4/1/1999       2690.12     80.00
1         20572152            180            171   637500.00   618970.32  7.00000      0.75000    4/1/1999       5730.03     72.44
1         20592820            180            175   350000.00   344233.23  6.62500      0.37500    8/1/1999       3072.98     57.38
1         20597902            180            174   431200.00   422917.54  7.00000      0.75000    7/1/1999       3875.75     80.00
1         20630976            180            173   323450.00   316103.48  6.87500      0.62500    6/1/1999       2884.70     46.21
1         20638532            180            174   382000.00   374584.46  6.87500      0.62500    7/1/1999       3406.88     68.21
1         20639811            180            174   355000.00   347828.08  7.00000      0.75000    7/1/1999       3190.84     86.59
1         20648150            180            171   400000.00   388004.72  6.62500      0.37500    4/1/1999       3511.98     67.23
1         20648580            180            171   650000.00   630707.77  6.75000      0.50000    4/1/1999       5751.91     34.21
1         20688388            180            173   269000.00   262890.19  6.87500      0.62500    6/1/1999       2399.09     64.05
1         20730636            180            174   461250.00   452200.92  6.75000      0.50000    7/1/1999       4081.64     74.40
1         20743100            180            172   325000.00   316627.70  7.00000      0.75000    5/1/1999       2921.19     67.71
1         20744777            180            173  1000000.00   977525.11  7.00000      0.75000    6/1/1999       8988.28     66.67
1         20745170            180            173   600000.00   586372.15  6.87500      0.62500    6/1/1999       5351.13     68.57
1         20786802            180            174   251000.00   246178.81  7.00000      0.75000    7/1/1999       2256.06     94.72

1         20226064          740000.00 Single Family Residence      Primary     Rate/Term Refinance
1         20226098          525000.00 Single Family Residence      Primary     Purpose
1         20227054          540000.00 Single Family Residence      Primary     Rate/Term Refinance
1         20227716          385000.00 Single Family Residence      Primary     Rate/Term Refinance
1         20251062          850000.00 Single Family Residence      Primary     Rate/Term Refinance
1         20251146         1940000.00 Single Family Residence      Primary     Cash-Out Refinance
1         20254496          349000.00 Single Family Residence      Primary     Rate/Term Refinance
1         20261087          705000.00 Single Family Residence      Primary     Rate/Term Refinance
1         20261343          950000.00 Single Family Residence      Primary     Rate/Term Refinance
1         20261426          570000.00 Single Family Residence      Primary     Cash-Out Refinance
1         20261533         1475000.00 Single Family Residence      Primary     Cash-Out Refinance
1         20261574          825000.00 Single Family Residence      Primary     Rate/Term Refinance
1         20307559          440000.00 Single Family Residence      Primary     Rate/Term Refinance
1         20377651          870000.00 Single Family Residence      Primary     Cash-Out Refinance
1         20436366          700000.00 Single Family Residence      Primary     Cash-Out Refinance
1         20447579          935000.00 Single Family Residence      Primary     Cash-Out Refinance
1         20448148          510000.00 Single Family Residence      Primary     Rate/Term Refinance
1         20456877         1400000.00 Single Family Residence      Second      Purpose
1         20564142          388000.00 Single Family Residence      Primary     Rate/Term Refinance
1         20570891          365000.00 Single Family Residence      Primary     Rate/Term Refinance
1         20571600          380000.00 Single Family Residence      Primary     Rate/Term Refinance
1         20572152          880000.00 Single Family Residence      Primary     Purpose
1         20592820          610000.00 Single Family Residence      Primary     Purpose
1         20597902          539000.00 Single Family Residence      Primary     Purpose
1         20630976          700000.00 2-Family                     Primary     Cash-Out Refinance
1         20638532          560000.00 Single Family Residence      Primary     Rate/Term Refinance
1         20639811          410000.00 Single Family Residence      Primary     Rate/Term Refinance
1         20648150          595000.00 Single Family Residence      Primary     Cash-Out Refinance
1         20648580         1900000.00 Single Family Residence      Primary     Cash-Out Refinance
1         20688388          420000.00 Single Family Residence      Primary     Purpose
1         20730636          620000.00 Single Family Residence      Primary     Cash-Out Refinance
1         20743100          480000.00 Single Family Residence      Primary     Purpose
1         20744777         1500000.00 Single Family Residence      Primary     Cash-Out Refinance
1         20745170          875000.00 Single Family Residence      Primary     Cash-Out Refinance
1         20786802          265000.00 Single Family Residence      Primary     Rate/Term Refinance

1         20789129    4213  NAUTILUS DR                 MIAMI BEACH                 FL           33140
1         21637905    1079  LAU HALA CANYON RD          VISTA                       CA           92083
1         21638804    22226  EUCALYPTUS LN              LAKE FOREST                 CA           92630
1         21639901    18159   MOON SONG CT              SAN DIEGO                   CA           92127
1         21656806    34481  WILLOW LN                  UNION CITY                  CA           94587
1         24214967    120     HARBOR LN                 MASSAPEQUA PARK             NY           11762
1         24223489    180  WATERVIEW RD                 ISLAND PARK                 NY           11558
1         24264079    25  COLEMAN CT                    SAN CARLOS                  CA           94070
1         24264251    5  EMERALD CT                     SAN MATEO                   CA           94403
1         24265001    2212  MORRISON LN                 SUISUN                      CA           94585
1         24265332    8711  PARADISE VALLEY BLVD        LUCERNE                     CA           95458
1         24319592    575  S BARRINGTON AVE             LOS ANGELES                 CA           90049
1         24368136    3505  TANGLEY AVE                 HOUSTON                     TX           77005
1         24371643    1024  LLAGAS RD                   MORGAN HILL                 CA           95037
1         24377681    15731  HESBY ST                   LOS ANGELES                 CA           91436
1         24377723    2638  WAGON TRAIN LN              DIAMOND BAR                 CA           91765
1         24386005    6200  MACDUFF DR                  GRANITE BAY                 CA           95746
1         24474371    35491  CAMINO CAPISTRANO          CAPISTRANO BEACH            CA           92624
1         24491466    601  E WATERSEDGE                 BELLEVILLE                  IL           62221
1         24718462    2495  TEMPLE HILLS DR             LAGUNA BEACH                CA           92651
1         24718736    1520  SUNSET PLAZA DR             LOS ANGELES                 CA           90069
1         24795726    4499  LOVALL VALLEY RD            SONOMA                      CA           95476
1         24825820    863  CLEARVIEW DR                 SAN JOSE                    CA           95133
1         24826711    550  LOS OLIVOS BLVD              SANTA CLARA                 CA           95050
1         24933202    3056  DELACODO AVE                THOUSAND OAKS               CA           91320
1         24953903    914  S SPRINGER RD                LOS ALTOS                   CA           94024
1         25006859    1010  ST JAMES DR                 FAIRVIEW                    TX           75069
1         25061052    34  CASTLEDOWN RD                 PLEASANTON                  CA           94566
1         26090167    6413  VICKI LN                    PLANO                       TX           75093
1         26095000    408-10  12TH AVE                  SAN FRANCISCO               CA           94118
1         26134122    61  LLOYDEN DR                    ATHERTON                    CA           94027
1         26224683    249  LANDS END CLOSE              THE SEA RANCH               CA           95497
1         26224741    611  SANTA FLORITA AVE            MILLBRAE                    CA           94030
1         26225292    39  IVY DR                        ORINDA                      CA           94563
1         26226332    18867  WALNUT RD                  CASTRO VALLEY               CA           94546

1         20789129            180            173   342000.00   334232.16  6.87500      0.62500    6/1/1999       3050.14     75.00
1         21637905            180            171   360000.00   349204.25  6.62500      0.37500    4/1/1999       3160.78     72.43
1         21638804            180            171   432000.00   419157.63  6.87500      0.62500    4/1/1999       3852.81     79.27
1         21639901            180            172   283000.00   275327.07  6.87500      0.62500    5/1/1999       2523.95     69.88
1         21656806            180            172   333400.00   324720.76  6.87500      0.62500    5/1/1999       2973.44     79.95
1         24214967            180            174   260000.00   254952.76  6.87500      0.62500    7/1/1999       2318.82     70.27
1         24223489            180            175   400000.00   393547.73  6.87500      0.62500    8/1/1999       3567.42     55.94
1         24264079            180            171   500000.00   485160.78  6.75000      0.50000    4/1/1999       4424.55     69.44
1         24264251            180            171   500000.00   485160.78  6.75000      0.50000    4/1/1999       4424.55     66.67
1         24265001            180            171   448000.00   434841.74  6.87500      0.62500    4/1/1999       3995.51     74.67
1         24265332            180            172   305000.00   290334.45  6.75000      0.50000    5/1/1999       2698.97     46.00
1         24319592            180            172   339000.00   330081.20  6.75000      0.50000    5/1/1999       2999.84     73.70
1         24368136            180            174   413250.00   405142.58  6.75000      0.50000    7/1/1999       3656.89     78.71
1         24371643            180            174   454300.00   445480.95  6.87500      0.62500    7/1/1999       4051.69     79.98
1         24377681            180            173   264000.00   257940.40  6.75000      0.50000    6/1/1999       2336.16     80.00
1         24377723            180            173   439090.00   429116.96  6.87500      0.62500    6/1/1999       3916.04     68.08
1         24386005            180            172   300000.00   292108.08  6.75000      0.50000    5/1/1999       2654.73     63.16
1         24474371            180            174   529100.00   518828.87  6.87500      0.62500    7/1/1999       4718.80     38.48
1         24491466            180            173   261000.00   235065.30  6.87500      0.62500    6/1/1999       2327.74     56.49
1         24718462            180            173   375000.00   366301.82  6.62500      0.37500    6/1/1999       3292.48     71.43
1         24718736            180            172   312000.00   303619.61  6.50000      0.25000    5/1/1999       2717.85     42.16
1         24795726            180            174   650000.00   637514.88  7.00000      0.75000    7/1/1999       5842.38     66.67
1         24825820            180            174   285000.00   279349.46  6.62500      0.37500    7/1/1999       2502.28     61.56
1         24826711            180            174   280000.00   274271.17  6.25000      0.25000    7/1/1999       2400.78     80.00
1         24933202            180            174   255000.00   250049.82  6.87500      0.62500    7/1/1999       2274.23     75.00
1         24953903            180            173   400000.00   388610.82  6.87500      0.62500    6/1/1999       3567.42     65.04
1         25006859            180            174   299000.00   293009.22  6.50000      0.25000    7/1/1999       2604.61     57.28
1         25061052            180            172   420000.00   408950.51  6.75000      0.50000    5/1/1999       3716.62     71.79
1         26090167            180            173   350450.00   342406.05  6.75000      0.50000    6/1/1999       3101.17     75.37
1         26095000            180            173   400000.00   390624.40  6.50000      0.25000    6/1/1999       3484.43     61.54
1         26134122            180            173   369000.00   360530.28  6.75000      0.50000    6/1/1999       3265.32     59.52
1         26224683            180            172   305000.00   296131.12  7.00000      0.75000    5/1/1999       2741.43     57.55
1         26224741            180            172   400000.00   389586.96  6.87500      0.62500    5/1/1999       3567.42     57.14
1         26225292            180            173   295000.00   287836.78  6.75000      0.50000    6/1/1999       2610.48     66.29
1         26226332            180            172   315000.00   306799.76  6.87500      0.62500    5/1/1999       2809.34     75.90

1         20789129          456000.00 Single Family Residence      Primary     Cash-Out Refinance
1         21637905          497000.00 Single Family Residence      Primary     Cash-Out Refinance
1         21638804          545000.00 Single Family Residence      Primary     Rate/Term Refinance
1         21639901          405000.00 Single Family Residence      Primary     Cash-Out Refinance
1         21656806          417000.00 Single Family Residence      Primary     Purpose
1         24214967          370000.00 Single Family Residence      Primary     Cash-Out Refinance
1         24223489          715000.00 Single Family Residence      Primary     Purpose
1         24264079          720000.00 Single Family Residence      Primary     Cash-Out Refinance
1         24264251          750000.00 Single Family Residence      Primary     Cash-Out Refinance
1         24265001          600000.00 Single Family Residence      Primary     Purpose
1         24265332          663000.00 Single Family Residence      Second      Rate/Term Refinance
1         24319592          460000.00 Condominium                  Primary     Cash-Out Refinance
1         24368136          525000.00 Single Family Residence      Primary     Cash-Out Refinance
1         24371643          568000.00 Single Family Residence      Primary     Purpose
1         24377681          330000.00 Single Family Residence      Primary     Rate/Term Refinance
1         24377723          645000.00 Single Family Residence      Primary     Rate/Term Refinance
1         24386005          475000.00 Single Family Residence      Primary     Cash-Out Refinance
1         24474371         1375000.00 Single Family Residence      Primary     Rate/Term Refinance
1         24491466          462000.00 Single Family Residence      Primary     Cash-Out Refinance
1         24718462          525000.00 Single Family Residence      Primary     Cash-Out Refinance
1         24718736          740000.00 Single Family Residence      Primary     Rate/Term Refinance
1         24795726          975000.00 Single Family Residence      Primary     Purpose
1         24825820          463000.00 Single Family Residence      Primary     Rate/Term Refinance
1         24826711          350000.00 Condominium                  Primary     Rate/Term Refinance
1         24933202          340000.00 Single Family Residence      Primary     Rate/Term Refinance
1         24953903          615000.00 Single Family Residence      Primary     Cash-Out Refinance
1         25006859          522000.00 Single Family Residence      Primary     Rate/Term Refinance
1         25061052          585000.00 Single Family Residence      Primary     Cash-Out Refinance
1         26090167          465000.00 Single Family Residence      Primary     Rate/Term Refinance
1         26095000          650000.00 2-Family                     Primary     Cash-Out Refinance
1         26134122          620000.00 Single Family Residence      Primary     Rate/Term Refinance
1         26224683          530000.00 Single Family Residence      Second      Cash-Out Refinance
1         26224741          700000.00 Single Family Residence      Primary     Cash-Out Refinance
1         26225292          445000.00 Single Family Residence      Primary     Purpose
1         26226332          415000.00 Single Family Residence      Primary     Purpose

1         26250613    73439  BOXTHORNE LN               PALM DESERT                 CA           92260
1         26254102    16792  OAK VIEW DR                ENCINO                      CA           91436
1         26254920    860  CLINTON RD                   LOS ALTOS                   CA           94024
1         26263251    1883  FAIRFIELD BEACH RD          FAIRFIELD                   CT           06430
1         26288266    11027  CASHMERE ST                LOS ANGELES                 CA           90049
1         26298398    1823  HARRIS AVE                  SAN JOSE                    CA           95124
1         26304741    5928  KYBURZ PL                   SAN JOSE                    CA           95120
1         26305144    18557  VESSING RD                 SARATOGA                    CA           95070
1         26481556    957  COLONIAL LN                  PALO ALTO                   CA           94303
1         26483065    535  PATRICIA LN                  PALO ALTO                   CA           94303
1         26602243    15525  TETLEY ST                  HACIENDA HEIGHTS AREA       CA           91745
1         26613695    9808  CAMINITO CALOR              SAN DIEGO                   CA           92131
1         26615724    275  BEACON ST                    SAN FRANCISCO               CA           94131
1         26718577    390  S OLD BRIDGE RD              ANAHEIM                     CA           92808
1         26730549    8829  WINSTON WAY                 TAHOMA                      CA           96142
1         26916601    8271  SOUTH HWY A1A               MELBOURNE BEACH             FL           32951
1         27008267    5918  PORTO ALEGRE DR             SAN JOSE                    CA           95120
1         27008622    1365  JACKSON ST                  SANTA CLARA                 CA           95050
1         27009307    164  SPREADING OAK DR             SCOTTS VALLEY               CA           95066
1         27165505    5302  N ENDERBY CT                CALABASAS                   CA           91302
1         27278258    700  FRONT ST UNIT 2306           SAN DIEGO                   CA           92101
1         27281294    825  EDGEMONT                     GROSS POINTE                MI           48230
1         27282607    3013  W LAWRENCE                  SPRINGFIELD                 IL           62704
1         27283712    1433  C S PRAIRIE                 CHICAGO                     IL           60605
1         27460989    277  GOLDEN BEACH DR              GOLDEN BEACH                FL           33160
1         27469196    11509  DONA EVITA DR              LOS ANGELES                 CA           91604
1         27763739    4282  STONELEIGH                  BLOOMFIELD HILLS            MI           48302
1         27765262    46434  BRIAR PL                   FREMONT                     CA           94539
1         27766146    310  PEPPER AVE                   BURLINGAME                  CA           94010
1         28397073    288  PARK AVE                     LONG BEACH                  CA           90803
1         28418440    15009  CAMINITO LADERA            DEL MAR                     CA           92014
1         28418614    12330  RUE CHEAUMONT              SAN DIEGO                   CA           92131
1         28451334    4005  CASANOVA DR                 SAN MATEO                   CA           94403
1         28452548    2065  PASEO DEL ORO               SAN JOSE                    CA           95124
1         28452639    836  DRIFTWOOD DR                 PALO ALTO                   CA           94303

1         26250613            180            172   275000.00   267915.71  7.00000      0.75000    5/1/1999       2471.78     73.33
1         26254102            180            173   300000.00   293257.57  7.00000      0.75000    6/1/1999       2696.48     50.85
1         26254920            180            172   650000.00   349375.65  6.37500      0.25000    5/1/1999       5617.63     69.89
1         26263251            180            174   580000.00   568740.75  6.87500      0.62500    7/1/1999       5172.76     55.77
1         26288266            180            172   857500.00   835177.09  6.87500      0.62500    5/1/1999       7647.65     70.00
1         26298398            180            175   385000.00   378514.26  6.87500      0.62500    8/1/1999       3433.64     66.38
1         26304741            180            173   350000.00   336012.31  6.62500      0.37500    6/1/1999       3072.98     53.85
1         26305144            180            174   373000.00   365759.13  6.87500      0.62500    7/1/1999       3326.62     23.31
1         26481556            180            173   320000.00   312808.04  7.00000      0.75000    6/1/1999       2876.25     32.99
1         26483065            180            172   500000.00   486708.87  6.62500      0.37500    5/1/1999       4389.97     60.61
1         26602243            180            173   315000.00   307845.40  6.87500      0.62500    6/1/1999       2809.34     75.00
1         26613695            180            175   266500.00   262246.69  7.00000      0.75000    8/1/1999       2395.38     61.98
1         26615724            180            172   650000.00   633255.41  7.00000      0.75000    5/1/1999       5842.38     72.22
1         26718577            180            173   517500.00   505370.41  6.50000      0.25000    6/1/1999       4507.97     75.00
1         26730549            180            173   850000.00   830896.33  7.00000      0.75000    6/1/1999       7640.04     70.83
1         26916601            180            173   344000.00   336268.63  7.00000      0.75000    6/1/1999       3091.97     78.18
1         27008267            180            173   300000.00   293186.11  6.87500      0.62500    6/1/1999       2675.56     46.88
1         27008622            180            173   277500.00   271130.53  6.75000      0.50000    6/1/1999       2455.62     75.00
1         27009307            180            173   400000.00   390721.94  6.62500      0.37500    6/1/1999       3511.98     69.57
1         27165505            180            174   650000.00   635805.01  6.50000      0.25000    7/1/1999       5662.20     50.00
1         27278258            180            174   325000.00   318536.00  6.62500      0.37500    7/1/1999       2853.48     48.15
1         27281294            180            174   354000.00   347054.99  6.75000      0.50000    7/1/1999       3132.58     40.46
1         27282607            180            174   295000.00   289273.32  6.87500      0.62500    7/1/1999       2630.97     93.65
1         27283712            180            174   475500.00   466269.36  6.87500      0.62500    7/1/1999       4240.77     74.93
1         27460989            180            173   360000.00   351823.27  6.87500      0.62500    6/1/1999       3210.68     74.23
1         27469196            180            173   330000.00   322504.70  6.87500      0.62500    6/1/1999       2943.12     55.00
1         27763739            180            173   444000.00   433915.44  6.87500      0.62500    6/1/1999       3959.83     59.20
1         27765262            180            173   568780.00   555724.73  6.75000      0.50000    6/1/1999       5033.19     73.39
1         27766146            180            173   500000.00   488762.56  7.00000      0.75000    6/1/1999       4494.14     35.71
1         28397073            180            174   400000.00   392235.01  6.87500      0.62500    7/1/1999       3567.42     70.18
1         28418440            180            174   324500.00   318200.64  6.87500      0.62500    7/1/1999       2894.07     66.22
1         28418614            180            174   330000.00   323525.86  6.75000      0.50000    7/1/1999       2920.20     53.23
1         28451334            180            173   275000.00   268819.38  7.00000      0.75000    6/1/1999       2471.78     73.33
1         28452548            180            174   343500.00   336689.59  6.62500      0.37500    7/1/1999       3015.91     62.74
1         28452639            180            174   500000.00   490293.79  6.87500      0.62500    7/1/1999       4459.27     68.97

1         26250613          375000.00 Single Family Residence      Second      Rate/Term Refinance
1         26254102          590000.00 Single Family Residence      Primary     Cash-Out Refinance
1         26254920          930000.00 Single Family Residence      Primary     Cash-Out Refinance
1         26263251         1040000.00 Single Family Residence      Primary     Rate/Term Refinance
1         26288266         1225000.00 Single Family Residence      Primary     Cash-Out Refinance
1         26298398          580000.00 Single Family Residence      Primary     Cash-Out Refinance
1         26304741          650000.00 Condominium                  Primary     Purpose
1         26305144         1600000.00 Single Family Residence      Primary     Rate/Term Refinance
1         26481556          970000.00 Single Family Residence      Primary     Cash-Out Refinance
1         26483065          825000.00 Single Family Residence      Primary     Rate/Term Refinance
1         26602243          420000.00 Single Family Residence      Primary     Cash-Out Refinance
1         26613695          430000.00 Single Family Residence      Primary     Rate/Term Refinance
1         26615724          900000.00 Single Family Residence      Primary     Cash-Out Refinance
1         26718577          690000.00 Single Family Residence      Primary     Cash-Out Refinance
1         26730549         1200000.00 Single Family Residence      Second      Purpose
1         26916601          440000.00 Single Family Residence      Second      Purpose
1         27008267          640000.00 Single Family Residence      Primary     Cash-Out Refinance
1         27008622          370000.00 Single Family Residence      Primary     Cash-Out Refinance
1         27009307          575000.00 Single Family Residence      Primary     Purpose
1         27165505         1300000.00 Single Family Residence      Primary     Rate/Term Refinance
1         27278258          675000.00 Condominium                  Primary     Purpose
1         27281294          875000.00 Single Family Residence      Primary     Cash-Out Refinance
1         27282607          315000.00 Single Family Residence      Primary     Rate/Term Refinance
1         27283712          634576.00 Condominium                  Primary     Cash-Out Refinance
1         27460989          485000.00 Single Family Residence      Primary     Purpose
1         27469196          600000.00 Single Family Residence      Primary     Rate/Term Refinance
1         27763739          750000.00 Single Family Residence      Primary     Cash-Out Refinance
1         27765262          775000.00 Single Family Residence      Primary     Cash-Out Refinance
1         27766146         1400000.00 Single Family Residence      Primary     Cash-Out Refinance
1         28397073          570000.00 Single Family Residence      Primary     Cash-Out Refinance
1         28418440          490000.00 Condominium                  Primary     Cash-Out Refinance
1         28418614          620000.00 Single Family Residence      Primary     Cash-Out Refinance
1         28451334          375000.00 Single Family Residence      Primary     Cash-Out Refinance
1         28452548          547500.00 Single Family Residence      Primary     Rate/Term Refinance
1         28452639          725000.00 Single Family Residence      Primary     Cash-Out Refinance

1         28466027    289  VISTA GRANDE                 GREENBRAE                   CA           94904
1         28466589    6061  HEDGECREST CIRCLE           SAN RAMON                   CA           94583
1         28466860    182  BULKLEY AVE                  SAUSALITO                   CA           94965
1         28467165    1683  PARROTT DR                  SAN MATEO                   CA           94402
1         28507341    222  VIA ARABELLA                 SAN DIMAS                   CA           91773
1         28699056    49087  TOMAHAWK PL                FREMONT                     CA           94539
1         28699460    85  PAUL AVE                      MOUNTAIN VIEW               CA           94041
1         28699924    35  ACACIA RD                     FAIRFAX                     CA           94930
1         28732600    569  BUCHANAN DR                  STATELINE                   NV           89449
1         28740090    225  POINSETTIA AVE               CORONA DEL MAR              CA           92625
1         28744019    550  BARBARA WAY                  HILLSBOROUGH                CA           94010
1         28744183    44477  PARKMEADOW DR              FREMONT                     CA           94539
1         28744829    1395  MUNRO AVE                   CAMPBELL                    CA           95008
1         28834059    22144  ALIZONDO DR                WOODLAND HILLS              CA           91364
1         28834281    638  W OAKDALE AVE                CHICAGO                     IL           60657
1         28834927    4  ENCLAVE CT                     BURR RIDGE                  IL           60521
1         29239787    7820  LOOKOUT DR                  LA JOLLA                    CA           92037
1         29285400    39717  WITTENBURG                 ANTIOCH                     IL           60002
1         29307683    10835  MORGAN TERRITORY RD        LIVERMORE                   CA           94550
1         29424900    24  ROSEWOOD DR                   SAN FRANCISCO               CA           94127
1         29426202    2134  GRENOBLE DR                 LODI                        CA           95242
1         30875827    20  CATHERINE CT                  ALAMO                       CA           94507
1         7015763043  6345  WARNER DR                   LOS ANGELES                 CA           90048
1         7015836286  11825  SW LYNNFIELD LN            PORTLAND                    OR           97225
1         7015995611  6425  SATTES DR                   RNCHO PLS VRD               CA           90274
1         7016014834  655  18TH ST                      MANHATTAN BCH               CA           90266
1         7016086816  28763  CRESTRIDGE RD              RNCHO PLS VRD               CA           90274
1         7016088044  11618  CHARTWELL CT               HOUSTON                     TX           77024
1         7016144961  3250  BRITTAN AV                  SAN CARLOS                  CA           94070
1         7016163375  2565  HOLLISTON AV                ALTADENA                    CA           91001
1         7016210960  1965  LOMBARDY RD                 SAN MARINO                  CA           91108
1         7016212834  909  FAIRVIEW DR                  WOODLAND                    CA           95695
1         7016212933  3255  MANDEVILLE CANYO            LOS ANGELES                 CA           90049
1         7016228079  3416  STACEY CT                   MOUNTAIN VIEW               CA           94040
1         7016231289  9834  RED REEF CT                 FORT MYERS                  FL           33919

1         28466027            180            173   399000.00   390032.54  7.00000      0.75000    6/1/1999       3586.32     66.50
1         28466589            180            174   310500.00   304535.96  7.00000      0.75000    7/1/1999       2790.86     71.38
1         28466860            180            173   473000.00   462369.36  7.00000      0.75000    6/1/1999       4251.46     65.69
1         28467165            180            174   400500.00   392725.29  6.87500      0.62500    7/1/1999       3571.88     62.11
1         28507341            180            175   415000.00   408305.74  6.87500      0.62500    8/1/1999       3701.20     89.83
1         28699056            180            173   290500.00   283970.99  7.00000      0.75000    6/1/1999       2611.10     70.00
1         28699460            180            173   285000.00   274630.69  7.00000      0.75000    6/1/1999       2561.66     57.58
1         28699924            180            174   267000.00   261871.10  7.00000      0.75000    7/1/1999       2399.87     59.33
1         28732600            180            175   301000.00   296196.09  7.00000      0.75000    8/1/1999       2705.47     63.37
1         28740090            180            174   638000.00   623954.98  6.75000      0.50000    7/1/1999       5645.72     49.08
1         28744019            180            174   350000.00   337730.95  6.50000      0.25000    7/1/1999       3048.88     26.92
1         28744183            180            174   450000.00   441264.43  6.87500      0.62500    7/1/1999       4013.34     45.69
1         28744829            180            174   580000.00   568621.21  6.75000      0.50000    7/1/1999       5132.47     74.84
1         28834059            180            174   543750.00   532472.14  6.75000      0.50000    7/1/1999       4811.70     75.00
1         28834281            180            174   456000.00   444697.09  7.00000      0.75000    7/1/1999       4098.66     62.90
1         28834927            180            174   465000.00   446162.13  6.87500      0.62500    7/1/1999       4147.12     59.24
1         29239787            180            175  1000000.00   983697.17  6.75000      0.50000    8/1/1999       8849.09     61.73
1         29285400            180            175   420000.00   384909.70  7.00000      0.75000    8/1/1999       3775.08     71.19
1         29307683            180            174   295000.00   289151.19  6.62500      0.37500    7/1/1999       2590.08     37.11
1         29424900            180            174   506250.00   496525.98  7.00000      0.75000    7/1/1999       4550.32     75.00
1         29426202            180            175   352000.00   346382.11  7.00000      0.75000    8/1/1999       3163.88     79.10
1         30875827            180            175   400000.00   393448.29  6.87500      0.62500    8/1/1999       3567.42     69.93
1         7015763043          180            104   273000.00   190702.22  6.95000      0.70000    9/1/1993       2446.18     84.00
1         7015836286          180            106   266500.00   187483.54  6.65000      0.40000   11/1/1993       2343.54     64.22
1         7015995611          180            106   259000.00   182621.57  6.75000      0.50000   11/1/1993       2291.92     47.09
1         7016014834          180            107   325000.00   217512.75  6.60000      0.35000   12/1/1993       2849.00     74.71
1         7016086816          180            106   282000.00   190157.61  6.70000      0.45000   11/1/1993       2487.64     40.29
1         7016088044          180            106   252500.00   177256.98  6.80000      0.55000   11/1/1993       2241.41     44.69
1         7016144961          180            107   304000.00   189513.54  6.65000      0.40000   12/1/1993       2673.30     80.00
1         7016163375          180            107   287000.00   202328.81  6.60000      0.35000   12/1/1993       2515.89     71.75
1         7016210960          180            107   950000.00   674261.23  6.75000      0.50000   12/1/1993       8406.64     50.00
1         7016212834          180            107   260800.00   183912.42  6.45000      0.25000   12/1/1993       2264.69     80.00
1         7016212933          180            106   400000.00   279891.25  6.45000      0.25000   11/1/1993       3473.45     72.73
1         7016228079          180            107   345000.00   244114.39  6.60000      0.35000   12/1/1993       3024.32     55.65
1         7016231289          180            107   368000.00   211143.70  6.60000      0.35000   12/1/1993       3225.95     73.60

1         28466027          600000.00 Single Family Residence      Primary     Rate/Term Refinance
1         28466589          435000.00 Single Family Residence      Primary     Purpose
1         28466860          720000.00 3-Family                     Investor    Cash-Out Refinance
1         28467165          644800.00 Single Family Residence      Primary     Rate/Term Refinance
1         28507341          462000.00 Single Family Residence      Primary     Purpose
1         28699056          415000.00 Single Family Residence      Primary     Cash-Out Refinance
1         28699460          495000.00 Single Family Residence      Primary     Rate/Term Refinance
1         28699924          450000.00 Single Family Residence      Primary     Rate/Term Refinance
1         28732600          475000.00 Single Family Residence      Primary     Cash-Out Refinance
1         28740090         1300000.00 Single Family Residence      Primary     Rate/Term Refinance
1         28744019         1300000.00 Single Family Residence      Primary     Rate/Term Refinance
1         28744183          985000.00 Single Family Residence      Primary     Cash-Out Refinance
1         28744829          775000.00 Single Family Residence      Primary     Cash-Out Refinance
1         28834059          725000.00 Single Family Residence      Primary     Cash-Out Refinance
1         28834281          725000.00 Single Family Residence      Primary     Cash-Out Refinance
1         28834927          785000.00 Single Family Residence      Primary     Rate/Term Refinance
1         29239787         1620000.00 Single Family Residence      Primary     Purpose
1         29285400          590000.00 Single Family Residence      Primary     Cash-Out Refinance
1         29307683          795000.00 Single Family Residence      Primary     Purpose
1         29424900          675000.00 Single Family Residence      Primary     Cash-Out Refinance
1         29426202          445000.00 Single Family Residence      Primary     Purpose
1         30875827          572000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7015763043        325000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7015836286        415000.00 Single Family Residence      Primary     Rate/Term Refinance
1         7015995611        550000.00 Single Family Residence      Primary     Rate/Term Refinance
1         7016014834        435000.00 Single Family Residence      Primary     Rate/Term Refinance
1         7016086816        700000.00 Single Family Residence      Primary     Rate/Term Refinance
1         7016088044        565000.00 Single Family Residence      Primary     Rate/Term Refinance
1         7016144961        380000.00 Single Family Residence      Primary     Rate/Term Refinance
1         7016163375        400000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7016210960       1900000.00 Single Family Residence      Primary     Rate/Term Refinance
1         7016212834        326000.00 Single Family Residence      Primary     Purpose
1         7016212933        550000.00 Single Family Residence      Primary     Purpose
1         7016228079        620000.00 Single Family Residence      Primary     Rate/Term Refinance
1         7016231289        500000.00 Single Family Residence      Primary     Rate/Term Refinance

1         7016239928  1814  PALISADES DR                PACIFIC PLSDS               CA           90272
1         7016252749  203  ZORNIA DR                    SAN ANTONIO                 TX           78213
1         7016266525  1354  GREENWICH ST                SAN FRANCISCO               CA           94109
1         7016278058  10029  HEAVENLY WY                LA MESA                     CA           91941
1         7016293958  11  FAIRWAY CIR S                 MANHASSET                   NY           11030
1         7016343696  2325W AVE N 12                    PALMDALE                    CA           93551
1         7016355179  124  11TH ST                      HUNTINGTON BH               CA           92648
1         7016362555  1400  BEACH DR NE                 TACOMA                      WA           98422
1         7016370012  1841S LOS ROBLES AV               SAN MARINO                  CA           91108
1         7016372190  1005  SHORT ST                    STEILACOOM                  WA           98388
1         7016375888  38  HILL LN                       ROSLYN HTS                  NY           11577
1         7016386430  10  KENTDALE LN                   KENTFIELD                   CA           94904
1         7016396108  901  CALLE SIMPATICO              GLENDALE                    CA           91208
1         7016422946  980  OXFORD RD                    SAN MARINO                  CA           91108
1         7016424017  10  LOST NATION RD                POUND RIDGE                 NY           10576
1         7016447737  656  OAK GROVE DR                 SANTA BARBARA               CA           93108
1         7016481249  3  TORY LN                        SCARSDALE                   NY           10583
1         7016486941  15  THE GLENADA                   ROSLYN ESTATES              NY           11576
1         7016489069  25922  VISTA DR W                 DANA POINT                  CA           92629
1         7016489242  8  VILLAGE KNOLLS                 SAN ANTONIO                 TX           78232
1         7016521309  12503  OVERCUP DR                 HOUSTON                     TX           77024
1         7016563350  276  CHESTNUT HILL RD             STAMFORD                    CT           06903
1         7016651197  15  GLENN PL                      HASTINGS HDSN               NY           10706
1         7016652658  525  GUNWALE LN                   LONGBOAT KEY                FL           34228
1         7016658044  6025  CIELO VISTA CT              CAMARILLO                   CA           93012
1         7016685302  7023  PHILLIPS RD SW              TACOMA                      WA           98498
1         7016689312  3914  IRON ML                     SAN ANTONIO                 TX           78230
1         7016741675  5201  GEORGE MCKAY CT             FAIRFAX                     VA           22030
1         7016744265  1737  CANYON HILL DR              RIVERSIDE                   CA           92506
1         7019285985  1610W OCEANFRONT                  NEWPORT BEACH               CA           92660
1         7019325252  15193      WILLIAM DR             AUBURN                      CA           95603
1         7019325260  2830      LAKE TERRAC             TAHOE CITY                  CA           96145
1         7019339345  1920      CALLE SIREN             GLENDALE                    CA           91208
1         7019343586  728      ADELYN DR                SAN GABRIEL                 CA           91775
1         7019365464  21748      TAHOE LN               LAKE FOREST                 CA           92630

1         7016239928          180            108   250000.00   168382.65  6.60000      0.35000    1/1/1994       2191.54     62.50
1         7016252749          180            107   300000.00   203232.01  7.00000      0.75000   12/1/1993       2696.49     75.00
1         7016266525          180            108   244000.00   173831.91  6.60000      0.35000    1/1/1994       2138.94     45.61
1         7016278058          180            108   312000.00   214135.88  6.45000      0.25000    1/1/1994       2709.29     52.88
1         7016293958          180            107   250000.00   176096.77  6.40000      0.25000   12/1/1993       2164.05     47.17
1         7016343696          180            108   272000.00   192918.67  6.40000      0.25000    1/1/1994       2354.49     80.00
1         7016355179          180            108   254400.00   180233.48  6.35000      0.25000    1/1/1994       2195.18     77.09
1         7016362555          180            109   275000.00   189597.30  6.45000      0.25000    2/1/1994       2388.00     36.67
1         7016370012          180            109   286400.00   204284.17  6.85000      0.60000    2/1/1994       2550.29     77.41
1         7016372190          180            109   344000.00    14219.51  6.75000      0.50000    2/1/1994       3044.09     80.00
1         7016375888          180            109   447000.00   308232.61  6.40000      0.25000    2/1/1994       3869.32     77.07
1         7016386430          180            108   253000.00   179643.16  6.45000      0.25000    1/1/1994       2196.96     47.29
1         7016396108          180            109   296000.00   211608.86  6.45000      0.25000    2/1/1994       2570.35     80.00
1         7016422946          180            109   304000.00   219537.66  6.95000      0.70000    2/1/1994       2723.95     15.20
1         7016424017          180            109   305000.00   208220.64  6.55000      0.30000    2/1/1994       2665.27     65.59
1         7016447737          180            109   250000.00   180255.96  6.90000      0.65000    2/1/1994       2233.12     35.71
1         7016481249          180            110   360000.00   250582.11  6.85000      0.60000    3/1/1994       3205.67     60.00
1         7016486941          180            109   475000.00   341804.59  6.75000      0.50000    2/1/1994       4203.32     71.97
1         7016489069          180            109   300800.00   216452.33  6.75000      0.50000    2/1/1994       2661.81     80.00
1         7016489242          180            109   468000.00   299816.68  6.85000      0.60000    2/1/1994       4167.37     58.50
1         7016521309          180            110   270000.00   195578.00  6.75000      0.50000    3/1/1994       2389.26     79.41
1         7016563350          180            109   312000.00   225289.85  6.95000      0.70000    2/1/1994       2795.63     80.00
1         7016651197          180            111   262500.00   183004.40  6.95000      0.70000    4/1/1994       2352.10     75.00
1         7016652658          180            111   256000.00   186847.04  6.80000      0.55000    4/1/1994       2272.48     80.00
1         7016658044          180            111   330000.00   239152.65  6.50000      0.25000    4/1/1994       2874.66     61.11
1         7016685302          180            112   260000.00   179212.49  6.70000      0.45000    5/1/1994       2293.57     65.00
1         7016689312          180            111   244800.00   179047.12  6.90000      0.65000    4/1/1994       2186.67     35.48
1         7016741675          180            113   242400.00   179382.06  6.85000      0.60000    6/1/1994       2158.49     55.09
1         7016744265          180            112   370000.00   271517.96  6.75000      0.50000    5/1/1994       3274.17     70.48
1         7019285985          180            157   600000.00   486695.49  6.80000      0.55000    2/1/1998       5326.11     50.00
1         7019325252          180            157   482000.00   444540.59  6.95000      0.70000    2/1/1998       4318.89     68.86
1         7019325260          180            157   567500.00   523395.83  6.95000      0.70000    2/1/1998       5085.00     47.29
1         7019339345          180            158   342000.00   316053.34  6.65000      0.40000    3/1/1998       3007.47     69.94
1         7019343586          180            159   250000.00   216579.34  6.85000      0.60000    4/1/1998       2226.16     65.79
1         7019365464          180            159   314000.00   291404.63  6.95000      0.70000    4/1/1998       2813.56     76.59

1         7016239928        400000.00 Condominium                  Primary     Cash-Out Refinance
1         7016252749        400000.00 Single Family Residence      Primary     Rate/Term Refinance
1         7016266525        535000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7016278058        590000.00 Single Family Residence      Primary     Rate/Term Refinance
1         7016293958        530000.00 Condominium                  Primary     Purpose
1         7016343696        340000.00 Single Family Residence      Primary     Purpose
1         7016355179        330000.00 Single Family Residence      Primary     Purpose
1         7016362555        750000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7016370012        370000.00 Single Family Residence      Primary     Rate/Term Refinance
1         7016372190        430000.00 Single Family Residence      Primary     Purpose
1         7016375888        580000.00 Single Family Residence      Primary     Rate/Term Refinance
1         7016386430        535000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7016396108        370000.00 Single Family Residence      Primary     Rate/Term Refinance
1         7016422946       2000000.00 Single Family Residence      Primary     Rate/Term Refinance
1         7016424017        465000.00 Single Family Residence      Primary     Rate/Term Refinance
1         7016447737        700000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7016481249        600000.00 Single Family Residence      Primary     Rate/Term Refinance
1         7016486941        660000.00 Single Family Residence      Primary     Purpose
1         7016489069        376000.00 Condominium                  Primary     Purpose
1         7016489242        800000.00 Single Family Residence      Primary     Rate/Term Refinance
1         7016521309        340000.00 Single Family Residence      Primary     Rate/Term Refinance
1         7016563350        390000.00 Single Family Residence      Primary     Purpose
1         7016651197        350000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7016652658        320000.00 Single Family Residence      Primary     Purpose
1         7016658044        540000.00 Single Family Residence      Primary     Purpose
1         7016685302        400000.00 Single Family Residence      Primary     Rate/Term Refinance
1         7016689312        690000.00 Single Family Residence      Primary     Rate/Term Refinance
1         7016741675        440000.00 Single Family Residence      Primary     Rate/Term Refinance
1         7016744265        525000.00 Single Family Residence      Primary     Purpose
1         7019285985       1200000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7019325252        700000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7019325260       1200000.00 Single Family Residence      Second      Cash-Out Refinance
1         7019339345        489000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7019343586        380000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7019365464        410000.00 Single Family Residence      Primary     Cash-Out Refinance

1         7019485221  31      MORSE LN                  WOODSIDE                    CA           94062
1         7019536106  1500      FRANCISCO S             SAN FRANCISCO               CA           94123
1         7019541585  1632N WARDMAN DR                  BREA                        CA           92821
1         7019546139  13511      GRANDMASTER            HOUSTON                     TX           77041
1         7019659049  3665      MARANATHA D             SUGAR LAND                  TX           77479
1         7019668115  9866      OJAI SANTA              OJAI                        CA           93023
1         7019683650  9525      HIGHRIDGE D             BEVERLY HILLS               CA           90210
1         7019703599  26294      CARMELO ST             CARMEL                      CA           93923
1         7019714216  565      SHEFFIELD D              SANTA BARBARA               CA           93108
1         7019784169  149      WELLESLEY C              REDWOOD CITY                CA           94062
1         7019875603  6362      SAN ANSELMO             SAN JOSE                    CA           95119
1         7019877500  618      18TH ST                  HUNTINGTON BEACH            CA           92648
1         7019887566  2      PEARTREE LN                ROLLING HILLS ESTATE        CA           90274
1         7019902480  1884      DUNE POINT              BYRON                       CA           94514
1         7019904262  305      HILLVIEW AV              REDWOOD CITY                CA           94062
1         7019915672  9924      EDMORE PL               SUN VALLEY                  CA           91352
1         7019916563  4653      EAST TALMAD             SAN DIEGO                   CA           92116
1         7019920565  910N ROXBURY DR                   BEVERLY HILLS               CA           90210
1         7019929715  10632S MEADS AVE                  ORANGE                      CA           92867
1         7019930887  3098      ZELL DR                 LAGUNA BEACH                CA           92651
1         7019931950  1585      LA HONDA RD             WOODSIDE                    CA           94062
1         7019935258  862      GRAY FOX CI              PLEASANTON                  CA           94566
1         7019980817  9      PINTA CT                   GREENLAWN                   NY           11740
1         7019980981  1555      SAGE CANYON             SAINT HELENA                CA           94574
1         7019981625  365      HILLTOP DR               CHULA VISTA                 CA           91910
1         7019994362  553      GAZELLE WY               SANTA MARIA                 CA           93455
1         7020000399  4150      17TH ST 2               SAN FRANCISCO               CA           94114
1         7020007642  1809S SANTA ANITA AVE             ARCADIA                     CA           91006
1         7020009705  5105      CHESTNUT ST             BELLAIRE                    TX           77401
1         7020014580  31      DIPSEA RD                 STINSON BEACH               CA           94970
1         7020015991  2434W SAN ANTONIO CRE             UPLAND                      CA           91784
1         7020018375  4270      NOTTINGHAM              DANVILLE                    CA           94506
1         7020019266  22546      CASCADE DR             CANYON LAKE                 CA           92587
1         7020019290  18502NE111TH AVE                  BATTLE GROUND               WA           98604
1         7020019415  830S BRONSON AVE                  LOS ANGELES                 CA           90005

1         7019485221          180            162   600000.00   563752.89  6.85000      0.60000    7/1/1998       5342.78     69.77
1         7019536106          180            161   320200.00   299641.07  6.80000      0.55000    6/1/1998       2842.37     62.78
1         7019541585          180            162   256000.00   240472.85  6.80000      0.55000    7/1/1998       2272.48     80.00
1         7019546139          180            161   297600.00   278492.18  6.80000      0.55000    6/1/1998       2641.75     67.64
1         7019659049          180            164   450000.00   425518.12  6.75000      0.50000    9/1/1998       3982.10     69.23
1         7019668115          180            163   389000.00   366957.65  6.90000      0.65000    8/1/1998       3474.74     67.65
1         7019683650          180            163   650000.00   613021.04  6.85000      0.60000    8/1/1998       5788.01     55.32
1         7019703599          180            165   400000.00   380117.10  6.90000      0.65000   10/1/1998       3572.99     57.14
1         7019714216          180            164   600000.00   566704.20  6.90000      0.65000    9/1/1998       5359.49     72.73
1         7019784169          180            165   494000.00   468757.91  6.75000      0.50000   10/1/1998       4371.46     58.12
1         7019875603          180            168   252000.00   241984.03  6.80000      0.55000    1/1/1999       2236.97     80.00
1         7019877500          180            167   299000.00   286246.01  6.95000      0.70000   12/1/1998       2679.15     76.28
1         7019887566          180            169   278000.00   255279.40  6.75000      0.50000    2/1/1999       2460.05     53.46
1         7019902480          180            167   247500.00   236681.26  6.65000      0.40000   12/1/1998       2176.46     76.86
1         7019904262          180            167   246500.00   235768.74  6.70000      0.45000   12/1/1998       2174.48     58.69
1         7019915672          180            169   270000.00   260190.94  6.80000      0.55000    2/1/1999       2396.75     75.00
1         7019916563          180            170   262500.00   253747.23  6.65000      0.40000    3/1/1999       2308.36     73.94
1         7019920565          180            169   926000.00   892772.63  6.95000      0.70000    2/1/1999       8297.29     28.94
1         7019929715          180            167   528000.00   504079.61  6.35000      0.25000   12/1/1998       4556.02     80.00
1         7019930887          180            168   260000.00   249538.39  6.65000      0.40000    1/1/1999       2286.38     73.24
1         7019931950          180            167   300000.00   277624.44  6.85000      0.60000   12/1/1998       2671.39     37.50
1         7019935258          180            168   534000.00   512775.74  6.80000      0.55000    1/1/1999       4740.24     73.66
1         7019980817          180            171   260000.00   252251.44  6.70000      0.45000    4/1/1999       2293.57     80.00
1         7019980981          180            168  1378000.00  1312645.68  6.75000      0.50000    1/1/1999      12194.06     45.93
1         7019981625          180            168   282000.00   270473.63  6.50000      0.25000    1/1/1999       2456.53     70.50
1         7019994362          180            169   261500.00   251984.86  6.85000      0.60000    2/1/1999       2328.57     68.82
1         7020000399          180            169   400000.00   385408.18  6.75000      0.50000    2/1/1999       3539.64     80.00
1         7020007642          180            169   524000.00   484348.36  6.75000      0.50000    2/1/1999       4636.93     73.80
1         7020009705          180            169   311200.00   299753.78  6.65000      0.40000    2/1/1999       2736.62     80.00
1         7020014580          180            169   348000.00   328487.51  6.75000      0.50000    2/1/1999       3079.49     36.25
1         7020015991          180            169   275000.00   264747.73  6.65000      0.40000    2/1/1999       2418.29     56.94
1         7020018375          180            169   299000.00   287623.36  6.25000      0.25000    2/1/1999       2563.70     47.84
1         7020019266          180            169   412000.00   395238.81  6.85000      0.60000    2/1/1999       3668.71     58.86
1         7020019290          180            169   296000.00   283229.83  6.60000      0.35000    2/1/1999       2594.78     54.81
1         7020019415          180            169   270000.00   259646.44  6.50000      0.25000    2/1/1999       2351.99     56.25

1         7019485221        860000.00 Single Family Residence      Primary     Purpose
1         7019536106        510000.00 Condominium                  Primary     Cash-Out Refinance
1         7019541585        320000.00 Single Family Residence      Primary     Purpose
1         7019546139        440000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7019659049        650000.00 Single Family Residence      Primary     Purpose
1         7019668115        575000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7019683650       1175000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7019703599        700000.00 Single Family Residence      Second      Cash-Out Refinance
1         7019714216        825000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7019784169        850000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7019875603        315000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7019877500        392000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7019887566        520000.00 Condominium                  Primary     Cash-Out Refinance
1         7019902480        322000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7019904262        420000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7019915672        360000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7019916563        355000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7019920565       3200000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7019929715        660000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7019930887        355000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7019931950        800000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7019935258        725000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7019980817        325000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7019980981       3000000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7019981625        400000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7019994362        380000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7020000399        500000.00 Condominium                  Primary     Cash-Out Refinance
1         7020007642        710000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7020009705        389000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7020014580        960000.00 Single Family Residence      Second      Cash-Out Refinance
1         7020015991        483000.00 Single Family Residence      Primary     Purpose
1         7020018375        625000.00 Single Family Residence      Primary     Unknown
1         7020019266        700000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7020019290        540000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7020019415        480000.00 Single Family Residence      Primary     Cash-Out Refinance

1         7020020512  967      GARRIDO DR               CAMARILLO                   CA           93010
1         7020023334  1718      MYRA DR                 SAN JOSE                    CA           95124
1         7020036534  16011      MIAMI WAY              PACIFIC PALISADES           CA           90272
1         7020037441  10757      BAILE AVE              CHATSWORTH                  CA           91311
1         7020041419  65      CARNOUSTIE                NOVATO                      CA           94949
1         7020048430  25191      LINDA VISTA            LAGUNA HILLS                CA           92653
1         7020049131  6710S GARTH AVE                   LOS ANGELES                 CA           90056
1         7020051731  16231      WOODSTOCK L            HUNTINGTON BEACH            CA           92647
1         7020055583  2771      WALKER LEE              LOS ALAMITOS                CA           90720
1         7020057373  1090      MT SHADOWS              SAN JOSE                    CA           95120
1         7020057795  305      AUGUSTA CT               SOUTHLAKE                   TX           76092
1         7020059254  2111      MYRTLE BEAC             DANVILLE                    CA           94526
1         7020060575  3448      EMERALD ISL             GLENDALE                    CA           91206
1         7020062886  3209    1E  OCEAN BL              LONG BCH                    CA           90803
1         7020064171  1536      MANNING LN              ALAMO                       CA           94507
1         7020066069  25165      ROCKRIDGE R            LAGUNA HILLS                CA           92653
1         7020068099  2377      TOPSAIL CIR             WESTLAKE VILLAGE            CA           91361
1         7020074600  670      QUAIL CREST              WALNUT CREEK                CA           94598
1         7020076019  24      PINE RD                   SYOSSET                     NY           11791
1         7020081688  3416      SUMMERSET C             COSTA MESA                  CA           92626
1         7020082066  3530      LOADSTONE D             SHERMAN OAKS AREA           CA           91403
1         7020082603  1519      MONTALBAN D             SAN JOSE                    CA           95120
1         7020092552  3453      BARRY AVE               LOS ANGELES                 CA           90066
1         7020097023  2038      VIA VINA                SAN CLEMENTE                CA           92673
1         7020098021  85      WINCHESTER                MANHASSET                   NY           11030
1         7020101544  1971      PORT TRINIT             NEWPORT BEACH               CA           92660
1         7020104308  417      BAYVIEW PKW              NOKOMIS                     FL           34275
1         7020106659  822N EASLEY CANYON R              GLENDORA                    CA           91741
1         7020108838  24450N GRANDVIED DR               BARRINGTON                  IL           60010
1         7020110222  719      LOS HUECOS               SAN JOSE                    CA           95123
1         7020119058  2646      YORKTOWN PL             HOUSTON                     TX           77056
1         7020120148  921      CROCKETT AV              CAMPBELL                    CA           95008
1         7020120247  1365      BUENA VISTA             MONTARA                     CA           94037
1         7020122276  1028      LINCOLN CT              SAN JOSE                    CA           95125
1         7020124652  803      PEEKSKILL D              SUNNYVALE                   CA           94087

1         7020020512          180            169   350000.00   336418.16  6.80000      0.55000    2/1/1999       3106.90     70.71
1         7020023334          180            169   280000.00   269869.51  6.85000      0.60000    2/1/1999       2493.30     80.00
1         7020036534          180            169   393000.00   378898.09  6.95000      0.70000    2/1/1999       3521.42     41.37
1         7020037441          180            169   400000.00   383950.05  6.85000      0.60000    2/1/1999       3561.86     62.99
1         7020041419          180            170   373500.00   361148.53  6.75000      0.50000    3/1/1999       3305.14     48.29
1         7020048430          180            169   275000.00   265091.43  6.90000      0.65000    2/1/1999       2456.43     78.57
1         7020049131          180            169   440000.00   415045.30  6.90000      0.65000    2/1/1999       3930.29     74.58
1         7020051731          180            169   270000.00   260109.89  6.70000      0.45000    2/1/1999       2381.78     76.06
1         7020055583          180            169   303000.00   290146.65  6.90000      0.65000    2/1/1999       2706.54     74.81
1         7020057373          180            169   424000.00   408596.26  6.80000      0.55000    2/1/1999       3763.78     79.25
1         7020057795          180            170   594700.00   575033.58  6.75000      0.50000    3/1/1999       5262.56     74.34
1         7020059254          180            169   250000.00   240842.48  6.70000      0.45000    2/1/1999       2205.35     71.63
1         7020060575          180            169   425000.00   409044.58  6.40000      0.25000    2/1/1999       3678.89     75.89
1         7020062886          180            170   609000.00   588609.51  6.60000      0.35000    3/1/1999       5338.59     71.65
1         7020064171          180            170   281000.00   271745.72  6.80000      0.55000    3/1/1999       2494.40     66.59
1         7020066069          180            169   851000.00   820337.37  6.90000      0.65000    2/1/1999       7601.54     64.96
1         7020068099          180            169   270000.00   259248.87  6.80000      0.55000    2/1/1999       2396.75     60.00
1         7020074600          180            169   450000.00   433516.52  6.70000      0.45000    2/1/1999       3969.63     62.50
1         7020076019          180            172   299000.00   291199.90  6.85000      0.60000    5/1/1999       2662.49     65.00
1         7020081688          180            170   296000.00   286148.22  6.70000      0.45000    3/1/1999       2611.14     77.89
1         7020082066          180            170   348000.00   336491.80  6.75000      0.50000    3/1/1999       3079.49     55.24
1         7020082603          180            170   278000.00   268576.30  6.45000      0.25000    3/1/1999       2414.05     59.15
1         7020092552          180            170   247000.00   238831.83  6.75000      0.50000    3/1/1999       2185.73     65.00
1         7020097023          180            170   267500.00   258506.53  6.55000      0.30000    3/1/1999       2337.58     68.59
1         7020098021          180            172   246200.00   239750.38  6.80000      0.55000    5/1/1999       2185.48     33.05
1         7020101544          180            170   500000.00   483327.98  6.65000      0.40000    3/1/1999       4396.88     45.66
1         7020104308          180            171   365400.00   351194.43  6.95000      0.70000    4/1/1999       3274.12     73.82
1         7020106659          180            171   312000.00   302208.16  6.55000      0.30000    4/1/1999       2726.44     78.99
1         7020108838          180            171   280000.00   271669.58  7.00000      0.75000    4/1/1999       2516.72     65.12
1         7020110222          180            172   280000.00   272786.92  7.00000      0.75000    5/1/1999       2516.72     80.00
1         7020119058          180            171   263600.00   255711.43  6.65000      0.40000    4/1/1999       2318.04     70.29
1         7020120148          180            171   276000.00   267944.13  6.95000      0.70000    4/1/1999       2473.06     80.00
1         7020120247          180            171   747000.00   724922.28  6.80000      0.55000    4/1/1999       6631.00     67.91
1         7020122276          180            171   300000.00   288919.29  6.75000      0.50000    4/1/1999       2654.73     64.52
1         7020124652          180            172   289000.00   281555.02  7.00000      0.75000    5/1/1999       2597.62     49.40

1         7020020512        495000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7020023334        350000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7020036534        950000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7020037441        635000.00 Single Family Residence      Primary     Purpose
1         7020041419        773500.00 Single Family Residence      Primary     Purpose
1         7020048430        350000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7020049131        590000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7020051731        355000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7020055583        405000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7020057373        535000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7020057795        800000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7020059254        349000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7020060575        560000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7020062886        850000.00 3-Family                     Primary     Cash-Out Refinance
1         7020064171        422000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7020066069       1310000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7020068099        450000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7020074600        720000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7020076019        460000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7020081688        380000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7020082066        630000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7020082603        470000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7020092552        380000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7020097023        390000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7020098021        745000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7020101544       1095000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7020104308        495000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7020106659        395000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7020108838        430000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7020110222        350000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7020119058        375000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7020120148        345000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7020120247       1100000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7020122276        465000.00 Single Family Residence      Primary     Cash-Out Refinance
1         7020124652        585000.00 Single Family Residence      Primary     Cash-Out Refinance

1         7063537505  44718S EL MACERO DR               EL MACERO                   CA           95618
1         7063543255  1015  IRISH MOUNTAIN RD           COLFAX                      CA           95713
1         814989786   WITTMAN DR                        KATONAH                     NY           10536
1         815455241   217  WYCHMERE TRL                 WEST PALM BCH               FL           33414
1         815973284   1343NWCOCOANUT PT LN              STUART                      FL           34994
1         818421877   14955SE60TH STREET                BELLEVUE                    WA           98006
1         818491318   3507  CAMINO HERMANOS             QUARTZ HILL                 CA           93536
1         818491805   1145  CORSICA DRIVE               PACIFIC PALISADES           CA           90272
1         818580540   1038  STONINGTON DR               ARNOLD                      MD           21012
1         818712812   757  LYNNMERE DRIVE               THOUSAND OAKS               CA           91360
1         818729378   1       WATER LN                  MANHASSET                   NY           11030
1         818762825   5280    LOS ENCANTOS WAY          LOS ANGELES                 CA           90027
1         818831257   1       IRVING PLACE UNIT G2      NEW YORK                    NY           10003
1         818849119   699     COLEMAN AVE               MENLO PARK                  CA           94025
1         819046335   58      HOLLY BERRY LN            HANOVER                     MA           02339
1         819068800   110     BRANCHVILLE RD            RIDGEFIELD                  CT           06877
1         819091562   1295    KEANS CT                  ROSWELL                     GA           30075
1         9190080540  535535  W LEMON AVE               ARCADIA                     CA           91007
1         9190081159  519  W WINNIE WAY                 ALHAMBRA                    CA           91007
1         9199915878  14101   GREENLEAF ST              LOS ANGELES                 CA           91423
2         13055405    700  BRODERICK ST                 SAN FRANCISCO               CA           94117
2         13059464    10971  ALTO CT                    OJAI                        CA           93023
2         13808787    727  BALBOA AVE                   LAGUNA BEACH                CA           92651
2         13809025    5731  SIERRA CIELO                IRVINE                      CA           92715
2         14587901    4537-  4537 1/2 TYRONE AVE        LOS ANGELES                 CA           91403
2         15044613    23831  LINNET CIRCLE              LAGUNA NIGUEL               CA           92677
2         15145428    17952  HUNTINGTON CIRCLE          VILLA PARK                  CA           92861
2         15185994    13623  AVENIDA ESPANA             LA MIRADA                   CA           90638
2         15308554    5018  DUMONT PL                   WOODLAND HILLS              CA           91364
2         15311947    1176  SESAME DR                   SUNNYVALE                   CA           94087
2         15359227    1330  BENNET DR                   PASADENA                    CA           91103
2         15491723    2544  CHICO RIVER RD              CHICO                       CA           95926
2         15499551    4406  MEDLEY PL                   LOS ANGELES                 CA           91316
2         15502842    27414  WESTOVER WAY               VALENCIA AREA               CA           91354
2         16364317    29  CAPTAINS DR                   ALAMEDA                     CA           94502

1         7063537505          180            105   315000.00   221832.41  7.00000      0.75000   10/1/1993       2831.31     74.82
1         7063543255          180            109   300000.00   214704.34  6.50000      0.25000    2/1/1994       2613.32     75.00
1         814989786           180            107   358000.00   230173.57  6.50000      0.25000   12/1/1993       3118.57     67.55
1         815455241           180            105   250750.00   171367.26  6.85000      0.60000   10/1/1993       2232.84     80.89
1         815973284           180            112   485900.00   358393.51  7.00000      0.75000    5/1/1994       4367.41     73.62
1         818421877           180            152   265900.00   240463.79  7.00000      0.75000    9/1/1997       2389.99     76.85
1         818491318           180            153   336000.00   305098.33  7.00000      0.75000   10/1/1997       3020.07     80.00
1         818491805           180            153   850000.00   767834.31  7.00000      0.75000   10/1/1997       7640.05     53.46
1         818580540           180            160   288000.00   268784.18  7.00000      0.75000    5/1/1998       2588.63     75.79
1         818712812           180            160   282000.00   263184.51  7.00000      0.75000    5/1/1998       2534.70     64.98
1         818729378           180            161   650000.00   608512.61  6.87500      0.62500    6/1/1998       5797.06     70.27
1         818762825           180            161   450000.00   420992.80  6.75000      0.50000    6/1/1998       3982.10     75.00
1         818831257           180            165   400000.00   379976.77  6.81300      0.56300   10/1/1998       3553.63     66.67
1         818849119           180            161   370000.00   344581.03  6.87500      0.62500    6/1/1998       3299.87     63.79
1         819046335           180            165   329000.00   312226.29  6.62500      0.37500   10/1/1998       2888.60     74.94
1         819068800           180            165   315000.00   298979.85  7.00000      0.75000   10/1/1998       2831.31     75.00
1         819091562           180            165   257000.00   244199.36  6.87500      0.62500   10/1/1998       2292.07     50.89
1         9190080540          180            160   301000.00   280517.88  6.75000      0.50000    5/1/1998       2663.58     70.00
1         9190081159          180            160   300000.00   279585.95  6.75000      0.50000    5/1/1998       2654.73     65.22
1         9199915878          180            153   384000.00   348683.70  7.00000      0.75000   10/1/1997       3451.51     80.00
2         13055405            180            161   483000.00   453373.89  7.37500      0.37500    6/1/1998       4443.22     74.31
2         13059464            180            168   360000.00   346212.11  7.25000      0.25000    1/1/1999       3286.31     62.07
2         13808787            180            168   243200.00   232456.77  7.25000      0.25000    1/1/1999       2220.08     38.42
2         13809025            180            168   324000.00   310785.38  7.12500      0.25000    1/1/1999       2934.89     75.35
2         14587901            180            172   350000.00   340845.04  7.25000      0.25000    5/1/1999       3195.02     58.33
2         15044613            180            170   277000.00   268395.05  7.50000      0.50000    3/1/1999       2567.82     53.27
2         15145428            180            169   316700.00   295327.57  7.12500      0.25000    2/1/1999       2868.77     71.98
2         15185994            180            177   281000.00   278574.36  8.12500      1.12500   10/1/1999       2705.70     72.99
2         15308554            180            168   354500.00   340781.83  7.12500      0.25000    1/1/1999       3211.17     63.87
2         15311947            180            170   347999.00   337074.49  7.37500      0.37500    3/1/1999       3201.32     61.05
2         15359227            180            172  1400000.00  1362396.53  7.25000      0.25000    5/1/1999      12780.08     70.00
2         15491723            180            168   286000.00   270678.17  7.12500      0.25000    1/1/1999       2590.68     61.90
2         15499551            180            173   560000.00   547647.12  7.25000      0.25000    6/1/1999       5112.03     70.00
2         15502842            180            176   273000.00   269742.39  7.75000      0.75000    9/1/1999       2569.68     74.79
2         16364317            180            175   292000.00   287438.24  7.25000      0.25000    8/1/1999       2665.56     89.85

1         7063537505        421000.00 Single Family Residence      Primary     Rate/Term Refinance
1         7063543255        400000.00 Single Family Residence      Primary     Rate/Term Refinance
1         814989786         530000.00 Single Family Residence      Primary     Rate/Term Refinance
1         815455241         310000.00 Single Family Residence      Primary     Purpose
1         815973284         660000.00 Single Family Residence      Primary     Cash-Out Refinance
1         818421877         346000.00 Single Family Residence      Primary     Rate/Term Refinance
1         818491318         420000.00 Single Family Residence      Primary     Rate/Term Refinance
1         818491805        1590000.00 Single Family Residence      Primary     Rate/Term Refinance
1         818580540         380000.00 Single Family Residence      Primary     Rate/Term Refinance
1         818712812         434000.00 Single Family Residence      Primary     Cash-Out Refinance
1         818729378         925000.00 Single Family Residence      Primary     Rate/Term Refinance
1         818762825         600000.00 Single Family Residence      Primary     Cash-Out Refinance
1         818831257         600000.00 Condominium                  Primary     Purpose
1         818849119         580000.00 Single Family Residence      Primary     Cash-Out Refinance
1         819046335         439000.00 Single Family Residence      Primary     Cash-Out Refinance
1         819068800         420000.00 Single Family Residence      Primary     Cash-Out Refinance
1         819091562         505000.00 Single Family Residence      Primary     Rate/Term Refinance
1         9190080540        430000.00 Single Family Residence      Primary     Cash-Out Refinance
1         9190081159        460000.00 Single Family Residence      Second      Cash-Out Refinance
1         9199915878        480000.00 Single Family Residence      Primary     Purpose
2         13055405          650000.00 3-Family                     Primary     Rate/Term Refinance
2         13059464          580000.00 Single Family Residence      Primary     Cash-Out Refinance
2         13808787          633000.00 Single Family Residence      Primary     Rate/Term Refinance
2         13809025          430000.00 Single Family Residence      Primary     Rate/Term Refinance
2         14587901          600000.00 2-Family                     Investor    Cash-Out Refinance
2         15044613          520000.00 Single Family Residence      Primary     Rate/Term Refinance
2         15145428          440000.00 Single Family Residence      Primary     Rate/Term Refinance
2         15185994          385000.00 Single Family Residence      Primary     Cash-Out Refinance
2         15308554          555000.00 Single Family Residence      Primary     Rate/Term Refinance
2         15311947          570000.00 Single Family Residence      Primary     Rate/Term Refinance
2         15359227         2000000.00 Single Family Residence      Primary     Rate/Term Refinance
2         15491723          462000.00 Single Family Residence      Primary     Rate/Term Refinance
2         15499551          800000.00 Single Family Residence      Primary     Cash-Out Refinance
2         15502842          365000.00 Single Family Residence      Primary     Rate/Term Refinance
2         16364317          325000.00 Single Family Residence      Primary     Purpose

2         16454282    3990  CHIPPEWA DR                 BOULDER                     CO           80303
2         16480790    30831  PALMETTO PL                LAGUNA NIGUEL               CA           92677
2         16575615    35598  CHAPLIN DR                 FREMONT                     CA           94536
2         16575623    45775  VINEHILL TERRACE           FREMONT                     CA           94539
2         16639858    24560  N 109TH WAY                SCOTTSDALE                  AZ           85255
2         16705030    4951  GULF SHORE BLVD             NAPLES                      FL           34103
2         16720203    1070  POMELLO DR                  CLAREMONT                   CA           91711
2         16748626    424  BAYWOOD CT UNIT 703          MOUNTAIN VIEW               CA           94040
2         16755068    491  MEADOW BAY CT                LAKE ARROWHEAD              CA           92352
2         16756629    11476  TELEPHONE AVE              CHINO                       CA           91710
2         16862963    1925  TERRACE DR                  VENTURA                     CA           93001
2         16912677    2008  POST OAK DR                 SHERMAN                     TX           75092
2         16922445    5  CATHERINE CT                   BOONTON                     NJ           07005
2         16932568    14  RIVERS EDGE DR                COLTS NECK                  NJ           07722
2         16932618    261     AVE P                     BROOKLYN                    NY           11204
2         16943904    56  PENNIMAN CIRCLE               STOUGHTON                   MA           02072
2         16945495    112  UPNOR RD                     BALTIMORE                   MD           21212
2         16969065    2  HIDDDEN SPRINGS LN             EAST WINDSOR                NJ           08520
2         16971467    22  STONE TOWER DR                ALPINE                      NJ           07620
2         17703299    35  UPTON STREET UNIT 1           BOSTON                      MA           02118
2         17732710    5  CABLE HILL WAY                 DUXBURY                     MA           02332
2         17759945    17  DUPONT CIRCLE                 SUGAR LAND                  TX           77479
2         17764911    314  WOOD DUCK LN                 MCKINNEY                    TX           75070
2         17778309    14  STURBRIDGE LN                 AVON                        CT           06001
2         17951047    14042  AUBREY RD                  BEVERLY HILLS               CA           90210
2         17958844    17214  BIRDSONG LN                GAITHERSBURG                MD           20878
2         17996059    3180  ZACHARIAS RD                COLLEGEVILLE                PA           19426
2         17996067    329  89TH ST                      STONE HARBOR                NJ           08247
2         18101584    1355  SCOTT TROY RD               LEBANON                     IL           62254
2         18190256    5001  RANGE HORSE LN              ROLLING HILLS ESTATE        CA           90274
2         18221960    2  WOODS DR                       EAST HILLS                  NY           11576
2         18252825    5  MEADOW LN                      ATHERTON                    CA           94027
2         18355131    12  CARRIAGE HILL RD              WOODBRIDGE                  CT           06525
2         18527473    122  WOODLAND RANCH RD            BOERNE                      TX           78006
2         18571463    3946  SPRINGFIELD COMMON          FREMONT                     CA           94555

2         16454282            180            176   360000.00   355750.72  7.87500      0.87500    9/1/1999       3414.42     80.00
2         16480790            180            171   268000.00   260371.77  7.25000      0.25000    4/1/1999       2446.47     48.73
2         16575615            180            168   308000.00   296565.43  7.62500      0.62500    1/1/1999       2877.12     66.24
2         16575623            180            168   984000.00   946701.35  7.37500      0.37500    1/1/1999       9052.05     74.55
2         16639858            180            170   275000.00   266184.75  7.12500      0.25000    3/1/1999       2491.04     64.71
2         16705030            180            170   400000.00   387574.00  7.50000      0.50000    3/1/1999       3708.05     47.90
2         16720203            180            169   560000.00   541003.34  7.62500      0.62500    2/1/1999       5231.13     80.00
2         16748626            180            175   264800.00   260663.18  7.25000      0.25000    8/1/1999       2417.26     80.00
2         16755068            180            177   335000.00   332020.72  7.78500      0.78500   10/1/1999       3159.99     77.01
2         16756629            180            179   266625.00   265845.93  7.87500      0.87500   12/1/1999       2528.80     66.66
2         16862963            180            170   376300.00   364362.83  7.25000      0.25000    3/1/1999       3435.10     78.40
2         16912677            180            171   290000.00   261027.23  7.37500      0.37500    4/1/1999       2667.78     74.36
2         16922445            180            168   305000.00   281306.44  7.25000      0.25000    1/1/1999       2784.23     76.25
2         16932568            180            168  1020000.00   980934.43  7.25000      0.25000    1/1/1999       9311.20     72.86
2         16932618            180            169   280000.00   260232.76  7.12500      0.25000    2/1/1999       2536.33     60.74
2         16943904            180            170   269250.00   260706.49  7.25000      0.25000    3/1/1999       2457.88     74.79
2         16945495            180            168   295000.00   283701.55  7.25000      0.25000    1/1/1999       2692.95     77.63
2         16969065            180            170   255000.00   245586.08  7.12500      0.25000    3/1/1999       2309.87     68.92
2         16971467            180            172  1500000.00  1462955.72  7.50000      0.50000    5/1/1999      13905.19     60.00
2         17703299            180            175   432000.00   425078.71  7.25000      0.25000    8/1/1999       3943.57     78.55
2         17732710            180            169   400000.00   385999.54  7.25000      0.25000    2/1/1999       3651.45     57.14
2         17759945            180            170   464100.00   449530.71  7.37500      0.37500    3/1/1999       4269.37     70.00
2         17764911            180            173   250000.00   241880.33  7.12500      0.25000    6/1/1999       2264.58     57.47
2         17778309            180            170   336000.00   325229.44  7.12500      0.25000    3/1/1999       3043.59     80.00
2         17951047            180            167  1495000.00  1432781.16  7.25000      0.25000   12/1/1998      13647.30     65.00
2         17958844            180            177   271000.00   268582.50  7.75000      0.75000   10/1/1999       2550.86     75.70
2         17996059            180            168   490000.00   471038.37  7.12500      0.25000    1/1/1999       4438.57     71.32
2         17996067            180            168   272800.00   262243.37  7.12500      0.25000    1/1/1999       2471.11     39.54
2         18101584            180            168   272000.00   260972.25  7.12500      0.25000    1/1/1999       2463.86     80.00
2         18190256            180            170   450000.00   405969.87  7.37500      0.37500    3/1/1999       4139.65     68.70
2         18221960            180            175   310000.00   305104.94  7.12500      0.25000    8/1/1999       2808.08     56.36
2         18252825            180            170  1116000.00  1080597.65  7.25000      0.25000    3/1/1999      10187.55     41.33
2         18355131            180            171   381500.00   370641.15  7.25000      0.25000    4/1/1999       3482.57     70.00
2         18527473            180            172   364000.00   354721.06  7.12500      0.25000    5/1/1999       3297.23     79.13
2         18571463            180            168   289450.00   277637.90  7.25000      0.25000    1/1/1999       2642.28     74.60

2         16454282          450000.00 Single Family Residence      Primary     Purpose
2         16480790          550000.00 Single Family Residence      Primary     Rate/Term Refinance
2         16575615          465000.00 Single Family Residence      Investor    Rate/Term Refinance
2         16575623         1320000.00 Single Family Residence      Primary     Rate/Term Refinance
2         16639858          425000.00 Single Family Residence      Second      Rate/Term Refinance
2         16705030          835000.00 Condominium                  Second      Purpose
2         16720203          700000.00 Single Family Residence      Second      Rate/Term Refinance
2         16748626          331000.00 Condominium                  Primary     Purpose
2         16755068          435000.00 Single Family Residence      Primary     Purpose
2         16756629          400000.00 Single Family Residence      Primary     Purpose
2         16862963          480000.00 Single Family Residence      Primary     Rate/Term Refinance
2         16912677          390000.00 Single Family Residence      Primary     Purpose
2         16922445          400000.00 Single Family Residence      Primary     Rate/Term Refinance
2         16932568         1400000.00 Single Family Residence      Primary     Rate/Term Refinance
2         16932618          461000.00 Single Family Residence      Primary     Rate/Term Refinance
2         16943904          360000.00 Single Family Residence      Primary     Purpose
2         16945495          380000.00 Single Family Residence      Primary     Rate/Term Refinance
2         16969065          370000.00 Single Family Residence      Primary     Rate/Term Refinance
2         16971467         2500000.00 Single Family Residence      Primary     Cash-Out Refinance
2         17703299          550000.00 Condominium                  Primary     Purpose
2         17732710          700000.00 Single Family Residence      Primary     Cash-Out Refinance
2         17759945          663000.00 Single Family Residence      Primary     Cash-Out Refinance
2         17764911          435000.00 Single Family Residence      Primary     Purpose
2         17778309          420000.00 Single Family Residence      Primary     Rate/Term Refinance
2         17951047         2300000.00 Single Family Residence      Primary     Cash-Out Refinance
2         17958844          358000.00 Single Family Residence      Primary     Rate/Term Refinance
2         17996059          687000.00 Single Family Residence      Primary     Cash-Out Refinance
2         17996067          690000.00 Single Family Residence      Second      Rate/Term Refinance
2         18101584          340000.00 Single Family Residence      Primary     Cash-Out Refinance
2         18190256          655000.00 Single Family Residence      Primary     Cash-Out Refinance
2         18221960          550000.00 Single Family Residence      Primary     Purpose
2         18252825         2700000.00 Single Family Residence      Primary     Rate/Term Refinance
2         18355131          545000.00 Single Family Residence      Primary     Cash-Out Refinance
2         18527473          460000.00 Single Family Residence      Second      Purpose
2         18571463          388000.00 Single Family Residence      Primary     Purpose

2         18579284    26062  CRESTA VERDE               MISSION VIEJO               CA           92691
2         18602128    685  STONE CANYON RD              LOS ANGELES                 CA           90077
2         18604181    660  RANCHO OAKS DR               SAN LUIS OBISPO             CA           93401
2         18615443    2030  LAVIGNE LN                  NORTHBROOK                  IL           60062
2         18670117    3473  LA MESA DR                  SAN CARLOS                  CA           94070
2         18688689    14  GRADUATE CT                   SETAUKET                    NY           11733
2         18765370    29  QUAIL RUN RD                  HENDERSON                   NV           89014
2         18818658    263  CORONA AVE                   LONG BEACH                  CA           90803
2         18827485    9  BROOKDALE                      IRVINE                      CA           92604
2         18833152    1480  KINGSWOOD DR                HILLSBOROUGH                CA           94010
2         18840660    20555  MURPHY MEADOW RD           KINGS BEACH                 CA           96143
2         18842062    8117  SAPPHIRE BAY CIRCLE         LAS VEGAS                   NV           89128
2         18842641    1508  ANGELBERRY ST               LAS VEGAS                   NV           89117
2         18850164    9713  AMBER PEAK CT               LAS VEGAS                   NV           89134
2         18854489    175  DIPSEA                       STINSON BEACH               CA           94970
2         18867713    23231  PARK CORNICHE              CALABASAS                   CA           91302
2         18874719    20360  CLARIDGE CT                SARATOGA                    CA           95070
2         19022144    13400  COUNTRY WAY                LOS ALTOS HILLS             CA           94022
2         19022938    7465  DUMAS DR                    CUPERTINO                   CA           95014
2         19075860    1925  ERIN WAY                    GLENDALE                    CA           91206
2         19091701    15351  SW 77TH AVE                MIAMI                       FL           33157
2         19119759    554  ARROWHEAD DR                 LAFAYETTE                   CA           94549
2         19134436    3806  OAK HILLS DR                BLOOMFIELD TWP              MI           48301
2         19134543    3  LORRAINE PL                    SCARSDALE                   NY           10583
2         19135458    113  ROLLING HILL DR              MARLBORO                    NJ           07751
2         19135474    61-18  229TH ST                   BAYSIDE                     NY           11364
2         19164219    2210  LINNINGTON AVE              LOS ANGELES                 CA           90064
2         19164896    60  PROSPECT AVE                  WOODSIDE                    CA           94062
2         19176536    480  EDGEWOOD                     NORTHFILD                   IL           60093
2         19193465    2524  MORNINGSIDE DR              HERMOSA BEACH               CA           90254
2         19199702    46568  CHAPARRAL DR               FREMONT                     CA           94539
2         19199785    11478  BAY LAUREL ST              DUBLIN                      CA           94568
2         19199876    10495  DEMPSTER AVE               CUPERTINO                   CA           95014
2         19201599    1065  MACADAMIA DR                HILLSBOROUGH                CA           94010
2         19277805    500  BUTTONWOOD DR                DANVILLE                    CA           94506

2         18579284            180            169   379500.00   366217.09  7.25000      0.25000    2/1/1999       3464.31     63.25
2         18602128            180            168   925000.00   889572.89  7.25000      0.25000    1/1/1999       8443.98     31.36
2         18604181            180            173   262700.00   256857.89  7.12500      0.25000    6/1/1999       2379.62     36.23
2         18615443            180            168   500000.00   480651.31  7.12500      0.25000    1/1/1999       4529.16     63.45
2         18670117            180            170   302000.00   292319.31  7.12500      0.25000    3/1/1999       2735.61     42.84
2         18688689            180            176   320000.00   316139.85  7.62500      0.62500    9/1/1999       2989.22     80.00
2         18765370            180            168   425000.00   408022.67  7.12500      0.25000    1/1/1999       3849.78     85.00
2         18818658            180            169   327000.00   315460.86  7.25000      0.25000    2/1/1999       2985.06     53.61
2         18827485            180            168   263000.00   252822.58  7.12500      0.25000    1/1/1999       2382.34     71.08
2         18833152            180            169   370000.00   356913.35  7.12500      0.25000    2/1/1999       3351.58     26.43
2         18840660            180            169   487000.00   125011.91  7.75000      0.75000    2/1/1999       4584.01     30.44
2         18842062            180            169   447000.00   431191.15  7.12500      0.25000    2/1/1999       4049.07     61.66
2         18842641            180            169   400000.00   385990.64  7.25000      0.25000    2/1/1999       3651.45     91.95
2         18850164            180            172   413000.00   402582.42  7.25000      0.25000    5/1/1999       3770.12     69.41
2         18854489            180            174   682500.00   668686.06  7.37500      0.37500    7/1/1999       6278.48     70.00
2         18867713            180            168   468000.00   450075.77  7.25000      0.25000    1/1/1999       4272.20     72.00
2         18874719            180            171   595000.00   578241.31  7.37500      0.37500    4/1/1999       5473.54     70.00
2         19022144            180            172  1000000.00   973907.25  7.12500      0.25000    5/1/1999       9058.31     37.74
2         19022938            180            173   371000.00   362836.39  7.25000      0.25000    6/1/1999       3386.72     70.00
2         19075860            180            171   458000.00   401261.83  7.25000      0.25000    4/1/1999       4180.91     68.36
2         19091701            180            169   312200.00   301272.61  7.25000      0.25000    2/1/1999       2849.96     70.00
2         19119759            180            168   321000.00   308705.85  7.25000      0.25000    1/1/1999       2930.29     60.57
2         19134436            180            168   458000.00   440639.47  7.37500      0.37500    1/1/1999       4213.25     69.92
2         19134543            180            175   304000.00   299199.69  7.12500      0.25000    8/1/1999       2753.73     80.00
2         19135458            180            179   285000.00   284176.39  8.00000      1.00000   12/1/1999       2723.61     74.03
2         19135474            180            179   400000.00   398844.06  8.00000      1.00000   12/1/1999       3822.61     72.73
2         19164219            180            175   368000.00   362189.10  7.12500      0.25000    8/1/1999       3333.46     80.00
2         19164896            180            172   650000.00   633604.21  7.25000      0.25000    5/1/1999       5933.61     28.89
2         19176536            180            173   517235.00   498834.06  7.12500      0.25000    6/1/1999       4685.28     41.38
2         19193465            180            168   280000.00   269276.08  7.25000      0.25000    1/1/1999       2556.02     39.16
2         19199702            180            169   400000.00   385999.54  7.25000      0.25000    2/1/1999       3651.45     68.97
2         19199785            180            168   335000.00   322036.48  7.12500      0.25000    1/1/1999       3034.53     65.69
2         19199876            180            168   307500.00   295600.61  7.12500      0.25000    1/1/1999       2785.43     45.56
2         19201599            180            169  1192500.00  1151193.20  7.37500      0.37500    2/1/1999      10970.09     68.14
2         19277805            180            169   361000.00   348232.72  7.12500      0.25000    2/1/1999       3270.05     65.64

2         18579284          600000.00 Single Family Residence      Primary     Rate/Term Refinance
2         18602128         2950000.00 Single Family Residence      Primary     Rate/Term Refinance
2         18604181          725000.00 Single Family Residence      Primary     Rate/Term Refinance
2         18615443          788000.00 Single Family Residence      Primary     Cash-Out Refinance
2         18670117          705000.00 Single Family Residence      Primary     Rate/Term Refinance
2         18688689          400000.00 Single Family Residence      Primary     Purpose
2         18765370          500000.00 Single Family Residence      Primary     Rate/Term Refinance
2         18818658          610000.00 2-Family                     Primary     Cash-Out Refinance
2         18827485          370000.00 Single Family Residence      Primary     Rate/Term Refinance
2         18833152         1400000.00 Single Family Residence      Primary     Cash-Out Refinance
2         18840660         1600000.00 Single Family Residence      Second      Rate/Term Refinance
2         18842062          725000.00 Single Family Residence      Primary     Rate/Term Refinance
2         18842641          435000.00 Single Family Residence      Primary     Rate/Term Refinance
2         18850164          595000.00 Single Family Residence      Primary     Cash-Out Refinance
2         18854489          975000.00 Single Family Residence      Second      Cash-Out Refinance
2         18867713          650000.00 Single Family Residence      Primary     Rate/Term Refinance
2         18874719          850000.00 Single Family Residence      Primary     Cash-Out Refinance
2         19022144         2650000.00 Single Family Residence      Primary     Cash-Out Refinance
2         19022938          530000.00 Single Family Residence      Primary     Cash-Out Refinance
2         19075860          670000.00 Single Family Residence      Primary     Rate/Term Refinance
2         19091701          446000.00 Single Family Residence      Primary     Cash-Out Refinance
2         19119759          530000.00 Single Family Residence      Primary     Cash-Out Refinance
2         19134436          655000.00 Single Family Residence      Primary     Cash-Out Refinance
2         19134543          380000.00 Single Family Residence      Primary     Purpose
2         19135458          385000.00 Single Family Residence      Primary     Purpose
2         19135474          550000.00 2-Family                     Primary     Purpose
2         19164219          460000.00 Single Family Residence      Primary     Purpose
2         19164896         2250000.00 Single Family Residence      Primary     Rate/Term Refinance
2         19176536         1250000.00 Single Family Residence      Primary     Rate/Term Refinance
2         19193465          715000.00 Single Family Residence      Primary     Cash-Out Refinance
2         19199702          580000.00 Single Family Residence      Primary     Rate/Term Refinance
2         19199785          510000.00 Single Family Residence      Primary     Rate/Term Refinance
2         19199876          675000.00 Single Family Residence      Primary     Rate/Term Refinance
2         19201599         1750000.00 Single Family Residence      Primary     Rate/Term Refinance
2         19277805          550000.00 Single Family Residence      Primary     Rate/Term Refinance

2         19299569    242  S WESTGAGE AVE               LOS ANGELES                 CA           90049
2         19299593    1904  VIA CASA ALTA               SAN DIEGO                   CA           92037
2         19325240    2213  EL AMIGO RD                 DEL MAR                     CA           92014
2         19555101    3  NATHANIAL WAY                  CANTON                      MA           02021
2         19560374    1009  OXFORD ST                   BERKELEY                    CA           94707
2         19666072    5404  AND 5404 1/2 SEASHOR        NEWPORT BEACH               CA           92663
2         19708411    3750  WALDEN ESTATES DR           MONTGOMERY                  TX           77356
2         19708742    51  FOREST AVE #94                GREENWICH                   CT           06870
2         19710730    645  S BURLINGAME AVE             LOS ANGELES                 CA           90049
2         19816222    1442  CLUB VIEW TERRACE           LOS ALTOS                   CA           94024
2         19816917    10921  KESTER DR                  CUPERTINO                   CA           95014
2         19843952    853  BEVERLY DR                   CARNELIAN BAY               CA           96140
2         19858588    799  DOVER ST                     BOCA RATON                  FL           33431
2         19964188    1039  SANTA BARBARA ST            SAN DIEGO                   CA           92107
2         19973064    1059  N ANTONIO CIRCLE            ORANGE                      CA           92869
2         20094777    1414  W VOLTZ RD                  NORTHBROOK                  IL           60062
2         20105375    5348  ISLEWORTH COUNTRY +         WINDERMERE                  FL           34786
2         20152799    2165  LACEY DR                    MILPITAS                    CA           95035
2         20227955    73  STONEHEDGE DR S               GREENWICH                   CT           06831
2         20242061    2607    GALICIA WAY               CARLSBAD                    CA           92009
2         20262010    1145  GOLDEN WAY                  LOS ALTOS                   CA           94024
2         20268447    1481  MANZANITA ST                CARPINTERIA                 CA           93013
2         20268918    8290  SKYLINE CIRCLE              OAKLAND                     CA           94611
2         20381968    226  W ST PAUL                    CHICAGO                     IL           60614
2         20457198    3710  LIDO WAY                    SANTA BARBARA               CA           93105
2         20562914    1925  HACIENDA DR                 EL CAJON                    CA           92020
2         20647244    1310  RELIEZ VALLEY RD            LAFAYETTE                   CA           94549
2         20730925    781  ONEIDA TRAIL                 FRANKLIN LAKES              NJ           07417
2         20779260    3133  POLO DR                     GULFSTREAM                  FL           33483
2         20788311    110A  BEAR PAW CT                 AVON                        CO           81620
2         21414180    4340  EDINBURG CT                 SUISUN CITY                 CA           94585
2         24063422    44  STONECASTLE CT                ALAMO                       CA           94507
2         24380164    2121  SINALOA AVE                 ALTADENA                    CA           91001
2         24447435    1842  WEST DR                     SAN MARINO                  CA           91108
2         24474769    10  RIVERSTONE                    LAGUNA NIGUEL               CA           92677

2         19299569            180            169   800000.00   771706.85  7.12500      0.25000    2/1/1999       7246.65     64.00
2         19299593            180            172  1100000.00  1021061.69  7.12500      0.25000    5/1/1999       9964.14     31.43
2         19325240            180            170   300000.00   284461.44  7.37500      0.37500    3/1/1999       2759.77     27.27
2         19555101            180            175   297700.00   293293.13  7.87500      0.87500    8/1/1999       2823.54     74.61
2         19560374            180            170   450000.00   435575.13  7.12500      0.25000    3/1/1999       4076.24     75.00
2         19666072            180            170   400000.00   387832.90  7.75000      0.75000    3/1/1999       3765.10     65.57
2         19708411            180            173   350000.00   342216.46  7.12500      0.25000    6/1/1999       3170.41     45.16
2         19708742            180            175   300000.00   294131.41  7.37500      0.37500    8/1/1999       2759.77     60.00
2         19710730            180            174   650000.00   637777.52  7.25000      0.25000    7/1/1999       5933.61     50.00
2         19816222            180            172   600000.00   585024.51  7.37500      0.37500    5/1/1999       5519.54     60.00
2         19816917            180            170   483500.00   468162.18  7.25000      0.25000    3/1/1999       4413.69     74.96
2         19843952            180            173   264000.00   258252.20  7.37500      0.37500    6/1/1999       2428.60     62.86
2         19858588            180            173   400000.00   391104.56  7.12500      0.25000    6/1/1999       3623.32     64.00
2         19964188            180            173   275000.00   269076.14  7.50000      0.50000    6/1/1999       2549.28     61.80
2         19973064            180            170   388500.00   376304.06  7.37500      0.37500    3/1/1999       3573.90     68.76
2         20094777            180            170   505000.00   488980.10  7.25000      0.25000    3/1/1999       4609.96     74.26
2         20105375            180            172   510000.00   497135.63  7.25000      0.25000    5/1/1999       4655.60     75.00
2         20152799            180            176   368000.00   363608.79  7.75000      0.75000    9/1/1999       3463.89     80.00
2         20227955            180            174   385000.00   377683.07  7.12500      0.25000    7/1/1999       3487.45     70.00
2         20242061            180            174   256000.00   251186.23  7.25000      0.25000    7/1/1999       2336.93     80.00
2         20262010            180            171   642000.00   623726.34  7.25000      0.25000    4/1/1999       5860.58     72.13
2         20268447            180            177   251700.00   249503.28  8.00000      1.00000   10/1/1999       2405.38     67.12
2         20268918            180            177   416200.00   412267.78  8.25000      1.25000   10/1/1999       4037.72     78.02
2         20381968            180            175   532000.00   524460.53  8.37500      1.37500    8/1/1999       5199.91     70.00
2         20457198            180            177   262000.00   259585.25  7.37500      0.37500   10/1/1999       2410.20     74.86
2         20562914            180            172   297500.00   289916.25  7.12500      0.25000    5/1/1999       2694.85     70.00
2         20647244            180            171   392000.00   380958.95  7.37500      0.37500    4/1/1999       3606.10     70.00
2         20730925            180            175   896250.00   882545.83  7.50000      0.50000    8/1/1999       8308.35     74.69
2         20779260            180            175   487500.00   476909.57  7.37500      0.37500    8/1/1999       4484.63     75.00
2         20788311            180            173  1500000.00  1467342.08  7.37500      0.37500    6/1/1999      13798.85     44.78
2         21414180            180            171   646000.00   627651.60  7.37500      0.37500    4/1/1999       5942.70     73.83
2         24063422            180            178   500000.00   497068.41  7.87500      0.87500   11/1/1999       4742.25     62.74
2         24380164            180            175   302000.00   297281.99  7.25000      0.25000    8/1/1999       2756.85     78.44
2         24447435            180            175   282000.00   277547.11  7.12500      0.25000    8/1/1999       2554.44     37.60
2         24474769            180            174  1000000.00   980994.98  7.12500      0.25000    7/1/1999       9058.31     56.98

2         19299569         1250000.00 Single Family Residence      Primary     Cash-Out Refinance
2         19299593         3500000.00 Single Family Residence      Primary     Cash-Out Refinance
2         19325240         1100000.00 Single Family Residence      Primary     Cash-Out Refinance
2         19555101          399000.00 Single Family Residence      Primary     Purpose
2         19560374          600000.00 Single Family Residence      Primary     Cash-Out Refinance
2         19666072          610015.00 2-Family                     Investor    Purpose
2         19708411          775000.00 Single Family Residence      Primary     Purpose
2         19708742          500000.00 Condominium                  Primary     Purpose
2         19710730         1300000.00 Single Family Residence      Primary     Cash-Out Refinance
2         19816222         1000000.00 Single Family Residence      Primary     Cash-Out Refinance
2         19816917          645000.00 Single Family Residence      Primary     Purpose
2         19843952          420000.00 Single Family Residence      Investor    Rate/Term Refinance
2         19858588          625000.00 Single Family Residence      Primary     Cash-Out Refinance
2         19964188          445000.00 Single Family Residence      Investor    Rate/Term Refinance
2         19973064          565000.00 Single Family Residence      Primary     Purpose
2         20094777          680000.00 Single Family Residence      Primary     Cash-Out Refinance
2         20105375          680000.00 Single Family Residence      Primary     Purpose
2         20152799          460000.00 Single Family Residence      Primary     Purpose
2         20227955          550000.00 Single Family Residence      Primary     Cash-Out Refinance
2         20242061          320000.00 Single Family Residence      Investor    Rate/Term Refinance
2         20262010          890000.00 Single Family Residence      Primary     Rate/Term Refinance
2         20268447          375000.00 Single Family Residence      Primary     Rate/Term Refinance
2         20268918          533460.00 Single Family Residence      Primary     Rate/Term Refinance
2         20381968          760000.00 4-Family                     Investor    Cash-Out Refinance
2         20457198          350000.00 Single Family Residence      Primary     Purpose
2         20562914          425000.00 Single Family Residence      Primary     Purpose
2         20647244          560000.00 Single Family Residence      Investor    Cash-Out Refinance
2         20730925         1200000.00 Single Family Residence      Primary     Purpose
2         20779260          650000.00 Single Family Residence      Primary     Cash-Out Refinance
2         20788311         3350000.00 Single Family Residence      Second      Purpose
2         21414180          875000.00 Single Family Residence      Primary     Rate/Term Refinance
2         24063422          797000.00 Single Family Residence      Primary     Purpose
2         24380164          385000.00 Single Family Residence      Primary     Rate/Term Refinance
2         24447435          750000.00 Single Family Residence      Primary     Cash-Out Refinance
2         24474769         1755000.00 Single Family Residence      Primary     Cash-Out Refinance

2         24492258    32  W 104 SHEFFER RD              EOLA                        IL           60519
2         24555591    11910  OLD REDWOOD HWY            WINDSOR                     CA           95492
2         24783409    4927  PROCTOR AVE                 OAKLAND                     CA           94618
2         24802225    14804  BELLBROOK DR               ADDISON                     TX           75240
2         25059221    830  FOREST AVE                   PALO ALTO                   CA           94301
2         25075219    31005  AVENIDA BUENA SUERTE       TEMECULA                    CA           92591
2         26053678    5377  ASHLEIGH RD                 FAIRFAX                     VA           22030
2         26074229    16  W 451 HILLSIDE LN             HINSDALE                    IL           60521
2         26091140    401  ASHWOOD LN                   FAIRVIEW                    TX           75069
2         26091470    5123  SEA PINES DR                DALLAS                      TX           75287
2         26163949    2612  PINE AVE                    MANHATTAN BEACH             CA           90266
2         26214585    34  HILLCREST MEADOW              ROLLING HILLS ESTATE        CA           90274
2         26225052    33-35  COOK ST                    SAN FRANCISCO               CA           94118
2         26254557    929  VIA FRUTERIA                 SANTA BARBARA               CA           93110
2         26254573    16  OAKCLIFF DR                   LAGUNA NIGUEL               CA           92677
2         26265181    13  SHORESIDE DR                  BARRINGTON                  IL           60010
2         26289843    4654  SAINT CLAIR AVE             VALLEY VILLAGE              CA           91607
2         26291047    11747  WETHERBY LN                LOS ANGELES                 CA           90077
2         26304543    1195  YOSEMITE AVE                SAN JOSE                    CA           95126
2         26478339    3131  SLATON DRIVE UNIT 25        ATLANTA                     GA           30305
2         26550079    2050  BULRUSH LN                  CARDIFF                     CA           92007
2         26596981    6155  HUNTINGDALE CIRCLE          STOCKTON                    CA           95219
2         26604041    9113  DAFFODIL AVE                FOUNTAIN VALLEY             CA           92708
2         26617423    130  LOS ROBLES DR                BURLINGAME                  CA           94010
2         26618884    8  BETHANY CIRCLE                 CLOSTER                     NJ           07624
2         26717413    330  CREST AVE                    HUNTINGTON BEACH            CA           92648
2         26925545    834  AND 836 S SHENANDOAH         LOS ANGELES                 CA           90035
2         26999680    8323  LA SIERRA AVE               WHITTIER                    CA           90650
2         27007327    30  CRESTWOOD RD                  PORT WASHINGTON             NY           11050
2         27021864    43205  ANDYVILLE LN               ANTIOCH                     IL           60002
2         27168236    5026  CASTLE RD                   LA CANADA-FLITRIDGE         CA           91011
2         27171784    532-53  WALLER ST                 SAN FRANCISCO               CA           94117
2         27179753    10230  GLADE AVE                  CHATSWORTH                  CA           91311
2         27300839    10724  WILSHIRE BLVD UNIT 8       LOS ANGELES                 CA           90024
2         27461888    6301  COLLINS AVENUE              MIAMI BEACH                 FL           33141

2         24492258            180            171   280000.00   271018.04  7.25000      0.25000    4/1/1999       2556.02     60.87
2         24555591            180            176   294000.00   290336.69  7.25000      0.25000    9/1/1999       2683.82     69.34
2         24783409            180            172   700000.00   682343.02  7.25000      0.25000    5/1/1999       6390.04     65.48
2         24802225            180            175   675000.00   664789.47  7.62500      0.62500    8/1/1999       6305.38     75.00
2         25059221            180            175   400000.00   393949.32  7.62500      0.62500    8/1/1999       3736.52     29.63
2         25075219            180            178   317600.00   315758.25  8.00000      1.00000   11/1/1999       3035.15     80.00
2         26053678            180            173   344850.00   337500.26  7.62500      0.62500    6/1/1999       3221.35     94.74
2         26074229            180            172   356000.00   347301.05  7.62500      0.62500    5/1/1999       3325.50     58.84
2         26091140            180            175   272500.00   268333.32  7.50000      0.50000    8/1/1999       2526.11     73.15
2         26091470            180            176   351100.00   346772.11  7.37500      0.37500    9/1/1999       3229.85     77.16
2         26163949            180            176   265000.00   261733.42  7.37500      0.37500    9/1/1999       2437.80     44.17
2         26214585            180            179   596000.00   594200.01  7.50000      0.50000   12/1/1999       5524.99     80.00
2         26225052            180            172   500000.00   487520.39  7.37500      0.37500    5/1/1999       4599.62     66.67
2         26254557            180            175  1620000.00  1595229.29  7.50000      0.50000    8/1/1999      15017.60     60.00
2         26254573            180            173   276500.00   270543.80  7.50000      0.50000    6/1/1999       2563.19     70.00
2         26265181            180            174   440000.00   431814.16  7.37500      0.37500    7/1/1999       4047.66     64.71
2         26289843            180            174   260000.00   255058.70  7.12500      0.25000    7/1/1999       2355.16     52.00
2         26291047            180            175  1500000.00  1476314.31  7.12500      0.25000    8/1/1999      13587.47     66.67
2         26304543            180            174   315000.00   308708.03  7.12500      0.25000    7/1/1999       2853.37     46.67
2         26478339            180            175   400000.00   393302.67  7.12500      0.25000    8/1/1999       3623.32     63.49
2         26550079            180            174   343000.00   336753.97  7.62500      0.62500    7/1/1999       3204.07     70.00
2         26596981            180            174   600000.00   588717.71  7.25000      0.25000    7/1/1999       5477.18     60.00
2         26604041            180            176   260000.00   256931.07  7.87500      0.87500    9/1/1999       2465.97     65.00
2         26617423            180            173   905000.00   885086.05  7.25000      0.25000    6/1/1999       8261.41     68.82
2         26618884            180            175   306000.00   301321.07  7.50000      0.50000    8/1/1999       2836.66     60.00
2         26717413            180            173   315000.00   308141.83  7.37500      0.37500    6/1/1999       2897.76     70.00
2         26925545            180            174   375000.00   364683.64  7.37500      0.37500    7/1/1999       3449.71     75.00
2         26999680            180            176  1126000.00  1112120.18  7.37500      0.37500    9/1/1999      10358.34     62.56
2         27007327            180            178   322000.00   320112.06  7.87500      0.87500   11/1/1999       3054.01     53.67
2         27021864            180            176   260000.00   256870.43  7.65000      0.65000    9/1/1999       2432.45     65.00
2         27168236            180            179   600000.00   598187.93  7.50000      0.50000   12/1/1999       5562.07     73.17
2         27171784            180            173   500000.00   489229.31  7.50000      0.50000    6/1/1999       4635.06     56.18
2         27179753            180            178   251250.00   249809.00  8.12500      1.12500   11/1/1999       2419.24     75.00
2         27300839            180            173   381500.00   373193.99  7.37500      0.37500    6/1/1999       3509.51     70.00
2         27461888            180            175   300000.00   295313.26  7.25000      0.25000    8/1/1999       2738.59     80.00

2         24492258          460000.00 Single Family Residence      Primary     Rate/Term Refinance
2         24555591          424000.00 Single Family Residence      Primary     Purpose
2         24783409         1069000.00 Single Family Residence      Second      Purpose
2         24802225          900000.00 Single Family Residence      Primary     Cash-Out Refinance
2         25059221         1350000.00 Single Family Residence      Primary     Cash-Out Refinance
2         25075219          397000.00 Single Family Residence      Primary     Purpose
2         26053678          364000.00 Single Family Residence      Primary     Purpose
2         26074229          605000.00 Single Family Residence      Primary     Rate/Term Refinance
2         26091140          372500.00 Single Family Residence      Primary     Purpose
2         26091470          455000.00 Single Family Residence      Primary     Rate/Term Refinance
2         26163949          600000.00 Single Family Residence      Primary     Cash-Out Refinance
2         26214585          745000.00 Condominium                  Primary     Purpose
2         26225052          750000.00 3-Family                     Primary     Cash-Out Refinance
2         26254557         2700000.00 Single Family Residence      Primary     Cash-Out Refinance
2         26254573          395000.00 Single Family Residence      Primary     Cash-Out Refinance
2         26265181          680000.00 Single Family Residence      Primary     Rate/Term Refinance
2         26289843          500000.00 Single Family Residence      Primary     Rate/Term Refinance
2         26291047         2250000.00 Single Family Residence      Primary     Purpose
2         26304543          675000.00 Single Family Residence      Primary     Cash-Out Refinance
2         26478339          630000.00 Town Home                    Primary     Rate/Term Refinance
2         26550079          490000.00 Single Family Residence      Primary     Cash-Out Refinance
2         26596981         1000000.00 Single Family Residence      Primary     Cash-Out Refinance
2         26604041          400000.00 Single Family Residence      Primary     Cash-Out Refinance
2         26617423         1315000.00 Single Family Residence      Primary     Cash-Out Refinance
2         26618884          510000.00 Single Family Residence      Primary     Purpose
2         26717413          450000.00 Single Family Residence      Primary     Cash-Out Refinance
2         26925545          500000.00 2-Family                     Primary     Rate/Term Refinance
2         26999680         1800000.00 Single Family Residence      Primary     Rate/Term Refinance
2         27007327          600000.00 Single Family Residence      Primary     Rate/Term Refinance
2         27021864          400000.00 Single Family Residence      Primary     Purpose
2         27168236          820000.00 Single Family Residence      Primary     Purpose
2         27171784          890000.00 3-Family                     Investor    Cash-Out Refinance
2         27179753          335000.00 Single Family Residence      Primary     Cash-Out Refinance
2         27300839          545000.00 Condominium                  Primary     Cash-Out Refinance
2         27461888          375000.00 Condominium                  Primary     Purpose

2         27462191    96  GOLDEN BEACH DR               GOLDEN BEACH                FL           33160
2         27469857    928  7TH ST UNIT 6                SANTA MONICA                CA           90403
2         27733047    850  GROVE ST                     ORWIGSBURG                  PA           17961
2         27733179    127  PIQUA CIRCLE                 BERWYN                      PA           19312
2         27733278    7532  THISTLE DOWN TRAIL          FAIRAX                      VA           22039
2         28395903    3148  CORTE HERMOSA               NEWPORT BEACH               CA           92660
2         28396737    1600  CASTLE ROCK CT              WEST COVINA                 CA           91791
2         28421212    323  FROG TOWN RD                 NEW CANAAN                  CT           06840
2         28451623    2600  LAWTON ST                   SAN FRANCISCO               CA           94122
2         28481752    12913  LUPINE CT                  YUCAIPA                     CA           92399
2         28491710    12802  S 71ST ST                  TEMPE                       AZ           85284
2         28677326    400  WEADLEY RD                   STRAFFORD                   PA           19087
2         28680361    26320  OCEAN VIEW AVE             CARMEL                      CA           93921
2         28683746    10  BAYBROOK LN                   OAK BROOK                   IL           60523
2         28686640    4131  NW 101 DR                   CORAL SPRINGS               FL           33065
2         28697324    20975  NE 30 PL                   MIAMI                       FL           33180
2         28698116    2869  VERDA AVE                   ESCONDIDO                   CA           92025
2         28698470    7002  VIA DEL CHARRO              RANCHO SANTA FE             CA           92067
2         28715449    24132  LUPIN HILLS RD             HIDDEN HILLS                CA           91302
2         28720811    396  JUSTINA DR                   OCEANSIDE                   CA           92057
2         28740124    1610  CASTLE ROCK CT              WEST COVINA                 CA           91791
2         28741676    771  CLAYMONT DR                  LOS ANGELES                 CA           90049
2         28833507    333A  EL DORADO ST UNIT A         ARCADIA                     CA           91006
2         29239142    401  5TH AVE                      CORONADO                    CA           92118
2         29270964    14825  GYPSY HILL RD              SARATOGA                    CA           95070
2         29272770    415  E 37TH ST 22G                NEW YORK                    NY           10016
2         29277563    1079  MOTT HILL RD                GLASTONBURY                 CT           06073
2         29288222    4020  ORME ST                     PALO ALTO                   CA           94306
2         29289162    13403  STERLING OAK CT            SARATOGA                    CA           95070
2         29307881    2151  SHOSHONE CIRCLE             DANVILLE                    CA           94526
2         29352796    29261  COUNTRY HILLS RD           SAN JUAN CAPISTRANO         CA           92675
2         29355708    3530  MYSTIC POINTE DR UNI        MIAMI                       FL           33180
2         29385812    31531  SCENIC DR                  LAGUNA BEACH                CA           92651
2         29397643    1064  HANLEY AVE                  LOS ANGELES                 CA           90049
2         29400363    5086  VANALDEN AVE                TARZANA                     CA           91356

2         27462191            180            175   312000.00   307177.79  7.37500      0.37500    8/1/1999       2870.16     80.00
2         27469857            180            173   285000.00   278728.75  7.25000      0.25000    6/1/1999       2601.66     63.33
2         27733047            180            175   650000.00   639953.68  7.37500      0.37500    8/1/1999       5979.50     72.22
2         27733179            180            175   307500.00   302696.12  7.25000      0.25000    8/1/1999       2807.05     75.00
2         27733278            180            174   543750.00   533416.00  7.12500      0.25000    7/1/1999       4925.46     75.00
2         28395903            180            175   351500.00   346296.75  7.87500      0.87500    8/1/1999       3333.80     66.83
2         28396737            180            177   550000.00   545093.64  7.75000      0.75000   10/1/1999       5177.02     74.32
2         28421212            180            175   525000.00   516885.68  7.37500      0.37500    8/1/1999       4829.60     70.00
2         28451623            180            173   296250.00   289661.81  7.12500      0.25000    6/1/1999       2683.52     75.00
2         28481752            180            177   292550.00   289911.64  7.62500      0.62500   10/1/1999       2732.80     79.93
2         28491710            180            174   375000.00   367487.08  7.12500      0.25000    7/1/1999       3396.87     75.00
2         28677326            180            174   300000.00   294418.75  7.37500      0.37500    7/1/1999       2759.77     61.86
2         28680361            180            174   300000.00   293107.54  7.62500      0.62500    7/1/1999       2802.39     16.67
2         28683746            180            174   624000.00   612266.46  7.25000      0.25000    7/1/1999       5696.26     65.00
2         28686640            180            174   288750.00   283491.89  7.62500      0.62500    7/1/1999       2697.30     75.00
2         28697324            180            177   264600.00   262265.26  7.87500      0.87500   10/1/1999       2509.60     89.69
2         28698116            180            175   350000.00   344473.34  7.12500      0.25000    8/1/1999       3170.41     66.04
2         28698470            180            175  1397500.00  1375900.49  7.37500      0.37500    8/1/1999      12855.93     65.00
2         28715449            180            175   980000.00   962834.82  7.37500      0.37500    8/1/1999       9015.25     61.25
2         28720811            180            179   272000.00   271222.63  8.12500      1.12500   12/1/1999       2619.04     80.00
2         28740124            180            177   470950.00   466514.54  7.12500      0.25000   10/1/1999       4266.01     68.06
2         28741676            180            174   580000.00   568977.09  7.12500      0.25000    7/1/1999       5253.82     64.44
2         28833507            180            174   321300.00   315322.50  7.37500      0.37500    7/1/1999       2955.71     90.00
2         29239142            180            175   275000.00   270703.84  7.25000      0.25000    8/1/1999       2510.37     50.00
2         29270964            180            175   986700.00   971612.81  7.50000      0.50000    8/1/1999       9146.83     45.47
2         29272770            180            178   255000.00   253420.89  7.25000      0.25000   11/1/1999       2327.80     68.00
2         29277563            180            176   275000.00   271682.70  7.62500      0.62500    9/1/1999       2568.86     74.22
2         29288222            180            175   850000.00   836720.33  7.25000      0.25000    8/1/1999       7759.33     64.89
2         29289162            180            175   781000.00   769058.06  7.50000      0.50000    8/1/1999       7239.97     67.33
2         29307881            180            174   310000.00   304170.87  7.25000      0.25000    7/1/1999       2829.87     87.69
2         29352796            180            177   367054.00   363707.52  7.50000      0.50000   10/1/1999       3402.64     82.48
2         29355708            180            179   259125.00   258400.72  8.37500      1.37500   12/1/1999       2532.76     75.00
2         29385812            180            175   266500.00   262225.75  7.62500      0.62500    8/1/1999       2489.46     64.68
2         29397643            180            175   532000.00   516328.48  7.12500      0.25000    8/1/1999       4819.02     79.64
2         29400363            180            175   440000.00   433415.79  7.75000      0.75000    8/1/1999       4141.61     80.00

2         27462191          390000.00 Single Family Residence      Primary     Purpose
2         27469857          450000.00 Condominium                  Primary     Rate/Term Refinance
2         27733047          900000.00 Single Family Residence      Primary     Cash-Out Refinance
2         27733179          410000.00 Condominium                  Primary     Cash-Out Refinance
2         27733278          725000.00 Single Family Residence      Primary     Cash-Out Refinance
2         28395903          526000.00 Single Family Residence      Primary     Rate/Term Refinance
2         28396737          740000.00 Single Family Residence      Primary     Purpose
2         28421212          750000.00 Single Family Residence      Primary     Cash-Out Refinance
2         28451623          395000.00 Single Family Residence      Primary     Purpose
2         28481752          366000.00 Single Family Residence      Primary     Rate/Term Refinance
2         28491710          500000.00 Single Family Residence      Primary     Cash-Out Refinance
2         28677326          485000.00 Single Family Residence      Primary     Cash-Out Refinance
2         28680361         1800000.00 Single Family Residence      Investor    Purpose
2         28683746          960000.00 Single Family Residence      Primary     Cash-Out Refinance
2         28686640          385000.00 Single Family Residence      Primary     Rate/Term Refinance
2         28697324          295000.00 Single Family Residence      Primary     Purpose
2         28698116          530000.00 Single Family Residence      Primary     Cash-Out Refinance
2         28698470         2150000.00 Single Family Residence      Primary     Cash-Out Refinance
2         28715449         1600000.00 Single Family Residence      Primary     Rate/Term Refinance
2         28720811          340000.00 Single Family Residence      Primary     Purpose
2         28740124          692000.00 Single Family Residence      Primary     Purpose
2         28741676          900000.00 Single Family Residence      Second      Cash-Out Refinance
2         28833507          357000.00 Condominium                  Primary     Purpose
2         29239142          550000.00 Single Family Residence      Primary     Purpose
2         29270964         2170000.00 Single Family Residence      Primary     Rate/Term Refinance
2         29272770          375000.00 Condominium                  Second      Purpose
2         29277563          370500.00 Single Family Residence      Primary     Cash-Out Refinance
2         29288222         1310000.00 Single Family Residence      Primary     Cash-Out Refinance
2         29289162         1160000.00 Single Family Residence      Primary     Rate/Term Refinance
2         29307881          353500.00 Single Family Residence      Primary     Rate/Term Refinance
2         29352796          445000.00 Single Family Residence      Primary     Rate/Term Refinance
2         29355708          345500.00 Condominium                  Primary     Rate/Term Refinance
2         29385812          412000.00 Single Family Residence      Primary     Cash-Out Refinance
2         29397643          668000.00 Single Family Residence      Primary     Rate/Term Refinance
2         29400363          550000.00 Single Family Residence      Primary     Purpose

2         29427077    4269  REYES DR                    TARZANA AREA                CA           91356
2         29458213    2  CYPRESS                        LAKE IN THE HILLS           IL           60102
2         29541158    10  RESERVOIR RD                  LOS GATOS                   CA           95030
2         30777825    441  S KATI                       GILBERT                     AZ           85296
2         30875025    2639  PIEDMONT AVE                BERKELEY                    CA           94705
2         31013238    222  11TH ST                      HUNTINGTON BEACH            CA           92648
2         31013832    252  DONALD DR                    MORAGA                      CA           94556
2         31024391    2934  N TWINS OAKS+               SAN MARCOS                  CA           92069
2         31093081    5299  HARBORD DR                  OAKLAND                     CA           94618
2         31103468    1963  AMALFI WAY                  MOUNTAIN VIEW               CA           94040
2         31115330    3236  CANDLEWOOD RD               TORRANCE                    CA           90505
2         31115371    175  MIRAMAR AVE                  SANTA BARBARA               CA           93108
2         31115702    21448  ENTRADA RD                 TOPANGA                     CA           90290
2         31144827    761  VESPUCCI LN                  FOSTER CITY                 CA           94404
2         31294820    355  ROSE PINE CT                 TAHOE CITY                  CA           96145
2         31313349    19663  TULSA ST                   LOS ANGELES                 CA           91311
2         31334972    10540  EL CABALLO CT              DELRAY BEACH                FL           33446
2         31335565    549  27TH AVE                     SAN FRANCISCO               CA           94121
2         31414329    50  FORREST HILLS DR              VOORHEES                    NJ           08043
2         31440134    6716  DEER RUN TRAIL              CASTLE ROCK                 CO           80104
2         31446982    19916  E SKYLINE DR               WALNUT                      CA           91789
2         31514979    17560  TAYLOR LN                  OCCIDENTAL                  CA           95465
2         31532922    11251  E COCHISE DR               SCOTTSDALE                  AZ           85259
2         31640642    22187  OLD SANTA CRUZ HWY         LOS GATOS                   CA           95030
2         32018566    24132  W ROYAL WORLINGTON         NAPERVILLE                  IL           60564
2         32635146    24252  MARISOL WAY                TEMECULA                    CA           92590
2         32711723    5  N 071 HONEY HILL               WAYNE                       IL           60184
2         32727752    7244  MIRA VISTA                  LAS VEGAS                   NV           89120
2         32741662    6319  ROCKING HORSE WAY           ORANGE                      CA           92869
2         33007311    2  CLAREMONT LN                   COTO DE CAZA AREA           CA           92679
2         7014927185  1  A  HIGHLAND DR                 SN LUIS OBISP               CA           93405
2         7015494151  16265  TISBURY CIR                HUNTINGTON BH               CA           92649
2         7015996544  4  DOVER DRIVE                    OAK BROOK                   IL           60523
2         7016279502  2  HIGH POINT RD                  WESTPORT                    CT           06880
2         7016518404  8316W 126TH ST                    PALOS PARK                  IL           60464

2         29427077            180            175   444000.00   437137.41  7.37500      0.37500    8/1/1999       4084.46     74.62
2         29458213            180            175   254000.00   250116.21  7.50000      0.50000    8/1/1999       2354.61     74.71
2         29541158            180            175   584000.00   575448.35  8.00000      1.00000    8/1/1999       5581.01     28.49
2         30777825            180            176   429750.00   424509.52  7.50000      0.50000    9/1/1999       3983.84     89.72
2         30875025            180            176   650000.00   642243.77  7.75000      0.75000    9/1/1999       6118.29     77.38
2         31013238            180            176   340000.00   333281.01  7.25000      0.25000    9/1/1999       3103.73     80.00
2         31013832            180            178   575000.00   571516.01  7.50000      0.50000   11/1/1999       5330.32     75.16
2         31024391            180            177   500000.00   495588.17  7.87500      0.87500   10/1/1999       4742.25     71.43
2         31093081            180            176   468000.00   462415.51  7.75000      0.75000    9/1/1999       4405.17     80.00
2         31103468            180            175   400000.00   393883.77  7.50000      0.50000    8/1/1999       3708.05     80.00
2         31115330            180            175   376000.00   370188.62  7.37500      0.37500    8/1/1999       3458.91     80.00
2         31115371            180            176   820000.00   808589.11  7.50000      0.50000    9/1/1999       7601.50     65.60
2         31115702            180            176   382800.00   378281.58  7.87500      0.87500    9/1/1999       3630.67     54.69
2         31144827            180            176   298500.00   294899.21  7.62500      0.62500    9/1/1999       2788.38     75.00
2         31294820            180            177   500000.00   495441.45  7.50000      0.50000   10/1/1999       4635.06     54.64
2         31313349            180            176   487500.00   481555.30  7.50000      0.50000    9/1/1999       4519.19     75.00
2         31334972            180            177   700000.00   684333.67  9.00000      2.00000   10/1/1999       7099.87     62.22
2         31335565            180            176   336000.00   331902.75  7.50000      0.50000    9/1/1999       3114.76     63.40
2         31414329            180            176   312000.00   308195.40  7.50000      0.50000    9/1/1999       2892.28     70.91
2         31440134            180            176   608000.00   600424.18  7.25000      0.25000    9/1/1999       5550.21     80.00
2         31446982            180            177   562500.00   557590.80  8.00000      1.00000   10/1/1999       5375.54     75.00
2         31514979            180            178   650000.00   646061.57  7.50000      0.50000   11/1/1999       6025.58     50.00
2         31532922            180            177   420000.00   416334.45  8.00000      1.00000   10/1/1999       4013.74     75.00
2         31640642            180            178   300000.00   298260.30  8.00000      1.00000   11/1/1999       2866.96     45.45
2         32018566            180            177   386300.00   382816.17  7.62500      0.62500   10/1/1999       3608.54     78.84
2         32635146            180            177   516000.00   511496.63  8.00000      1.00000   10/1/1999       4931.16     78.78
2         32711723            180            177   258750.00   256660.00  8.87500      1.87500   10/1/1999       2605.21     71.88
2         32727752            180            179   255000.00   254263.09  8.00000      1.00000   12/1/1999       2436.91     66.23
2         32741662            180            177   292500.00   289919.07  7.87500      0.87500   10/1/1999       2774.22     75.00
2         33007311            180            178   650000.00   646188.95  7.87500      0.87500   11/1/1999       6164.92     71.43
2         7014927185          180             94   320000.00   101765.15  7.80000      0.80000   11/1/1992       3021.26     80.00
2         7015494151          180            101   560000.00   384392.89  7.35000      0.35000    6/1/1993       5143.66     70.00
2         7015996544          180            106   260000.00    51121.39  7.10000      0.25000   11/1/1993       2351.52     44.83
2         7016279502          180            107   280700.00   201054.04  7.15000      0.25000   12/1/1993       2546.61     60.37
2         7016518404          180            110   248800.00   182505.00  7.35000      0.35000    3/1/1994       2285.26     77.75

2         29427077          595000.00 Single Family Residence      Primary     Purpose
2         29458213          340000.00 Single Family Residence      Primary     Purpose
2         29541158         2050000.00 Single Family Residence      Primary     Cash-Out Refinance
2         30777825          479000.00 Single Family Residence      Primary     Purpose
2         30875025          840000.00 Single Family Residence      Primary     Purpose
2         31013238          425000.00 Single Family Residence      Primary     Cash-Out Refinance
2         31013832          765000.00 Single Family Residence      Primary     Purpose
2         31024391          700000.00 Single Family Residence      Primary     Cash-Out Refinance
2         31093081          585000.00 Single Family Residence      Primary     Purpose
2         31103468          500000.00 Single Family Residence      Primary     Purpose
2         31115330          470000.00 Single Family Residence      Primary     Purpose
2         31115371         1250000.00 Single Family Residence      Primary     Cash-Out Refinance
2         31115702          700000.00 Single Family Residence      Primary     Rate/Term Refinance
2         31144827          398000.00 Single Family Residence      Primary     Cash-Out Refinance
2         31294820          915000.00 Single Family Residence      Second      Purpose
2         31313349          650000.00 Single Family Residence      Primary     Purpose
2         31334972         1125000.00 Single Family Residence      Primary     Cash-Out Refinance
2         31335565          530000.00 Condominium                  Primary     Rate/Term Refinance
2         31414329          440000.00 Single Family Residence      Primary     Purpose
2         31440134          760000.00 Single Family Residence      Primary     Purpose
2         31446982          750000.00 Single Family Residence      Primary     Cash-Out Refinance
2         31514979         1300000.00 Single Family Residence      Second      Purpose
2         31532922          560000.00 Single Family Residence      Primary     Cash-Out Refinance
2         31640642          660000.00 Single Family Residence      Primary     Cash-Out Refinance
2         32018566          490000.00 Single Family Residence      Primary     Rate/Term Refinance
2         32635146          655000.00 Single Family Residence      Second      Purpose
2         32711723          360000.00 Single Family Residence      Primary     Purpose
2         32727752          385000.00 Single Family Residence      Primary     Purpose
2         32741662          390000.00 Single Family Residence      Primary     Cash-Out Refinance
2         33007311          910000.00 Single Family Residence      Primary     Cash-Out Refinance
2         7014927185        400000.00 Single Family Residence      Primary     Rate/Term Refinance
2         7015494151        800000.00 Single Family Residence      Primary     Rate/Term Refinance
2         7015996544        580000.00 Single Family Residence      Primary     Rate/Term Refinance
2         7016279502        465000.00 Single Family Residence      Primary     Rate/Term Refinance
2         7016518404        320000.00 Single Family Residence      Primary     Rate/Term Refinance

2         7016780665  6  HUNTING HILL RD                HERRICKS                    NY           11040
2         7017073185  3506  WOODHAVEN DR                FARMERS BRNCH               TX           75234
2         7017957288  565  LAS ROCAS DR                 SIERRA MADRE                CA           91024
2         7018243167  847      MEADOW CREE              WALNUT CREEK                CA           94596
2         7018412192  543      CAMINO VERD              S PASADENA                  CA           91030
2         7018645643  10566      PEACH TREE             RCH CUCAMONGA               CA           91737
2         7018796685  18625      WELLS DR               TARZANA                     CA           91356
2         7018797824  7412      DORIE DR                WEST HILLS                  CA           91304
2         7018816806  488      OAK CREEK D              WESTLAKE VLG                CA           91361
2         7018956313  4  WINDEMERE                      HOUSTON                     TX           77063
2         7019116826  1771S CREEK DR                    OSPREY                      FL           34229
2         7019132989  3030      ANACAPA PL              FULLERTON                   CA           92835
2         7019138614  8214NWHAWKINS BLVD                PORTLAND                    OR           97229
2         7019151195  11      ANZIO                     IRVINE                      CA           92614
2         7019174650  19      KNOLL LN                  GLEN HEAD                   NY           11545
2         7019230783  21483      SHANNON CT             CUPERTINO                   CA           95014
2         7019245328  834      INVERNESS D              RANCHO MIRAGE               CA           92270
2         7019260897  7      CRAMDEN DR                 MONTEREY                    CA           93940
2         7019286579  601      CARIBBEAN W              SAN MATEO                   CA           94402
2         7019287197  25428W CEDAR CREST LN             LAKE VILLA                  IL           60046
2         7019296842  44925      LAKESIDE DR            INDIAN WELLS                CA           92210
2         7019302129  5518      WOODWAY DR              HOUSTON                     TX           77056
2         7019320576  765      CARRYWOOD W              SAN JOSE                    CA           95120
2         7019372957  45      16TH ST A-B               HERMOSA BEACH               CA           90254
2         7019414841  221      OLD NORWALK              NEW CANAAN                  CT           06840
2         7019422851  5056      VARNA AVE               SHERMAN OAKS                CA           91423
2         7019436000  1835      CAMINITO AS             LA JOLLA                    CA           92037
2         7019438279  9111      YELLOW FLOW             FAIR OAKS                   CA           95628
2         7019469126  10862      VICENZA WY             LOS ANGELES                 CA           90077
2         7019475248  709      MIDWEST CLU              OAK BROOK                   IL           60523
2         7019509988  6830W ARDMORE AVE                 CHICAGO                     IL           60631
2         7019528863  1906      MONTROBLES              SAN MARINO                  CA           91108
2         7019535678  6429      DIETERLE CR             FLUSHING                    NY           11374
2         7019537831  4016      CALLE MARLE             SAN CLEMENTE                CA           92672
2         7019550289  1131      CALLE ALMAD             SAN JOSE                    CA           95120

2         7016780665          180            114   245000.00   176751.35  7.25000      0.25000    7/1/1994       2236.52     75.38
2         7017073185          180            115   312000.00   186225.39  8.00000      1.00000    8/1/1994       2981.64     80.00
2         7017957288          180            129   252000.00    57917.12  7.60000      0.60000   10/1/1995       2350.42     78.26
2         7018243167          180            132   480000.00   396582.93  7.05000      0.25000    1/1/1996       4327.81     80.00
2         7018412192          180            135   450000.00   378167.59  7.20000      0.25000    4/1/1996       4095.22     75.00
2         7018645643          180            141   264000.00   229902.73  7.90000      0.90000   10/1/1996       2507.71     80.00
2         7018796685          180            143   600000.00   509784.35  7.25000      0.25000   12/1/1996       5477.18     80.00
2         7018797824          180            144   382800.00   335437.43  7.25000      0.25000    1/1/1997       3494.44     79.92
2         7018816806          180            145   350000.00   308562.94  7.45000      0.45000    2/1/1997       3234.61     61.95
2         7018956313          180            149   500000.00   447746.68  7.30000      0.30000    6/1/1997       4578.42     55.25
2         7019116826          180            152   390000.00   355164.15  7.90000      0.90000    9/1/1997       3704.57     80.00
2         7019132989          180            152   380000.00   344058.62  7.15000      0.25000    9/1/1997       3447.50     74.95
2         7019138614          180            153   511200.00   465770.99  7.45000      0.45000   10/1/1997       4724.38     80.00
2         7019151195          180            153   302000.00   274644.34  7.20000      0.25000   10/1/1997       2748.35     76.46
2         7019174650          180            155   250000.00   229559.04  7.45000      0.45000   12/1/1997       2310.44     58.82
2         7019230783          180            155   250000.00   229160.37  7.20000      0.25000   12/1/1997       2275.12     49.50
2         7019245328          180            157   300900.00   277694.80  7.05000      0.25000    2/1/1998       2713.00     69.98
2         7019260897          180            156   511000.00   470547.93  7.30000      0.30000    1/1/1998       4679.15     78.62
2         7019286579          180            156   420000.00   387137.53  7.45000      0.45000    1/1/1998       3881.53     75.00
2         7019287197          180            157   344000.00   318387.66  7.50000      0.50000    2/1/1998       3188.93     80.00
2         7019296842          180            157   268000.00   236138.70  7.10000      0.25000    2/1/1998       2423.87     67.85
2         7019302129          180            156   330000.00   304379.99  7.55000      0.55000    1/1/1998       3068.53     75.00
2         7019320576          180            157   250000.00   231386.25  7.50000      0.50000    2/1/1998       2317.54     56.18
2         7019372957          180            159   618000.00   574746.10  7.05000      0.25000    4/1/1998       5572.05     79.23
2         7019414841          180            162   448500.00   422151.59  7.20000      0.25000    7/1/1998       4081.56     64.07
2         7019422851          180            160   325000.00   302742.68  7.55000      0.55000    5/1/1998       3022.04     63.11
2         7019436000          180            161   288000.00   266437.80  7.05000      0.25000    6/1/1998       2596.69     80.00
2         7019438279          180            160   394000.00   367814.40  7.05000      0.25000    5/1/1998       3552.41     89.95
2         7019469126          180            161   540000.00   506411.42  7.20000      0.25000    6/1/1998       4914.26     54.00
2         7019475248          180            160   800000.00   714020.27  7.35000      0.35000    5/1/1998       7348.08     47.06
2         7019509988          180            161   275000.00   258299.87  7.50000      0.50000    6/1/1998       2549.29     69.62
2         7019528863          180            161   550000.00   512824.60  7.30000      0.30000    6/1/1998       5036.26     73.33
2         7019535678          180            163   274000.00   258965.11  7.30000      0.30000    8/1/1998       2508.98     72.11
2         7019537831          180            162   500000.00   464309.01  7.30000      0.30000    7/1/1998       4578.42     38.46
2         7019550289          180            162   336000.00   316102.17  7.10000      0.25000    7/1/1998       3038.88     80.00

2         7016780665        325000.00 Single Family Residence      Primary     Rate/Term Refinance
2         7017073185        390000.00 Single Family Residence      Primary     Purpose
2         7017957288        322000.00 Single Family Residence      Primary     Purpose
2         7018243167        600000.00 Single Family Residence      Primary     Purpose
2         7018412192        600000.00 Single Family Residence      Primary     Cash-Out Refinance
2         7018645643        330000.00 Single Family Residence      Primary     Purpose
2         7018796685        750000.00 Single Family Residence      Primary     Purpose
2         7018797824        479000.00 Single Family Residence      Primary     Purpose
2         7018816806        565000.00 Single Family Residence      Primary     Cash-Out Refinance
2         7018956313        905000.00 Single Family Residence      Primary     Cash-Out Refinance
2         7019116826        487500.00 Single Family Residence      Second      Purpose
2         7019132989        507000.00 Single Family Residence      Primary     Cash-Out Refinance
2         7019138614        639000.00 Single Family Residence      Primary     Purpose
2         7019151195        395000.00 Single Family Residence      Primary     Cash-Out Refinance
2         7019174650        425000.00 Single Family Residence      Primary     Cash-Out Refinance
2         7019230783        505000.00 Single Family Residence      Primary     Unknown
2         7019245328        430000.00 Condominium                  Primary     Cash-Out Refinance
2         7019260897        650000.00 Single Family Residence      Primary     Cash-Out Refinance
2         7019286579        560000.00 Single Family Residence      Primary     Cash-Out Refinance
2         7019287197        430000.00 Single Family Residence      Primary     Cash-Out Refinance
2         7019296842        395000.00 Condominium                  Primary     Cash-Out Refinance
2         7019302129        440000.00 Single Family Residence      Primary     Purpose
2         7019320576        445000.00 Single Family Residence      Primary     Cash-Out Refinance
2         7019372957        780000.00 2-Family                     Primary     Cash-Out Refinance
2         7019414841        700000.00 Single Family Residence      Primary     Cash-Out Refinance
2         7019422851        515000.00 Single Family Residence      Primary     Cash-Out Refinance
2         7019436000        360000.00 Condominium                  Primary     Cash-Out Refinance
2         7019438279        438000.00 Single Family Residence      Primary     Cash-Out Refinance
2         7019469126       1000000.00 Single Family Residence      Primary     Cash-Out Refinance
2         7019475248       1700000.00 Single Family Residence      Primary     Cash-Out Refinance
2         7019509988        395000.00 Single Family Residence      Primary     Cash-Out Refinance
2         7019528863        750000.00 Single Family Residence      Primary     Cash-Out Refinance
2         7019535678        380000.00 Single Family Residence      Primary     Cash-Out Refinance
2         7019537831       1300000.00 Single Family Residence      Primary     Purpose
2         7019550289        420000.00 Single Family Residence      Primary     Cash-Out Refinance

2         7019554711  1707      EMERALD ISL             OXNARD                      CA           93035
2         7019632236  2009      WHITEBRIDGE             ARGYLE                      TX           76226
2         7019718985  16919      DONNA YNEZ             PACIFIC PALISADES           CA           90272
2         7019757439  1686      STRANDWAY C             WESTLAKE VILLAGE            CA           91361
2         7019837579  14810      ORANGE GROV            HACIENDA HEIGHTS ARE        CA           91745
2         7020004854  325      CLAYDON WAY              SACRAMENTO                  CA           95864
2         7020007212  102      CAROLE MEAD              DANVILLE                    CA           94506
2         7020010869  154      SAINT GERMA              PLEASANT HILL               CA           94523
2         7020014846  5743S BLACKSTONE AVE              CHICAGO                     IL           60637
2         7020024225  319      CLAYDON WAY              SACRAMENTO                  CA           95864
2         7020027467  3260      INGLEWOOD B             LOS ANGELES                 CA           90066
2         7020053851  1545      KNOLL CIRCL             SANTA BARBARA               CA           93103
2         7020054974  2163E OLSEN RD                    THOUSAND OAKS               CA           91360
2         7020061029  888      ROSARIO DR               THOUSAND OAKS               CA           91362
2         7020070889  22636      ZALTANA ST             CHATSWORTH                  CA           91311
2         7020077942  4927      VIRO RD                 LA CANADA FLINTRIDGE        CA           91011
2         7020086919  1855      TARPON RD               NAPLES                      FL           33940
2         7020089772  2120      VIZCAYA WAY             SAN JOSE                    CA           95124
2         7020100181  1640      AMBRIA LN               MUNDELEIN                   IL           60060
2         7020104639  4535      BALBOA AVE              ENCINO                      CA           91316
2         7020107145  3961      BALLANTREE              AROMAS                      CA           95004
2         7020112863  47      HEMLOCK DR                SLEEPY HOLLOW               NY           10591
2         7020117151  2070      MCKAIN ST               CALABASAS                   CA           91302
2         7020120049  255      SANTA ANA A              SAN FRANCISCO               CA           94127
2         7020126913  207      THOMPSON SQ              MOUNTAIN VIEW               CA           94043
2         7063524743  4101  EQUUS WAY                   SHINGLE SPRINGS             CA           95682
2         7063525393  24958  COUNTY RD 101A             DAVIS                       CA           95616
2         7063537448  39627  LUPINE CT                  DAVIS                       CA           95616
2         7063542638  4804  LAHINA CT                   FAIR OAKS                   CA           95628
2         7063545722  11063  BANNER MINE WAY            NEVADA CITY                 CA           95959
2         7063563600  17401  CIRCA DEL NORTE            RANCHO SANTA FE             CA           92067
2         7505017595  160E 72ND ST                      NEW YORK                    NY           10021
2         7505028493  118  RIVERSIDE DR                 NEW YORK                    NY           10024
2         7505028568  1075  PARK AV                     NEW YORK                    NY           10028
2         7509020801  641  FIFTH AV                     NEW YORK                    NY           10022

2         7019554711          180            161   290000.00   272529.67  7.60000      0.60000    6/1/1998       2704.85     79.45
2         7019632236          180            162   327000.00   307761.94  7.20000      0.25000    7/1/1998       2975.86     58.39
2         7019718985          180            164   364000.00   345030.47  7.15000      0.25000    9/1/1998       3302.34     58.71
2         7019757439          180            165   320000.00   303549.06  7.25000      0.25000   10/1/1998       2921.17     80.00
2         7019837579          180            166   561000.00   535675.94  7.20000      0.25000   11/1/1998       5105.37     65.23
2         7020004854          180            169   400000.00   385823.98  7.10000      0.25000    2/1/1999       3617.72     80.00
2         7020007212          180            169   545400.00   526071.03  7.10000      0.25000    2/1/1999       4932.76     79.97
2         7020010869          180            169   282400.00   272391.74  7.10000      0.25000    2/1/1999       2554.11     80.00
2         7020014846          180            169   345000.00   332773.23  7.10000      0.25000    2/1/1999       3120.28     69.00
2         7020024225          180            169   350000.00   337417.30  7.15000      0.25000    2/1/1999       3175.33     77.78
2         7020027467          180            169   265000.00   255480.98  7.15000      0.25000    2/1/1999       2404.18     66.25
2         7020053851          180            169   270000.00   260470.79  7.15000      0.25000    2/1/1999       2449.54     57.45
2         7020054974          180            169   269000.00   259662.72  7.35000      0.35000    2/1/1999       2470.79     64.82
2         7020061029          180            169   400000.00   385882.63  7.15000      0.25000    2/1/1999       3628.95     74.07
2         7020070889          180            170  1200000.00  1147891.34  7.30000      0.30000    3/1/1999      10988.21     54.55
2         7020077942          180            170   268000.00   259462.71  7.20000      0.25000    3/1/1999       2438.93     57.63
2         7020086919          180            171   319200.00   310037.80  7.15000      0.25000    4/1/1999       2895.90     80.00
2         7020089772          180            171   326000.00   316681.75  7.20000      0.25000    4/1/1999       2966.76     62.10
2         7020100181          180            170   302800.00   292950.32  7.05000      0.25000    3/1/1999       2730.13     79.68
2         7020104639          180            171   450000.00   436668.87  7.05000      0.25000    4/1/1999       4057.32     67.16
2         7020107145          180            171   338000.00   328216.59  7.05000      0.25000    4/1/1999       3047.50     65.00
2         7020112863          180            171   308000.00   299084.95  7.05000      0.25000    4/1/1999       2777.01     80.00
2         7020117151          180            171   596000.00   578748.75  7.05000      0.25000    4/1/1999       5373.70     80.00
2         7020120049          180            171   436500.00   423918.33  7.10000      0.25000    4/1/1999       3947.83     67.15
2         7020126913          180            172   340000.00   331278.00  7.05000      0.25000    5/1/1999       3065.53     74.73
2         7063524743          180             86   262500.00   145835.28  8.37500      1.37500    3/1/1992       2565.74     75.00
2         7063525393          180             86   343000.00   187729.14  7.87500      0.87500    3/1/1992       3253.18     62.36
2         7063537448          180            104   325000.00   228629.04  7.37500      0.37500    9/1/1993       2989.75     65.00
2         7063542638          180            110   243750.00   178273.06  7.25000      0.25000    3/1/1994       2225.10     75.00
2         7063545722          180            112   245000.00   178333.68  7.12500      0.25000    5/1/1994       2219.29     65.33
2         7063563600          180            131   650000.00   536919.81  7.37500      0.37500   12/1/1995       5979.51     60.47
2         7505017595          180             24   650000.00   153144.79 10.25000      3.25000    1/1/1987       7084.69     50.00
2         7505028493          180             29   420000.00    58159.34  9.25000      2.25000    6/1/1987       4322.61     60.00
2         7505028568          180             29   537500.00   138432.61  9.37500      2.37500    6/1/1987       5572.24     50.00
2         7509020801          180             28   451000.00   116935.38  9.37500      2.37500    5/1/1987       4675.50     69.92

2         7019554711        365000.00 Condominium                  Second      Cash-Out Refinance
2         7019632236        560000.00 Single Family Residence      Primary     Cash-Out Refinance
2         7019718985        620000.00 Single Family Residence      Second      Cash-Out Refinance
2         7019757439        400000.00 Single Family Residence      Primary     Cash-Out Refinance
2         7019837579        860000.00 Single Family Residence      Primary     Cash-Out Refinance
2         7020004854        500000.00 Single Family Residence      Primary     Purpose
2         7020007212        682000.00 Single Family Residence      Primary     Purpose
2         7020010869        353000.00 Single Family Residence      Primary     Cash-Out Refinance
2         7020014846        500000.00 Single Family Residence      Primary     Cash-Out Refinance
2         7020024225        450000.00 Single Family Residence      Primary     Cash-Out Refinance
2         7020027467        400000.00 Single Family Residence      Primary     Cash-Out Refinance
2         7020053851        470000.00 Single Family Residence      Primary     Purpose
2         7020054974        415000.00 Single Family Residence      Primary     Cash-Out Refinance
2         7020061029        540000.00 Single Family Residence      Primary     Cash-Out Refinance
2         7020070889       2200000.00 Single Family Residence      Primary     Cash-Out Refinance
2         7020077942        465000.00 Single Family Residence      Primary     Cash-Out Refinance
2         7020086919        399000.00 Single Family Residence      Primary     Purpose
2         7020089772        525000.00 Single Family Residence      Second      Cash-Out Refinance
2         7020100181        380000.00 Single Family Residence      Primary     Cash-Out Refinance
2         7020104639        670000.00 Single Family Residence      Primary     Cash-Out Refinance
2         7020107145        520000.00 Single Family Residence      Primary     Cash-Out Refinance
2         7020112863        385000.00 Single Family Residence      Primary     Purpose
2         7020117151        745000.00 Single Family Residence      Primary     Cash-Out Refinance
2         7020120049        650000.00 Single Family Residence      Primary     Cash-Out Refinance
2         7020126913        455000.00 Single Family Residence      Primary     Cash-Out Refinance
2         7063524743        350000.00 Single Family Residence      Primary     Rate/Term Refinance
2         7063525393        550000.00 Single Family Residence      Primary     Rate/Term Refinance
2         7063537448        500000.00 Single Family Residence      Primary     Rate/Term Refinance
2         7063542638        325000.00 Single Family Residence      Primary     Rate/Term Refinance
2         7063545722        375000.00 Single Family Residence      Primary     Rate/Term Refinance
2         7063563600       1075000.00 Single Family Residence      Primary     Purpose
2         7505017595       1300000.00 Condominium                  Primary     Unknown
2         7505028493        700000.00 Condominium                  Primary     Unknown
2         7505028568       1075000.00 Condominium                  Primary     Unknown
2         7509020801        645000.00 Condominium                  Primary     Unknown

2         814372256   1819  CERRO GORDO ST              LOS ANGELES                 CA           90026
2         816957476   8  SAGE BRUSH CT                  EAST SETAUKET               NY           11733
2         817369325   1225  RIVER RD                    EDGEWATER                   NJ           07020
2         817625676   6531  LAKE DRIVE                  BREMERTON                   WA           98312
2         817787021   25  WHETTIER ROAD                 UPPER TOWNSHIP              NJ           08248
2         818005225   277  POMONA AVENUE                LONG BEACH                  CA           90803
2         818019200   23  LOVERS LANE                   SOUTHBOROUGH                MA           01772
2         818052706   87  NORTHGATE                     AVON                        CT           06001
2         818179731   22349  MELODI LANE                SAUGUS                      CA           91350
2         818235426   2420  FOX STREET                  ORONO                       MN           55391
2         818253445   20  THISTLE LANE                  WILTON                      CT           06897
2         818253924   40  MEAD RIDGE ROAD               RIDGEFIELD                  CT           06877
2         818289209   6017  PINEHURST DRIVE             EL PASO                     TX           79912
2         818290199   8181  DOUGLAS AVE #900            DALLAS                      TX           75225
2         818302671   229-01  HOXIE DRIVE               BAYSIDE                     NY           11364
2         818311961   263  SIERRA RIDGE DR              ENCINITAS                   CA           92024
2         818317596   18  YORKSHIRE ROAD                ROCKVILLE CENTRE            NY           11570
2         818327413   11828  CAMINITO SANUDO            SAN DIEGO                   CA           92131
2         818327900   31275  PESCADO DRIVE              TEMECULA                    CA           92592
2         818334500   176  ALHAMBRA STREET              SAN FRANCISCO               CA           94123
2         818336539   3110  BANDERA DRIVE               PALO ALTO                   CA           94304
2         818344996   8281  MAN O WAR ROAD              PALM BCH GARDENS            FL           33418
2         818363350   2704NWLACAMAS DRIVE               CAMAS                       WA           98607
2         818372880   13704  68TH AVE W                 EDMONDS                     WA           98026
2         818377400   2247  BEAR FALLS LANE             TAHOE CITY                  CA           96145
2         818379299   661  ABERDEEN COURT               MILPITAS                    CA           95035
2         818381139   3770  FARM HILL BLVD              REDWOOD CITY                CA           94061
2         818381857   1157  HOLLY ANN PLACE             SAN JOSE                    CA           95120
2         818411050   11508  BIG PINEY WAY              POTOMAC                     MD           20854
2         818422099   6070SW128TH STREET                MIAMI                       FL           33156
2         818424475   206  SAPPHIRE POINT               ANDERSON                    SC           29626
2         818425621   85  ISLAND DR SOUTH               OCEAN RIDGE                 FL           33435
2         818429151   7097  RANCHO LA CIMA DR           RANCHO SANTA FE             CA           92067
2         818429706   7525  CAMINITO AVOLA              LA JOLLA                    CA           92037
2         818430316   3419  BAYVIEW DRIVE               MANHATTAN BEACH             CA           90266

2         814372256           180             93   260000.00   171139.50  7.85000      0.85000   10/1/1992       2462.24     80.00
2         816957476           180            135   288750.00   240838.49  7.35000      0.35000    4/1/1996       2652.20     75.00
2         817369325           180            135   244000.00    78237.41  7.20000      0.25000    4/1/1996       2220.52     75.08
2         817625676           180            153   256000.00   232899.51  7.25000      0.25000   10/1/1997       2336.93     80.00
2         817787021           180            154   309600.00   281710.68  7.40000      0.40000   11/1/1997       2852.47     80.21
2         818005225           180            152   300000.00   271839.47  7.25000      0.25000    9/1/1997       2738.59     75.00
2         818019200           180            145   295000.00   260009.64  7.40000      0.40000    2/1/1997       2717.95     78.67
2         818052706           180            151   420000.00   380564.08  7.75000      0.75000    8/1/1997       3953.36     64.62
2         818179731           180            149   248000.00   219070.40  7.82500      0.82500    6/1/1997       2345.04     80.00
2         818235426           180            152   270000.00   245368.78  7.62500      0.62500    9/1/1997       2522.16     41.54
2         818253445           180            151   270000.00   240685.91  7.55000      0.55000    8/1/1997       2510.62     63.53
2         818253924           180            153   280000.00   254492.07  7.12500      0.25000   10/1/1997       2536.33     73.68
2         818289209           180            151   250000.00   225848.40  7.37500      0.37500    8/1/1997       2299.81     78.86
2         818290199           180            153  1000000.00   908900.28  7.12500      0.25000   10/1/1997       9058.32     68.97
2         818302671           180            155   260000.00   221986.66  7.30000      0.30000   12/1/1997       2380.78     68.42
2         818311961           180            151   365500.00   330853.19  7.62500      0.62500    8/1/1997       3414.25     64.63
2         818317596           180            159   308000.00   283289.13  7.31500      0.31500    4/1/1998       2822.92     70.00
2         818327413           180            152   292000.00   262432.75  7.50000      0.50000    9/1/1997       2706.88     80.00
2         818327900           180            151   440000.00   398475.01  7.70000      0.70000    8/1/1997       4129.03     80.00
2         818334500           180            153   410000.00   373346.86  7.37500      0.37500   10/1/1997       3771.69     51.90
2         818336539           180            153   335000.00    80547.67  7.50000      0.50000   10/1/1997       3105.50     27.92
2         818344996           180            151   269100.00   243042.25  7.62500      0.62500    8/1/1997       2513.75     87.37
2         818363350           180            152   329550.00   299198.24  7.50000      0.50000    9/1/1997       3054.97     79.99
2         818372880           180            155   461200.00   423344.45  7.40000      0.40000   12/1/1997       4249.22     69.98
2         818377400           180            151   500000.00   364158.09  7.75000      0.75000    8/1/1997       4706.38     79.37
2         818379299           180            152   300000.00   260784.52  7.50000      0.50000    9/1/1997       2781.04     78.95
2         818381139           180            152   268000.00   240298.58  7.12500      0.25000    9/1/1997       2427.63     67.00
2         818381857           180            153   260000.00   236340.14  7.50000      0.50000   10/1/1997       2410.24     58.43
2         818411050           180            152   750000.00   681580.55  7.62500      0.62500    9/1/1997       7005.98     75.00
2         818422099           180            152   940000.00   853425.38  7.50000      0.50000    9/1/1997       8713.92     78.33
2         818424475           180            152   254000.00   226760.67  7.25000      0.25000    9/1/1997       2318.68     94.07
2         818425621           180            153   346000.00   315368.33  7.50000      0.50000   10/1/1997       3207.47     79.54
2         818429151           180            152   900000.00   443788.31  7.25000      0.25000    9/1/1997       8215.77     42.86
2         818429706           180            152   270000.00   243653.83  7.25000      0.25000    9/1/1997       2464.73     52.43
2         818430316           180            153   792000.00   721211.88  7.37500      0.37500   10/1/1997       7285.80     80.00

2         814372256         325000.00 Single Family Residence      Primary     Rate/Term Refinance
2         816957476         385000.00 Single Family Residence      Primary     Cash-Out Refinance
2         817369325         325000.00 Condominium                  Primary     Rate/Term Refinance
2         817625676         320000.00 Single Family Residence      Primary     Cash-Out Refinance
2         817787021         386000.00 Single Family Residence      Primary     Rate/Term Refinance
2         818005225         400000.00 Single Family Residence      Primary     Cash-Out Refinance
2         818019200         375000.00 Single Family Residence      Primary     Rate/Term Refinance
2         818052706         650000.00 Single Family Residence      Primary     Purpose
2         818179731         310000.00 Single Family Residence      Primary     Rate/Term Refinance
2         818235426         650000.00 Single Family Residence      Primary     Rate/Term Refinance
2         818253445         425000.00 Single Family Residence      Primary     Cash-Out Refinance
2         818253924         380000.00 Single Family Residence      Primary     Purpose
2         818289209         317000.00 Single Family Residence      Primary     Purpose
2         818290199        1450000.00 Condominium                  Primary     Purpose
2         818302671         380000.00 Single Family Residence      Primary     Purpose
2         818311961         565500.00 Single Family Residence      Primary     Purpose
2         818317596         440000.00 Single Family Residence      Primary     Cash-Out Refinance
2         818327413         365000.00 Single Family Residence      Primary     Cash-Out Refinance
2         818327900         550000.00 Single Family Residence      Primary     Rate/Term Refinance
2         818334500         790000.00 Single Family Residence      Primary     Rate/Term Refinance
2         818336539        1200000.00 Single Family Residence      Primary     Rate/Term Refinance
2         818344996         308000.00 Single Family Residence      Primary     Purpose
2         818363350         412000.00 Single Family Residence      Primary     Purpose
2         818372880         659000.00 Single Family Residence      Primary     Purpose
2         818377400         630000.00 Single Family Residence      Second      Purpose
2         818379299         380000.00 Single Family Residence      Primary     Rate/Term Refinance
2         818381139         400000.00 Single Family Residence      Primary     Purpose
2         818381857         445000.00 Single Family Residence      Primary     Cash-Out Refinance
2         818411050        1000000.00 Single Family Residence      Primary     Rate/Term Refinance
2         818422099        1200000.00 Single Family Residence      Primary     Purpose
2         818424475         270000.00 Single Family Residence      Primary     Purpose
2         818425621         435000.00 Single Family Residence      Primary     Rate/Term Refinance
2         818429151        2100000.00 Single Family Residence      Primary     Rate/Term Refinance
2         818429706         515000.00 Single Family Residence      Primary     Purpose
2         818430316         990000.00 Single Family Residence      Primary     Purpose

2         818431504   3  BRIDINGTON                     LAGUNA NIGUEL               CA           92677
2         818431785   6029  CANTERBURY DR               AGOURA HILLS                CA           91301
2         818446841   2207  CALIENTE ROAD               PALM SPRINGS                CA           92264
2         818454217   1000  MOON VLY RNCH RD            APTOS                       CA           95003
2         818455065   550  EDGEWOOD ROAD                SAN MATEO                   CA           94402
2         818455438   14821  MONTALVO ROAD              SARATOGA                    CA           95070
2         818489510   1201  AVOCA AVENUE                PASADENA                    CA           91105
2         818490195   715N PALM DRIVE                   BEVERLY HILLS               CA           90210
2         818490369   18379  LAKE ENCINO DR             ENCINO                      CA           91316
2         818490401   9761  KEENELAND ROW               LA JOLLA                    CA           92037
2         818491425   28209  SEAMOUNT DRIVE             RANCHO PALOS V              CA           90275
2         818491920   4340  PONCA AVENUE                LOS ANGELES                 CA           91602
2         818492530   3064  PASEO CIELO                 RANCHO SANTA FE             CA           92067
2         818496671   10959  CROSS KEYS DR              RANCHO CUCAMONGA            CA           91737
2         818499550   7650  BUSH LAKE DRIVE             BLOOMINGTON                 MN           55438
2         818500522   5628  GLEN AVENUE                 MINNETONKA                  MN           55345
2         818501405   13228  WEATHERFIELD DR            MARYLAND HEIGHTS            MO           63146
2         818532020   3  MERION WAY                     WORCESTER                   PA           19490
2         818546566   5200  VISTA WEST COVE             AUSTIN                      TX           78731
2         818604324   3507  ST GAUDENS ROAD             MIAMI                       FL           33133
2         818695728   3847  POTOMAC AVENUE              HIGHLAND PARK               TX           75205
2         818731978   9902  LAPWORTH CIRCLE             HUNTINGTON BEACH            CA           92646
2         818816258   18      LANDING LN                PORT JEFFERSON              NY           11777
2         818831158   36  ARBOR LN                      ROSLYN HEIGHTS              NY           11755
2         818920043   1724  S PROSPECT AVE              PARK RIDGE                  IL           60068
2         819010521   4       SARAH LN                  CHELMSFORD                  MA           01824
2         819056870   48-34   BELL BLVD                 BAYSIDE                     NY           11364
2         819133265   1311    SYLVAN                    HARTLAND                    MI           48116
2         9159448209  391  GRUNION CT                   FOSTER CITY                 CA           94404
2         9159525857  7328  GEARY BLVD                  SAN FRANCISCO               CA           94121
2         9159531897  1640  BRODERICK ST                SAN FRANCISCO               CA           94115
2         9159558122  1935S PACIFIC ST                  OCEANSIDE                   CA           92054
2         9159623280  563  18TH AVE                     SAN FRANCISCO               CA           94121
2         9159623868  907  GARDEN DR                    SAN JOSE                    CA           95126
2         9159632000  1848  FORDHAM WAY                 MOUNTAIN VIEW               CA           94040

2         818431504           180            152   500000.00   453509.18  7.37500      0.37500    9/1/1997       4599.62     78.74
2         818431785           180            153   596000.00   542219.05  7.25000      0.25000   10/1/1997       5440.67     80.00
2         818446841           180            153   285000.00   259526.82  7.37500      0.37500   10/1/1997       2621.79     64.77
2         818454217           180            153  1000000.00   908804.55  7.25000      0.25000   10/1/1997       9128.63     54.05
2         818455065           180            153   450000.00   409779.43  7.37500      0.37500   10/1/1997       4139.66     47.37
2         818455438           180            153   732000.00   667197.86  7.50000      0.50000   10/1/1997       6785.74     48.80
2         818489510           180            153   340000.00   300893.82  7.37500      0.37500   10/1/1997       3127.74     75.56
2         818490195           180            153  2000000.00  1483805.03  7.25000      0.25000   10/1/1997      18257.26     47.06
2         818490369           180            153   510000.00   464850.96  7.50000      0.50000   10/1/1997       4727.77     79.07
2         818490401           180            153   340000.00   309026.07  7.12500      0.25000   10/1/1997       3079.83     80.00
2         818491425           180            153   460000.00   399051.46  7.50000      0.50000   10/1/1997       4264.26     80.00
2         818491920           180            153   385000.00   346296.30  7.50000      0.50000   10/1/1997       3569.00     79.38
2         818492530           180            153   790000.00   719120.60  7.50000      0.50000   10/1/1997       7323.40     72.15
2         818496671           180            154   243250.00   222579.51  7.50000      0.50000   11/1/1997       2254.96     78.47
2         818499550           180            153   275000.00   249172.74  7.12500      0.25000   10/1/1997       2491.04     68.75
2         818500522           180            153   265000.00   239826.23  7.37500      0.37500   10/1/1997       2437.80     73.20
2         818501405           180            153   340000.00   309026.07  7.12500      0.25000   10/1/1997       3079.83     67.33
2         818532020           180            156   252000.00   222220.81  7.48500      0.48500    1/1/1998       2333.93     88.11
2         818546566           180            160   380000.00   355142.43  7.25000      0.25000    5/1/1998       3468.88     80.00
2         818604324           180            157  1000000.00   926995.27  7.75000      0.75000    2/1/1998       9412.76     50.00
2         818695728           180            160   937500.00   867175.50  7.12500      0.25000    5/1/1998       8492.17     75.00
2         818731978           180            160   270000.00   216812.96  7.12500      0.25000    5/1/1998       2445.75     57.45
2         818816258           180            166   294000.00   281051.28  7.50000      0.50000   11/1/1998       2725.42     70.00
2         818831158           180            165   332000.00   316364.51  7.56300      0.56300   10/1/1998       3089.58     80.00
2         818920043           180            164   358400.00   340429.42  7.62500      0.62500    9/1/1998       3347.93     70.00
2         819010521           180            161   249000.00   233726.80  7.37500      0.37500    6/1/1998       2290.61     75.45
2         819056870           180            166   255000.00   243418.32  7.12500      0.25000   11/1/1998       2309.87     78.46
2         819133265           180            165   352000.00   335506.69  7.62500      0.62500   10/1/1998       3288.14     69.84
2         9159448209          180            135   304000.00   256459.68  7.50000      0.50000    4/1/1996       2818.12     80.00
2         9159525857          180            135   259500.00   218568.88  7.37500      0.37500    4/1/1996       2387.21     64.88
2         9159531897          180            134   395000.00   331108.00  7.37500      0.37500    3/1/1996       3633.70     76.70
2         9159558122          180            135   550000.00   102757.35  7.37500      0.37500    4/1/1996       1122.31     78.57
2         9159623280          180            148   262500.00   235845.56  8.40000      1.40000    5/1/1997       2569.58     75.00
2         9159623868          180            147   288750.00   257706.30  8.00000      1.00000    4/1/1997       2759.45     75.00
2         9159632000          180            144   360000.00   307233.21  8.00000      1.00000    1/1/1997       3440.35     66.67

2         818431504         635000.00 Single Family Residence      Primary     Purpose
2         818431785         745000.00 Single Family Residence      Primary     Purpose
2         818446841         440000.00 Single Family Residence      Primary     Rate/Term Refinance
2         818454217        1850000.00 Single Family Residence      Primary     Rate/Term Refinance
2         818455065         950000.00 Single Family Residence      Primary     Rate/Term Refinance
2         818455438        1500000.00 Single Family Residence      Primary     Cash-Out Refinance
2         818489510         450000.00 Single Family Residence      Primary     Rate/Term Refinance
2         818490195        4250000.00 Single Family Residence      Primary     Purpose
2         818490369         645000.00 Single Family Residence      Primary     Rate/Term Refinance
2         818490401         425000.00 Condominium                  Primary     Purpose
2         818491425         575000.00 Single Family Residence      Primary     Rate/Term Refinance
2         818491920         485000.00 Single Family Residence      Primary     Rate/Term Refinance
2         818492530        1095000.00 Single Family Residence      Primary     Cash-Out Refinance
2         818496671         310000.00 Single Family Residence      Primary     Rate/Term Refinance
2         818499550         400000.00 Single Family Residence      Primary     Rate/Term Refinance
2         818500522         362000.00 Single Family Residence      Primary     Cash-Out Refinance
2         818501405         505000.00 Single Family Residence      Primary     Rate/Term Refinance
2         818532020         286000.00 Single Family Residence      Primary     Purpose
2         818546566         475000.00 Single Family Residence      Primary     Cash-Out Refinance
2         818604324        2000000.00 Single Family Residence      Primary     Purpose
2         818695728        1250000.00 Single Family Residence      Primary     Rate/Term Refinance
2         818731978         470000.00 Single Family Residence      Primary     Rate/Term Refinance
2         818816258         420000.00 Single Family Residence      Primary     Cash-Out Refinance
2         818831158         415000.00 Single Family Residence      Investor    Purpose
2         818920043         512000.00 Single Family Residence      Primary     Cash-Out Refinance
2         819010521         330000.00 Single Family Residence      Primary     Rate/Term Refinance
2         819056870         325000.00 Single Family Residence      Primary     Rate/Term Refinance
2         819133265         504000.00 Single Family Residence      Primary     Cash-Out Refinance
2         9159448209        380000.00 Single Family Residence      Primary     Cash-Out Refinance
2         9159525857        400000.00 Single Family Residence      Primary     Rate/Term Refinance
2         9159531897        515000.00 Condominium                  Primary     Rate/Term Refinance
2         9159558122        700000.00 Single Family Residence      Primary     Purpose
2         9159623280        350000.00 Condominium                  Primary     Cash-Out Refinance
2         9159623868        385000.00 Single Family Residence      Primary     Cash-Out Refinance
2         9159632000        540000.00 Single Family Residence      Primary     Cash-Out Refinance

2         9159655142  926  SUNDANCE RD                  FREMONT                     CA           94539
2         9159697862  8999  & 9001 NORMA PL             WEST HOLLYWOOD              CA           90069
2         9159726224  37540  COUNTY LINE RD             YUCAIPA                     CA           92399
2         9159743195  1008  SCENIC WAY                  VENTURA                     CA           93003
2         9159756510  6491S JAMAICA CIR                 ENGLEWOOD                   CO           80111
2         9159834143  240  ESTATES DR                   SAN BRUNO                   CA           94066
2         9159845594  2630  POINTER DR                  WALNUT                      CA           91789
2         9159849018  460     RIM ROCK RD               NIPOMO                      CA           93444
2         9159867044  557     BANYAN CIR                WALNUT CREEK                CA           94598
2         9159870501  9821  CANYON ROCK PL              LAS VEGAS                   NV           89134
2         9159900209  27036   LILLEGARD CT              TRACY                       CA           95376
2         9159901694  263     MORNINGSIDE DR            CORTE MADERA                CA           94925
2         9159992644  23      BEL AIR DR                ORINDA                      CA           94563
2         9169103166  230     W LONGDEN AVE             ARCADIA                     CA           91007
2         9179797858  1717    KARAMEOS DR               SUNNYVALE                   CA           94087
2         9179799870  76      ALMA CT                   LOS ALTOS                   CA           94022
2         9190001405  1369    RIDGETOP LN               FULLERTON                   CA           92831
2         9190010794  905     N PLANTATION LN           WALNUT                      CA           91789
2         9190019241  1522    ESCONDIDO WAY             BELMONT                     CA           94002
2         9190032954  2389    PARADISE DR               TIBURON                     CA           94920
2         9190060120  10711   ROCKHURST AVE             SANTA ANA                   CA           92705
2         9190127820  3       BISHOP CT                 ARCADIA                     CA           91006
2         9199079956  1901  CAMPBELL AVE                SAN JOSE                    CA           95125
2         9199168957  190  MONARCH BAY                  DANA POINT                  CA           92629
2         9199175382  31  SARAZEN LN                    COTO DE CAZA                CA           92679
2         9199256968  1343  NORTON AVE                  GLENDALE                    CA           91202
2         9199267445  31  PINEHILL RD                   WATSONVILLE                 CA           95076
2         9199282790  924  HAYNE RD                     HILLSBOROUGH                CA           94010
2         9199286353  325S JUNE ST                      LOS ANGELES                 CA           90020
2         9199323982  2448  MYRTLE AVE                  HERMOSA BEACH               CA           90254
2         9199425704  11989  DOROTHY ST                 LOS ANGELES                 CA           90049
2         9199458754  112  WOODLAND VALLEY DR           SAN RAMON                   CA           94583
2         9199638207  216  VIA LINDA VISTA              TORRANCE                    CA           90277
2         9199689168  15050W TELEGRAPH RD               SANTA PAULA                 CA           93060
2         9199779415  2508  RAEBURN DR                  RIVERSIDE                   CA           92506

2         9159655142          180            141   738000.00   646488.37  8.50000      1.50000   10/1/1996       7267.38     64.12
2         9159697862          180            143   307600.00   264122.75  8.00000      1.00000   12/1/1996       2939.59     80.00
2         9159726224          180            146   251250.00   207156.22  8.12500      1.12500    3/1/1997       2419.25     75.00
2         9159743195          180            145   264000.00   234313.32  8.12500      1.12500    2/1/1997       2542.01     80.00
2         9159756510          180            147   255000.00   228361.27  8.25000      1.25000    4/1/1997       2473.86     73.91
2         9159834143          180            150   285000.00   253069.13  8.50000      1.50000    7/1/1997       2806.51     74.03
2         9159845594          180            152   273750.00   250498.00  8.55000      1.55000    9/1/1997       2703.76     75.00
2         9159849018          180            154   402500.00   367892.68  8.25000      1.25000   11/1/1997       3904.82     70.00
2         9159867044          180            153   268000.00   245392.12  8.12500      1.12500   10/1/1997       2580.53     80.00
2         9159870501          180            150   373750.00   339021.43  8.37500      1.37500    7/1/1997       3653.14     65.00
2         9159900209          180            160   305750.00   283994.37  7.50000      0.50000    5/1/1998       2834.35     74.94
2         9159901694          180            154   419000.00   292972.17  7.75000      0.75000   11/1/1997       3008.43     67.69
2         9159992644          180            157   287400.00   266418.39  7.75000      0.75000    2/1/1998       2705.23     61.81
2         9169103166          180            154   390000.00   313607.74  7.37500      0.37500   11/1/1997       3587.71     72.22
2         9179797858          180            157   293000.00   271801.51  7.87500      0.87500    2/1/1998       2778.96     55.28
2         9179799870          180            157   490000.00   451805.50  7.75000      0.75000    2/1/1998       4612.26     57.65
2         9190001405          180            155   564508.00   520288.42  8.00000      1.00000   12/1/1997       5394.74     79.96
2         9190010794          180            154   298125.00   273991.22  8.12500      1.12500   11/1/1997       2870.60     74.72
2         9190019241          180            157   500000.00   465609.24  8.50000      1.50000    2/1/1998       4923.70     54.35
2         9190032954          180            160   530000.00   456165.77  7.37500      0.37500    5/1/1998       4875.60     65.43
2         9190060120          180            159   682500.00   637754.24  7.87500      0.87500    4/1/1998       6473.18     75.00
2         9190127820          180            158   452000.00   407092.40  7.87500      0.87500    3/1/1998       4287.00     69.54
2         9199079956          180            130   325000.00   270869.81  8.37500      1.37500   11/1/1995       3176.64     62.50
2         9199168957          180            136   260000.00   219684.35  7.25000      0.25000    5/1/1996       2373.45     40.94
2         9199175382          180            145   464250.00   410282.08  7.67500      0.67500    2/1/1997       4349.96     74.88
2         9199256968          180            131   400000.00   190888.46  7.75000      0.75000   12/1/1995       3765.11     74.07
2         9199267445          180            135   250000.00   185169.40  7.25000      0.25000    4/1/1996       2282.16     79.37
2         9199282790          180            135   750000.00   630687.48  7.25000      0.25000    4/1/1996       6846.48     69.44
2         9199286353          180            135   640500.00   521125.10  7.75000      0.75000    4/1/1996       6028.88     70.00
2         9199323982          180            134   250000.00   209217.15  7.25000      0.25000    3/1/1996       2282.16     33.33
2         9199425704          180            135   375000.00   315343.77  7.25000      0.25000    4/1/1996       3423.24     75.00
2         9199458754          180            144   292600.00   248056.60  8.67500      1.67500    1/1/1997       2911.45     70.00
2         9199638207          180            143   255000.00   224751.86  8.25000      1.25000   12/1/1996       2473.86     45.95
2         9199689168          180            149   293000.00   255146.25  7.87500      0.87500    6/1/1997       2778.96     77.31
2         9199779415          180            148   350000.00   314054.67  8.00000      1.00000    5/1/1997       3344.79     56.91

2         9159655142       1151000.00 Single Family Residence      Primary     Purpose
2         9159697862        384500.00 2-Family                     Primary     Purpose
2         9159726224        335000.00 Single Family Residence      Primary     Cash-Out Refinance
2         9159743195        330000.00 Single Family Residence      Primary     Purpose
2         9159756510        345000.00 Condominium                  Primary     Purpose
2         9159834143        385000.00 Single Family Residence      Primary     Purpose
2         9159845594        365000.00 Condominium                  Primary     Purpose
2         9159849018        575000.00 Single Family Residence      Primary     Cash-Out Refinance
2         9159867044        335000.00 Single Family Residence      Primary     Purpose
2         9159870501        575000.00 Condominium                  Primary     Purpose
2         9159900209        408000.00 Single Family Residence      Primary     Purpose
2         9159901694        619000.00 Single Family Residence      Primary     Purpose
2         9159992644        465000.00 Single Family Residence      Primary     Cash-Out Refinance
2         9169103166        540000.00 Single Family Residence      Primary     Rate/Term Refinance
2         9179797858        530000.00 Single Family Residence      Primary     Rate/Term Refinance
2         9179799870        850000.00 Single Family Residence      Primary     Rate/Term Refinance
2         9190001405        706000.00 Single Family Residence      Primary     Purpose
2         9190010794        399000.00 Single Family Residence      Primary     Purpose
2         9190019241        920000.00 Single Family Residence      Primary     Purpose
2         9190032954        810000.00 Single Family Residence      Primary     Rate/Term Refinance
2         9190060120        910000.00 Single Family Residence      Primary     Purpose
2         9190127820        650000.00 Single Family Residence      Primary     Purpose
2         9199079956        520000.00 Single Family Residence      Investor    Purpose
2         9199168957        635000.00 Condominium                  Primary     Rate/Term Refinance
2         9199175382        620000.00 Condominium                  Primary     Purpose
2         9199256968        540000.00 Single Family Residence      Primary     Purpose
2         9199267445        315000.00 Single Family Residence      Primary     Cash-Out Refinance
2         9199282790       1080000.00 Single Family Residence      Primary     Purpose
2         9199286353        915000.00 Single Family Residence      Primary     Purpose
2         9199323982        750000.00 Single Family Residence      Primary     Rate/Term Refinance
2         9199425704        500000.00 Single Family Residence      Primary     Purpose
2         9199458754        418000.00 Condominium                  Primary     Purpose
2         9199638207        555000.00 Single Family Residence      Primary     Purpose
2         9199689168        379000.00 Single Family Residence      Primary     Rate/Term Refinance
2         9199779415        615000.00 Single Family Residence      Primary     Purpose

2         9199806325  2888S TIOGA WAY                   LAS VEGAS                   NV           89117
2         9199839425  32      KENSINGTON CT             ALAMO                       CA           94507
2         9199914327  121     4TH AVE                   SAN FRANCISCO               CA           94118
2         9199961609  12657   BELMONT PL                CERRITOS                    CA           90703
2         9199985368  11072   RANCHO SANTIAGO BLVD      ORANGE                      CA           92869

2         9199806325          180            149   310000.00   280411.63  8.50000      1.50000    6/1/1997       3052.70     64.32
2         9199839425          180            153   400000.00   349358.43  7.25000      0.25000   10/1/1997       3651.46     51.28
2         9199914327          180            155   292500.00   270033.17  8.25000      1.25000   12/1/1997       2837.67     65.00
2         9199961609          180            153   484000.00   440325.61  7.25000      0.25000   10/1/1997       4418.26     80.00
2         9199985368          180            153   245000.00   222801.31  7.25000      0.25000   10/1/1997       2236.52     55.06

2         9199806325        482000.00 Single Family Residence      Primary     Purpose
2         9199839425        780000.00 Single Family Residence      Primary     Rate/Term Refinance
2         9199914327        450000.00 Condominium                  Investor    Cash-Out Refinance
2         9199961609        605000.00 Single Family Residence      Primary     Purpose
2         9199985368        445000.00 Single Family Residence      Primary     Rate/Term Refinance

                                   EXHIBIT F-1

                    FORM OF INITIAL CERTIFICATION OF TRUSTEE

                                December __, 1999

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York  10010

               Re: Pooling and Servicing Agreement ("Pooling and Servicing Agreement") relating to Washington Mutual Bank, FA. Mortgage-Backed Pass-Through Certificates, Series 1999-WM2

Ladies and Gentlemen:

            In accordance with and subject to the provisions of Section 2.02 of the Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except for the exceptions noted on the schedule attached hereto, it has (a) received an original Mortgage Note with respect to each Mortgage Loan listed on the Mortgage Loan Schedule and (b) received an original Mortgage (or a certified copy thereof) with respect to each Mortgage Loan listed on the Mortgage Loan Schedule in accordance with Section 2.01 of the Pooling and Servicing Agreement. The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically mentioned above. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement or any of the Mortgage Loans identified in the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

            The Trustee acknowledges receipt of notice that the Depositor has granted to the Trustee for the benefit of the Certificateholders a security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.

            Capitalized terms used herein without definition shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                            BANK ONE, NATIONAL ASSOCIATION,
                                              as Trustee

                                            By


                                      F-1-1

                                   EXHIBIT F-2

                        FORM OF CERTIFICATION OF TRUSTEE

                                     [date]

Washington Mutual Bank, FA
1201 Third Avenue, 5th Floor
Seattle, Washington 98111

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York  10010

               Re: Pooling and Servicing Agreement ("Pooling and Servicing Agreement") relating to Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 1999-WM2

Ladies and Gentlemen:

            In accordance with and subject to the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement the undersigned, as Trustee, hereby certifies that, except for the exceptions noted on the schedule attached hereto, as to each Mortgage Loan listed in the Mortgage Loan Schedule it has reviewed the Mortgage File and has determined that (based solely on its review of each such documents on its face) (i) all documents described in clauses (i)-(v) of Section 2.01 of the Pooling and Servicing Agreement are in its possession or its agent, (ii) such documents have been reviewed by it and have not been mutilated, damaged, defaced, torn or otherwise physically altered and such documents relate to such Mortgage Loan and (iii) each Mortgage Note has been endorsed and each assignment of Mortgage has been delivered as provided in
Section 2.01 of the Pooling and Servicing Agreement. The Trustee has made no independent examination of any documents required to be delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement beyond the review specifically required therein. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents required to be delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

            Capitalized terms used herein without definition have the meanings ascribed to them in the Pooling and Servicing Agreement.

                                            BANK ONE, NATIONAL ASSOCIATION,
                                              as Trustee

                                            By: _______________________________
                                                   Authorized Representative


                                      F-2-1

                                    EXHIBIT G

                           FORM OF REQUEST FOR RELEASE

                                     [date]

To:

            In connection with the administration of the Mortgage Loans held by you as Trustee under the Pooling and Servicing Agreement dated as of December 1, 1999, among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, Washington Mutual Bank, FA, as seller and servicer, and you, as Trustee (the "Pooling and Servicing Agreement"), the undersigned hereby requests a release of the Mortgage File held by you as Trustee with respect to the following described Mortgage Loan for the reason indicated below.

Mortgagor's Name:

Address:

Loan No.:

Reason for requesting file:

___        1.     Mortgage Loan paid in full.
                  (The Servicer hereby certifies that all amounts received in connection with the Mortgage Loan have been or will be credited to the Custodial Account pursuant to the Pooling and Servicing Agreement.)

___        2.     Mortgage Loan repurchased.
                  (The Servicer hereby certifies that the Purchase Price has been credited to the Custodial Account pursuant to the Pooling and Servicing Agreement.)

___        3.     The Mortgage Loan is being foreclosed.

___        4.     Other.  (Describe)

            The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned, except if the Mortgage Loan has been paid in full or repurchased (in which case the Mortgage File will be retained by us permanently) when no longer required by us for such purpose.

            Capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

                                            [SERVICER]

                                            By: _______________________________
                                                Name:
                                                Title:

                                   EXHIBIT H-1

                     FORM OF INVESTOR REPRESENTATION LETTER

                                     [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York  10010

Bank One, National Association
1 Bank One Plaza, Suite IL1-0126
Chicago, Illinois 60670-0126

               Re: Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 1999-WM2

Ladies and Gentlemen:

            [______________________] (the "Purchaser") intends to purchase from [___________________] (the "Seller") the Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 1999-WM2 Class B [_] (together, the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1999 among Credit Suisse First Boston Mortgage Securities Corp., as Depositor (the "Company"), Washington Mutual Bank, FA, as seller and servicer, and Bank One, National Association, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

            1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

            2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

            3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

            4. The Purchaser has been furnished with, and has had an opportunity to review (a) a copy of the Pooling and Servicing Agreement and (b) such other information concerning the


                                      H-1-1

Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser.

            5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

            6. The Purchaser

                  (a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan; or

                  (b) is an insurance company, the source of funds to be used by it to purchase the Class B Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

                                Very truly yours,

                                            [Purchaser]

                                            By: _______________________________
                                                Name:
                                                Title:


                                      H-1-2

                                   EXHIBIT H-2

                    FORM OF TRANSFEROR REPRESENTATION LETTER

                                     [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York  10010

Bank One, National Association
1 Bank One Plaza, Suite IL1-0126
Chicago, Illinois 60670-0126

               Re: Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 1999-WM2

Ladies and Gentlemen:

            In connection with the sale by [_____________________] (the "Seller") to [______________] (the "Purchaser") the Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 1999-WM2 Class B [_] (together, the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1999 among Credit Suisse First Boston Mortgage Securities Corp., as Depositor (the "Company"), Washington Mutual Bank, FA., as seller and servicer, and Bank One, National Association, as trustee (the "Trustee"), the Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

            Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of
Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                Very truly yours,

                                            [SELLER]

                                            By: _______________________________
                                                Name:
                                                Title:

                                    EXHIBIT I

                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]

             Description of Rule 144A Securities, including numbers:

              ____________________________________________________
              ____________________________________________________
              ____________________________________________________
              ____________________________________________________

            The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

            1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

            2. The Buyer warrants and represents to, and covenants with, the Seller and the Trustee pursuant to Section 4.02 of the Trust Agreement as follows:

            a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

            b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

            c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Depositor and has received and reviewed a copy of the Private Placement Memorandum with respect to the Certificates.

            d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

            e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

            3. The Buyer (i) is not an employee benefit or other plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986, as amended (the "Code"), nor a Person (as such term is defined in the Trust Agreement) acting, directly or indirectly, on behalf of any such plan, or using "plan assets" of any such plan to effect its purchase of the Certificate; or (ii) except in the case of a Class R Certificate, has delivered an opinion of its counsel, addressed and satisfactory to the Trustee and the Depositor, to the effect that the purchase and holding of a Certificate by or on behalf of, or with "plan assets" of, any such plan would be permissible under applicable law, would not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and would not subject the Depositor or the Trustee to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those explicitly undertaken in the Trust Agreement; or (iii) except in the case of a Class R Certificate, is an insurance company, is acquiring the Certificate solely with assets of its general account, and such general account satisfies the conditions to the applicability of the exemptive relief available under Sections I or III of U.S. Department of Labor Prohibited Transaction Class Exemption 95-60.

            4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

            IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


____________________________________           _________________________________
        Print Name of Seller                          Print Name of Buyer

By: ________________________________           By: _____________________________
    Name:                                      Name:
    Title:                                      Title:

____________________________________           _________________________________
       Taxpayer Identification:                     Taxpayer Identification:

No. ________________________________           No. _____________________________

Date: ______________________________           Date: ___________________________

                                                            ANNEX 1 TO EXHIBIT I

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

            The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

            1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

            2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $ ______________________ / in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

__ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

__ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and
            (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

__ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

__ Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

__ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

__ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

__ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

__ Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

__ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

__ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

__ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

            3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

            4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

            5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

_____   ____            Will the Buyer be purchasing the Rule 144A
 Yes     No                      Securities only for the Buyer's own account?

            6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

            7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                               _________________________________________
                               Print Name of Buyer

                               By: _____________________________________
                                   Name:
                                   Title:

                                Date: _

                                                            ANNEX 2 TO EXHIBIT I

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]

            The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

            1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

            2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

____ The Buyer owned $ ________________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule
      144A).

____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

            3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

            4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

            5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

            6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                               _______________________________________________
                               Print Name of Buyer

                               By: ___________________________________________
                                      Name:
                                     Title:

                               IF AN ADVISER:

                               _______________________________________________
                               Print Name of Buyer

                               Date:_______________________________

                                    EXHIBIT J

                FORM OF INVESTOR TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF NEW YORK     )
                      :  ss.:
COUNTY OF NEW YORK    )

            [NAME OF OFFICER], being first duly sworn, deposes and says:

            1. That he is [Title of Officer] or [Name of Owner] (record or beneficial owner (the "Owner") of the Class R[1][2] Certificates (the "Class R Certificates")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ____________________ ] [the United States], on behalf of which he makes this affidavit and agreement.

            2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. A "Permitted Transferee" is any person other than a "disqualified organization". (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any electing large partnership under Section 775 of the Code or any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

            3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations under the Code;
(ii) that such tax would be on the transferor (or, with respect to electing large partnerships, on such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a non-Permitted Transferee, on the agent; (iii) that the person (other than with transfers with respect to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is a Permitted Transferee and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, if a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax.

            4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if at any time during the taxable year of the pass-through entity a non-Permitted Transferee is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

            5. That the Owner is aware that the Trustee will not register the Transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

            6. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 6.02 of the Pooling and Servicing Agreement under which the Class R Certificates were issued. The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

            7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is a Permitted Transferee.

            8. That the Owner's Taxpayer Identification Number is _________.

            9. That the Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

            10. That no purpose of the Owner relating to the purchase of the Class R Certificate by the Owner is or will be to impede the assessment or collection of tax.

            11. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

            12. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Certificates remain outstanding.

            13. The Owner hereby agrees to cooperate with the Trustee and to take any action required of it by the Code or Treasury regulations thereunder (whether now or hereafter promulgated) in order to create or maintain the REMIC status of the Trust Fund.

            14. The Owner hereby agrees that it will not take any action that could endanger the REMIC status of the Trust Fund or result in the imposition of tax on the Trust Fund unless counsel for, or acceptable to, the Trustee has provided an opinion that such action will not result in the loss of such REMIC status or the imposition of such tax, as applicable.

            15, The Owner is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan

            IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ________ day of ________________-.

                                  [NAME OF OWNER]

                                  By: _____________________________________
                                      [Name of Officer]
                                      [Title of Officer]

[Corporate Seal]

ATTEST:

[Assistant] Secretary

            Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

            Subscribed and sworn before me this day ______ of _____________.


                             __________________________________________________
                             NOTARY PUBLIC

                             COUNTY OF ____________________
                             STATE OF  _________________

                             My Commission expires the __day of _________, 19__.

                                    EXHIBIT K

                          FORM OF TRANSFER CERTIFICATE

                                     [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York 10010

Bank One, National Association
1 Bank One Plaza, Suite IL1-0126
Chicago, Illinois 60670-0126

               Re: Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 1999-WM2, Class R[1][2]
                      (the "Certificates")

Ladies and Gentlemen:

            This letter is delivered to you in connection with the sale by [_________________] (the "Seller") to [_______________________] (the
"Purchaser") of a ____% Percentage Interest in the above referenced Certificates, pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1999 among Credit Suisse First Boston Mortgage Securities Corp. as depositor (the "Depositor"), Bank One, National Association, as trustee (the "Trustee") and Washington Mutual Bank, FA, as seller and servicer. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

            1. No purpose of the Seller relating to sale of the Certificate by the Seller to the Purchaser is or will be to enable the Seller to impede the assessment or collection of any tax.

            2. The Seller understands that the Purchaser has delivered to the Trustee a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit J. The Seller does not know or believe that any representation contained therein is false.

            3. The Seller has no actual knowledge that the proposed Transferee is not a Permitted Transferee.

            4. The Seller has no actual knowledge that the Purchaser would be unwilling or unable to pay taxes due on its share of the taxable income attributable to the Certificate.

            5. The Seller has conducted a reasonable investigation of the financial condition of the Purchaser and, as a result of the investigation, found that the Purchaser has historically paid its debts as they came due, and found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they come due in the future.

            6. The Purchaser has represented to the Seller that, if the Certificate constitutes a noneconomic residual interest, it (i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and
(ii) intends to pay taxes associated with its holding of the Certificate as they become due.

                                Very truly yours,

                                [SELLER]

                                By: _______________________________________
                                      Name:
                                     Title:

                                    EXHIBIT L
                                 FORM OF ALLONGE

                                     ALLONGE

            Pay the note affixed to this allonge to the order of ________________________________________________________, without recourse.

                                            WASHINGTON MUTUAL BANK, FA

                                            __________________________________
                                            [Signature]

                                            Name: ____________________________
                                            Title: ___________________________

                                     ANNEX Y

            Class Y Principal Reduction Amounts: For any Distribution Date, the amounts by which the principal balances of the Class Y-1 and Class Y-2 Interests respectively will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal determined as follows:

For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

P(IB) = the Group 1 Subordinate Amount after the allocation of Realized Losses and distributions of principal on such Distribution Date.

P(IIB) = the Group 2 Subordinate Amount after the allocation of Realized Losses and distributions of principal on such Distribution Date.

R =             the Class DB Pass Through Rate = (6.25%P(IB) +
                7.0%P(IIB))/(P(IB) + P(IIB))

Y(1) = the principal balance of the Class Y-1 Interests after distributions on the prior Distribution Date.

Y(2) = the principal balance of the Class Y-2 Interests after distributions on the prior Distribution Date.

[Delta]Y(1) =   the Class Y-1 Principal Reduction Amount.

[Delta]Y(2) =   the Class Y-2 Principal Reduction Amount.

Z(1) = the principal balance of the Class Z-1 Interests after distributions on the prior Distribution Date.

Z(2) = the principal balance of the Class Z-2 Interests after distributions on the prior Distribution Date.

[Delta]Z(1) =   the Class Z-1 Principal Reduction Amount.

[Delta]Z(2) =   the Class Z-2 Principal Reduction Amount.

P(1) = the aggregate principal balance of the Class Y-1 and Class Z-1 Interests after distributions on the prior Distribution Date, which is equal to the aggregate Group 1 principal balance reduced by the Group 1 Class P principal balance, if any.

P(2) = the aggregate principal balance of the Class Y-2 and Class Z-2 Interests after distributions on the prior Distribution Date, which is equal to the aggregate Group 2 principal balance reduced by the Group 2 Class P principal balance, if any.

[Delta]P(1) =   the aggregate principal reduction resulting on such Distribution
                Date on the Group 1 Mortgage Loans as a result of principal distributions to be made and realized losses to be allocated on such Distribution Date, reduced by the portion, if any, of such reduction allocable to any Group 1 Class P Interests, which is equal to the aggregate of the Class Y-1 and Class Z-1 Principal
                Reduction Amounts.

[Delta]P(2)=    the aggregate principal reduction resulting on such Distribution
                Date on the Group 2 Mortgage Loans as a result of principal distributions to be made and realized losses to be allocated on such Distribution Date, reduced by the portion, if any, of such reduction allocable to any Group 2 Class P Interests, which is equal to the aggregate of the Class Y-2 and Class Z-2 Principal
                Reduction Amounts.

[Alpha] =       .0005

[Gamma](1) =    (R - 6.25%)/(7.0% - R). [Gamma](1) is a non-negative number unless its denominator is zero, in which event it is undefined.

If [Gamma](1) is zero, [Delta]Y(2 )= Y(2) and [Delta]Y(1) =
(Y(1)/P(1))[Delta]P(1).

If [Gamma](1) is undefined, [Delta]Y(1) = Y(1), [Delta]Y(2) =
(Y(2)/P(2))[Delta]P(2).

In the remaining situations, [Delta]Y(2) and [Delta]Y(1) shall be defined as follows:

1.    If Y(2) - [Alpha](P(2) - [Delta]P(2)) >= 0, Y(1)- [Alpha](P(1) -
      [Delta]P(1)) >= 0, and [Gamma](1)(P(1) - [Delta]P(1)) < (P(2) -
      [Delta]P(2)), [Delta]Y(2) = Y(2) - [Alpha][Gamma](1)(P(1) - [Delta]P(1))
      and [Delta]Y(1) = Y(1) - [Alpha](P(1) - [Delta]P(1)).

2.    If Y(2) - [Alpha](P(2) - [Delta]P(2)) >= 0, Y(1) - [Alpha](P(1) -
      [Delta]P(1)) >= 0, and [Gamma](1)(P(1) - [Delta]P(1)) >= (P(2) -
      [Delta]P(2)), [Delta]Y(2) = Y(2) - [Alpha](P(2) - [Delta]P(2)) and
      [Delta]Y(1) = Y(1) - ([Alpha]/[Gamma](1))(P(2) - [Delta]P(2)).

3.    If Y(2) - [Alpha](P(2) - [Delta]P(2)) < 0, Y(1) - [Alpha](P(1) -
      [Delta]P(1)) >= 0, and Y(1) - [Alpha](P(1) - [Delta]P(1)) >= Y(1) -
      (Y(2)/[Gamma](1)), [Delta]Y(2) = Y(2) - [Alpha][Gamma](1)(P(1) -
      [Delta]P(1)) and [Delta]Y(1) = Y(1) - [Alpha](P(1) - [Delta]P(1)).

4.    If Y(2) - [Alpha](P(2) - [Delta]P(2)) < 0, Y(1) - (Y(2)/[Gamma](1)) >= 0,
      and Y(1) - [Alpha](P(1) - [Delta]P(1)) <= Y(1) - (Y(2)/[Gamma](1)),
      [Delta]Y(2) = 0 and [Delta]Y(1) = Y(1) - (Y(2)/[Gamma](1)).

5.    If Y(1) - [Alpha](P(1) - [Delta]P(1)) < 0, Y(1) - (Y(2)/[Gamma](1)) < 0,
      and Y(2) - [Alpha](P(2) - [Delta]P(2)) <= Y(2) - ([Gamma](1)Y(1)),
      [Delta]Y(2) = Y(2) - ([Gamma](1)Y(1)) and [Delta]Y(1) = 0.

6.    If Y(1) - [Alpha](P(1) - [Delta]P(1)) < 0, Y(2) - [Alpha](P(2) -
      [Delta]P(2)) >= 0, and Y(2) - [Alpha](P(2) - [Delta]P(2)) >= Y(2) -
      ([Gamma](1)Y(1)), [Delta]Y(2) = Y(2) - [Alpha](P(2) - [Delta]P(2)) and
      [Delta]Y(1) = Y(1) - ([Alpha]/[Gamma](1))(P(2) - [Delta]P(2)).

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and Class Z Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

      1. Making the ratio of Y(2) to Y(1) equal to [Gamma](1) after taking account of the allocation Realized Losses and the distributions that will be made through end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the Class Y-1, Class Y-2, Class Z1 and Class Z2 Interests is greater than or equal to zero for such Distribution Date;

      2. Making the Class Y-1 Principal Balance less than or equal to 0.0005 of the sum of the Class Y-1 and Class Z-1 Principal Balances and the Class Y2 Principal Balance less than or equal to 0.0005 of the sum of the Class Y-2 and Class Z-2 Principal Balances in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and

      3. Making the larger of (a) the fraction whose numerator is Y(2) and whose denominator is the sum of Y(2) and Z(2) and (b) the fraction whose numerator is Y(1) and whose denominator is the sum of Y(1), and Z(1) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the definition of ClassY Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y Principal Reduction Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related Class P Interests and (b) the remainder of the Available Distribution Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related Class P Interests and (ii) in respect of interest on the related Class Y and Class Z Interests, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement. In the event of any conflict among the provisions of the definition of the Class Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.

Method of calculating initial balance of the Class Y and Class Z Interests:

            To calculate the initial balances for the Class Y-1, Class Y-2, Class Z-1 and Class Z-2 Interests, first calculate the Group 1 and Group 2 Subordinate Amounts as of the Cut Off Date. Then calculate R according to the definition above. Calculate [Gamma](1) according to the definition above. Calculate P(1) and P(2) as the Group 1 Initial Balance reduced by the Class P1 Initial Balance and the Class R-1 Initial Balance (if applicable) and the Group 2 Initial Balance reduced by the Class P-2 Initial Balance and the Class R-1 Initial Balance (if applicable), respectively.

            If 0.0005 [Gamma](1) P(1) <= 0.0005 P(2), Y(1) = 0.0005 P(1) and
Y(2) = 0.0005 [Gamma](1) P(1).

            If 0.0005 [Gamma](1) P(1) > 0.0005 P(2), Y(2) = 0.0005 P(2), Y(1) =
0.0005 P(2) /[Gamma](1).

Then Z(1) = P(1) - Y(1) and Z(2) = P(2) - Y(2).


                                        4